As filed with the SEC on December 1, 2000


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No.  33-2659
                 ---------
Pre-Effective Amendment No.
                                --------

Post-Effective Amendment No.       40
                                --------


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
1940 Act File No. 811-4556


Amendment No.                      42
                                --------


                        (Check appropriate box or boxes.)

                                IDEX MUTUAL FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               570 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (727) 299-1800

       JOHN K. CARTER, ESQ. P.O. BOX 5068, CLEARWATER, FLORIDA 33758-5068
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering:

 It is proposed that this filing will become effective:

[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485.

[ ] 75 days after filing pursuant to paragraph (a) (2) of Rule 485.

[ ] On December 1, 2000 pursuant to paragraph (a) (1) of Rule 485.

[ ] On (date) pursuant to paragraph (a) (2) of Rule 485.

[X] Immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ] On (date) pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

------------------

    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                IDEX MUTUAL FUNDS
                              IDEX MUNDER NET50 AND
                           IDEX JANUS GROWTH & INCOME

                 Supplement Dated December 1, 2000 to Prospectus

                             Dated December 1, 2000

   THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS DATED December 1, 2000.
      THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS.
     TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-888-233-4339.

InterSecurities, Inc. ("ISI"), the distributor for IDEX Munder Net50 and IDEX Janus Growth & Income (each a "Fund," collectively, the "Funds"), will solicit orders to purchase shares of each Fund during an initial offering period from December 1, 2000 to December 14, 2000 (the "Subscription Period"). Orders received during the Subscription Period will not be processed before commencement of operations (currently scheduled for December 15, 2000). An order in proper form to purchase shares of each Fund that is accompanied by payment and is received by the Fund's transfer agent prior to December 14, 2000, will be deemed to be an order to purchase shares of the CEF Money Market Portfolio, and a further order to exchange shares of the CEF Money Market Portfolio for shares of the Funds as of December 15, 2000. The exchange will be processed and priced at an initial NAV of $10.00 per share (plus any applicable sales charge) into the Funds on December 15, 2000.

Existing IDEX fund shareholders may exchange all or a portion of shares of any IDEX fund they currently hold into the same class of the Funds. Exchange orders will be effected at the net asset value on December 15, 2000 of the IDEX fund(s) currently held and being exchanged into the Funds. Shareholders bear the risk that the value of the IDEX fund shares currently held and being exchanged into the Funds will go down between the time an exchange order is given and when it is accepted by the Funds on December 15, 2000. Shareholders may revoke their exchange order and avoid realizing such a loss at any time before December 15, 2000. Any exchange into the Funds represents the sale of shares from one fund and the purchase of shares of the Funds, which may produce a taxable gain or loss in a non-tax deferred account. Shares of the Funds will not be available to the public prior to the Funds' commencement of operations except through these subscription offers.

ISF00040

                    PROSPECTUS                          December 1,2000

[GRAPHIC OMITTED] IDEX(R) MUTUAL FUNDS [GRAPHIC OMITTED] JANUS
                                      -----------------------------------------
                                      [GRAPHIC OMITTED] FRED ALGER MANAGEMENT
                                                        INC.
                                      -----------------------------------------
                                      [GRAPHIC OMITTED] T. ROWE PRICE
                                      -----------------------------------------
                                                        PILGRIM BAXTER &
                                                        ASSOCIATES
                                      -----------------------------------------
                                                        GABELLI ASSET MANAGEMENT
                                                        COMPANY
                                      -----------------------------------------
                                                        GOLDMAN SACHS
                                      -----------------------------------------
                                      [GRAPHIC OMITTED] TRANSAMERICA INVESTMENT
                                                        MANAGEMENT
                                      -----------------------------------------
                                                        SALOMON BROTHERS
                                                        ASSET MANAGEMENT
                                      -----------------------------------------
                                                        GREAT COMPANIES LLC
                                      -----------------------------------------
                                      [GRAPHIC OMITTED] MUNDER CAPITAL
                                                        BE FOCUSED
                                      -----------------------------------------
                                                        AEGON
                                      -----------------------------------------
                                                        FEDERATED WORLD-CLASS
                                                        INVESTMENT MANAGER
                                      -----------------------------------------
                                      [GRAPHIC OMITTED] GE ASSET MANAGEMENT
                                      -----------------------------------------
                                      [GRAPHIC OMITTED] DEAN INVESTMENT
                                                        ASSOCIATES
                                      -----------------------------------------
                                                        LKCM
                                      -----------------------------------------
                                                        NWQ
                                      -----------------------------------------
                                                        JENNISON ASSOCIATES
                                      -----------------------------------------

IDEX MUTUAL FUNDS

[GRAPHIC OMITTED] Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

EFFECTIVE SEPTEMBER 1, 2000, IDEX JCC GLOBAL IS NOT AVAILABLE FOR NEW INVESTORS.

 IDEX MUTUAL FUNDS


Table of Contents
All About the IDEX Funds
o GROWTH FUNDS

   IDEX Jennison Equity Opportunity ........     2

   IDEX Great Companies -- America(SM) .....     4
   IDEX Goldman Sachs Growth ...............     6
   IDEX JCC Growth .........................     8
   IDEX NWQ Value Equity ...................    10
   IDEX Salomon All Cap ....................    12
   IDEX Transamerica Equity ................    14
o AGGRESSIVE GROWTH FUNDS
   IDEX Alger Aggressive Growth ............    16
   IDEX Great Companies -- Technology(SM)...    18
   IDEX JCC Capital Appreciation ...........    20

   IDEX Munder Net50 .......................    22

   IDEX Pilgrim Baxter Mid Cap Growth ......    24
   IDEX Pilgrim Baxter Technology ..........    26
   IDEX Transamerica Small Company .........    28
   IDEX T. Rowe Price Small Cap ............    30
o INTERNATIONAL/GLOBAL FUNDS
   IDEX Gabelli Global Growth ..............    32
   IDEX GE International Equity ............    34
   IDEX Great Companies -- Global (2) ......    36

   *IDEX JCC Global ........................    38
   *(NOTE: Closed to new investors)

o GROWTH & INCOME FUNDS
   IDEX GE U.S. Equity .....................    40
   IDEX JCC Growth & Income ................    42
   IDEX T. Rowe Price Dividend Growth ......    44
o BALANCED FUNDS
   IDEX Dean Asset Allocation ..............    46
   IDEX JCC Balanced .......................    48
   IDEX LKCM Strategic Total Return ........    50
o FIXED INCOME FUNDS
   IDEX AEGON Income Plus ..................    52
   IDEX Federated Tax Exempt ...............    54
   IDEX JCC Flexible Income ................    56

EXPLANATION OF STRATEGIES AND RISKS ........    58
HOW THE IDEX FUNDS ARE MANAGED AND
   ORGANIZED ...............................    63

SHAREHOLDER INFORMATION ....................    69
o Opening an Account .......................    69
o How to Sell Shares .......................    69
o How to Exchange Shares ...................    69
o Other Account Information ................    70
PERFORMANCE INFORMATION ....................    78
o Yield ....................................    78
o Total Return .............................    78
o Similar Sub-Adviser Performance ..........    78
DISTRIBUTION ARRANGEMENTS ..................    81

FINANCIAL HIGHLIGHTS .......................    82
NOTES TO FINANCIAL HIGHLIGHTS ..............    98

APPENDIX A .................................    A-1

   IDEX Mutual Funds ("Fund") consists of 28 individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI) (see back cover).

   In addition, we suggest you contact your financial professional or an IDEX customer service representative, who will assist you.

   TO HELP YOU UNDERSTAND...

   In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

/target/ The target directs you to a fund's goal or objective.

/chess piece/ The chess piece indicates discussion about a fund's strategies.

/warning sign/ The warning sign indicates the risks of investing in a fund.

/graph/ The graph indicates investment performance.

/question mark/ The question mark provides additional information about the Fund or may direct you to sources for further information.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

 IDEX Jennison Equity Opportunity (formerly IDEX C.A.S.E. Growth)

SUMMARY OF RISKS AND RETURNS

/target/ Objective


THE OBJECTIVE OF IDEX JENNISON EQUITY OPPORTUNITY IS TO SEEK LONG-TERM GROWTH OF CAPITAL.


/chess piece/ Principal Strategies
              and Policies


The fund's sub-adviser, Jennison Associates LLC, (Jennison), intends to achieve this objective by primarily investing fund assets in:

o common stocks

In seeking its investment objective, Jennison will invest at least 65% of the fund's total assets in common stocks of established companies that, in Jennison's opinion, are under-valued in the market. Jennison attempts to identify stocks that have good fundamental prospects but are selling at, what it believes is, a depressed valuation level relative to those prospects. Jennison will seek to moderate equity risk from time to time by holding cash reserves and engaging in short sales "against the box." The "short against the box" technique most commonly is used when an investor is selling a stock that has increased in value substantially and wants to defer paying a heavy capital gains tax. The investor borrows shares of the same stock, and sells those shares, thus temporarily deferring the gains. The investor typically will not owe capital gains taxes on the sale until he or she closes out the position (use shares that are owned to return the borrowed shares).

Although Jennison will focus on the domestic market, it may also invest in stocks of foreign companies. If Jennison invests in emerging market countries, the risks are greater than those of investing in developed foreign markets. The economic structures in emerging market countries are less diverse and mature than those of developed countries, and their political systems are generally less stable. Since emerging market countries may have less developed legal structures, small securities markets and low trading volumes, a fund may be required to establish special custody or other arrangements before investment.

Jennison describes its investment strategy as an "opportunistic" approach in making investment decisions. When deciding which stocks to buy, Jennison emphasizes both projected earnings growth and, in its opinion, attractive valuations. This means characteristics of the stocks they purchase (growth or value, and mid cap or large cap) can change depending on where Jennison believes the best trade-off between earnings growth and attractive valuation may be at any given time.

While Jennison will invest primarily in equity securities, they may also invest in equity-related securities such as preferred stocks and convertible securities, and in fixed-income securities. Jennison may also use derivative securities in implementing its strategy. (A derivative is commonly defined as a financial instrument whose performance is derived (related), at least in part, from the performance of an underlying asset (such as a security or an index of securities)). These financial instruments include futures, options on securities, options on futures, forward contracts, swap agreements and structured notes. Use of derivatives may result in greater losses and adverse tax consequences to the fund. Jennison may invest in other securities and utilize other investment strategies in pursuit of its investment strategies which are explained beginning on page 58 and in the SAI.

Prior to December 1, 2000, this fund was managed by C.A.S.E. Management, Inc.


/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.


o FOREIGN STOCKS

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 o changes in currency values
 o currency speculation
 o currency trading costs
 o different accounting and reporting practices
 o less information available to the public
 o less (or different) regulation of securities markets
 o more complex business negotiations
 o less liquidity
 o more fluctuations in prices
 o delays in settling foreign securities transactions
 o higher costs for holding shares (custodial fees)
 o higher transaction costs
 o vulnerability to seizure and taxes
 o political instability and small markets
 o different market trading days
 o forward foreign currency contracts for hedging


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.


o INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

/graph/ PAST PERFORMANCE (A)



The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the Wilshire 5000 Total Market Index (Wilshire 5000), a widely recognized unmanaged index of stock performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.


--------------------------------------------------------------------------------
Year-by-year total return as of 12/31 each year (%) (1)

                                 [GRAPH OMITTED]


                                 CLASS A SHARES
                                 --------------

                      1997            1998            1999
                      ----            ----            ----
                     21.11           (5.34)          29.33


(1) AS OF SEPTEMBER 30, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS (8.40)%.

--------------------------------------------------------------------------------

                     QUARTER ENDED      RETURN
Class A Shares:     ---------------   ---------
Best Quarter:       12/31/98            24.98%
Worst Quarter:      9/30/98           (24.42)%

--------------------------------------------------------------------------------
Average annual total returns as of 12/31/99


                                    SINCE
                     ONE YEAR     INCEPTION
                    ----------   ----------
A Shares              22.21%        11.65%
-----------------     -----         -----
B Shares              23.70%        12.29%
-----------------     -----         -----
M Shares*             26.51%        12.46%
-----------------     -----         -----
Wilshire 5000**       23.56%        22.64%

--------------------------------------------------------------------------------
* ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED
AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999 THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.
** SINCE INCEPTION (2/01/96).

(A) PRIOR TO DECEMBER 1, 2000, THIS FUND WAS MANAGED BY C.A.S.E. MANAGEMENT ,
INC.


/dollar sign/ FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)


                                             CLASS OF SHARES
                                    A          B         C        M
                                ---------   -------   ------   ------
 Maximum sales charge (load)
 imposed on purchases
 (as a % of offering price)      5.50%       None      None     1.00%
 Maximum deferred sales
 charge (load)                  None(a)     5.00%      None     1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
(d)
% of average daily net assets

                                      CLASS OF SHARES
                               A         B         C         M
                            -------   -------   -------   ------
Management fees             0.80%     0.80%     0.80%     0.80%
Distribution and service
(12b-1) fees                0.35%     1.00%     1.00%     0.90%
Other expenses              1.66%     1.66%     1.66%     1.66%
                            ----      ----      ----      ----
Total annual fund
operating expenses          2.81%     3.46%     3.46%     3.36%
Expense reduction (c)       1.26%     1.26%     1.26%     1.26%
                            ----      ----      ----      ----
Net operating expenses      1.55%     2.20%     2.20%     2.10%
-------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Contractual arrangement with Idex Management, Inc.
     through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 SEMI-ANNUAL FEE IS IMPOSED ON ACCOUNTS OPEN FOR OVER 2 YEARS THAT ARE BELOW A MINIMUM BALANCE DUE TO REDEMPTIONS. SEE PAGE 70.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $1,261      $1,847      $3,429
  B*            $723       $1,245      $1,790      $3,508
  C             $223       $  945      $1,690      $3,655
  M             $410       $1,007      $1,726      $3,628

--------------------------------------------------------------------------------
If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $1,261      $1,847      $3,429
  B*            $223       $  945      $1,690      $3,508
  C             $223       $  945      $1,690      $3,655
  M             $311       $1,007      $1,726      $3,628

--------------------------------------------------------------------------------
* EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

 IDEX Great Companies -- America(SM)

SUMMARY OF RISKS AND RETURNS

/target/ OBJECTIVE

THE OBJECTIVE OF IDEX GREAT COMPANIES -- AMERICA(SM) IS LONG-TERM GROWTH OF CAPITAL.


/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing principally in:

o large-cap stocks

The fund seeks to invest in common stocks of large, established, United States based companies. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" candidate by the sub-adviser, each company must: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for at least 50 years and survived the founder; have a market cap in excess of $15 billion; be a global company (at least 40% of its revenues outside the U.S.); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. Each company's common stock (and its predecessors) must have outperformed both the S&P 500 and the Dow Jones Industrial Average over the twenty-year period ended December 31, 1998.

To determine which "great company" in which the fund should invest, Great Companies uses Intrinsic Value investing. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Please see page 61 for a complete description of Intrinsic Value investing.

Because stock selections are limited to the companies identified as being a "great company" by Great Companies, the fund is non-diversified.

/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o ESTABLISHED COMPANY STOCKS


Because companies in which this fund invests must have been in existence for at least a 50-year period, certain sector stocks, which would otherwise present attractive investment opportunities, will not be selected for the fund.


o PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

THIS FUND IS NON-DIVERSIFIED.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.

    What is a Non-Diversified Fund?

    A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests in a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a widely diversified fund and may be subject to a greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets in one issuer.


o INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

/graph/ Past Performance


Because the fund commenced operations in July 2000, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

/dollar sign/ Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                              Class of Shares
                                   A          B         C        M
                               ---------   -------   ------   ------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
% OF AVERAGE DAILY NET ASSETS

                                       Class of Shares
                                A         B         C         M
                             -------   -------   -------   ------
 Management fees             0.80%     0.80%     0.80%     0.80%
 Distribution and service
 (12b-1) fees                0.35%     1.00%     1.00%     0.90%
 Other expenses (c)          2.70%     2.70%     2.70%     2.70%
                             ----      ----      ----      ----
 Total annual fund
 operating expenses          3.85%     4.50%     4.50%     4.40%
 Expense reduction (d)       2.30%     2.30%     2.30%     2.30%
                             ----      ----      ----      ----
 Net operating expenses      1.55%     2.20%     2.20%     2.10%
--------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(c) Because the fund commenced operations in July 2000, the "Other expenses" are estimates.

(d) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $699       $1,460
   B            $723       $1,453
   C            $223       $1,153
   M            $410       $1,213
-------------   ----       ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $699       $1,460
   B            $223       $1,153
   C            $223       $1,153
   M            $311       $1,213
-------------   ----       ------

IDEX Goldman Sachs Growth


SUMMARY OF RISKS AND RETURNS


/target/ Objective

THE INVESTMENT OBJECTIVE OF IDEX GOLDMAN SACHS GROWTH IS TO SEEK LONG-TERM GROWTH OF CAPITAL.


/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Goldman Sachs Asset Management (GSAM), seeks to achieve this objective by investing principally in:

o STOCKS

This fund will invest at least 90% of total assets in a diversified portfolio of common stocks that are considered by GSAM to have long-term capital appreciation potential.

Stocks for this fund are selected based on their prospects for above-average growth. GSAM will select securities of growth companies trading, in GSAM's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples.

In order to determine whether a security could have favorable growth prospects, GSAM ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:

o  prospects for above-average sales and earnings growth per share
o  high return on invested capital
o  free cash flow generation
o sound balance sheet, financial and accounting policies, and overall financial strength
o  strong competitive advantages
o  effective research, product development, and marketing
o  pricing flexibility
o  strength of management
o general operating characteristics that will enable the company to compete successfully in its marketplace

The fund generally will invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued.

GSAM may sell fund securities when its expectations regarding growth change.

GSAM may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund will be unable to achieve its investment objective.

While the fund invests principally in publicly traded U.S. securities, GSAM may invest up to 10% in the aggregate in foreign equity securities (including securities of issuers in emerging countries and securities quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.

/warning sign/ Principal Risks


The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.

For information regarding a similar sub-adviser fund, please see page 78.


o INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

/graph/ Past Performance


Because the fund commenced operations in March 1999, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

/dollar sign/ Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)


                                              Class of Shares
                                   A          B         C        M
                               ---------   -------   ------   ------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)(d) % OF AVERAGE DAILY NET ASSETS

                                       Class of Shares
                                A         B         C         M
                             -------   -------   -------   ------
 Management fees             0.80%     0.80%     0.80%     0.80%
 Distribution and service
 (12b-1) fees                0.35%     1.00%     1.00%     0.90%
 Other expenses              6.50%     6.50%     6.50%     6.50%
                             ----      ----      ----      ----
 Total annual fund
 operating expenses          7.65%     8.30%     8.30%     8.20%
 Expense reduction (c)       6.10%     6.10%     6.10%     6.10%
                             ----      ----      ----      ----
 Net operating expenses      1.55%     2.20%     2.20%     2.10%
--------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.

A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
   A            $699       $2,155      $3,536      $6,678
   B*           $723       $2,174      $3,517      $6,757
   C            $223       $1,874      $3,417      $6,852
   M            $410       $1,929      $3,444      $6,829
-------------   ----       ------      ------      ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $2,155      $3,536      $6,678
  B*            $223       $1,874      $3,417      $6,757
  C             $223       $1,874      $3,417      $6,852
  M             $311       $1,929      $3,444      $6,829
-------------   ----       ------      ------      ------

* Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

IDEX JCC Growth

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX JCC GROWTH IS GROWTH OF CAPITAL.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Janus Capital Corporation (JCC), seeks to achieve this objective by investing principally in:


o common stocks listed on national exchanges or on NASDAQ which the fund's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The fund's main strategy is to invest almost all of its assets in common stocks at times when the fund's manager believes the market environment favors such investing.

The fund's manager builds the fund one company at a time, emphasizing growth of capital by investing in companies the fund's manager believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the fund's manager also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the fund's manager subjects each company to a rigorous "bottom up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the fund.


Although themes may emerge in the fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the fund, and any income realized on the fund's investments is incidental to its objective.


The fund's manager may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.


While the fund invests principally in common stocks, the fund's manager may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.

    What is a "Bottom Up" Analysis?
    When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o FOREIGN STOCKS

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 o  changes in currency values
 o  currency speculation
 o  currency trading costs
 o  different accounting and reporting practices
 o  less information available to the public
 o  less (or different) regulation of securities markets
 o  more complex business negotiations
 o  less liquidity
 o  more fluctuations in prices
 o  delays in settling foreign securities transactions
 o  higher costs for holding shares (custodial fees)
 o  higher transaction costs
 o  vulnerability to seizure and taxes
 o  political instability and small markets
 o  different market trading days
 o  forward foreign currency contracts for hedging

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.


o INVESTOR PROFILE

This fund may be appropriate for investors who want capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in the value of their investment.

/graph/ Past Performance


The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the Standard & Poors 500 Composite Stock Index (S&P 500), a widely recognized unmanaged index of stock performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.

--------------------------------------------------------------------------------
Year-by-year total return as of 12/31 each year (%) (1)


                                Class A Shares

                                 [GRAPH OMITTED]


 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
(0.49)  58.62   1.17    3.81   (8.47)   47.12   17.06   16.82   63.98   58.46


 (1) AS OF SEPTEMBER, 30, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS (2.51)%.

--------------------------------------------------------------------------------

                     QUARTER ENDED      RETURN
CLASS A SHARES:     ---------------   ---------
 Best Quarter:      12/31/99            31.77%
 Worst Quarter:     9/30/99           (17.64)%

--------------------------------------------------------------------------------
Average annual total returns as of 12/31/99



                                                        SINCE
                ONE YEAR     5 YEARS     10 YEARS     INCEPTION
               ----------   ---------   ----------   ----------
 A Shares        49.75%      37.64%       22.32%        21.60%
------------      -----       -----        -----         -----
 B Shares        53.43%         N/A          N/A        35.90%
------------      -----       -----        -----         -----
 M Shares*       55.85%      38.72%          N/A        27.83%
------------      -----       -----        -----         -----
 T Shares        58.49%      39.46%       23.44%        22.35%
------------      -----       -----        -----         -----
 S&P 500**       21.04%      28.51%       18.17%        14.33%
------------      -----       -----        -----         -----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999 THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.

**SINCE INCEPTION OF CLASS A SHARES (5/08/86). SINCE INCEPTION OF CLASS B SHARES(10/01/95) IS 24.22%; CLASS M SHARES (10/01/93) IS 20.46%; AND CLASS T
SHARES (6/04/85) IS 15.08%.

/dollar sign/ Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                             CLASS OF SHARES
                            A          B         C        M           T*
                        ---------   -------   ------   --------   ---------
Maximum sales charge
(load) imposed on
purchases
(AS A % OF OFFERING
price)                   5.50%       None      None    1.00%         8.50%
Maximum deferred
sales charge (load)     None(a)     5.00%      None    1.00%(b)     None(a)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
(d)

% OF AVERAGE DAILY NET ASSETS
                                            CLASS OF SHARES
                                A         B         C         M        T*
                             -------   -------   -------   -------   ------
 Management fees             0.90%     0.90%     0.90%     0.90%     0.90%
 Distribution and service
 (12b-1) fees                0.35%     1.00%     1.00%     0.90%     0.00%
 Other expenses              0.18%     0.18%     0.18%     0.18%     0.18%
                             ----      ----      ----      ----      ----
 TOTAL ANNUAL FUND
 OPERATING EXPENSES          1.43%     2.08%     2.08%     1.98%     1.08%
 EXPENSE REDUCTION (C)       0.03%     0.03%     0.03%     0.03%     0.03%
                             ----      ----      ----      ----      ----
 NET OPERATING EXPENSES      1.40%     2.05%     2.05%     1.95%     1.05%
--------------------------   ----      ----      ----      ----      ----

(a) Certain purchases of Class A or Class T shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c)  Contractual arrangement with Idex Management, Inc. through 11/30/01.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 SEMI-ANNUAL FEE IS IMPOSED ON ACCOUNTS OPEN FOR OVER 2 YEARS THAT ARE BELOW A MINIMUM BALANCE DUE TO REDEMPTIONS. SEE PAGE 70.

*Not available to new investors.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $685       $  975      $1,286      $2,166
  B*            $708       $  949      $1,216      $2,242
  C             $208       $  649      $1,116      $2,408
  M             $395       $  712      $1,154      $2,381
  T             $948       $1,162      $1,392      $2,053
-------------   ----       ------      ------      ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $685       $  975      $1,286      $2,166
  B*            $208       $  649      $1,116      $2,242
  C             $208       $  649      $1,116      $2,408
  M             $296       $  712      $1,154      $2,381
  T             $948       $1,162      $1,392      $2,053
-------------   ----       ------      ------      ------

* EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

 IDEX NWQ Value Equity


SUMMARY OF RISKS AND RETURNS

/target/ Objective


THE OBJECTIVE OF IDEX NWQ VALUE EQUITY IS MAXIMUM CONSISTENT TOTAL RETURN WITH MINIMUM RISK TO PRINCIPAL.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, NWQ Investment Management Company, Inc. (NWQ), employs a value-oriented approach to investing.

The fund seeks to achieve its objective by investing principally in:

o common stocks

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stock valuation levels are lower than growth stocks.

NWQ will use statistical measures to look for above-average stock valuations, screening for below-average price-to-earnings and price-to-book ratios, above-average dividend yields and strong financial stability.

NWQ also identifies those market sectors believed to benefit from long-term positive fundamentals, and focuses on the companies within these sectors which represent above-average statistical value and are undervalued when purchased.

Under normal market conditions, 65% of the fund's assets will be invested in equity securities.

The fund consists primarily of mid-capitalization to large capitalization companies. (The range for mid-capitalization companies is $1.5 - $10 billion, and over $10 billion for large capitalization companies.) When making a security selection NWQ:

o uses earnings averaged over both strong and weak periods in evaluating cyclical companies
o  focuses on quality of earnings
o  invests in relative value
o  focuses in industries and sectors that have strong long-term fundamentals

NWQ may sell the fund's securities when the stocks become overvalued or the stocks lose their strong fundamentals.

While the fund invests principally in common stocks, NWQ may, to a lesser extent, invest in money market and short term instruments (Treasury bills), or other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.


Please note: On June 16, 2000, United Asset Management Corporation (UAM), the parent company of NWQ Investment Management Company, Inc., announced that it had agreed to be acquired by Old Mutual plc (the "Transaction"). The Transaction took place September 26, 2000. Shareholders are being asked to approve a new sub-advisory contract per the requirements of the Investment Company Act of 1940. It is anticipated that the acquisition will not result in changes in advisory fees or the way the fund is managed.



/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o  MEDIUM-SIZED COMPANIES

These companies present additional risks because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger more established companies.

Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.


o INVESTOR PROFILE

This fund may be appropriate for investors who seek both capital preservation and long-term capital appreciation.

/graph/ Past Performance


The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the Standard & Poors 500 Composite Stock Index (S&P 500), a widely recognized unmanaged index of stock performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.
--------------------------------------------------------------------------------
Year-by-year total return as of 12/31 each year (%) (1)



                               [GRAPH OMITTED]

                                CLASS A SHARES

                                 1998    1999
                                 ----    ----
                                (7.24)   8.32


(1) AS OF SEPTEMBER 30, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS 8.77%.

--------------------------------------------------------------------------------

                     QUARTER ENDED      RETURN
CLASS A SHARES:     ---------------   ---------
Best Quarter:             6/30/99       14.67%
Worst Quarter:            9/30/98     (18.47)%
-----------------         -------     ------

Average annual total returns as of 12/31/99


                              SINCE
               ONE YEAR     INCEPTION
              ----------   ----------
A Shares          2.36%        4.42%
-----------       ----         ----
B Shares          2.67%        4.90%
-----------       ----         ----
M Shares*         5.69%        5.56%
-----------       ----         ----
S&P 500**        21.04%       23.91%
-----------      -----        -----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999 THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.
**SINCE INCEPTION (2/01/97).


/dollar sign/ Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)


                                              CLASS OF SHARES
                                   A          B         C       M
                               ---------   -------   ------   -----
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
(d)
% OF AVERAGE DAILY NET ASSETS

                                      CLASS OF SHARES
                               A         B         C         M
                            -------   -------   -------   ------
Management fees             0.80%     0.80%     0.80%     0.80%
Distribution and service
(12b-1) fees                0.35%     1.00%     1.00%     0.90%
Other expenses              1.12%     1.12%     1.12%     1.12%
                            ----      ----      ----      ----
TOTAL ANNUAL FUND
OPERATING EXPENSES          2.27%     2.92%     2.92%     2.82%
EXPENSE REDUCTION (C)       0.72%     0.72%     0.72%     0.72%
                            ----      ----      ----      ----
NET OPERATING EXPENSES      1.55%     2.20%     2.20%     2.10%
-------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example


This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $1,155      $1,636      $2,959
  B*            $723       $1,136      $1,575      $3,037
  C             $223       $  836      $1,475      $3,191
  M             $410       $  898      $1,511      $3,164
-------------   ----       ------      ------      ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $1,155      $1,636      $2,959
  B*            $223       $  836      $1,475      $3,037
  C             $223       $  836      $1,475      $3,191
  M             $311       $  898      $1,511      $3,164
-------------   ----       ------      ------      ------

* EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

 IDEX Salomon All Cap

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE INVESTMENT OBJECTIVE OF IDEX SALOMON ALL CAP IS TO SEEK CAPITAL
APPRECIATION.


/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Salomon Brothers Asset Management Inc (SBAM), seeks to achieve this objective by investing fund assets principally in:

o common stocks

In seeking capital appreciation, the fund may purchase securities of: seasoned issuers; small companies; newer companies; and new issues.

SBAM anticipates that the fund's investments generally will be in securities of companies which it considers to reflect the following characteristics:

o  undervalued share prices
o special situations such as existing or possible changes in management or management policies, corporate structure or control, capitalization, regulatory environment, or other circumstances which could be expected to favor earnings or market price of such company's shares
o growth potential due to technological advances, new methods in marketing or production, new or unique products or services, changes in demands for products or services or other significant new developments

SBAM uses a "bottom up" fundamental research process to select the fund's securities.

SBAM may sell the fund's securities when stocks become overvalued and its expectations regarding earnings growth change.

SBAM may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund will be unable to pursue its investment objective.

While the fund invests principally in common stocks, SBAM may, to a lesser extent, invest in cash equivalents, convertible securities or other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.

    What is a "Bottom Up" Analysis?
    When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.


/warning sign/ Principal Risks


The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the fund's holdings may fluctuate in price, the value of your investment in the fund will go up and down.

o  SMALL SIZED OR NEW COMPANIES

These companies present additional risks because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.


THIS FUND IS NON-DIVERSIFIED.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.

    What is a Non-Diversified Fund?
    A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

For information regarding a similar sub-adviser fund, please see page 78.


o INVESTOR PROFILE

This fund may be appropriate for investors who want long-term growth of capital and who can tolerate fluctuations in their investments.

/graph/ Past Performance


Because the fund commenced operations in March 1999, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

/dollar sign/ Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                              CLASS OF SHARES
                                   A          B         C        M
                               ---------   -------   ------   -------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)(d) % OF AVERAGE DAILY NET ASSETS

                                       CLASS OF SHARES
                                A         B         C         M
                             -------   -------   -------   ------
 Management fees             0.80%     0.80%     0.80%     0.80%
 Distribution and service
 (12b-1) fees                0.35%     1.00%     1.00%     0.90%
 Other expenses              7.70%     7.70%     7.70%     7.70%
                             ----      ----      ----      ----
 TOTAL ANNUAL FUND
 OPERATING EXPENSE           8.85%     9.50%     9.50%     9.40%
 EXPENSE REDUCTION (C)       7.30%     7.30%     7.30%     7.30%
                             ----      ----      ----      ----
 NET OPERATING EXPENSES      1.55%     2.20%     2.20%     2.10%
--------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.

A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example


This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $2,363      $3,902      $7,259
  B*            $723       $2,389      $3,891      $7,336
  C             $223       $2,089      $3,791      $7.420
  M             $410       $2,143      $3,817      $7,399
-------------   ----       ------      ------      ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $2,363      $3,902      $7,259
  B*            $223       $2,089      $3,791      $7,336
  C             $223       $2,089      $3,791      $7,420
  M             $311       $2,143      $3,817      $7,399
-------------   ----       ------      ------      ------

* EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

 IDEX Transamerica Equity

SUMMARY OF RISKS AND RETURNS

/target/ Objective


THE OBJECTIVE OF IDEX TRANSAMERICA EQUITY IS TO MAXIMIZE LONG-TERM GROWTH.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

o common stocks

TIM generally invests at least 65% of the fund's assets in a diversified portfolio of domestic common stocks.

TIM buys securities of premier growth companies it feels are under-valued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

o  shareholder-oriented management
o  dominance in market share
o  cost production advantages
o  leading brands
o  self-financed growth
o  attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the fund may, to a lesser extent, invest in other securities or investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the fund's principal investment strategies). To the extent it invests in these securities, the fund may not be able to achieve its investment objective.

/warning sign/ Principal Risks


The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o  STOCK SELECTION ANALYSIS

The criteria used by TIM to evaluate securities and companies to include in the fund's portfolio may not be effective and may cause overall returns to be lower than if other evaluation methods are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.

    What is a "Bottom Up" Analysis?
    When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

For information regarding a similar sub-adviser fund, please see page 78.


o INVESTOR PROFILE

This fund may be appropriate for long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.

/graph/ Past Performance

Because the fund commenced operations in March 2000, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

/dollar sign/ Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                              Class of Shares
                                   A          B         C        M
                               ---------   -------   ------   -------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
% OF AVERAGE DAILY NET ASSETS

                                       CLASS OF SHARES
                                A         B         C         M
                             -------   -------   -------   ------
 Management fees             0.80%     0.80%     0.80%     0.80%
 Distribution and service
 (12b-1) fees                0.35%     1.00%     1.00%     0.90%
 Other expenses (c)          2.70%     2.70%     2.70%     2.70%
                             ----      ----      ----      ----
 Total annual fund
 operating expenses          3.85%     4.50%     4.50%     4.40%
 Expense reduction (d)       2.30%     2.30%     2.30%     2.30%
                             ----      ----      ----      ----
 Net operating expenses      1.55%     2.20%     2.20%     2.10%
--------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Because the fund commenced operations in March 2000, the "Other expenses" are estimates.

(d) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $699       $1,460
   B            $723       $1,453
   C            $223       $1,153
   M            $410       $1,213
-------------   ----       ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $699       $1,460
   B            $223       $1,153
   C            $223       $1,153
   M            $311       $1,213
-------------   ----       ------

 IDEX Alger Aggressive Growth

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX ALGER AGGRESSIVE GROWTH IS LONG-TERM CAPITAL
APPRECIATION.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Fred Alger Management, Inc. (Alger), seeks to achieve the fund's objective by investing fund assets principally in:

o  equity securities such as common or preferred stocks
o convertible securities (convertible securities can be exchanged for, or converted into, common stock of such companies)

Under normal market conditions, the fund invests at least 85% of its assets in common stocks, which may include stocks of developing companies, of older companies that are entering a new stage of growth, and of companies whose products or services have a high unit volume growth rate. Alger may also invest in rights, warrants, options and futures.

When selecting stocks for the fund, Alger considers the following factors:

o  insiders' activity
o  market style leadership (market dominance of a particular company)
o  institutional activity
o  relative strength price change (price performance relative to an index)
o  price-to-declining U.S. dollar
o  earnings to projected change
o  quarterly earnings per-share growth rate

Alger selects convertible securities for the fund that can be converted, or exchanged, for stock of the issuer. Convertible securities are often rated below investment grade (i.e., considered to be "junk bonds"), or not rated because they fall below debt obligations and just above common stock in order of preference or priority on the issuer's balance sheet. Alger invests in convertible securities which are rated at or above investment grade.

Alger may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). During this time, the fund may invest up to 100% of its assets in money market instruments and cash equivalents. Under these circumstances, the fund will be unable to achieve its investment objective.

Alger may sell a security in order to buy shares of another company expected to have greater potential for growth or to meet redemptions.

While the fund invests principally in equity and convertible securities, Alger may, to a lesser extent, invest in ADRs, money market instruments, repurchase agreements, or other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.

/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o INVESTING AGGRESSIVELY

  o The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
  o Rights, options and futures contracts may not be exercised and may expire worthless.
  o Warrants and rights may be less liquid than stocks.

o  CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.


o INVESTOR PROFILE

This fund may be appropriate for investors who seek capital growth aggressively, and who can tolerate wide swings in the value of their investment.

/graph/ Past Performance

The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the S&P 500 Composite Stock Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.
--------------------------------------------------------------------------------
Year-by-year total return as of 12/31 each year (%) (1)

                                CLASS A SHARES


                               [GRAPH OMITTED]

                     1995    1996    1997    1998    1999
                     ----    ----    ----    ----    ----
                    55.00    5.99   23.27   48.92   69.14


(1) AS OF SEPTEMBER 30, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS (12.31)%.

--------------------------------------------------------------------------------

                     QUARTER ENDED     RETURN
CLASS A SHARES:     ---------------   --------
Best Quarter:       12/31/99           43.38%
Worst Quarter:      9/30/98           (9.47)%

--------------------------------------------------------------------------------
Average annual total returns as of 12/31/99


                                          SINCE
               ONE YEAR     5 YEARS     INCEPTION
              ----------   ---------   ----------
A Shares        59.83%      38.24%        38.63%
-----------      -----       -----         -----
B Shares        63.67%         N/A        29.07%
-----------      -----       -----         -----
M Shares*       66.05%      39.19%        39.56%
-----------      -----       -----         -----
S&P 500**       21.04%      28.51%        26.01%
-----------      -----       -----         -----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999, THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.
**SINCE INCEPTION OF CLASS A SHARES AND CLASS M SHARES (12/02/94). SINCE INCEPTION OF CLASS B SHARES (10/01/95) IS 24.22%.

/dollar sign/ Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)


                                              CLASS OF SHARES
                                   A         B         C       M
                                  ----      ----     ------   ----
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)        5.50%     None     None     1.00%
Maximum deferred sales
charge (load)                    None(a)   5.00%     None     1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
(d)
% OF AVERAGE DAILY NET ASSETS

                                      CLASS OF SHARES
                               A         B         C         M
                            -------   -------   -------   ------
Management fees             0.80%     0.80%     0.80%     0.80%
Distribution and service
(12b-1) fees                0.35%     1.00%     1.00%     0.90%
Other expenses              0.71%     0.71%     0.71%     0.71%
                            ----      ----      ----      ----
TOTAL ANNUAL FUND
OPERATING EXPENSES          1.86%     2.51%     2.51%     2.41%
EXPENSE REDUCTION (C)       0.31%     0.31%     0.31%     0.31%
                            ----      ----      ----      ----
NET OPERATING EXPENSES      1.55%     2.20%     2.20%     2.10%
-------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $1,074      $1,473      $2,586
  B*            $723       $1,052      $1,408      $2,663
  C             $223       $  752      $1,308      $2,823
  M             $410       $  815      $1,345      $2,796
-------------   ----       ------      ------      ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $1,074      $1,473      $2,586
  B*            $223       $  752      $1,308      $2,663
  C             $223       $  752      $1,308      $2,823
  M             $311       $  815      $1,345      $2,796
-------------   ----       ------      ------      ------

*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

 IDEX Great Companies -- Technology(SM)

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX GREAT COMPANIES -- TECHNOLOGY(SM) IS LONG-TERM GROWTH OF CAPITAL.

/chess piece/ Principal Strategies
              and Policies

The fund sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing in:

o common stocks of companies that offer technology or communications related products and services

Great Companies generally invests at least 65% of the fund's assets in such stocks.

The fund seeks to invest in stocks of large, established, United States based companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological or communications in their operating history. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" candidate by the sub-adviser, a company must: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for 15 years or more; have a market cap in excess of $15 billion; be a global company (at least 30% of its revenues outside the U.S.); be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. Each company's common stock (and its predecessors) must have outperformed both the S&P 500 and the Dow Jones Industrial Average over the ten-year period ended December 31, 1998.

To determine which "great company" in which the fund should invest, Great Companies uses Intrinsic Value investing. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Please see page 61 for a complete description of Intrinsic Value investing.

Because stock selections are limited to the companies identified as being a "great company" by Great Companies, the fund is non-diversified.

/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o  ESTABLISHED COMPANY STOCKS

Because companies in which this fund invests must have been in existence for at least 15 years, certain sector stocks, which would otherwise present attractive investment opportunities, will not be selected for the fund.

o  TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues. The entire value of the fund may decrease if the technology industry suffers a loss.

o  PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

THIS FUND IS NON-DIVERSIFIED.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.

    What is a Non-Diversified Fund?
    A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests in a greater portion of its assets in the securities of a smaller number is issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a widely diversified fund and may be subject to a greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets in one issuer.


o INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

/graph/ Past Performance


Because the fund commenced operations in July 2000, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

/dollar sign/ Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                              CLASS OF SHARES
                                   A          B         C       M
                               ---------   -------   ------   ------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
% OF AVERAGE DAILY NET ASSETS

                                       Class of Shares
                                A         B         C         M
                             -------   -------   -------   ------
 Management fees             0.80%     0.80%     0.80%     0.80%
 Distribution and service
 (12b-1) fees                0.35%     1.00%     1.00%     0.90%
 Other expenses (c)          2.70%     2.70%     2.70%     2.70%
                             ----      ----      ----      ----
 Total annual fund
 operating expenses          3.85%     4.50%     4.50%     4.40%
 Expense reduction (d)       2.30%     2.30%     2.30%     2.30%
                             ----      ----      ----      ----
 Net operating expenses      1.55%     2.20%     2.20%     2.10%
--------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(c) Because the fund commenced operations in July 2000, the "Other expenses" are estimates.

(d) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $699       $1,460
   B            $723       $1,453
   C            $223       $1,153
   M            $410       $1,213
-------------   ----       ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $699       $1,460
   B            $223       $1,153
   C            $223       $1,153
   M            $311       $1,213
-------------   ----       ------

IDEX JCC Capital Appreciation

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX JCC CAPITAL APPRECIATION IS LONG-TERM GROWTH OF CAPITAL.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Janus Capital Corporation (JCC), seeks to achieve the fund's objective by investing principally in:

o common stocks of medium-sized companies

Medium-sized companies are those whose market capitalizations, at the time of purchase, fall within the range of the S&P Mid Cap 400 Index. As of February, 2000, this range was $170 million to $57 billion.


This fund invests in industries and stocks of companies that the fund's manager believes are experiencing favorable demand for their products and services, and are operating in favorable competitive and regulatory environments.

The fund's manager uses a "bottom up" approach when choosing securities for the fund's portfolio. The fund's manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.


Although themes may emerge in the fund, stocks are usually selected without regard to any defined industry sector or other similarly defined selection procedure. Though income is not an objective of the fund, some holdings might produce incidental income.


The fund's manager may sell the fund's securities when its expectations regarding growth potential change.

While the fund invests principally in common stocks of medium-sized companies, the fund manager may, to a lesser extent, invest in stocks of smaller to larger companies, including some foreign companies, or other securities and investment strategies in pursuit of the fund's investment objective, which are explained beginning on page 58 and in the SAI.


   What is a "Bottom Up" Analysis?
    When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

/warning sign/ Principal Risks


The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o  MEDIUM-SIZED COMPANIES

These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

THIS FUND IS NON-DIVERSIFIED.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.

    What is a Non-Diversified Fund?
    A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.


o INVESTOR PROFILE

This fund may be appropriate for investors who want capital growth and who can stand the risks associated with common stock investments.

/graph/ Past Performance



The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the Standard & Poors MidCap 400 Index (S&P 400), a widely recognized unmanaged index of stock performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.

--------------------------------------------------------------------------------
Year-by-year total return as of 12/31 each year (%) (1)

                                CLASS A SHARES


                               [GRAPH OMITTED]


                     1995    1996    1997    1998    1999
                     ----    ----    ----    ----    ----
                    36.62   13.00   12.18   31.32   119.22


(1) As of September 30, 2000, the end of the most recent calendar quarter, the fund's year-to-date return for Class A was (8.85)%.

--------------------------------------------------------------------------------

                     QUARTER ENDED      RETURN
CLASS A SHARES:     ---------------   ---------
Best Quarter:       12/31/99            56.94%
Worst Quarter:      9/30/98           (15.64)%
-----------------   --------          ------

Average annual total returns as of 12/31/99

                                                 SINCE
                      ONE YEAR     5 YEARS     INCEPTION
                     ----------   ---------   ----------
A Shares             107.17%       36.34%        36.88%
------------------   ------         -----         -----
B Shares             113.76%          N/A        36.73%
------------------   ------         -----         -----
M Shares*            115.65%       37.14%        37.66%
------------------   ------         -----         -----
S&P MidCap 400**     14.66%        22.97%        21.08%
------------------   ------         -----         -----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999 THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.
**SINCE INCEPTION OF CLASS A SHARES AND CLASS M SHARES (12/02/94). SINCE INCEPTION OF CLASS B SHARES (10/01/95) IS 18.56%.

/dollar sign/ Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                              Class of Shares
                                   A          B         C        M
                               ---------   -------   ------   -------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)(d) % OF AVERAGE DAILY NET ASSETS


                                      CLASS OF SHARES
                               A         B         C         M
                            -------   -------   -------   ------
Management fees             1.00%     1.00%     1.00%     1.00%
Distribution and service
(12b-1) fees                0.35%     1.00%     1.00%     0.90%
Other expenses              0.67%     0.67%     0.67%     0.67%
                            ----      ----      ----      ----
Total annual fund
operating expenses          2.02%     2.67%     2.67%     2.57%
Expense reduction (c)       0.17%     0.17%     0.17%     0.17%
                            ----      ----      ----      ----
Net operating expenses      1.85%     2.50%     2.50%     2.40%
-------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.50%, excluding 12b-1 fees.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $728       $1,133      $1,563      $2,756
  B*            $753       $1,113      $1,500      $2,833
  C             $253       $  813      $1,400      $2,990
  M             $440       $  876      $1,437      $2,963
-------------   ----       ------      ------      ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $728       $1,133      $1,563      $2,756
  B*            $253       $  813      $1,400      $2,833
  C             $253       $  813      $1,400      $2,990
  M             $341       $  876      $1,437      $2,963
-------------   ----       ------      ------      ------

*Examples for Class B shares assumes they will convert to Class A shares eight years after you purchase them.

IDEX Munder Net50

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX MUNDER NET50 IS TO SEEK TO PROVIDE LONG-TERM CAPITAL APPRECIATION.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Munder Capital Management ("Munder") seeks to achieve the fund's objective by investing principally in:

o stocks of domestic and foreign companies that are engaged in the Internet and Intranet related businesses


Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities, and American Depository Receipts ("ADRs") of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or Intranet related businesses. The fund intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. Of the companies selected, 70-90% are expected to be domestic, while 10-30% are expected to be foreign.


The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases.


There is no limit on the market capitalization of the companies in which the fund may invest, or in the length of operating history for the companies. The fund may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The fund may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the fund or what impact, if any, they will have on the fund's performance.


The fund may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts and use various investment techniques or other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.


/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o FOREIGN STOCKS

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 o  Changes in currency values
 o  Currency speculation
 o  Currency trading costs
 o  Different accounting and reporting practices
 o  Less information available to the public
 o  Less (or different) regulation of securities markets
 o  More complex business negotiations
 o  Less liquidity
 o  More fluctuations in prices
 o  Delays in settling foreign securities transactions
 o  Higher costs for holding shares (custodial fees)
 o  Higher transaction costs
 o  Vulnerability to seizure and taxes
 o  Political instability and small markets
 o  Different market trading days
 o  Forward foreign currency contracts for hedging

o  SECTOR RISK

The fund will invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

o  SMALL AND MEDIUM SIZED COMPANIES

These companies present additional risks because their earnings are less predictable, their share price more volatile, and their securities are less liquid than larger, more established companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.


o INVESTOR PROFILE

This fund may be appropriate for long-term investors who seek growth of capital, are looking for a stock portfolio that is focused on a particular stock market segment, and are able to tolerate significant fluctuations in the value of their investment.

/graph/ Past Performance


Because the fund commenced operations in December 2000, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.


/dollar sign/ Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                              CLASS OF SHARES
                                   A          B         C       M
                               ---------   -------   ------   ------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
% OF AVERAGE DAILY NET ASSETS

                                       CLASS OF SHARES
                                A         B         C         M
                             -------   -------   -------   ------
 Management fees             1.00%     1.00%     1.00%     1.00%
 Distribution and service
 (12b-1) fees                0.35%     1.00%     1.00%     0.90%
 Other expenses (c)          2.70%     2.70%     2.70%     2.70%
                             ----      ----      ----      ----
 Total annual fund
 operating expenses          4.05%     4.70%     4.70%     4.60%
 Expense reduction (d)       2.30%     2.30%     2.30%     2.30%
                             ----      ----      ----      ----
 Net operating expenses      1.75%     2.40%     2.40%     2.30%
--------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(c) Because the fund will commence operations in December 2000, the "Other expenses" are estimates.
(d) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.40%, excluding 12b-1 fees.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $718       $1,516
   B            $743       $1,510
   C            $243       $1,210
   M            $430       $1,270
-------------   ----       ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $718       $1,516
   B            $243       $1,210
   C            $243       $1,210
   M            $331       $1,270
-------------   ----       ------

IDEX Pilgrim Baxter Mid Cap Growth

SUMMARY OF RISKS AND RETURNS

/target/ Objective


THE INVESTMENT OBJECTIVE OF IDEX PILGRIM BAXTER MID CAP GROWTH IS TO SEEK CAPITAL APPRECIATION.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter), seeks to achieve the fund's objective by investing fund assets principally in:

o common stocks of medium capitalization companies

In seeking capital appreciation, Pilgrim Baxter normally invests at least 65% of the fund's total assets in common stocks, issued by companies with market capitalizations or average revenues between $500 million and $10 billion. The fund invests primarily in companies that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in determining which stocks to buy and sell.

Pilgrim Baxter's decision to sell a stock depends on many factors. Generally speaking, Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternate investments offer more superior appreciation prospects, or the risk of a decline in its market price is too great.

Pilgrim Baxter may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund will be unable to achieve its investment objective.

While the fund invests principally in common stocks of medium-sized companies, Pilgrim Baxter may, to a lesser extent, elect to invest in options and futures contracts for hedging and risk management, or in other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.


Please note: On June 16, 2000, United Asset Management Corporation (UAM), the parent company of Pilgrim Baxter & Associates, Ltd., announced that it had agreed to be acquired by Old Mutual plc (the "Transaction"). The Transaction took place September 26, 2000. Shareholders are being asked to approve a new sub-advisory contract per the requirements of the Investment Company Act of 1940. It is anticipated that the acquisition will not result in changes in advisory fees or the way the fund is managed.


/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

o MEDIUM-SIZED COMPANIES

These companies present additional risks because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger, more established companies.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.

For information regarding a similar sub-adviser fund, please see page 78.


o INVESTOR PROFILE

This fund may be appropriate for investors who want long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

/graph/ Past Performance

Because the fund commenced operations in March 1999, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

/dollar sign/ Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                              CLASS OF SHARES
                                   A          B         C        M
                               ---------   -------   ------   -------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
(d)
% OF AVERAGE DAILY NET ASSETS

                                         CLASS OF SHARES
                                  A         B         C         M
                               -------   -------   -------   ------
Management fees                0.80%     0.80%     0.80%     0.80%
Distribution and service
(12b-1) fees                   0.35%     1.00%     1.00%     0.90%
Other expenses)                5.80%     5.80%     5.80%     5.80%
                               ----      ----      ----      ----
Total annual fund operating
expenses                       6.95%     7.60%     7.60%     7.50%
Expense reduction (c)          5.40%     5.40%     5.40%     5.40%
                               ----      ----      ----      ----
Net operating expenses         1.55%     2.20%     2.20%     2.10%
----------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.

A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $2,032      $3,313      $6,303
  B*            $723       $2,045      $3,289      $6,383
  C             $223       $1,745      $3,189      $6,484
  M             $410       $1,801      $3,218      $6,460
-------------   ----       ------      ------      ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $2,032      $3,313      $6,303
  B*            $223       $1,745      $3,189      $6,383
  C             $223       $1,745      $3,189      $6,484
  M             $311       $1,801      $3,218      $6,460
-------------   ----       ------      ------      ------

* EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

IDEX Pilgrim Baxter Technology

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX PILGRIM BAXTER TECHNOLOGY IS GROWTH OF CAPITAL. Current income is incidental to this objective.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter), seeks to achieve this objective by investing principally in:

o common stocks of companies doing business in the technology and communications sectors of the market

In seeking growth of capital, Pilgrim Baxter normally invests at least 65% of the fund's total assets in common stocks of small, medium or large capitalization companies doing business in the technology and communications sectors of the market. This fund is also concentrated which means Pilgrim Baxter invests 25% or more of the fund's total assets in one or more industries within those sectors.

These industries may include computer software and hardware, network and cable broadcasting, defense and data storage and retrieval, and biotechnology. Pilgrim Baxter feels that there is significant growth potential because the fund invests in companies that may be responsible for breakthrough products or technologies or positioned to take advantage of cutting-edge developments. The fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in determining which stocks to buy and sell.

Pilgrim Baxter's decision to sell a stock depends on many factors. Generally speaking, Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternate investments offer more superior appreciation prospects, or the risk of a decline in its market price is too great.


Pilgrim Baxter may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund will be unable to achieve its investment objective.


While the fund invests principally in common stocks, Pilgrim Baxter may, to a lesser extent, invest in options and futures contracts for hedging and risks management or in other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.


Please note: On June 16, 2000, United Asset Management Corporation (UAM), the parent company of Pilgrim Baxter & Associates, Ltd., announced that it had agreed to be acquired by Old Mutual plc (the "Transaction"). The Transaction took place September 26, 2000. Shareholders are being asked to approve a new sub-advisory contract per the requirements of the Investment Company Act of 1940. It is anticipated that the acquisition will not result in changes in advisory fees or the way the fund is managed.


    What is a Non-Diversified Fund?
    A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o  TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

o  SMALL OR MEDIUM-SIZED COMPANIES

These companies present additional risks because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

THIS FUND IS NON-DIVERSIFIED.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.

For information regarding a similar sub-adviser fund, please see page 78.


o INVESTOR PROFILE

This fund may be appropriate for investors who are willing to accept the higher risk of loss inherent in a fund that invests in technology company securities which may be strongly affected by worldwide scientific and technological developments and governmental policies, in exchange for the potential of greater capital appreciation.


/graph/ Past Performance

Because the fund commenced operations in March 2000, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

/dollar sign/ Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                         CLASS OF SHARES
                                 A          B        C        M
                               ------    -------   ------   ------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%    None      None     1.00%
Maximum deferred sales
charge (load)                  None(a)   5.00%     None      1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
% OF AVERAGE DAILY NET ASSETS

                                         CLASS OF SHARES
                                  A         B         C         M
                               -------   -------   -------   ------
Management fees                1.00%     1.00%     1.00%     1.00%
Distribution and service
(12b-1) fees                   0.35%     1.00%     1.00%     0.90%
Other expenses (c)             2.70%     2.70%     2.70%     2.70%
                               ----      ----      ----      ----
Total annual fund operating
expenses                       4.05%     4.70%     4.70%     4.60%
Expense reduction (d)          2.30%     2.30%     2.30%     2.30%
                               ----      ----      ----      ----
Net operating expenses         1.75%     2.40%     2.40%     2.30%
----------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(c) Because the fund commenced operations in March 2000, the "Other expenses" are estimates.

(d) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.40%, excluding 12b-1 fees.

A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example


This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $718       $1,516
   B            $743       $1,510
   C            $243       $1,210
   M            $430       $1,270
-------------   ----       ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $718       $1,516
   B            $243       $1,210
   C            $243       $1,210
   M            $331       $1,270
-------------   ----       ------

IDEX Transamerica Small Company

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX TRANSAMERICA SMALL COMPANY IS TO MAXIMIZE LONG-TERM
GROWTH.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

o equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small companies

TIM generally invests at least 65% of the fund's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small market capitalization. TIM defines small companies as those whose market capitalization or annual revenues are no more than $1 billion.

TIM selects stocks that are issued by small U.S. companies which, in its opinion, show:

 o  strong potential for steady growth
 o  high barriers to competition

It is the opinion of TIM that companies with smaller capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the fund invests principally in equity securities of small companies, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.

TIM may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the fund's principal investment strategies). To the extent it is invested in these securities, the fund may not be able to achieve its investment objective.

/warning sign/ Principal Risks


The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o  CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

o  SMALL-CAP COMPANIES

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, market, or financial resources, and their management may lack depth and experience.
Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since the fund will typically be fully invested in this market sector, investors are fully exposed to its volatility.

o  WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.

    What is a "Bottom Up" Analysis?
    When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

For information regarding a similar sub-adviser fund, please see page 78.


o INVESTOR PROFILE

This fund may be appropriate for long-term investors who are willing and financially able to take on above-average stock market volatility in order to pursue long-term capital growth.

/graph/ Past Performance


Because the fund commenced operations in March 2000, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

/dollar sign/ Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)


                                         CLASS OF SHARES
                                 A          B        C        M
                               ------    -------   ------   ------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
% OF AVERAGE DAILY NET ASSETS

                                            CLASS OF SHARES
                                     A         B         C         M
                                  -------   -------   -------   ------
Management fees                   0.80%     0.80%     0.80%     0.80%
Distribution and service
(12b-1) fees                      0.35%     1.00%     1.00%     0.90%
Other expenses (c)                2.70%     2.70%     2.70%     2.70%
                                  ----      ----      ----      ----
Total annual fund
operating expenses                3.85%     4.50%     4.50%     4.40%
Expense reduction (d)             2.30%     2.30%     2.30%     2.30%
                                  ----      ----      ----      ----
Net operating expenses            1.55%     2.20%     2.20%     2.10%
-----------------------------------------------------------------------
(a) Certain purchases of Class A shares in amounts greater than
    $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of
    purchase.
(c) Because the fund commenced operations in March 2000, the
    "Other expenses" are estimates.

(d) Contractual arrangement with Idex Management, Inc. through
    11/30/01, for expenses that exceed 1.20% excluding
    12b-1 fees.

A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $699       $1,460
   B            $723       $1,453
   C            $223       $1,153
   M            $410       $1,213
-------------   ----       ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $699       $1,460
   B            $223       $1,153
   C            $223       $1,153
   M            $311       $1,213
-------------   ----       ------

IDEX T. Rowe Price Small Cap

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE INVESTMENT OBJECTIVE OF IDEX T. ROWE PRICE SMALL CAP IS TO SEEK LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF SMALL GROWTH COMPANIES.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the fund's objective by investing fund assets principally in:

o common stocks of small-cap growth companies


This fund will invest at least 65% of its total assets in small-cap growth companies. These companies are defined as companies whose market capitalization falls within the range of the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500) which was approximately $3.3 billion and below as of December 31, 1999, but the upper size limit will vary with market fluctuations. The S&P 500 measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.) Companies whose capitalization increases above this range after the fund's initial purchase continue to be considered small companies for purposes of this policy.


To help manage cash flows efficiently, T. Rowe Price may also buy and sell stock index futures. The fund intends to be invested in a large number of holdings. T. Rowe Price believes this diversification should minimize the effects of individual security selection on fund performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models, stocks are selected in a "top-down" manner so that the fund's portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value ratios, for example) and projected earnings growth.

    What is a Quantitative Model?
    A quantitative model is fashioned by a fund's sub-adviser to assist the sub-adviser in evaluating a potential security. The sub-adviser creates a model that is designed using characteristics that the sub-adviser deems advantageous in a security. The sub-adviser then compares a potential security's characteristics against those of the model, and makes a determination of whether or not to purchase the security based on the results of that comparison.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

    What is a Top-Down Approach?
    When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

While the fund invests principally in small-cap common stocks, T. Rowe Price may, to a lesser extent, invest in stock index futures, or other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.

/warning sign/ Principal Risks


The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o  Small-Cap Companies

Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Also, growth stocks can experience steep price declines if the company's earnings disappoint investors. Since the fund will typically be fully invested in this market sector, investors are fully exposed to its volatility.

o  QUANTITATIVE MODELS

A quantitative model that is developed to select stocks may not be effective. As a result, overall returns of the fund may be lower than if other methods were used to select the stock held by the fund.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.

For information regarding a similar sub-adviser fund, please see page 78.


o INVESTOR PROFILE

This fund may be appropriate for investors who want an aggressive, long-term approach to building capital and who can tolerate significant fluctuations inherent in small-cap stock investing.

/graph/ Past Performance

Because the fund commenced operations in March 1999, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

/dollar sign/ Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)


                                         CLASS OF SHARES
                                 A            B        C        M
                               ------      -------   ------   ------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)(d) % OF AVERAGE DAILY NET ASSETS

                                       CLASS OF SHARES
                                A         B         C         M
                             -------   -------   -------   ------
 Management fees             0.80%     0.80%     0.80%     0.80%
 Distribution and service
 (12b-1) fees                0.35%     1.00%     1.00%     0.90%
 Other expenses              6.78%     6.78%     6.78%     6.78%
                             ----      ----      ----      ----
 Total annual fund
 operating expenses          7.93%     8.58%     8.58%     8.48%
 Expense reduction (c)       6.38%     6.38%     6.38%     6.38%
                             ----      ----      ----      ----
 Net operating expenses      1.55%     2.20%     2.20%     2.10%
--------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.

A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $2,204      $3,623      $6,821
  B*            $723       $2,225      $3,606      $6,899
  C             $223       $1,925      $3,506      $6,991
  M             $410       $1,979      $3,533      $6,969
-------------   ----       ------      ------      ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $2,204      $3,623      $6,821
  B*            $223       $1,925      $3,506      $6,899
  C             $223       $1,925      $3,506      $6,991
  M             $311       $1,979      $3,533      $6,969
-------------   ----       ------      ------      ------

* EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

 IDEX Gabelli Global Growth

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX GABELLI GLOBAL GROWTH IS TO SEEK TO PROVIDE INVESTORS WITH APPRECIATION OF CAPITAL.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Gabelli Asset Management Company ("Gabelli"), seeks to achieve this objective by investing principally in:

o  COMMON STOCKS

Under normal market conditions, the fund will invest at least 65% of its total assets in common stock of companies involved in the global market place. The fund invests primarily in common stocks of foreign and domestic small capitalization, mid-capitalization and large capitalization issuers. The fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries.

To seek to achieve the fund's primary objective, Gabelli employs a disciplined investment program focusing on the globalization and interactivity of the world's market place. The fund invests in companies that, in Gabelli's opinion, are at the forefront of accelerated growth.

Gabelli strives to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, Gabelli looks for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, Gabelli likes growth and therefore looks to businesses involved in the ever-evolving communication revolution. Looking forward, Gabelli continues to believe that the dominant companies of tomorrow will be conducting a major portion of their business via the Internet within the next five years.

Currently in selecting investments, Gabelli seeks companies participating in emerging advances in services and products that are accessible to individuals in their homes or offices through consumer electronics content based devices such as telephones, televisions, radios and personal computers. The fund will invest in companies which Gabelli believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. In addition, Gabelli also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

Gabelli sells the fund's securities when they view the stock to be overvalued, or when Gabelli feels the stocks are no longer in what it considers to be a favorable media.

In seeking to achieve the investment objective of this fund, Gabelli may make investment decisions without giving consideration to the turnover rate of the fund. As a result, the turnover rate of the fund's portfolio may be higher than other comparable funds. Consequently, the fund may incur higher transaction related expenses than funds that do not engage in frequent trading.

/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o FOREIGN STOCKS

Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between regulations to which U.S. and foreign issuer markets are subject. These risks include:

 o  changes in currency values
 o  currency speculation
 o  currency trading costs
 o  different accounting and reporting practices
 o  less information available to the public
 o  less (or different) regulation of securities markets
 o  more complex business negotiations
 o  less liquidity
 o  more fluctuations in prices
 o  delays in settling foreign securities transactions
 o  higher costs for holding shares (custodial fees)
 o  higher transaction costs
 o  vulnerability to seizure and taxes
 o  political instability and small markets
 o  different market trading days
 o  forward foreign currency contracts for hedging

o  ENTERTAINMENT AND COMMUNICATIONS STOCK

Securities of entertainment and communications companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with such issues.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.

For information regarding a similar sub-adviser fund, please see page 78.


o INVESTOR PROFILE

This fund may be appropriate for investors who are long-term investors and who seek growth of capital in a diversified portfolio of stocks of companies located inside and outside the United States.

/graph/ Past Performance


Because the fund commenced operations in September 2000, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

/dollar sign/ Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)


                                         CLASS OF SHARES
                                 A          B        C        M
                               ------    -------   ------   ------

Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
% OF AVERAGE DAILY NET ASSETS

                                       CLASS OF SHARES
                                A         B         C         M
                             -------   -------   -------   ------
 Management fees             1.00%     1.00%     1.00%     1.00%
 Distribution and service
 (12b-1) fees                0.35%     1.00%     1.00%     0.90%
 Other expenses (c)          2.70%     2.70%     2.70%     2.70%
                             ----      ----      ----      ----
 TOTAL ANNUAL FUND
 OPERATING EXPENSES          4.05%     4.70%     4.70%     4.60%
 EXPENSE REDUCTION (D)       2.30%     2.30%     2.30%     2.30%
                             ----      ----      ----      ----
 NET OPERATING EXPENSES      1.75%     2.40%     2.40%     2.30%
--------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(c) Because the fund commenced operations in September 2000, the "Other expenses" are estimates.

(d) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.40%, excluding 12b-1 fees.

A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Example


This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $718       $1,516
   B            $743       $1,510
   C            $243       $1,210
   M            $430       $1,270
-------------   ----       ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $718       $1,516
   B            $243       $1,210
   C            $243       $1,210
   M            $331       $1,270
-------------   ----       ------

IDEX GE International Equity (formerly IDEX GE/Scottish Equitable International Equity)

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX GE INTERNATIONAL EQUITY IS LONG-TERM GROWTH OF CAPITAL.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, GE Asset Management Incorporated (GEAM), seeks to achieve this objective by investing principally in:

o common stocks of companies located in developed and developing countries other than the United States.

GEAM focuses on companies that it expects will grow faster than relevant markets and whose security price does not, in GEAM's view, fully reflect their potential for growth. Under normal circumstances, the fund's assets are invested in foreign securities of companies representing at least three different countries.

GEAM determines the country represented by an issuer by reference to the country in which the issuer is organized; derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed; has at least 50% of its assets situated; or has the principal trading market for its securities.

GEAM seeks to identify securities of growth companies with characteristics such as:

 o  low prices relative to their long-term cash earnings potential
 o  potential for significant improvement in the company's business
 o  financial strength
 o  sufficient liquidity

The fund invests not only in the larger markets of Europe and Japan, but may also invest in the smaller markets of Asia, emerging Europe, Latin America, and other emerging markets.

Overseas economies often do not move in the same direction and operate differently. This creates situations the fund aims to take advantage of through asset allocation among international markets.

The fund may, to a lesser extent, invest in equity securities other than common stocks (including preferred securities; depositary receipts such as ADRs, EDRs and GDRs; convertible securities and rights and warrants); securities of companies located in the United States; debt securities or other securities, and use various investment techniques and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.

Prior to March 1, 2000, Scottish Equitable Investment Management Limited served as co-manager of this fund and was responsible for managing a discrete portion of its assets.

/warning sign/ Principal Risks


The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o FOREIGN SECURITIES

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities' markets; more complex business negotiations; less liquidity; more fluctuations in market prices; delays in settling foreign securities transactions; higher transaction costs; higher costs for holding foreign securities (custodial fees); vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

o  EMERGING MARKETS

Emerging market securities bear most of the foreign exposure risks discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. These risks are further explained on page 58.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.


o INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term capital growth through foreign investments, and who are able to tolerate the significant risks in such investments.


For information regarding a similar sub-adviser fund, please see page 78.

/graph/ Past Performance


The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital International-Europe, Asia & Far East Asia Index (MSCI-EAFE), a widely recognized unmanaged index of market performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.
--------------------------------------------------------------------------------
Year-by-year total return as of 12/31 each year (%) (1)

                                CLASS A SHARES


                               [GRAPH OMITTED]

                                1998    1999
                                ----    ----
                               11.21   30.63


(1) AS OF SEPTEMBER 30, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS (10.32)%.

--------------------------------------------------------------------------------

                     QUARTER ENDED      RETURN
CLASS A SHARES:     ---------------   ---------
Best Quarter:       12/31/99           23.80%
Worst Quarter:      9/30/98           (16.94)%
-----------------   --------          ------

Average annual total returns as of 12/31/99


                                 SINCE
                  ONE YEAR     INCEPTION
                 ----------   ----------
 A Shares          23.45%        13.91%
--------------      -----         -----
 B Shares          25.01%        14.69%
--------------      -----         -----
 M Shares*         27.80%        15.18%
--------------      -----         -----
 MSCI-EAFE**       27.25%        17.98%
--------------      -----         -----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999 THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.
**SINCE INCEPTION (2/01/97).

/dollar sign/ Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                              CLASS OF SHARES
                                   A          B         C        M
                               ---------   -------   ------   ------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
(d)
% OF AVERAGE DAILY NET ASSETS

                                      CLASS OF SHARES
                               A         B         C         M
                            -------   -------   -------   ------
Management fees             0.80%     0.80%     0.80%     0.80%
Distribution and service
(12b-1) fees                0.35%     1.00%     1.00%     0.90%
Other expenses              2.31%     2.31%     2.31%     2.31%
                            ----      ----      ----      ----
Total annual fund
operating expenses          3.46%     4.11%     4.11%     4.01%
Expense reduction (c)       1.91%     1.91%     1.91%     1.91%
                            ----      ----      ----      ----
Net operating expenses      1.55%     2.20%     2.20%     2.10%

--------------------------------------------------------------------------------
(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $1,386      $2,094      $3,963
  B*            $723       $1,376      $2,043      $4,043
  C             $223       $1,076      $1,943      $4,181
  M             $410       $1,136      $1,978      $4,155
-------------   ----       ------      ------      ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $1,386      $2,094      $3,963
  B*            $223       $1,076      $1,943      $4,043
  C             $223       $1,076      $1,943      $4,181
  M             $311       $1,136      $1,978      $4,155
-------------   ----       ------      ------      ------

* EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

 IDEX Great Companies -- Global (2)

SUMMARY OF RISKS AND RETURNS

/target/ Objective


THE OBJECTIVE OF IDEX GREAT COMPANIES -- GLOBAL (2) IS TO SEEK LONG-TERM GROWTH OF CAPITAL IN A MANNER CONSISTENT WITH PRESERVATION OF CAPITAL.

/chess piece/ Principal Strategies
              and Policies

The fund seeks to invest in common stocks of domestic and foreign issuers which are selected from a group of companies that Great Companies has identified as being "great companies." All stocks selected for the fund's portfolio will meet the common criteria listed below.

All companies selected for the domestic portion of the fund's portfolio must be incorporated in the United States. Domestic non-technology stocks will only be selected if they (and their predecessors) have outperformed the S&P 500 over the ten-year period ended December 31, 1998, are global companies (at least 40% of its revenues outside the U.S.), and have been in business at least 50 years and survived the founder.

Domestic technology stocks selected will only be selected if they, (and their predecessors) have outperformed the S&P Technology Index over the ten-year period ended December 31, 1998, are global companies (at least 30% of its revenues outside the U.S.), and have been in business at least 15 years.

The stocks selected for the international portion of the fund's portfolio must be incorporated outside of the United States. The non-technology portion of international stocks must consist of stocks of companies that have at least 40% of their revenues outside the country of origin, and the technology portion must have at least 30% of their revenues outside the country of origin. In addition, the international stocks will only be selected if they (and their predecessors) have outperformed the Morgan Stanley Capital International World Index (MSCIW) over the ten-year period ended June 30, 2000. The international stocks cannot have government ownership in excess of 10% and, generally, must be ADR traded securities.

The common criteria used to be considered a "great company" candidate by the sub-adviser include the following. Each company must: be highly regarded by management experts; be publicly traded; have a market cap in excess of $15 billion; be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities.

The allocation of stocks within each portion of the fund's portfolio will be driven by three factors: Market price relative to intrinsic value; Intrinsic value momentum; and Sector diversification.

To determine which "great company" in which the fund should invest, Great Companies uses Intrinsic Value investing. Intrinsic Value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Please see page 61 for a complete description of Intrinsic Value investing.

The allocation of the fund's portfolio between domestic and international companies will be driven by three factors: Momentum/growth of U.S. equities and international equities; Intrinsic Value momentum of the stocks in the domestic portfolio versus the stocks in the international portfolio; and Market price of the stocks in the portfolios relative to their intrinsic values.

/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o FOREIGN STOCKS


Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

o  ESTABLISHED COMPANY STOCKS

Because companies in which this fund invests must have been in existence for at least 15 years, certain sector stocks, which would otherwise present attractive investment opportunities, will not be selected for the fund.

o  PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

o  TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues. The entire value of the fund may decrease if the technology industry suffers a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.


o INVESTOR PROFILE

This fund may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.


/graph/ Past Performance


Because the fund commenced operations in September 2000, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

/dollar sign/ Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                         CLASS OF SHARES
                                 A          B        C        M
                               ------    -------   ------   ------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%     None     None      1.00%
Maximum deferred sales
charge (load)                  None(a)    5.00%    None      1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Annual fund operating expenses (expenses that are deducted from fund assets) % OF AVERAGE DAILY NET ASSETS

                                       CLASS OF SHARES
                                A         B         C         M
                             -------   -------   -------   ------
 Management fees             0.80%     0.80%     0.80%     0.80%
 Distribution and service
 (12b-1) fees                0.35%     1.00%     1.00%     0.90%
 Other expenses (c)          2.70%     2.70%     2.70%     2.70%
                             ----      ----      ----      ----
 TOTAL ANNUAL FUND
 OPERATING EXPENSES          3.85%     4.50%     4.50%     4.40%
 EXPENSE REDUCTION (D)       2.30%     2.30%     2.30%     2.30%
                             ----      ----      ----      ----
 NET OPERATING EXPENSES      1.55%     2.20%     2.20%     2.10%
--------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(c) Because the fund commenced operations in September 2000, the "Other expenses" are estimates.

(d) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example


This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $699       $1,460
   B            $723       $1,453
   C            $223       $1,153
   M            $410       $1,213
-------------   ----       ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $699       $1,460
   B            $223       $1,153
   C            $223       $1,153
   M            $311       $1,213
-------------   ----       ------

IDEX JCC Global

PLEASE NOTE: THIS FUND IS NOT AVAILABLE FOR NEW INVESTORS EFFECTIVE SEPTEMBER 1, 2000.

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX JCC GLOBAL IS LONG-TERM GROWTH OF CAPITAL IN A MANNER CONSISTENT WITH PRESERVATION OF CAPITAL.

/chess piece/ Principal Strategies
              and Policies

The sub-adviser, Janus Capital Corporation (JCC), seeks to achieve this objective by investing principally in:

o common stocks of foreign and domestic issuers
o depositary receipts including ADRs, GDRs and EDRs

The fund may invest on a worldwide basis in companies and securities issued by foreign or domestic governments, government agencies or other government entities of any size, regardless of country of organization or place of principal business activity.


The fund manager's main strategy is to use a "bottom up" approach to build the fund's portfolio. Foreign stocks are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

When evaluating foreign investments, the fund manager (in addition to looking at individual companies) considers such factors as:


o  expected levels of inflation in various countries
o  government policies that might affect business conditions
o  the outlook for currency relationships
o  prospects for economic growth among countries, regions or geographic areas


The fund manager sells the fund's securities when its expectations regarding growth potential change.

While the fund invests principally in common stocks of foreign and domestic issuers and depositary receipts, the fund manager may, to a lesser extent, invest in forward foreign currency contracts and futures for hedging, or other securities and investment strategies in pursuit of the fund's investment objective, which are explained beginning on page 58 and in the SAI.


    What is a "Bottom Up" Analysis?
    When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o FOREIGN STOCKS

Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 o  changes in currency values
 o  currency speculation
 o  currency trading costs
 o  different accounting and reporting practices
 o  less information available to the public
 o  less (or different) regulation of securities markets
 o  more complex business negotiations
 o  less liquidity
 o  more fluctuations in prices
 o  delays in settling foreign securities transactions
 o  higher costs for holding shares (custodial fees)
 o  higher transaction costs
 o  vulnerability to seizure and taxes
 o  political instability and small markets
 o  different market trading days
 o  forward foreign currency contracts for hedging

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.


o INVESTOR PROFILE

The fund may be appropriate for investors who want capital growth without being limited to investments in U.S. securities, and who can stand the risks associated with foreign investing.

/graph/ Past Performance


The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital International World Index (MSCIW), a widely recognized unmanaged index of market performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.
--------------------------------------------------------------------------------
Year-by-year total return as of 12/31 each year (%) (1)



                                CLASS A SHARES

                               [GRAPH OMITTED]

             1993    1994    1995    1996    1997    1998    1999
             ----    ----    ----    ----    ----    ----    ----
            31.28    0.62   20.03   26.76   20.44   24.86   63.31


(1) AS OF SEPTEMBER 30, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS (4.49)%.

--------------------------------------------------------------------------------

                     QUARTER ENDED      RETURN
CLASS A SHARES:     ---------------   ---------

 Best Quarter:      12/31/99            43.29%
 Worst Quarter:     9/30/98           (16.02)%

--------------------------------------------------------------------------------
Average annual total returns as of 12/31/99


                                           SINCE
                ONE YEAR     5 YEARS     INCEPTION
               ----------   ---------   ----------
 A Shares        54.33%      28.70%        26.64%
------------      -----       -----         -----
 B Shares        57.75%         N/A        30.86%
------------      -----       -----         -----
 M Shares*       60.23%      29.68%        26.08%
------------      -----       -----         -----
 MSCIW**         25.06%      20.19%        17.73%
------------      -----       -----         -----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999 THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.
**SINCE INCEPTION OF CLASS A SHARES (10/01/92). SINCE INCEPTION OF CLASS B SHARES (10/01/95) IS 20.04% AND CLASS M SHARES (10/01/93) IS 17.23%.

/dollar sign/ Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)


                                           CLASS OF SHARES
                                   A          B         C       M
                               ---------   -------   ------   ------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)(c) % OF AVERAGE DAILY NET ASSETS

                                       CLASS OF SHARES
                                A         B         C         M
                             -------   -------   -------   ------
 Management fees             1.00%     1.00%     1.00%     1.00%
 Distribution and service
 (12b-1) fees                0.35%     1.00%     1.00%     0.90%
 Other expenses              0.38%     0.38%     0.38%     0.38%
                             ----      ----      ----      ----
 TOTAL ANNUAL FUND
 OPERATING EXPENSES          1.73%     2.38%     2.38%     2.28%

--------------------------

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 11/30/99.

A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $716       $1,065      $1,437      $2,479
  B*            $741       $1,042      $1,370      $2,555
  C             $241       $  742      $1,270      $2,716
  M             $428       $  805      $1,308      $2,689
-------------   ----       ------      ------      ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $716       $1,065      $1,437      $2,479
  B*            $241       $  742      $1,270      $2,555
  C             $241       $  742      $1,270      $2,716
  M             $329       $  805      $1,308      $2,689
-------------   ----       ------      ------      ------

* EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

IDEX GE U.S. Equity

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX GE U.S. EQUITY IS TO SEEK LONG-TERM GROWTH OF CAPITAL.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, GE Asset Management Incorporated (GEAM), seeks to achieve the fund's objective by investing principally in:

o common stocks of U.S. companies.

GEAM uses a Multi-Style(R) investment strategy that combines growth and value investment management styles. As a result, the fund has characteristics similar to the Standard & Poor's 500 Composite Stock Index, including capital appreciation and income potential. Stock selection is key to the performance of the fund.

Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as:

o  attractive valuations
o  financial strength
o  high quality management focused on generating shareholder value.

The fund may, to a lesser extent, invest in equity securities other than common stocks (including preferred securities, depositary receipts such as ADRs, EDRs and GDRs, convertible securities, and rights and warrants), foreign securities, debt securities and use various investment techniques or other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.

/warning sign/ Principal Risks

The fund is subject to the following principal investment risk:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.

For information regarding a similar sub-adviser fund, please see page 78.


o INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term growth from a diversified fund that combines "value" and "growth" investment management styles. The investor should be comfortable with the price fluctuations of a stock fund and be willing to accept higher short-term risk for potential long-term returns.

/graph/ Past Performance

Because the fund commenced operations in March 2000, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

/dollar sign/ Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)



                                           CLASS OF SHARES
                                   A          B         C       M
                               ---------   -------   ------   ------

Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
% OF AVERAGE DAILY NET ASSETS

                                                CLASS OF SHARES
                                         A         B         C         M
                                      -------   -------   -------   ------
Management fees                       0.80%     0.80%     0.80%     0.80%
Distribution and service
(12b-1) fees                          0.35%     1.00%     1.00%     0.90%
Other expenses (c)                    2.70%     2.70%     2.70%     2.70%
                                      ----      ----      ----      ----
Total annual fund operating
expenses                              3.85%     4.50%     4.50%     4.40%
Expense reduction (d)                 2.30%     2.30%     2.30%     2.30%
                                      ----      ----      ----      ----
Net operating expenses                1.55%     2.20%     2.20%     2.10%
-------------------------------------------------------------------------
(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for
    24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of
    purchase.
(c) Because the fund commenced operations in March 2000, the
    "Other expenses" are estimates.

(d) Contractual arrangements with Idex Management, Inc. through
    11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $699       $1,460
   B            $723       $1,453
   C            $223       $1,153
   M            $410       $1,213
-------------   ----       ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $699       $1,460
   B            $223       $1,153
   C            $223       $1,153
   M            $311       $1,213
-------------   ----       ------

IDEX JCC Growth & Income

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX JCC GROWTH & Income is to seek long-term capital growth AND CURRENT INCOME.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Janus Capital Corporation (JCC), seeks to achieve the fund's objective by investing principally in:

o common stocks


The fund normally invests up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities that the fund manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the fund manager believes they have potential for increasing or commencing dividend payments. Stocks selected for this fund include those of both domestic and foreign issuers.

The income component of the fund may include fixed income securities. Unless otherwise limited by its specific investment policies, the fund may also invest without limit in foreign equity and debt securities. The fund will invest less than 35% of its net assets in high-yield/high-risk bonds (commonly known as "junk bonds").


Please see Appendix A for a description of ratings.


In addition to considering economic factors such as the effect of interest rates on the fund's investments, the fund manager applies a "bottom up" approach in choosing investments. If the fund manager is unable to find such investments, the fund's assets may be in cash or other similar investments.

While the fund invests principally in common stocks, the fund manager may, to a lesser extent, invest in warrants, preferred stocks or convertible securities selected primarily for their growth potential, or other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.


    What is a "Bottom Up" Analysis?
    When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o FOREIGN STOCKS

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 o  Changes in currency values
 o  Currency speculation
 o  Currency trading costs
 o  Different accounting and reporting practices
 o  Less information available to the public
 o  Less (or different) regulation of securities markets
 o  More complex business negotiations
 o  Less liquidity
 o  More fluctuations in prices
 o  Delays in settling foreign securities transactions
 o  Higher costs for holding shares (custodial fees)
 o  Higher transaction costs
 o  Vulnerability to seizure and taxes
 o  Political instability and small markets
 o  Different market trading days
 o  Forward foreign currency contracts for hedging

o  FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

 o  changes in interest rates

 o length of time to maturity may cause fluctuations in the value of the security

 o  issuers defaulting on their obligations to pay

 o dependency on the ability of the issuer to meetinterest or principal payments


o  HIGH-YIELD/HIGH-RISK SECURITIES

 o  Credit risk
 o  Greater sensitivity to interest rate movements
 o  Greater vulnerability to economic changes
 o  Decline in market value in event of default
 o  Less liquidity

 o  Greater chance of default than higher rated debt securities


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.


o INVESTOR PROFILE

This fund may be appropriate for long-term investors who seek growth of capital with varying degrees of emphasis on income, but do not desire a consistent level of income. The investor must be able to tolerate the greater risks associated with common stock investments.

/graph/ Past Performance


Because the fund commenced operations in December 2000, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.


/dollar sign/ Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                           CLASS OF SHARES
                                   A          B         C       M
                               ---------   -------   ------   ------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)
% OF AVERAGE DAILY NET ASSETS

                                       CLASS OF SHARES
                                A         B         C         M
                             -------   -------   -------   ------
 Management fees             1.00%     1.00%     1.00%     1.00%
 Distribution and service
 (12b-1) fees                0.35%     1.00%     1.00%     0.90%
 Other expenses (c)          2.70%     2.70%     2.70%     2.70%
                             ----      ----      ----      ----
 TOTAL ANNUAL FUND
 OPERATING EXPENSES          4.05%     4.70%     4.70%     4.60%
 EXPENSE REDUCTION (D)       2.30%     2.30%     2.30%     2.30%
                             ----      ----      ----      ----
 NET OPERATING EXPENSES      1.75%     2.40%     2.40%     2.30%
--------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(c) Because the fund will commence operations in December 2000, the "Other expenses" are estimates.
(d) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.40%, excluding 12b-1 fees.

A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $718       $1,516
   B            $743       $1,510
   C            $243       $1,210
   M            $430       $1,270
-------------   ----       ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS
-------------   --------   --------
   A            $718       $1,516
   B            $243       $1,210
   C            $243       $1,210
   M            $331       $1,270
-------------   ----       ------

IDEX T. Rowe Price Dividend Growth

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE INVESTMENT OBJECTIVE OF IDEX T. ROWE PRICE DIVIDEND GROWTH IS TO PROVIDE AN INCREASING LEVEL OF DIVIDEND INCOME, LONG-TERM CAPITAL APPRECIATION, AND REASONABLE CURRENT INCOME THROUGH INVESTMENTS PRIMARILY IN DIVIDEND-PAYING STOCKS.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve this objective by investing principally in:

o dividend-paying common stocks with favorable prospects for increasing dividends and long-term appreciation

T. Rowe Price typically invests at least 65% of total assets in common stocks of dividend-paying companies when it expects these companies to increase their dividends over time and also provide long-term appreciation.

T. Rowe Price believes that a track record of dividend increases is an excellent indicator of financial health and growth prospects, and over the long-term, income can contribute significantly to total return. Dividends can also help reduce the fund's volatility during periods of market turbulence and help offset losses when stock prices are falling.

T. Rowe Price looks for stocks with sustainable, above-average growth in earnings and dividends, and attempts to buy them when they are temporarily out of favor or undervalued by the market. Holdings tend to be in large to medium sized companies. In selecting investments, T. Rowe Price favors companies with one or more of the following:

o either a track record of, or the potential for, above-average earnings and dividend growth
o  a competitive current dividend yield
o a sound balance sheet and solid cash flow to support future dividend increases
o  a sustainable competitive advantage and leading market position
o  attractive valuations such as a relatively high dividend yield

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

While the fund invests principally in common stocks, T. Rowe Price may, to a lesser extent, purchase other securities such as foreign securities, convertible securities, warrants, preferred stocks, and corporate and government debt in pursuit of the fund's objective. Futures and options may be used for any number of reasons, including: to manage the fund's exposure to securities prices and foreign currencies; to enhance income; to manage cash flows efficiently; or to protect the value of portfolio securities. If the fund uses futures and options, it is exposed to additional volatility and potential losses. These are explained beginning on page 58 and in the SAI.

/warning sign/ Principal Risks


The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

o  DIVIDEND-PAYING COMPANIES

The fund's emphasis on dividend-paying companies could result in significant investments in large-capitalization stocks. At times, stocks such as these may lag shares of smaller, faster-growing companies. Also, a company may reduce or eliminate its dividend. The fund's efforts to buy stocks that appear temporarily out of favor carry the risk that a stock or group of stocks may remain out of favor for a long time and may continue to decline.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.

For information regarding a similar sub-adviser fund, please see page 78.


o INVESTOR PROFILE

This fund may be appropriate for investors who want a reasonable level of current income from equity investments that have the potential to rise faster than inflation, and who can tolerate significant fluctuations in the value of their investments.

/graph/ Past Performance


Because the fund commenced operations in March 1999, no historical performance information is presented here. Performance information will be presented for the fund after it has been in operation for one complete calendar year.

/dollar sign/ Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)


                                            CLASS OF SHARES
                                    A         B        C        M
                                 -------   -------   ------   ------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)       5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                    None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)(d) % OF AVERAGE DAILY NET ASSETS

                                      CLASS OF SHARES
                               A         B         C         M
                            -------   -------   -------   ------
Management fees             0.80%     0.80%     0.80%     0.80%
Distribution and service
(12b-1) fees                0.35%     1.00%     1.00%     0.90%
Other expenses              6.42%     6.42%     6.42%     6.42%
                            ----      ----      ----      ----
TOTAL ANNUAL FUND
OPERATING EXPENSES          7.57%     8.22%     8.22%     8.12%
EXPENSE REDUCTION (C)       6.02%     6.02%     6.02%     6.02%
                            ----      ----      ----      ----
NET OPERATING EXPENSES      1.55%     2.20%     2.20%     2.10%
-------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------
--------------------------------------------------------------------------------
Example


This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $2,141      $3,510      $6,637
  B*            $723       $2,159      $3,492      $6,716
  C             $223       $1,859      $3,392      $6,811
  M             $410       $1,914      $3,419      $6,788
-------------   ----       ------      ------      ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $2,141      $3,510      $6,637
  B*            $223       $1,859      $3,392      $6,716
  C             $223       $1,859      $3,392      $6,811
  M             $311       $1,914      $3,419      $6,788
-------------   ----       ------      ------      ------

* EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

IDEX Dean Asset Allocation

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX DEAN ASSET ALLOCATION IS PRESERVATION OF CAPITAL AND COMPETITIVE INVESTMENT RETURNS.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Dean Investment Associates (Dean), seeks to achieve the fund's objective by investing fund assets principally in:

o  income-producing common and preferred stocks
o debt obligations of U.S. issuers, some of which will be convertible into common stocks
o  U.S. Treasury bonds, notes and bills
o  money market funds

In selecting stocks, Dean focuses on quality, liquid, large capitalization stocks, using a "bottom up" screening process to identify stocks that are statistically undervalued. Dean's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the fund seeks to achieve a dividend income yield higher than that of the Russell 1000 Index, a widely recognized unmanaged index of market performance. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $9.9 billion; the medium market capitalization was approximately $3.7 billion. The smallest company in the Index had an approximate market capitalization of $1,404.7 million.

Dean employs an investment technique called "tactical asset allocation," which shifts assets from one class of investment to another (such as from equity to debt) when Dean anticipates changes in market direction.

Dean will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds (up to 10% of total assets).

Dean has developed forecasting models to predict movements in the stock market for both short (12 to 18-month) and long (3 to 5-year) time periods. These models help compare the risks and rewards Dean anticipates in holding stocks versus debt instruments and money market funds. Such techniques may result in increased fund expenses such as brokerage fees.

Thus, the models determine when Dean is to "tactically" adjust the fund's asset allocation among stocks, bonds, U.S. debt obligations and money market funds.

Dean increases equity holdings in rising stock markets, then reduces equity in falling stock markets and increases fixed-income and money market holdings. Dean switches from equity to debt securities when it anticipates changes in the market direction. Dean also sells stocks when they become overvalued.

    What is a "Bottom Up" Analysis?
    When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

o FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

o changes in interest rates
o length of time to maturity
o issuers defaulting on their obligations to pay interest or return principal
o statistical models


o TACTICAL ASSET ALLOCATION

The "tactical asset allocation" investment technique may not be effective. As a result, overall returns of the fund may be lower than if other methods were used to select the securities held by the fund.

Securities selected using statistical models may result in incorrect asset allocations causing overall returns to be lower than if other methods of selection were used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.

o INVESTOR PROFILE

This fund may be appropriate for investors who want a combination of capital growth and income, and who can tolerate the risks associated with an actively-traded portfolio which shifts assets between equity and debt.


/graph/ Past Performance



The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the Lehman Brothers Intermediate U.S. Government/Credit Index (LBIGCB)(primary benchmark), and the Russell 1000 Index (Russell 1000), widely recognized unmanaged indexes of market performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.

--------------------------------------------------------------------------------

Year-by-year total return as of 12/31 each year (%) (1)

                                CLASS A SHARES


                               [GRAPH OMITTED]

                        1996    1997    1998    1999
                        ----    ----    ----    ----
                       13.16   17.06    6.87   (6.61)


(1) AS OF SEPTEMBER 30, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS 8.91%.

--------------------------------------------------------------------------------

                     QUARTER ENDED     RETURN
CLASS A SHARES:     ---------------   --------
Best Quarter:             6/30/97       8.95%
Worst Quarter:            9/30/99     (8.25)%
-----------------         -------     -----

Average annual total returns as of 12/31/99

                                      SINCE
                      ONE YEAR      INCEPTION
                   -------------   ----------
A Shares               (11.75)%        6.33%
----------------       ------          ----
B Shares               (11.85)%        6.88%
----------------       ------          ----
M Shares*               (8.97)%        6.92%
----------------       ------          ----
LBIGCB**                 0.39%         5.68%
----------------       ------          ----
Russell 1000**           7.42%        20.09%

--------------------------------------------------------------------------------
*All shares designated as Class C shares prior to March 1, 1999 were renamed as Class M shares on that date. Effective November 1, 1999 the fund began offering a new Class C share that has different fees and expenses than the previous
Class C share.
**Since inception (10/01/95).

/dollar sign/ Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                              CLASS OF SHARES
                                   A          B         C       M
                               ---------   -------   ------   ------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets) (d) % OF AVERAGE DAILY NET ASSETS

                                      CLASS OF SHARES
                               A         B         C         M
                            -------   -------   -------   ------
Management fees             0.80%     0.80%     0.80%     0.80%
Distribution and service
(12b-1) fees                0.35%     1.00%     1.00%     0.90%
Other expenses              0.63%     0.63%     0.63%     0.63%
                            ----      ----      ----      ----
TOTAL ANNUAL FUND
OPERATING EXPENSES          1.78%     2.43%     2.43%     2.33%
EXPENSE REDUCTION (C)       0.23%     0.23%     0.23%     0.23%
                            ----      ----      ----      ----
NET OPERATING EXPENSES      1.55%     2.20%     2.20%     2.10%

--------------------------------------------------------------------------------
(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Contractual arrangement with Idex Management, Inc.
    through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example


This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $1,058      $1,441      $2,511
  B*            $723       $1,036      $1,375      $2,588
  C             $223       $  736      $1,275      $2,749
  M             $410       $  798      $1,312      $2,722
-------------   ----       ------      ------      ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $1,058      $1,441      $2,511
  B*            $223       $  736      $1,275      $2,588
  C             $223       $  736      $1,275      $2,749
  M             $311       $  798      $1,312      $2,722
-------------   ----       ------      ------      ------

* EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

IDEX JCC Balanced

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX JCC BALANCED IS LONG-TERM CAPITAL GROWTH, CONSISTENT WITH PRESERVATION OF CAPITAL AND BALANCED BY CURRENT INCOME.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Janus Capital Corporation (JCC), seeks to achieve the fund's objective by investing principally in:

o 40% to 60% in securities selected primarily for growth potential - such as common stocks
o 40% to 60% in securities selected primarily for income potential - both equity and debt.

The basic strategy of the fund is to maintain a growth component and an income component. Normally, 40% to 60% of the fund's securities are chosen primarily for their growth potential, and the remaining 40% to 60% are chosen primarily for their income potential. These securities may include some of foreign issuers.


The growth component is expected to consist mainly of common stocks in companies and industries that the fund manager believes are experiencing favorable demand for their products and services, and that are operating in a favorable competitive and regulatory climate. In its analysis, the fund manager looks for companies with earnings growth potential that may not be recognized by the market.

The income component will consist of securities that the fund manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities.


At least 25% of the fund's assets will normally be invested in fixed-income securities.


The sub-adviser uses a "bottom up" approach to select stocks. In other words, the fund manager looks mostly for income producing securities that meet its investment criteria one at a time. If the fund manager is unable to find such investments, the fund's assets may be in cash or similar investments. Securities are selected without regard to any industry sector or other similarly defined selection procedure.


Up to 35% of the fund's assets may be invested in high-yield/high-risk bonds (commonly known as "junk bonds"). These bonds are rated below investment grade by the primary rating agencies.


The fund may shift assets between the growth and income portions of its portfolio, based on the fund manager analysis of the market and conditions in the economy. If the fund manager believes that at a particular time growth investments will provide better returns than the yields from income-producing investments, the fund may put a greater emphasis on growth. The reverse may also take place.

The fund manager may sell the fund's securities when its expectations regarding earnings growth potential change.


The fund may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of the fund's investment objectives, which are explained beginning on page 58 and in the SAI.

    What is a "Bottom Up" Analysis?
    When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

 o changes in interest rates
 o length of time to maturity
 o issuers defaulting on their obligations to pay interest or return principal

o HIGH-YIELD/HIGH-RISK SECURITIES

 o Credit risk
 o Greater sensitivity to interest rate movements
 o Greater vulnerability to economic changes
 o Decline in market value in event of default
 o Less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.


o INVESTOR PROFILE

This fund may be appropriate for investors who seek capital growth and income from the same investment, but who also want an investment that sustains value by maintaining a balance between equity and debt (stocks and bonds). The fund is not for investors who desire a consistent level of income.

/graph/ Past Performance


The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the Standard & Poors 500 Composite Stock Index (S&P 500) and the Lehman Brothers U.S. Government/Credit Index (LBGCB), widely recognized unmanaged indexes of market performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.

--------------------------------------------------------------------------------
Year-by-year total return as of 12/31 each year (%) (1)

                                CLASS A SHARES


                               [GRAPH OMITTED]


                    1995    1996    1997    1998    1999
                    ----    ----    ----    ----    ----
                   25.20   16.60   21.17   30.78   23.55


(1) AS OF SEPTEMBER 30, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS (0.74)%.

--------------------------------------------------------------------------------

                     QUARTER ENDED     RETURN
CLASS A SHARES:     ---------------   --------
Best Quarter:       12/31/98           18.31%
Worst Quarter:      9/30/98           (3.63)%
-----------------   --------          -----

Average annual total returns as of 12/31/99

                                             SINCE
                 ONE YEAR      5 YEARS     INCEPTION
              -------------   ---------   ----------
A Shares           16.75%     21.98%      21.55%
-----------        -----      -----       -----
B Shares           17.81%        N/A      22.89%
-----------        -----      ------      -----
M Shares*          20.68%     22.47%      22.03%
-----------        -----      -----       -----
S&P 500**          21.04%     28.51%      26.01%
-----------        -----      -----       -----
LBGCB**            (2.15)%    7.61%       7.05%
-----------        -----      -----       -----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999 THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.
**SINCE INCEPTION OF CLASS A SHARES AND CLASS M SHARES (12/02/94). SINCE INCEPTION OF CLASS B SHARES (10/01/95) IS 5.68% (LBGCB) AND 24.22% (S&P 500).

/dollar sign/ Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)


                                              CLASS OF SHARES
                                   A          B         C        M
                               ---------   -------   ------   -------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)(c) % OF AVERAGE DAILY NET ASSETS

                                      CLASS OF SHARES
                               A         B         C         M
                            -------   -------   -------   ------
Management fees             1.00%     1.00%     1.00%     1.00%
Distribution and service
(12b-1) fees                0.35%     1.00%     1.00%     0.90%
Other expenses              0.47%     0.47%     0.47%     0.47%
                            ----      ----      ----      ----
Total annual fund
operating expenses          1.82%     2.47%     2.47%     2.37%
-------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(c) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $725       $1,091      $1,481      $2,570
  B*            $750       $1,070      $1,416      $2,646
  C             $250       $  770      $1,316      $2,806
  M             $437       $  832      $1,353      $2,779
-------------   ----       ------      ------      ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $725       $1,091      $1,481      $2,570
  B*            $250       $  770      $1,316      $2,646
  C             $250       $  770      $1,316      $2,806
  M             $338       $  832      $1,353      $2,779
-------------   ----       ------      ------      ------

*EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

IDEX LKCM Strategic Total Return

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX LKCM STRATEGIC TOTAL RETURN IS CURRENT INCOME, LONG-TERM GROWTH OF INCOME, AND CAPITAL APPRECIATION.

/chess piece/ Principal Strategies
              and Policies

Its sub-adviser, Luther King Capital Management Corporation (Luther King), seeks to achieve this objective by principally investing fund assets in both equity and fixed-income securities which include:

o common stocks
o corporate bonds
o government bonds

The fund seeks to invest in both equity and fixed-income securities to achieve a balance of capital appreciation and investment income while limiting volatility to a lesser extent. In choosing such securities, Luther King looks for companies with strong fundamental characteristics. It considers factors such as:

o balance sheet quality
o cash flow generation
o earnings and dividend growth record and outlook
o profitability levels

In some cases, Luther King bases its selections on other factors. For example, some securities may be bought at an apparent discount to their appropriate value, with the anticipation that they'll increase in value over time.

The fund seeks to achieve an income yield greater than the average yield of the stocks in the S&P 500.

The fund invests mainly in the stocks and bonds of companies with established operating histories and strong fundamental characteristics. The majority of the stocks the fund buys will be listed on a national exchange or traded on NASDAQ or domestic over-the-counter markets.

Luther King closely analyzes a company's financial status and a security's valuation in a effort to control risk at the individual level. In addition, the growth elements of the fund's equity investments drive capital appreciation.

As part of its income-oriented strategy, Luther King expects to invest about 25% of the fund's assets in fixed-income securities, some of which will be convertible into common stocks, and no more than 20% of its assets in stocks that don't pay a dividend. Corporate debt securities in which the fund invests will generally have a rating within the four highest grades as determined by Moody's or S&P. (See Appendix A for a description of bond ratings.)

Luther King may sell fund securities when its stocks become overvalued or when the stocks lose their strong fundamentals.

While the fund invests principally in common stocks and corporate and government bonds, Luther King may, to a lesser extent, invest in convertible preferred stocks, corporate convertible bonds, or other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.

/warning sign/ Principal Risks


The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o  FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. The risks include:

  o changes in interest rates
  o length of time to maturity
  o issuers defaulting on their obligations to pay interest or return principal


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.


o INVESTOR PROFILE

This fund may be appropriate for investors who seek capital appreciation and income growth through a strategic blend of stocks and bonds, and who desire a fundamentally-oriented investment approach, emphasizing risk management.

/graph/ Past Performance


The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the Standard & Poors 500 Composite Stock Index (primary benchmark), and the Lehman Brothers Intermediate U.S. Government/Credit Index (LBIGCB), widely recognized unmanaged indexes of market performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.

--------------------------------------------------------------------------------
Year-by-year total return as of 12/31 each year (%) (1)


                                 [GRAPH OMITTED]

                                 CLASS A SHARES
                                 --------------


                      1995    1996    1997    1998    1999
                      ----    ----    ----    ----    ----
                     22.81   16.42   21.99   10.07   10.59


(1) AS OF SEPTEMBER 30, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS (3.78)%.

--------------------------------------------------------------------------------

                     QUARTER ENDED     RETURN
CLASS A SHARES:     ---------------   --------
 Best Quarter:            6/30/97      12.74%
 Worst Quarter:           9/30/98     (7.39)%

--------------------------------------------------------------------------------
Average annual total returns as of 12/31/99


                                          SINCE
               ONE YEAR     5 YEARS     INCEPTION
              ----------   ---------   ----------
A Shares          4.51%    14.94%         15.09%
-----------       ----     -----          -----
B Shares          4.91%     N/A           14.35%
-----------       ----     ------         -----
M Shares*         7.91%    15.40%         15.53%
-----------       ----     -----          -----
S&P 500**        21.04%    28.51%         26.01%
-----------      -----     -----          -----
LBIGCB**          0.39%    7.10%           7.05%
-----------      -----     -----          -----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999 THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.
**SINCE INCEPTION OF CLASS A SHARES AND CLASS M SHARES (12/02/94). SINCE INCEPTION OF CLASS B SHARES (10/01/95) IS 24.22% FOR THE S&P 500, and 5.68% for LBIGCB.

/dollar sign/ Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                               CLASS OF SHARES
                                    A          B         C        M
                                ---------   -------   ------   ------
 Maximum sales charge (load)
 imposed on purchases
 (as a % of offering price)      5.50%       None      None    1.00%
 Maximum deferred sales
 charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE
OR REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)(d) % OF AVERAGE DAILY NET ASSETS

                                      CLASS OF SHARES
                               A         B         C         M
                            -------   -------   -------   ------
Management fees             0.80%     0.80%     0.80%     0.80%
Distribution and service
(12b-1) fees                0.35%     1.00%     1.00%     0.90%
Other expenses              0.63%     0.63%     0.63%     0.63%
                            ----      ----      ----      ----
Total annual fund
operating expenses          1.78%     2.43%     2.43%     2.33%
Expense reduction (c)       0.23%     0.23%     0.23%     0.23%
                            ----      ----      ----      ----
Net operating expenses      1.55%     2.20%     2.20%     2.10%
-------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.20%, excluding 12b-1 fees.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $1,058      $1,441      $2,511
  B*            $723       $1,036      $1,375      $2,588
  C             $223       $  736      $1,275      $2,749
  M             $410       $  798      $1,312      $2,722
-------------   ----       ------      ------      ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $1,058      $1,441      $2,511
  B*            $223       $  736      $1,275      $2,588
  C             $223       $  736      $1,275      $2,749
  M             $311       $  798      $1,312      $2,722
-------------   ----       ------      ------      ------

* Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

IDEX AEGON Income Plus

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX AEGON INCOME PLUS IS TO SEEK AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE AVOIDANCE OF EXCESSIVE RISK.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, AEGON USA Investment Management, Inc. (AIMI), seeks to achieve this objective by principally investing fund assets in a diversified portfolio of:

o fixed-income securities including investment grade bonds and high-yield/high-risk bonds (commonly known as "junk bonds")

When investing in rated securities, the fund buys those rated B or better by Moody's or S&P. When investing in rated commercial paper, the fund buys those rated Prime-2 or better by Moody's or A-2 or better by S&P. The fund may invest in unrated securities which, in AIMI's judgment, are of equivalent quality. If the rated securities held by the fund are downgraded, AIMI will consider whether to keep these securities.

The fund may not invest in rated corporate securities that are rated below investment grade, if such holdings are more than 50% of its total holdings of securities (other than commercial paper). (The fund will not invest in any security rated below BBB-).

Please see Appendix A for a description of bond ratings.

AIMI's strategy is to achieve yields as high as possible while managing risk. AIMI uses a "top down/bottom up" approach in managing the fund's assets. The "top down" approach is to adjust the risk profile of the fund. AIMI analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AIMI in its decisions regarding the fund's portfolio allocations.

AIMI has developed a proprietary credit model that is the foundation of its "bottom up" analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AIMI does a thorough credit analysis of all companies in the fund's portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AIMI from both the "top down" and "bottom up" strategies. An industry may look attractive in one area, but not the other. They can then review the results of their analysis and decide whether or not to proceed with a transaction.

For temporary defensive purposes, the fund may invest some or all of its assets in short-term U.S. government, obligations (Treasury bills) (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

AIMI may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

    What is a "Bottom Up" Analysis?
    When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

    What is a Top-Down Approach?
    When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. Risks include:

  o changes in interest rates
  o length of time to maturity
  o issuers defaulting on their obligations to pay interest or return principal


o HIGH-YIELD/HIGH-RISK SECURITIES

  o Credit risk
  o Greater sensitivity to interest rate movements
  o Greater vulnerability to economic changes
  o Decline in market value in event of default
  o Less liquidity

o PROPRIETARY RESEARCH

AIMI's proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Full Explanation of Strategies and Risks," beginning on page 58.


o INVESTOR PROFILE

This fund may be appropriate for investors who seek high current income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

/graph/ Past Performance

The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the Merrill Lynch High Yield Master Index (MLHYM), a widely recognized unmanaged index of market performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.
--------------------------------------------------------------------------------

Year-by-year total return as of 12/31 each year (%) (1)

                                 CLASS A SHARES
                                 --------------

                                 [GRAPH OMITTED]


 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 2.85   22.28   12.63   13.35   (4.02)  18.43    9.45   11.53    4.33   (0.34)



(1) AS OF SEPTEMBER 30, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS 3.16%.

--------------------------------------------------------------------------------

                     QUARTER ENDED     RETURN
CLASS A SHARES:     ---------------   --------
 Best Quarter:            6/30/95       6.74%
 Worst Quarter:           3/31/94     (2.82)%

--------------------------------------------------------------------------------
Average annual total returns as of 12/31/99

                                                             SINCE
                ONE YEAR     5 YEARS        10 YEARS       INCEPTION
               ----------   ---------   ---------------   ----------
 A Shares         (5.07)%     7.44%           8.24%           9.10%
------------      -----        ----           ----            ----
 B Shares         (5.92)%       N/A           N/A             5.51%
------------      -----        ----           ----            ----
 M Shares*        (2.80)%     7.68%           N/A             5.38%
------------      -----        ----           ----            ----
 MLHYM**           1.57%      9.56%          10.97%          10.97%
------------      -----        ----          -----           -----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999 THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.
**SINCE INCEPTION OF CLASS A SHARES (6/14/85). SINCE INCEPTION OF CLASS B SHARES (10/01/95) IS 7.50% AND CLASS M SHARES (10/01/93) IS 8.28%.

/dollar sign/ Fees and Expenses


The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                              CLASS OF SHARES
                                   A          B         C        M
                               ---------   -------   ------   ------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      4.75%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)(c) % OF AVERAGE DAILY NET ASSETS

                                      CLASS OF SHARES
                               A         B         C         M
                            -------   -------   -------   ------
Management fees             0.60%     0.60%     0.60%     0.60%
Distribution and service
(12b-1) fees                0.35%     1.00%     1.00%     0.90%
Other expenses              0.43%     0.43%     0.43%     0.43%
                            ----      ----      ----      ----
Total annual fund
operating expenses          1.38%     2.03%     2.03%     1.93%
-------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(c) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $609          $891     $1,194      $2,054
  B*            $706          $937     $1,193      $2,192
  C             $206          $637     $1,093      $2,358
  M             $393          $700     $1,131      $2,331
-------------   ----          ----     ------      ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $609          $891     $1,194      $2,054
  B*            $206          $637     $1,093      $2,192
  C             $206          $637     $1,093      $2,358
  M             $294          $700     $1,131      $2,331
-------------   ----          ----     ------      ------

* Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

IDEX Federated Tax Exempt (formerly IDEX AEGON Tax Exempt)

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX FEDERATED TAX EXEMPT IS MAXIMUM CURRENT INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH PRESERVATION OF CAPITAL.

/chess piece/ Principal Strategies
              and Policies

The fund's sub-adviser, Federated Investment Management Company (Federated), seeks to achieve this objective by investing in a portfolio of tax exempt securities so that at least 80% of its annual interest income is exempt from federal regular income tax. The fund invests primarily in long-term, investment grade, tax exempt securities (Grade AAA, AA, A and BBB).

Interest income from the fund's investments may be subject to the federal alternative minimum tax ("AMT").

Please see Appendix A for a description of bond ratings.

Federated manages the fund's portfolio by seeking to manage the interest rate risk and credit risk assumed by the fund and to provide superior levels of after tax total return.

Federated considers a variety of factors in formulating its interest rate outlook, including the following: current and expected U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve's current monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.

Federated manages credit risk by performing a fundamental credit analysis on tax exempt securities before the fund purchases such securities. Federated considers various factors, including the following: the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality.

Federated monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of nationally recognized ratings services.

Federated also will seek to further enhance after tax total return by engaging in a relative value analysis; that is, Federated will assess the cost of a tax exempt security compared with other tax exempt securities and taxable securities such as U.S. Treasury obligations. Federated may also allocate investments in sectors of the tax exempt market that offer the highest return. Finally, Federated will invest a portion of the fund's portfolio (no more than 20%) in tax exempt securities subject to AMT, which may offer higher returns.

Federated may also use credit enhancements and futures contracts, or other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.

Federated may use hedging to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a futures contract that would normally increase in value under the same circumstances. The fund may also attempt to lower the cost of hedging by using combinations of different futures contracts, or futures contracts and securities.

The fund may take a temporary defensive position from its principal investment strategies by investing its assets in securities subject to federal income tax. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the fund to receive and distribute taxable income to investors. Under these circumstances, the fund may be unable to achieve its investment objective.

Prior to June 15, 2000, this fund was sub-advised by AEGON USA Investment Management, Inc.

/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o MUNICIPAL OBLIGATIONS

  o Their yields are usually lower than on similar, but taxable securities
  o The income may be subject to state and local taxes
  o The income may be a preference item for determining the federal alternative minimum tax
  o Unrated municipal securities may be less liquid than rated securities
  o Congress occasionally considers restricting or eliminating the federal tax exemption and may do so in the future
  o Obligations could ultimately be federally taxable

o FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include:

  o fluctuations in market value
  o changes in interest rates; the value of a bond increases as interest rate declines and decreases as interest rates rise
  o length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates
  o issuers defaulting on their obligations to pay interest or return principle


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.


o INVESTOR PROFILE

This fund may be appropriate for investors who seek high current federal tax-free income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates. Yields on municipal obligations are typically lower than on similar taxable securities. Such investors will generally have higher taxable incomes.

The fund is not for tax-exempt retirement programs because they would receive no benefit from the tax-exempt nature of most of the fund's income.

/graph/ Past Performance


The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the Lehman Brothers Municipal Bond Index (LBMB), a widely recognized unmanaged index of market performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.

--------------------------------------------------------------------------------
Year-by-year total return as of 12/31 each year (%) (1) (2)

                                 Class A Shares


                                 [GRAPH OMITTED]

 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 5.57   10.24    6.60    8.66   (2.25)  12.86    3.89   10.12    4.58   (6.25)


(1) AS OF SEPTEMBER 30, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS 7.03%.

(2) PRIOR TO JUNE 15,2000, AEGON INVESTMENT MANAGEMENT, INC. SERVED AS SUB-ADVISER TO THIS FUND.
--------------------------------------------------------------------------------

                     QUARTER ENDED     RETURN
CLASS A SHARES:     ---------------   --------
 Best Quarter:            3/31/95       5.34%
 Worst Quarter:           3/31/94     (3.02)%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average annual total returns as of 12/31/99


                                                           SINCE
                  ONE YEAR      5 YEARS     10 YEARS     INCEPTION
               -------------   ---------   ----------   ----------
 A Shares          (10.71)%      3.81%        4.74%         6.66%
------------       ------         ----         ----          ----
 B Shares          (11.51)%        N/A          N/A         2.77%
------------       ------         ----         ----          ----
 M Shares*          (8.36)%      4.33%          N/A         3.19%
------------       ------         ----         ----          ----
 LBGMB**            (0.87)%      7.16%        7.02%         8.48%
------------       ------         ----         ----          ----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999 THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.
**SINCE INCEPTION OF CLASS A SHARES (4/01/85). SINCE INCEPTION OF CLASS B SHARES (10/01/95) IS 5.16% AND CLASS M (10/01/93) IS 4.83%.

/dollar sign/ Fees and Expenses


The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)


                                              Class of Shares
                                   A          B         C        M
                               ---------   -------   ------   -------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)     4.75%        None     None     1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%     None     1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)(d) % OF AVERAGE DAILY NET ASSETS

                                      CLASS OF SHARES
                               A         B         C         M
                            -------   -------   -------   ------
Management fees             0.60%     0.60%     0.60%     0.60%
Distribution and service
(12b-1) fees                0.35%     1.00%     1.00%     0.60%
Other expenses              0.55%     0.55%     0.55%     0.55%
                            ----      ----      ----      ----
TOTAL ANNUAL FUND
OPERATING EXPENSES          1.50%     2.15%     2.15%     1.75%
EXPENSE REDUCTION (C)       0.15%     0.15%     0.15%     0.15%
                            ----      ----      ----      ----
NET OPERATING EXPENSES      1.35%     2.00%     2.00%     1.60%

--------------------------------------------------------------------------------
(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Contractual arrangement with Idex Management, Inc. through 11/30/01, for expenses that exceed 1.00%, excluding 12b-1 fees.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $606          $913     $1,241      $2,168
  B*            $703          $959     $1,241      $2,306
  C             $203          $659     $1,141      $2,471
  M             $360          $631     $1,026      $2,130
-------------   ----          ----     ------      ------

If the shares are not redeemed:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $606          $913     $1,241      $2,168
  B*            $203          $659     $1,141      $2,306
  C             $203          $659     $1,141      $2,471
  M             $261          $631     $1,026      $2,130
-------------   ----          ----     ------      ------

* EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

IDEX JCC Flexible Income

SUMMARY OF RISKS AND RETURNS

/target/ Objective

THE OBJECTIVE OF IDEX JCC FLEXIBLE INCOME IS MAXIMUM TOTAL RETURN FOR SHAREHOLDERS, CONSISTENT WITH PRESERVATION OF CAPITAL, BY ACTIVELY MANAGING A PORTFOLIO OF INCOME-PRODUCING SECURITIES.

/chess piece/ Principal Strategies
              and Policies

The fund normally invests at least 80% of its total assets in income-producing securities of both foreign and domestic companies. The fund's sub-adviser, Janus Capital Corporation (JCC), seeks to achieve the fund's objective by investing principally in:

o corporate debt securities

The fund seeks maximum current income by investing principally in corporate bonds that offer higher yields, but more risk than higher rated bonds.


While the fund may buy bonds of any maturity, the fund's average maturity may vary substantially, depending upon the fund manager's analysis of market, economic and financial conditions at the time. To increase the potential of higher returns, the fund has no pre-established standards for the quality of the debt instruments it buys.


The fund may buy unrated debt securities of both domestic and foreign issuers, and may at times have substantial holdings of such high-yield/high-risk bonds.


Please see Appendix A for a description of ratings.

In addition to considering economic factors such as the affect of interest rates on the fund's investments, the fund manager applies a "bottom up" approach in choosing investments. If the fund manager is unable to find such investments, a fund's assets may be in cash or other similar investments.


In determining the creditworthiness of bond issuers, the fund manager uses, but doesn't rely solely on, credit ratings.

   "What is a Bottom Up" Analysis?
    When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.


The fund manager seeks to diversify the fund's investments across many securities, sectors and countries. Currency risk is generally avoided through hedging and other means.

The fund manager may sell the fund's securities when its expectations regarding market interest rates change or the quality or return changes on investment.

While the fund invests principally in corporate debt securities, the fund manager may, to a lesser extent, invest in lower-rated securities, including bonds considered less than investment grade of both foreign and domestic issuers, mortgage- and other asset-backed securities, convertible securities, preferred stock, income-producing common stock, futures for hedging, or other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 58 and in the SAI.


/warning sign/ Principal Risks

The fund is subject to the following principal investment risks:

o FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 o changes in interest rates
 o length of time to maturity
 o issuers defaulting on their obligations to pay interest or return principal

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o HIGH-YIELD/HIGH RISK SECURITIES

 o Credit Risk
 o Greater sensitivity to interest rate movements
 o Greater vulnerability to economic changes
 o Decline in market value in event of default
 o Less liquidity

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 58.


o INVESTOR PROFILE

This fund may be appropriate for investors who want current income enhanced by the potential for capital growth, and who are willing to tolerate fluctuation in principal value caused by changes in interest rates as well as the risks associated with substantial investments in high-yield/high-risk bonds (commonly known as "junk bonds"), or unrated bonds of domestic or foreign issuers.

/graph/ Past Performance


The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and the table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the Lehman Brothers U.S. Government/
Credit Index (LBGCB), a widely recognized unmanaged index of market performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.

--------------------------------------------------------------------------------

Year-by-year total return as of 12/31 each year (%) (1)

                                 [GRAPH OMITTED]

                                 CLASS A SHARES
                                 --------------

 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
(5.11)  25.01   11.00   13.90   (4.29)  18.89    5.44   11.57    7.89    0.93



(1) AS OF SEPTEMBER 30, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS 2.78%.

--------------------------------------------------------------------------------

                     QUARTER ENDED     RETURN
CLASS A SHARES:     ---------------   --------
Best Quarter:             3/31/91       7.92%
Worst Quarter:            3/31/90     (8.59)%
-----------------         -------     -----

Average annual total returns as of 12/31/99


                                                        SINCE
                ONE YEAR     5 YEARS     10 YEARS     INCEPTION
               ----------   ---------   ----------   ----------
 A Shares       (3.86)%       7.73%        7.61%         7.47%
------------      -----        ----         ----          ----
 B Shares       (4.73)%         N/A          N/A         6.31%
------------      -----        ----         ----          ----
 M Shares*      (1.63)%       7.96%          N/A         5.65%
------------      -----        ----         ----          ----
 LBGCB**        (2.15)%       7.61%        7.66%         8.08%
------------      -----        ----         ----          ----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999 THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.
**SINCE INCEPTION OF CLASS A SHARES (6/29/87). SINCE INCEPTION OF CLASS B SHARES (10/01/95) IS 5.71% AND CLASS M SHARES (10/01/93) IS 5.39%.

/dollar sign/ Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder fees (fees paid directly from your investment)

                                              CLASS OF SHARES
                                   A          B         C        M
                               ---------   -------   ------   -------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      4.75%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual fund operating expenses (expenses that are deducted from fund assets)(d) % OF AVERAGE DAILY NET ASSETS

                                      CLASS OF SHARES
                               A         B         C         M
                            -------   -------   -------   ------
Management fees             0.90%     0.90%     0.90%     0.90%
Distribution and service
(12b-1) fees                0.35%     1.00%     1.00%     0.90%
Other expenses              0.75%     0.75%     0.75%     0.75%
                            ----      ----      ----      ----
Total annual fund
operating expenses          2.00%     2.65%     2.65%     2.55%
Expense reduction (c)       0.15%     0.15%     0.15%     0.15%
                            ----      ----      ----      ----
Net operating expenses      1.85%     2.50%     2.50%     2.40%
-------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Contractual arrangement with Idex Management, Inc., through 11/30/01, for expenses that exceed 1.50%, excluding 12b-1 fees.

(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 70.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Example

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $654       $1,059      $1,488      $2,680
  B*            $753       $1,109      $1,492      $2,815
  C             $253       $  809      $1,392      $2,972
  M             $440       $  871      $1,429      $2,945
-------------   ----       ------      ------      ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $654       $1,059      $1,488      $2,680
  B*            $253       $  809      $1,392      $2,815
  C             $253       $  809      $1,392      $2,972
  M             $341       $  871      $1,429      $2,945
-------------   ----       ------      ------      ------

*EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

Explanation of Strategies and Risks

How to use this section


In the discussions of the individual funds on pages 2 through 57, you found descriptions of the principal strategies and risks associated with each fund. In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.


/chess piece/       Diversification. The 1940 Act classifies investment
                    companies as either diversified or non-diversified.

Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.


All of the funds (except IDEX Salomon All Cap, IDEX JCC Capital Appreciation, IDEX Pilgrim Baxter Technology, IDEX Great Companies -- America(SM) and IDEX Great Companies -- Technology(SM)) qualify as diversified funds under the 1940 Act. The diversified funds are subject to the following diversification requirements (which are set forth in full in the SAI):


o As a fundamental policy, with respect to 75% of the total assets of a fund, the fund may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some funds, in other types of cash items.

o As a fundamental policy with respect to 75% of the total assets of a fund, the fund will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the fund's total assets.


IDEX Salomon All Cap, IDEX JCC Capital Appreciation, IDEX Pilgrim Baxter Technology, IDEX Great Companies -- America(SM) and IDEX Great Companies -- Technology(SM)each reserves the right to become a diversified investment company (as defined by the 1940 Act).


/chess piece/       CONCENTRATION. Unless otherwise stated in a fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities. Unless otherwise stated in a fund's objective or its principal strategies and policies, as an operating policy, no fund will invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.


/warning sign/      INVESTING IN COMMON STOCKS. Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.

/warning sign/      INVESTING IN PREFERRED STOCKS. Because these stocks come
                    with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. But if a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in bonds," below.)

/warning sign/      INVESTING IN "CONVERTIBLES," PREFERRED STOCKS, AND BONDS.
                    Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price inversely to interest rates as the common stock does, adding to their market risk.

/warning sign/      VOLATILITY. The more an investment goes up and down in
                    price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more.
                    Price changes may be temporary and for extended periods.

/warning sign/      INVESTING IN BONDS. Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

o CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

o LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

o DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

o DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's and S&P. The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

o LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

o LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

o LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

Please see Appendix A for a description of bond ratings.

/warning sign/      INVESTING IN FOREIGN SECURITIES. Foreign securities are
                    investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

o CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of your fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

o CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

o CURRENCY TRADING COSTS. Some funds also invest in American Depository Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The fund incurs costs when it converts other currencies into dollars, and vice-versa.


o EURO CONVERSION. On January 1, 1999, certain participating countries in the European Economic Monetary Union (EU) adopted the "Euro" as their official currency. Other EU member countries may convert to the Euro at a later date. As of January 1, 1999, governments in participating countries are issuing debt and redenominate existing debt in Euros; corporations may choose to issue stocks or bonds in Euros or national currency. The
     European Central Bank, (the "ECB") assumed responsibility for a uniform monetary policy in participating countries. These transactions have a troubled trading history. The Euro Bank has intervened to resolve such troubles. Euro conversion risks that can affect a fund's foreign investments include: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts in existing national currencies rather than the Euro;
     (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January 1, 1999 through December 31, 2001 and beyond; (4) potential U.S. tax issues with respect to fund securities; and (5) the ECB's ability to manage monetary policies among the participating countries.


o DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

o LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

o LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

o MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

o LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

o SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

o HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

o VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

o POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

o DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

o HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

o EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

/warning sign/ INVESTING IN FUTURES, OPTIONS AND DERIVATIVES. Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts involve additional risks and costs. Risks include:

o INACCURATE MARKET PREDICTIONS. If the sub-adviser is wrong in its expectation, for example, with respect to interest rates, securities prices or currency markets, the contracts could produce losses instead of gains.

o PRICES MAY NOT MATCH. Movements in the price of the financial contracts may be used to offset movements in the price of other securities included in the fund's portfolio. If those prices don't correlate or match closely (i.e., imperfect correlation), the benefits of the transaction might be diminished and the fund may lose money, which may result in substantial losses.

o ILLIQUID MARKETS. If there is no market for the contracts, the fund may not be able to control losses.

o TAX CONSEQUENCES. A fund may have to delay closing out certain derivative positions to avoid adverse tax consequences.

/warning sign/ INVESTING IN STOCK INDEX FUTURES. Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

o inaccurate market predictions

o imperfect correlation

o illiquidity

o tax consequences

o potential unlimited loss

o volatile net asset value due to substantial fluctuations in the value of these futures

/warning sign/ INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline.

Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

/warning sign/ ZERO COUPON SECURITIES. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

/warning sign/ GENERAL OBLIGATION BONDS. General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

/warning sign/ SPECIAL REVENUE BONDS. Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds. Investors in these bonds are exposed to the credit standing of the municipality. If the municipality defaults on the bonds, there may be a loss on the investment.

/warning sign/ PRIVATE ACTIVITY BONDS. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to Alternate Minimum Tax (AMT). The IDEX Federated Tax Exempt Fund may invest in bonds subject to AMT.

/warning sign/ TAX INCREMENT FINANCING BONDS. Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

/warning sign/ VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 13 months.

/warning sign/ CREDIT ENHANCEMENT. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

/warning sign/ INVESTING IN TAX-EXEMPT SECURITIES. Some municipal obligations pay interest that, while tax-exempt, may be considered a "preference item" for determining the federal alternative minimum tax. This may result in your paying more tax than you would have otherwise. Also, Congress periodically threatens to limit or do away with the tax exemption on municipal obligations. If that happened, it could substantially reduce the value of your fund's assets.


/warning sign/ INVESTING IN SPECIAL SITUATIONS. Each fund may invest in "special situations" from time to time. Special situations arise when, in the opinion of a fund manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:


o a new product or process

o a management change

o a technological breakthrough

o an extraordinary corporate event

o a temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund's investment in a situation.

/question mark/ INTRINSIC VALUE. (Great Companies Funds) Great Companies monitors changes in each company's Intrinsic Value over a twelve to eighteen month period. It then determines a company's Intrinsic Value Momentum (IVM), which is a measurement of the rate at which a company is increasing or decreasing its Intrinsic Value. Great Companies looks at the trading price of the stock and compares it to its Intrinsic Value calculation. If a stock appears to be significantly overvalued in the market and its IVM is flat or declining when compared to the Intrinsic Value calculation, Great Companies does not invest in the stock or, if the fund has already invested in the company, may reduce its position in the stock. When the stock share price drops well below the Intrinsic Value calculation and its IVM is rising, Great Companies will normally invest in the Company or, if the fund has already invested in the company, attempt to buy more shares.


/warning sign/ PORTFOLIO TURNOVER. A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds, although certain tax rules may restrict a fund's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders. IDEX JCC Global, IDEX Jennison Equity Opportunity (formerly IDEX C.A.S.E. Growth), IDEX JCC Flexible Income and IDEX Pilgrim Baxter Mid Cap Growth had turnover rates greater than 100% for the fiscal year ended October 31, 1999.


/question mark/ INVESTMENT STRATEGIES. A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the Fund's SAI.


/warning sign/ GROWTH INVESTING. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may underperform other funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

/warning sign/ VARIOUS INVESTMENT TECHNIQUES. Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the fund's portfolio of investments and are not used for leverage.

/warning sign/ RESERVE INVESTMENT FUNDS. The IDEX T. Rowe Price Small Cap and IDEX T. Rowe Price Dividend Growth funds may invest in money market instruments directly or indirectly through investment in an internally managed, money market fund, the Reserve Investment Funds, Inc. (Reserve Fund). The Reserve Investment Fund and Government Reserve Investment Fund, each a series of the Reserve Fund, are advised by T. Rowe Price and charges no advisory fees to the investment manager, but other fees may be incurred which may result in a duplication of fees. Further information is included in the SAI.


/warning sign/ GEI SHORT-TERM INVESTMENT FUND. The IDEX GE International Equity and IDEX GE U.S. Equity funds may invest in money market instruments directly or indirectly through investment in the GEI Short-Term Investment Fund (Investment
Fund). The Investment Fund is advised by GEAM; GEAM charges no advisory fee to the Investment Fund, but other fees may be incurred which may result in a duplication of fees.



/warning sign/ IPOS. IPOs are subject to specific risks which include:

o high volatility

o no track record for consideration

o securities are less liquid

o earnings are less predictable


/warning sign/ TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

/warning sign/ INTERNET OR SECTOR RISK. The IDEX Munder Net50 fund will invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

 How The IDEX Funds are Managed and Organized

IDEX Mutual Funds is run by a Board of Trustees.

The assets of each fund are managed by an investment adviser, who in turn selects sub-advisers, who have hired fund managers. All such advisers to the funds are supervised by the Board of Trustees. You can find information about the Trustees and officers of the Fund in the SAI.

IDEX MANAGEMENT, INC. ("IMI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser to the Fund. IMI has been serving as an investment adviser since 1985.

The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of each fund, and is paid at the rates shown in the table below.

IMI is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

Here is a listing of the sub-advisers and the funds they manage:


SUB-ADVISER         FUND NAME
-----------------   ---------------------------------
JCC                 IDEX JCC Growth
                    IDEX JCC Global
                    IDEX JCC Balanced
                    IDEX JCC Capital Appreciation
                    IDEX JCC Flexible Income
                    IDEX JCC Growth & Income
Alger               IDEX Alger Aggressive Growth
T. Rowe Price       IDEX T. Rowe Price Dividend
                     Growth
                    IDEX T. Rowe Price Small Cap
Pilgrim Baxter      IDEX Pilgrim Baxter Mid Cap
                     Growth
                    IDEX Pilgrim Baxter Technology
Gabelli             IDEX Gabelli Global Growth
GSAM                IDEX Goldman Sachs Growth
TIM                 IDEX Transamerica Equity
                    IDEX Transamerica Small
                     Company
SBAM                IDEX Salomon All Cap
Great Companies     IDEX Great Companies --
                     America(SM)
                    IDEX Great Companies --
                     Technology(SM)
                    IDEX Great Companies -- Global (2)
AIMI                IDEX AEGON Income Plus
Federated           IDEX Federated Tax Exempt
GEAM                IDEX GE International Equity
                    IDEX GE U.S. Equity
Dean                IDEX Dean Asset Allocation
Luther King         IDEX LKCM Strategic Total Return
NWQ                 IDEX NWQ Value Equity

Jennison            IDEX Jennison Equity Opportunity
Munder              IDEX Munder Net50


--------------------------------------------------------------------------------
ADVISORY FEE SCHEDULE--ANNUAL RATES
--------------------------------------------------------------------------------

                                  IDEX                                              IDEX        IDEX        IDEX
                                  JCC*          IDEX       IDEX        IDEX         JCC**       AEGON     FEDERATED
                                 CAPITAL         JCC       JCC*        JCC*       FLEXIBLE     INCOME        TAX
AVERAGE DAILY NET ASSETS      APPRECIATION     GLOBAL     GROWTH     BALANCED      INCOME       PLUS       EXEMPT
--------------------------   --------------   --------   --------   ----------   ----------   --------   ----------
First $750 million                  1.00%      1.00%      1.00%        1.00%          N/A      0.60%         0.60%
--------------------------           ----       ----       ----         ----         ----       ----          ----
the next $250 million               0.90%      0.90%      0.90%        0.90%          N/A      0.60%         0.60%
--------------------------           ----       ----       ----         ----         ----       ----          ----
over $1 billion                     0.85%      0.85%      0.85%        0.85%          N/A      0.60%         0.60%
--------------------------           ----       ----       ----         ----         ----       ----          ----
First $100 million                                                                  0.90%
--------------------------                                                           ----
the next $150 million                                                               0.80%
--------------------------                                                           ----
over $250 million                                                                   0.70%
--------------------------                                                           ----

*IMI has contractually agreed to waive a portion of its advisory fee for this fund as follows: 0.0250% of average daily net assets from $100 - $500 million (net 0.9750%); 0.0750% of assets from $500 - $750 million (net 0.9250%);
0.0250% of assets from $750 million - $1 billion (net 0.8750%); and 0.0250% of assets above $1 billion (net 0.8250%).

**IMI has contractually agreed to waive a portion of its advisory fee as follows: 0.0250% of the first $100 million of average daily net assets (net 0.8750%); 0.0250% of assets from $100 - $250 million (net 0.7750%); and 0.0250%
of assets above $250 million (net 0.6750%).
--------------------------------------------------------------------------------

                          IDEX           IDEX                            IDEX
                          ALGER     T. ROWE PRICE        IDEX       PILGRIM BAXTER
AVERAGE DAILY          AGGRESSIVE      DIVIDEND     T. ROWE PRICE       MID CAP
NET ASSETS               GROWTH         GROWTH        SMALL CAP         GROWTH
--------------------- ------------ --------------- --------------- ----------------
 First $500 million        0.80%           0.80%           0.80%            0.80%
---------------------       ----            ----            ----             ----
 over $500 million         0.70%           0.70%           0.70%            0.70%
---------------------       ----            ----            ----             ----



                                          IDEX                       IDEX
                            IDEX        GOLDMAN       IDEX       TRANSAMERICA    IDEX
AVERAGE DAILY          PILGRIM BAXTER    SACHS    TRANSAMERICA       SMALL      SALOMON
NET ASSETS               TECHNOLOGY      GROWTH      EQUITY         COMPANY     ALL CAP
--------------------- ---------------- --------- -------------- -------------- --------
 First $500 million            1.00%     0.80%          0.80%          0.80%     0.80%
---------------------           ----      ----           ----           ----      ----
 over $500 million             0.90%     0.70%          0.70%          0.70%     0.70%
---------------------           ----      ----           ----           ----      ----


                           IDEX                    IDEX          IDEX
                            GE          IDEX       DEAN          GREAT
AVERAGE DAILY         INTERNATIONAL   GE U.S.      ASSET     COMPANIES --
NET ASSETS                EQUITY       EQUITY   ALLOCATION     AMERICA(SM)
-------------------- --------------- --------- ------------ --------------
First $500 million           0.80%     0.80%        0.80%          0.80%
--------------------          ----      ----         ----           ----
over $500 million            0.70%     0.70%        0.70%          0.70%
--------------------          ----      ----         ----           ----



                          IDEX           IDEX           IDEX        IDEX       IDEX
                          LKCM           GREAT          GREAT        NWQ     JENNISON
AVERAGE DAILY           STRATEGIC    COMPANIES --   COMPANIES --    VALUE     EQUITY
NET ASSETS            TOTAL RETURN   TECHNOLOGY(SM)   GLOBAL (2)   EQUITY   OPPORTUNITY
-------------------- -------------- -------------- -------------- -------- ------------
First $500 million          0.80%          0.80%          0.80%    0.80%         0.80%
--------------------         ----           ----           ----     ----          ----
over $500 million           0.70%          0.70%          0.70%    0.70%         0.70%
--------------------         ----           ----           ----     ----          ----


                                     IDEX
AVERAGE DAILY                   GABELLI GLOBAL
NET ASSETS                          GROWTH
----------------------------   ---------------
First $500 million                      1.00%
----------------------------             ----
$500 million -- $1 billion              0.90%
----------------------------             ----
over $1 billion                         0.80%
----------------------------             ----


                              IDEX
AVERAGE DAILY              JCC GROWTH
NET ASSETS                  & Income
-----------------------   -----------
First $100 Million             1.00%
-----------------------         ----
the next $400 Million          0.95%
-----------------------         ----
Over $500 Million              0.85%
-----------------------         ----



AVERAGE DAILY             IDEX
NET ASSETS            MUNDER NET50
------------------   -------------
First $1 billion            1.00%
------------------           ----
over $1 billion             0.95%
------------------           ----

For the fiscal year ended October 31, 1999, each fund paid the following management fee as a percentage of the fund's average daily net assets, after reimbursement and/or fee waivers (if applicable)*:


 IDEX JCC Capital Appreciation                                   0.82%
 IDEX JCC Global                                                 1.00%
 IDEX JCC Growth                                                 0.87%
 IDEX JCC Balanced                                               0.99%
 IDEX JCC Flexible Income                                        0.75%
 IDEX Alger Aggressive Growth                                    0.56%
 IDEX AEGON Income Plus                                          0.60%
 IDEX Federated Tax Exempt (formerly IDEX AEGON Tax Exempt)      0.49%
 IDEX GE International Equity                                     -0-%
 IDEX Dean Asset Allocation                                      0.68%
 IDEX LKCM Strategic Total Return                                0.71%
 IDEX NWQ Value Equity                                           0.21%

 IDEX Jennison Equity Opportunity**                               -0-%


* Information is not included for IDEX T. Rowe Price Dividend Growth, IDEX T. Rowe Price Small Cap, IDEX Salomon All Cap, IDEX Goldman Sachs Growth, IDEX Pilgrim Baxter Mid Cap Growth, IDEX Pilgrim Baxter Technology, IDEX Transamerica Equity, IDEX Transamerica Small Company, IDEX GE U.S. Equity, IDEX Great Companies -- America(SM), IDEX Great Companies -- Technology(SM), IDEX Great Companies -- Global (2), IDEX Gabelli Global Growth, IDEX JCC Growth & Income and IDEX Munder Net50 as they have not been in operation for a full fiscal year.

** Prior to December 1, 2000, this fund was named IDEX C.A.S.E. Growth.

Day-to-day management of the investments in each fund is the responsibility of the fund manager. The fund managers for IDEX Mutual Funds are:


IDEX JCC Growth

EDWARD KEELY, vice president, serves as manager of this fund.

Mr. Keely has been sole manager of this fund since January, 2000. He served as co-manager of the fund since January, 1999. Prior to joining JCC in 1998, he was a senior vice president of investments at Founders.

JCC has provided investment advisory services to various clients since 1978.


IDEX JCC Global

HELEN YOUNG HAYES, CFA, executive vice president, and LAURENCE CHANG, CFA, executive vice president, serve as co-managers of this fund. Ms. Hayes has served as manager or co-manager of this fund since inception. She has been employed by JCC since 1987. Laurence Chang has served as co-manager of this fund since January 2000. Before joining JCC in 1993, Mr. Chang was a project director at the National Security Archive.


IDEX JCC Balanced

KAREN L. REIDY, CFA, executive vice president, has served as manager of this fund since January 2000. Prior to joining JCC in 1995, she was a manager in both the Mergers and Acquisitions and Audit business units at PricewaterhouseCoopers LLP.


IDEX JCC Capital Appreciation

JAMES P. GOFF, executive vice president, has managed this fund since its inception. He joined JCC in 1988.


IDEX JCC Flexible Income

RONALD V. SPEAKER, executive vice president, has managed this fund since October 1993. He has been with JCC since 1986. On January 13, 1997, Mr. Speaker settled an SEC administrative action involving two personal trades that he made in January 1993. Without admitting or denying the allegations, he agreed to civil monetary penalty, disgorgement and interest payments totaling $37,199 and a 90-day suspension starting January 29, 1997.


IDEX JCC Growth & Income

DAVID J. CORKINS, has managed this fund since its inception. Prior to joining JCC in 1995, he served as Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. Mr. Corkins serves as portfolio manager to other JCC funds.


IDEX Alger Aggressive Growth

DAVID D. ALGER has been employed by Alger since 1971 and has served as president since 1995. He has managed this fund since inception.

SEILAI KHOO has served as co-manager of this fund since June 2000. She has been employed by Alger as a senior research analyst since 1989 and as a senior vice president since 1995. Ms. Khoo also serves as a portfolio manager of other Alger funds.


Alger has provided investment advisory services to various clients since 1964.

IDEX T. Rowe Price Dividend Growth

THOMAS J. HUBER, CFA, has managed this fund since March 29, 2000 and heads the Investment Team for this fund. He joined T. Rowe Price in 1994. Mr. Huber and the Investment team also manage the T. Rowe Price Dividend Growth Fund.

T. Rowe Price has provided investment advisory services to various clients since 1937.

IDEX T. Rowe Price Small Cap

RICHARD T. WHITNEY, CFA, managing director of T. Rowe Price, has managed this fund since inception and heads the Investment Team for this fund. He joined T. Rowe Price in 1985. In addition, Mr. Whitney serves as the president of the T. Rowe Price Index Funds, T. Rowe Price Balanced Fund and the T. Rowe Price Diversified Small-Cap Growth Fund.

IDEX Pilgrim Baxter Mid Cap Growth
IDEX Pilgrim Baxter Technology

JEFFREY A. WRONA, CFA, has managed these funds since inception. Prior to joining Pilgrim Baxter in 1997, he was a senior portfolio manager at Munder Capital Management.

Mr. Wrona also serves as the portfolio manager of the PBHG Technology & Communications Fund. In addition, he manages small and mid cap portfolios. While at Munder Capital Management, he co-founded Munder's Mid Cap Growth product and managed both mutual fund and separate account portfolios.

Pilgrim Baxter has provided investment advisory services to various clients since 1982.

IDEX Goldman Sachs Growth

HERBERT E. EHLERS, has served as head of a seven person investment team that has managed this fund since inception. Prior to joining GSAM in 1997, he was chief investment officer at Liberty Investment Management, Inc. from 1994-1997.

This investment team also manages the Goldman Sachs Capital Growth Fund, Goldman Sachs Balanced Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund and Goldman Sachs Tollkeeper Fund.


Goldman Sachs has provided investment advisory services to various clients services since 1981.

IDEX Transamerica Equity

JEFFREY S. VAN HARTE, CFA, primary manager, and GARY U. ROLLE, CFA, secondary manager, serve as co-managers of this fund. Mr. Van Harte is senior vice president and head of Equity Investments, TIM, manager of the Transamerica Premier Equity Fund since 1998 and Transamerica VIF Growth Portfolio since 1984, co-manager of the Transamerica Value Fund since 1998, and was manager of the Transamerica Premier Balanced Fund from 1995 to 1998. He joined Transamerica in 1980.

Mr. Rolle is president & chief investment officer, TIM, chairman & president, Transamerica Income Shares, Transamerica Occidental's Separate Account Fund B and Transamerica Variable Insurance Fund, Inc. and president of Transamerica Investors, Inc. He was chief investment officer, Transamerica Occidental Life Insurance Company, Transamerica Life Insurance & Annuity Company and Transamerica Assurance Company until 2000 and investment officer of these companies since 2000. He has been manager of Transamerica Premier Balanced Fund since 1998 and co-manager of Transamerica Premier Equity Fund since 1999. He joined Transamerica in 1967.

TIM, through its affiliates, has provided investment advisory services to various clients since 1967.


IDEX Transamerica Small Company


CHRISTOPHER J. BONAVICO, CFA, primary manager, and TIMOTHY S. GAUMER, CFA, secondary manager, serve as co-managers of this fund. Mr. Bonavico is vice president and fund manager, TIM, and manager of the Transamerica Premier Aggressive Growth Fund and Transamerica Premier Small Company Fund since 1999. He was manager of the Transamerica Premier Value Fund from 1998 to 1999; manager of the Transamerica Premier Index Fund from inception to 1998; and co-manager of the Transamerica Premier Aggressive Growth Fund, Transamerica Premier Small Company Fund, Transamerica Premier Balanced Fund and Transamerica Premier Index Fund from 1998 to 1999. He joined Transamerica in 1993.


Mr. Gaumer is assistant vice president and portfolio manager, TIM. He has been co-manager of the Transamerica Premier Small Company Fund since 1999. Prior to joining Transamerica in 1997, he was an equity analyst, Chancellor LGT Asset Management, 1995 - 1997, and Senior Analyst, Emerging Growth Management, 1994 - 1995.

IDEX Salomon All Cap

ROSS S. MARGOLIES, managing director of SBAM, has managed this fund since inception. Mr. Margolies joined SBAM in 1992.

ROBERT M. DONAHUE, JR., vice president and equity analyst with SBAM, assists in the day-to-day management of the fund. Prior to joining SBAM in 1997, Mr. Donahue worked as an equity analyst at Gabelli & Company. Mr. Margolies and Mr. Donahue also manage the Capital Fund for SBAM.

Salomon has provided investment advisory services to various clients since
1987.

IDEX AEGON Income Plus

DAVID R. HALFPAP, CFA, has served as manager of this fund since its inception. He has been employed by AIMI since 1975 and currently is a senior vice president.

CRAIG M. ENRIGHT became a co-manager of this fund in August 1998. He joined AIMI in 1996. His prior work experience includes ten years with the Chicago Board of Trade, two years with the Securities Corporation of Iowa and five years at Northern Trust Company.

BRADLEY J. BEMAN, CFA, became a co-manager of this fund in August 1998. He joined AIMI in 1988 after working in various capacities with AEGON USA, Inc. and Life Investors Insurance Company of America.

AEGON has provided investment advisory services to various clients since 1989.

IDEX GE International Equity

RALPH R. LAYMAN is a director and executive vice president of GEAM. Mr. Layman leads a team of portfolio managers for the Fund. He has served in this capacity since the fund's inception. Mr. Layman joined GEAM in 1991 as executive vice president for international investments.

Mr. Layman manages the overall international equity investments for GE Asset Management Incorporated. He leads the team of portfolio managers for the GE International Equity Fund and GE Emerging Markets Fund and serves as co-portfolio manager for GE Global Equity Fund. Mr. Layman has also managed foreign investments for GE Strategic Investment Fund.

GEAM has provided investment advisory services to various clients since 1988.

IDEX GE U.S. Equity

EUGENE K. BOLTON is a director and executive vice president of GEAM. MR. Bolton leads a team of fund managers for this fund. He has served in that capacity since the fund's inception. Mr. Bolton joined GEAM in 1984 as Chief Financial Officer and has been a portfolio manager since 1986. Mr. Bolton manages the overall U.S. equity investments for GEAM. He leads the team of portfolio managers for the GE U.S. Equity Fund.

IDEX Dean Asset Allocation

JOHN C. RIAZZI, CFA, has been senior manager of this fund since inception. He joined Dean in 1989.

Dean has provided investment advisory services to various clients since 1972.

IDEX LKCM Strategic Total Return

LUTHER KING, JR., CFA, and SCOT C. HOLLMANN, CFA, have co-managed this fund since its inception. Mr. King has been the president of Luther King since 1979. Mr. Hollmann has been a vice president since 1983.

Luther King has provided investment advisory services to various clients since 1979.

IDEX NWQ Value Equity

EDWARD C. FRIEDEL, CFA, has been the senior manager of this fund since inception. He has been a managing director and investment strategist with NWQ since 1983.

NWQ has provided investment advisory services to various clients since 1982.


IDEX Jennision Equity Opportunity

BRADLEY GOLDBERG, CFA, has served as manager of this fund since December 1, 2000. Mr. Goldberg is an executive vice president of Jennison. Mr. Goldberg joined Jennison in 1974 and serves as portfolio manager to other funds.

Jennison has provided investment advisory services to various clients since
1969.


IDEX Great Companies -- America(SM)
IDEX Great Companies -- Technology(SM)
IDEX Great Companies -- Global (2)

JAMES H. HUGUET and GERALD W. BOLLMAN, CFA serve as co-managers of these funds. Mr. Huguet serves as Director, President and Co-CEO of Great Companies, L.L.C. Mr. Huguet also serves as director and president of Great Companies, Inc. From 1994 until 1998, Mr. Huguet was executive vice president of Information Resources, Inc., Chicago, IL, a market research firm.

Mr. Bollman is executive vice president of Great Companies, L.L.C. Mr. Bollman also serves as executive vice president of Great Companies, Inc. From 1995 until 1999, Mr. Bollman was chairman and manager of Intrinsic Value Associates, an investment advisory service for institutional managers. He previously served as executive vice president and portfolio manager for Continental Asset Management Corporation.


Great Companies has provided investment advisory services to various clients services since 2000.


IDEX Federated Tax Exempt

J. SCOTT ALBRECHT, CFA and MARY JO OCHSON, CFA have served as co-managers of this fund since June 15, 2000. Mr. Albrecht joined Federated in 1989 and has been a senior portfolio manager since 1997. He has served as a vice president of Federated since 1994. He also serves as co-manager of Federated's Municipal Securities Fund, Inc.

Ms. Ochson joined Federated in 1982 and has been a senior portfolio manager and senior vice president since 1996. From 1988 through 1995, Ms. Ochson served as a portfolio manager and vice president of Federated. She also serves as co-manager of Federated's Municipal Securities Fund, Inc.

Federated has provided investment advisory services to various clients since
1955.

IDEX Gabelli Global Growth

The fund is managed by an investment team that is headed by MARC J. GABELLI, Portfolio Manager. Mr. Gabelli, as Team Manager, is primarily responsible for all the investment decisions for the fund. Mr. Gabelli has been a portfolio manager and an analyst with Gabelli since 1993.

Gabelli and its predecessors has provided investment advisory services to various clients since 1980.

IDEX Munder Net50


ALAN H. HARRIS, CFA AND SENIOR PORTFOLIO MANAGER has served as head of a committee of professional fund managers employed by Munder that makes the investment decisions for the fund. Mr. Harris serves as co-manager of The Munder NetNet Fund, The Munder Future Technology Fund and The Munder International NetNet Fund. He is also a member of the team responsible for Munder Capital Management's equity security analysis, specializing in the communications industry.

Munder has provided investment advisory services to various clients since 1985.

 Shareholder Information

/question mark/ Opening an Account

If you are opening a fund through a registered representative, he or she can assist you with all phases of your investment.

If you are investing through an authorized dealer, the dealer is responsible for opening your account and providing your taxpayer ID number. If you already have an IDEX account, you do not need additional documentation.

The Fund or its agents may reject a request for purchase of shares at any time, including any purchase under the exchange privilege.


New Account Application

Fill out the New Account Application form which is included in this prospectus. IRAs and other retirement accounts require a different application, which you can request by calling 1-888-233-IDEX (4339) or writing IDEX Customer Service. You can avoid future inconvenience by signing up for any services you think you may later use.

Note: On your application, be sure to include your social security number or taxpayer identification number. If you don't, your account may be subject to backup withholding, or be closed.

There are many ways that you can pay for your shares. The minimum initial purchase is $500 for Class A, B and T shares, and $1,000 for Class C and Class M shares and shares purchased through authorized dealers. There is a $50 minimum on additional purchases. Purchases through regular investment plans, like the Automatic Investment Plan, have no minimum to open an account, but you must invest at least $50 monthly per account.

/question mark/ Share Transactions

 Depending on privileges established on your account, you may buy, sell or exchange shares in several ways. You may do so in writing, by phone request or you may access your account through the internet. You may make payments, or receive payment for your redemptions, via an electronic funds transfer or by check.

/question mark/ How to Sell Shares

Your request to sell your shares and receive payment may be subject to:

o the privileges or features established on your account such as a systematic withdrawal plan (SWP) or telephone transactions

o the type of account you have, and if there is more than one owner

o the dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with a signature guarantee


o a written request or signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. A signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee your signature. Notarization is not an acceptable substitute.


There are several ways to request redemption of your shares:

o in writing (by mail or fax)
o by internet access to your account(s) at www.idexfunds.com
o by telephone request using our touch-tone automated system, IDEX InTouch(SM), or by a person-to-person verbal request

The proceeds of your redemption may be paid by check, or by direct deposit to your bank account subject to any restrictions that may be applicable. Purchases may be held at IDEX until your funds have cleared or up to 15 calendar days before they are eligible for redemption. Certain exceptions may apply.


Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.


/question mark/ How to Exchange Shares


You can exchange $500 or more of one fund for shares in the same class of another fund. As explained below, you may be able to exchange your shares into any one of the three portfolios of the Cash Equivalent Fund (CEF) without a sales charge. The CEF includes the Money Market Portfolio, the Government Securities Portfolio and Tax Exempt Portfolio. Any CDSC will be calculated from the date you bought your original shares. This means your new shares will be the same age as your old shares, so your sales charge will not increase because of the exchange. The minimum exchange to a new account is $500 unless an automatic investment plan is established on the new account. If your transaction is into an A share CEF, you may incur a CDSC.


Prior to making exchanges into a fund that you do not own, read this prospectus carefully. You can request share exchanges over the telephone unless you have declined the privilege on your application. You can also exchange shares of the same class automatically at regular intervals, from one fund to another.

Money Market Exchange Privilege

You can exchange Class A, C and T shares for any of the three CEF portfolios. You may exchange Class B and M shares only into the CEF's Money Market Portfolio.

Special Rules for Class B or M Shares in Money Market Fund Exchanges

When exchanging Class B or M shares for shares of the CEF Money Market Portfolio, you will not be charged a CDSC. If you later sell the Class B or M shares of the CEF, you will be charged the sales charge, but the time that you held those Class B or M shares of the CEF will not count toward calculating the sales charge.

The Fund may restrict the number of times that you may exchange your shares. Please see the section below titled "Excessive Trading."

Special Situations for Exchanging Shares

o Class T shares may be exchanged for only Class A shares of any IDEX fund, other than IDEX JCC Growth. Class A shares of all IDEX funds are subject to distribution and service (12b-1) fees.

o You may not exchange other classes of shares of the IDEX funds for Class T shares.

o The Fund reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.


Excessive Trading

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not permit excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management and drive fund expenses higher. The Fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading. Four or more exchanges in a quarter (3 months) is considered excessive trading, though the Fund reserves the right to impose restrictions if there are less frequent transactions.

/question mark/ Other Account Information


Minimum Purchases

o $500 for Class A, B and T shares; $1,000 for Class C and M shares; additional purchases are a minimum of $50.

If your check, draft or electronic transfer is returned unpaid by your bank, the Fund may charge a $15 fee.


Pricing of Shares


Each fund's price (NAV) is calculated on each day the New York Stock Exchange
(NYSE) is open for business. The NAV of fund shares is not determined on days the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The NAV of each class is calculated by dividing its assets less liabilities by the number of its shares outstanding.


If the Fund receives your order by regular closing time of the NYSE (usually 4 p.m. New York time), you will pay or receive that day's NAV plus any applicable sales charges. If later, it will be priced based on the next day's NAV. Share prices may change when a fund holds shares in companies traded on foreign exchanges that are open on days the NYSE is closed.

In determining NAV, each fund's portfolio investments are valued at market value. Investments for which quotations are not readily available are valued at fair value determined in good faith under the supervision of the Board of Trustees.

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, the Fund reserves the right to close such accounts. However, the Fund will provide a 60-day notification to you prior to assessing a minimum account fee, or closing, any account. The following describes the fees assessed to accounts with low balances:

No fees will be charged on:

o accounts opened within the preceding 24 months

o accounts with an active monthly Automatic Investment Plan ($50 minimum per account)

o accounts owned by individuals which, when combined by social security number, have a balance of $5,000 or more



   Account Balance               Fee Assessment
   If your balance is below      $10 fee assessed every 6
   $500 due to                   months, until balance
   redemptions                   reaches $500

   If your balance is below      Your account will be
   $250, due to                  charged a fee and be
   redemptions                   liquidated; any
                                 applicable CDSC will be
                                 deducted, and a check
                                 will be mailed to the
                                 address of record

Telephone Transactions

The Fund, InterSecurities, Inc. (ISI) and Idex Investor Services, Inc. (IIS) are not liable for complying with telephone instructions which are deemed by them to be genuine. The Fund, ISI and IIS will employ reasonable procedures to make sure telephone instructions are genuine. In situations where the Fund, ISI or IIS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. The Fund has the right to modify the telephone redemption privilege at any time.


Telephone redemption with payment by check is not allowed within 10 days of a change of registration/ address. Call IDEX Customer Service (1-888-233-IDEX
(4339)) or see the SAI for details. You may redeem up to $50,000 worth of shares by phone and get your money by direct deposit to a pre-authorized bank account. No fee is charged.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by IDEX. Your financial professional will answer any questions that you may have regarding such fees.

Wire Transactions

In most cases, the Fund can send your redemption money via a federal funds bank wire. The Fund charges a $10 fee for this service, in addition to any fee your bank may charge. For more details, call IDEX Customer Service (1-888-233-IDEX
(4339)) or see the SAI.

Reinvestment Privilege

Within a 90 day period after you sell your shares, you have the right to "reinvest" your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any CDSC you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. Send your written request to the Fund along with your check for your reinvestment privileges.

Statements and Reports

The Fund will send you a confirmation statement after every transaction that affects your account balance or registration. Please review the confirmation statement carefully and promptly notify IDEX in writing of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan and invest on a monthly basis, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

A Historical Statement may be ordered for transactions of prior years.

Share Certificates

The majority of shareholders prefer their shares to be recorded on the Fund's books and no certificates issued.

If you would like certificates representing your shares, call or write IDEX Customer Service (1-888-233-IDEX (4339)) to request them. You may return share certificates to the Fund for re-deposit at any time. If your share certificates are lost or stolen, notify IDEX Customer Service immediately. There may be a charge for canceling and replacing lost or stolen share certificates. Remember, if you ask for a certificate for your shares, you will not be able to redeem or exchange your shares by telephone. You will have to send your share certificates to the Fund in order to redeem or exchange your shares. Share certificates can be issued with the following limitations:

o no certificates issued for fractional shares

o no certificates issued for less than 30 shares

o no certificates issued for retirement plan accounts with State-Street Bank & Trust Co. as custodian

o certificates are issued to the owner of the account on file only

Personal Securities Trading

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy that has been adopted by the Board of Trustees of the Fund. Access Persons must use the guidelines established by this Policy for all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their particular business needs. Each sub-adviser must report to the Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Policy, including any violations thereof which may potentially affect the Fund.

/question mark/ Distributions and Taxes

Each of our funds intends to elect and qualify as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a fund will not be subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.

Taxes on Distributions From The Funds

The following summary does not apply to:

o qualified retirement accounts

o tax-exempt investors; or

o exempt-interest distributions from IDEX AEGON Tax Exempt

Fund distributions are taxable to you as ordinary income to the extent they are attributable to a fund's net investment income, certain net realized foreign exchange gains, and net short-term capital gains. They are taxable to you as long-term capital gain (at the federal rate of 20%) to the extent they are attributable to the fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been a shareholder of the fund and whether you elect to reinvest distributions or receive cash. Certain distributions paid by a fund in January may be taxable to shareholders as if they were received on the prior December 31. The tax status of dividends and distributions for each calendar year will be detailed in your annual tax statement or tax forms from the Fund.

DISTRIBUTIONS FROM IDEX FEDERATED TAX EXEMPT

IDEX Federated Tax Exempt expects to distribute primarily exempt-interest dividends. These dividends will be exempt income for federal income tax purposes, whether reinvested or received in cash. However, dividends from the fund may not be entirely tax-exempt and any distributions by the fund of net long-term capital gains will generally be taxable to you as long-term capital gains. Distributions from the fund may be subject to state and local taxes.

Your annual statement will provide you with information about the exempt-interest dividends you have received. You must disclose this information on your federal tax return. The statement will also report the amount that relates to private activity bonds which could be subject to the alternative minimum tax (AMT). If you are subject to the AMT, please consult your tax advisor regarding the implications of holding shares in IDEX Federated Tax Exempt. If you receive Social Security or railroad retirement benefits, please consult your tax advisor and be aware that exempt-interest dividends will be considered for the purpose of determining to what extent your benefits will be taxed. Interest on indebtedness incurred by you to purchase or carry shares of IDEX Federated Tax Exempt generally will not be deductible for federal income tax purposes.

TAXES ON THE SALE OF SHARES

Any sale or exchange or redemption of fund shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement or other tax- advantaged account). You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares based upon the difference between your cost (basis) in the shares and the amount you receive for them. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gains dividends that were received with respect to the shares.

If you receive an exempt-interest dividend on shares that are held by you for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of such dividend amount.

WITHHOLDING TAXES

The Fund will be required to withhold 31% of any reportable income payments made to a shareholder (which may include dividends, capital gains distributions, and share redemption proceeds) if the shareholder has not provided an accurate taxpayer identification number to the Fund in the manner required by IRS regulations.

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

If any check we issue related to your account is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. We will then also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, we reserve the right to not issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued, though the account option for future distributions will remain unchanged.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, your financial professional should determine whether Fund shares may be sold in your jurisdiction. Shareholders that are not U.S. persons under the Internal Revenue Code are subject to different tax rules. Dividends and capital gains distributions may be subject to non-resident alien withholding.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from the Fund. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in the Fund.

         How to Buy Shares                            To Open a New Account (first-time IDEX investors)
---------------------------------------------------------------------------------------------------------------------
Direct Deposit ACH                Send your completed application and check payable to:
 By Mail                          Idex Investor Services, Inc., P.O. Box 9015, Clearwater, Florida 33758-9015;
 [GRAPHIC OMITTED]                For Overnight Delivery: 570 Carillon Parkway, St. Petersburg, Florida 33716

---------------------------------------------------------------------------------------------------------------------
Direct Deposit                    The dealer is responsible for opening your account and providing IDEX with your
Through an Authorized Dealer      Taxpayer ID Number. The minimum order from an authorized dealer is $1,000.
[GRAPHIC OMITTED]
---------------------------------------------------------------------------------------------------------------------
 By Automatic Investment Plan     Send your completed application, along with a check for your initial investment (if
 [GRAPHIC OMITTED]                any), payable to Idex Investor Services, Inc., P.O. Box 9015, Clearwater, Florida
                                  33758-9015.
---------------------------------------------------------------------------------------------------------------------
                                                               To Add to your Existing Account
---------------------------------------------------------------------------------------------------------------------
 By Check                         Make your check payable to Idex Investor Services Inc. and mail it to:
[GRAPHIC OMITTED]                 P.O. Box 9015, Clearwater, FL 33758-9015; or, for overnight delivery: 570 Carillon
                                  Parkway, St. Petersburg, FL 33716. Third party checks, or checks endorsed to IDEX, will not be accepted. All checks must be made payable to Idex Investor Services, Inc.
---------------------------------------------------------------------------------------------------------------------
 By Automatic Investment Plan     With an Automatic Investment Plan (AIP), a level dollar amount is invested monthly
 [GRAPHIC OMITTED]                and payment is deducted electronically from your bank account. Call or write IDEX
                                  Customer Service to establish an AIP.
---------------------------------------------------------------------------------------------------------------------
 By Telephone                     The electronic funds transfer privilege must be established in advance, when you open
 [GRAPHIC OMITTED]                your account, or by adding this feature to your existing account. Select "Electronic
                                  Bank Link" on the Application or write to the Fund. Funds can then be transferred electronically from your bank to the Fund. Call IDEX Customer Service to invest by phone, either through our automated IDEX InTouch(SM) system (1-888-233-IDEX
                                  (4339)), or by speaking directly with your representative. Shares will be purchased via electronic funds when the money is received by IDEX, usually 2-4 business days after the request.
---------------------------------------------------------------------------------------------------------------------
 Through Authorized Dealers       If your dealer has already established your account for you, no additional
 [GRAPHIC OMITTED]                documentation is needed. Call your dealer to place your order. The dealer's bank may charge you for a wire transfer. (The Fund currently does not charge for this service.)
                                  The Fund must receive your payment within three business days after your order is accepted.
---------------------------------------------------------------------------------------------------------------------
 By the Internet                  You may request a transfer of funds from your bank account to the Fund. Visit our
 [GRAPHIC OMITTED]                website at www.idexfunds.com. Payment will be transferred from your bank account electronically. Shares will be purchased via electronic funds when the money is received by IDEX, usually 2-4 business days after the request.

---------------------------------------------------------------------------------------------------------------------
 By Payroll Deduction             You may have money transferred regularly from your payroll to your IDEX account.
 [GRAPHIC OMITTED]                Please instruct your employer's payroll department to do so. Call IDEX Customer
                                  Service (1-888-233-IDEX (4339)) to establish this deduction.
---------------------------------------------------------------------------------------------------------------------
  By Wire Transfer                Request that your bank wire funds to the Fund. You must have an existing account to
 [GRAPHIC OMITTED]                make a payment by wire transfer. Ask your bank to send your payment to:
                                    Bank of America, NA, Tampa, FL, ABA# 063100277,
                                    Credit: Idex Investor Services Acct #: 3601194554,
                                    Ref: Shareholder name, IDEX fund and account numbers.
---------------------------------------------------------------------------------------------------------------------

          To Receive Payment By                                     How to Request Your Redemption
----------------------------------------------------------------------------------------------------------------------------
 (only for accounts that are not       Call IDEX customer service (1-888-233-idex (4339)) to verify that this feature is in
   qualified retirement plans)         place on your account. Maximum amount per day is the lesser of your balance or
  [GRAPHIC OMITTED]                    $50,000. Request an "ACH redemption" in writing, by phone (automated IDEX
                                       InTouch(SM) system (1-888-233-IDEX (4339)) or person-to-person), or by internet access to your account. Payment should usually be received by your bank account 3-5 banking days after your request. The Fund does not charge for this payment option.
                                       Certain IRAs and Qualified Plans may not be eligible for ACH redemptions.
----------------------------------------------------------------------------------------------------------------------------
 (electronic funds transfer-federal    Call IDEX customer service (1-888-233-idex (4339)) to verify that this feature is in
  funds bank wire)                     place on your account. Maximum amount per day is the lesser of your available
 [GRAPHIC OMITTED]                     balance or $50,000 (with a minimum of $1,000). Request an "Expedited Wire
                                       Redemption" in writing, or by phone (person-to-person request). Payment should be received by your bank account the next banking day after your request. The Fund charges $10 for this service. Your bank may charge a fee as well.
----------------------------------------------------------------------------------------------------------------------------
 [GRAPHIC OMITTED]                     Send a letter requesting a withdrawal to the Fund and include any share certificates you may have. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: Idex Investor Services, P.O. Box 9015, Clearwater,
                                       FL 33758-9015. Attention: Redemptions. Be sure to include all account owners'
                                       signatures and any additional documents, as well as a signature guarantee(s) if required
                                       (see "How To Sell Shares").

                                       Telephone or internet request:
                                       If your request is not required to be in writing (see "How To Sell Shares"), you may call IDEX Customer Service (1-888-233-IDEX (4339)) and make your request using the automated IDEX InTouch(SM) system (1-888-233-IDEX (4339)), by person-to-person, or by accessing your account on the internet. Maximum amount per day is the lesser of your available balance or $50,000.

                                       For your protection, if an address change was made in the last 10 days, IDEX requires a redemption request in writing, signed and signature guaranteed by all shareholders.
----------------------------------------------------------------------------------------------------------------------------
  Check to another party/address       This request must be in writing, regardless of amount, with all account owners'
 [GRAPHIC OMITTED]                     signatures guaranteed. Mail to: Idex Investor Services, P.O. Box 9015, Clearwater, FL
                                       33758-9015. Attention: Redemptions.
----------------------------------------------------------------------------------------------------------------------------
 Periodic automatic payment            You can establish a Systematic Withdrawal Plan (SWP) either at the time you open
  (by direct deposit-ACH or check)     your account or at a later date. Call IDEX Customer Service (1-888-233-IDEX (4339))
                                       for assistance. You must have a minimum balance of $10,000 in your account.
----------------------------------------------------------------------------------------------------------------------------
  By Exchange                          You may request an exchange in writing, by phone (automated IDEX InTouch(SM)
 [GRAPHIC OMITTED]                     system (1-888-233-IDEX (4339)) or person-to-person), or by accessing your account through the internet.
 ---------------------------------------------------------------------------------------------------------------------------
  Through an Authorized Dealer          You may redeem your shares through an authorized dealer. (They may impose a service
 [GRAPHIC OMITTED]                       charge.) Contact your Registered Representative or call IDEX Customer Service
                                       (1-888-233-IDEX (4339)) for assistance.
 ---------------------------------------------------------------------------------------------------------------------------
NOTE: PURCHASES MUST BE HELD AT IDEX UNTIL THE FUNDS HAVE CLEARED OR UP TO 15 CALENDAR DAYS BEFORE THEY ARE ELIGIBLE FOR
REDEMPTION. CERTAIN EXCEPTIONS MAY APPLY.


Choosing a Share Class


The Fund offers four share classes, each with its own sales charge and expense structure. (An additional class, Class T, is offered through IDEX JCC Growth, but Class T shares are not available to new investors.) Also, effective March 1, 1999, shares that were designated as Class C shares became Class M shares. The Class M shares have an initial sales charge of 1.00% and a contingent deferred sales charge (CDSC) of 1.00% if you sell within 18 months of purchase. The sales charge and CDSC only apply to shares purchased after February 28, 1999.


The Fund began offering a new Class C share on November 1, 1999. This new Class C share has no initial or deferred sales charges. All shares that were designated as Class C shares prior to March 1, 1999, which then converted to Class M shares on that date, will continue as Class M shares.

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and plan to hold your shares for a long period, Class A or Class M shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if you plan to invest for a period of at least 6 years) or Class C shares (if you plan to invest for a period of less than 6 years).

The Fund may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

Class A Shares -- Front Load

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.)

If you are investing $1 million or more (either as a lump sum or through any of the methods described above), you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% CDSC, unless they were purchased through a qualified retirement plan.

Also, the Fund will treat Class A share purchases in an amount of less than $1 million by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 100 or more eligible employees as if such purchases were equal to an amount more than $1 million.


                                                                                                            CLASS T SHARES
        CLASS A SHARES -            CLASS B SHARES -       CLASS C SHARES -        CLASS M SHARES -         (CLOSED TO NEW
           FRONT LOAD                  BACK LOAD              LEVEL LOAD              LEVEL LOAD              INVESTORS)
-----------------------------------------------------------------------------------------------------------------------------
     o Initial sales            o No up-front sales     o No up-front sales    o Initial sales          o Initial sales
       charge of 5.50%            charge                  charge                 charge of 1.00%          charge of 8.50%
       (except for IDEX JCC                                                                               or less
       Flexible Income, IDEX    o Deferred sales        o No deferred sales    o 12b-1 distribution
       AEGON Income Plus and      charge of 5.00% or      charge                 and service            o No 12b-1
       IDEX Federated Tax Exempt  less on shares you                             fees of 0.90% per        distribution and
       which is 4.75%) or less    sell within 6 years   o 12b-1 distribution     year (except for         service fees
       (see Class A Share         (see deferred sales     and service fees       the IDEX Federated
       Quantity Discounts Table   charge table            of 1.00%               Tax Exempt, whose      o Sales charge
                                  below)                                         12b-1 distribution       percentage can be
     o Discounts of sales                               o No conversion to       and service fee is       reduced in the
       charge for larger        o 12b-1 distribution      Class A shares;        0.60%)                   same four ways as
       investments                and service fees        expenses do not                                 Class A Shares
                                  of 1.00%                decrease             o Deferred sales           (see Class A Share
     o 12b-1 distribution                                                        charge of 1.00% if       Quantity
       and service fees         o Automatic                                      you sell within 18       Discounts Table)
       of 0.35%                   conversion to                                  months of purchase
                                  Class A shares
     o Lower annual               after 8 years,                               o Automatic
       expenses                   reducing future                                conversion to
       than Class B, C            annual expenses                                Class A Shares
       or M shares due                                                           after 10 years,
       to lower 12b-1                                                            reducing future
       and service fees                                                          annual expenses

Class B Shares -- Back Load

Class B shares are sold in amounts up to $250,000. With Class B shares, you pay no initial sales charge when you invest, but you are charged a CDSC when you sell shares you have held for six years or less, as described in the table below.

Class B shares automatically convert to Class A shares after 8 years, lowering annual expenses from that time on.

Contingent Deferred Sales Charge - Class B Shares

                           As a % of Dollar Amount
Year after Purchasing        (Subject to Change)
-----------------------   ------------------------
    First                                      5%
    Second                                     4%
    Third                                      3%
    Fourth                                     2%
    Fifth and Sixth                            1%
    Seventh and Later                          0%

Class C Shares -- Level Load

With Class C shares, you pay no initial sales charge or CDSC. There are 12b-1 distribution and service fees of up to 1.00% per year.

Class M Shares -- Level Load

Class M shares are sold in amounts up to $1 million. With Class M shares, you pay an initial sales charge of 1.00% based on offering price. (The offering price includes the sales charge.) There are 12b-1 distribution and service fees of 0.90% per year. If you redeem within 18 months from the date of purchase, you will incur a CDSC of 1.00%.

Class M shares purchased on or after November 1, 1999 automatically convert to Class A shares after 10 years, lowering annual expenses from that time on.

Class T Shares (IDEX JCC Growth Only)

(Closed to new investors)

When you buy Class T shares of IDEX JCC Growth, you pay an up-front sales charge. You can reduce the sales charge percentage in the same four ways that are described under Class A shares. Class T shares are not subject to annual 12b-1 distribution and service fees.

You pay no sales charge when you redeem Class T shares. As with Class A shares, if you pay no up-front sales charge because you are purchasing $1 million or more of Class T shares, you will pay a deferred sales charge of 1.00% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a qualified retirement plan. The charge is assessed on an amount equal to the lesser of the then current market value or the original cost of the shares being redeemed. No sales charge is imposed on net asset value above the initial purchase.

Waivers of the sales charges are granted under certain conditions. Persons eligible to buy Class T shares at NAV may not impose a sales charge when they re-sell those shares.

Contingent Deferred Sales Charge

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. To ensure that you pay the lowest CDSC possible, the Fund will always use the shares with the lowest CDSC to fill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

Class A Sales Charge Reductions

You can lower the sales charge percentage in four ways:

o Substantial investments receive lower sales charge rates. Please see the SAI for details on these reductions.

o The "right of accumulation" allows you to include your existing Class A Shares (or Class T shares of IDEX JCC Growth) as part of your current investments for sales charge purposes.

o A "letter of intent" allows you to count all Class A share investments in an IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges.

o By investing as part of a qualified group.

                        Class A Share Quantity Discounts
            (all funds except IDEX JCC Flexible Income, IDEX AEGON
                    Income Plus & IDEX Federated Tax Exempt)


                                      Sales Charge     Sales Charge
                                         as % of         as % of
                                        Offering          Amount
 Amount of Purchase                       Price          Invested
----------------------------------   --------------   -------------
    Under $50,000                           5.50%            5.82%
    $50,000 to under $100,000               4.75%            4.99%
    $100,000 to under $250,000              3.50%            3.63%
    $250,000 to under $500,000              2.75%            2.83%
    $500,000 to under $1,000,000            2.00%            2.04%
    $1,000,000 and over                     0.00%            0.00%

                        Class A Share Quantity Discounts
               (IDEX JCC Flexible Income, IDEX AEGON Income Plus
                         & IDEX Federated Tax Exempt)


                                      Sales Charge     Sales Charge
                                         as % of         as % of
                                        Offering          Amount
 Amount of Purchase                       Price          Invested
----------------------------------   --------------   -------------
    Under $50,000                           4.75%            4.99%
    $50,000 to under $100,000               4.00%            4.17%
    $100,000 to under $250,000              3.50%            3.63%
    $250,000 to under $500,000              2.25%            2.30%
    $500,000 to under $1,000,000            1.25%            1.27%
    $1,000,000 and over                     0.00%            0.00%

                        Class T Share Quantity Discounts
                               (IDEX JCC Growth)

                                      Sales Charge     Sales Charge
                                         as % of         as % of
                                        Offering          Amount
 Amount of Purchase                       Price          Invested
----------------------------------   --------------   -------------
    Under $10,000                           8.50%            9.29%
    $10,000 to under $25,000                7.75%            8.40%
    $25,000 to under $50,000                6.25%            6.67%
    $50,000 to under $75,000                5.75%            6.10%
    $75,000 to under $100,000               5.00%            5.26%
    $100,000 to under $250,000              4.25%            4.44%
    $250,000 to under $500,000              3.00%            3.09%
    $500,000 to under $1,000,000            1.25%            1.27%
    $1,000,000 and over                     0.00%            0.00%


Waivers of Sales Charges
     Waiver of Class A and T Sales Charges

  Class A and Class T shares may be purchased without a sales charge by:

  o Current or former trustees, directors, officers, full-time employees or sales representatives of the Fund, IMI, ISI, any of the sub-advisers or any of their affiliates.

  o directors, officers, full-time employees and sales representatives of dealers having a sales agreement with ISI.

  o any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

  o "wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with the Fund or ISI.

  Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.
   -----------------------------------------------------------------------------

  Waiver of Class A, Class B, Class M, and Class T Redemption Charges
   -----------------------------------------------------------------------------

  You will not be assessed a sales charge for shares if you sell in the following situations:

  o Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account.
  o Following the total disability of the shareholder (as determined by the Social Security Administration - applies only to shares held at the time the disability is determined).
  o On redemptions made under the Fund's systematic withdrawal plan (may not exceed 12% of the account value on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.
  o If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

 Performance Information

Performance
IDEX may include quotations of a fund's total return or yield in advertisements, sales literature or reports to shareholders or to prospective investors. Total return and yield quotations for a fund reflect only the performance of a hypothetical investment in the fund during the particular time period shown as calculated based on the historical performance of the fund during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE.

Yield

Yield quotations for a fund refer to the income generated by a hypothetical investment in the fund over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

Total Return

Total return refers to the average annual percentage change in value of an investment in a fund held for a stated period of time as of a stated ending date. When a fund has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a fund's investment advisory fees and direct fund expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the fund when made.

Similar Sub-Adviser Performance

A fund may disclose to shareholders or to prospective investors the total returns of an EXISTING SEC-REGISTERED fund that is managed by the fund's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such fund (a "Similar Sub-Adviser Fund"). A Similar Sub-Adviser Fund generally means there are no material differences in objective, policies or strategies.

ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE DESIGNATED FUND YOU SHOULD NOT ASSUME THAT THE SIMILAR SUB-ADVISER FUND WILL HAVE THE SAME FUTURE PERFORMANCE AS THE FUNDS WHOSE TOTAL RETURNS ARE SHOWN. Each fund's future performance may be GREATER or LESSER than the historical performance of the corresponding Similar Sub-Adviser Fund. Past performance is not indicative of future performance. THERE CAN BE NO ASSURANCE, AND NO REPRESENTATION IS MADE, THAT THE INVESTMENT RESULTS OF ANY FUND WILL BE COMPARABLE TO ANY OF THE RESULTS OF THE SIMILAR-SUB ADVISER FUNDS OR ANY OTHER FUND MANAGED BY IMI OR ANY OF THE SUBADVISERS.

The table below sets forth certain funds of IDEX and, for each fund's respective Similar Sub-Adviser Fund, the Similar Sub-Adviser Fund's inception date, asset size, and the average total returns for one, five and ten year period (or life of the Similar Sub-Adviser Fund, if shorter) ending December 31, 1999. The information included in the table was provided by the respective sub-adviser listed therein.

The figures included show the actual investment performance of the Similar Sub-Adviser Fund. Those returns have been recalculated to show you a hypothetical return for the Similar Sub-Adviser Fund if the fund was subject to the IDEX expense structure for IDEX Class A shares. You should note that the performance of the Similar-Adviser Funds does not reflect the historical performance of any IDEX funds.

                                                Similar Sub-Adviser Fund
                                              -----------------------------
                           Similar Sub-          Inception    Total Assets
IDEX FUND                  Adviser Fund        Date & Class    (12/31/99)
------------------- ------------------------- -------------- --------------
IDEX T. Rowe        T. Rowe Price             12/30/92           $1.028B
Price Dividend      Dividend Growth
Growth              Fund(1)(2)(4)
IDEX T. Rowe        T. Rowe Price             6/30/97            $   75M
Price Small Cap     Diversified
                    Small-Cap Growth
                    Fund(1)(2)(3)(4)
IDEX Pilgrim        PBHG Growth II            4/30/97            $177.5M
Baxter Mid Cap      Portfolio(1)(2)(9)
Growth              (11)(12)
IDEX Pilgrim        PBHG Technology &         9/29/95            $1.949B
Baxter Technology   Communications
                    Fund(1)(2)(9)(10)
                    (11)(12)
IDEX Goldman        Goldman Sachs             Class A            $  2.4B
Sachs Growth        Capital Growth            4/20/90
                    Fund(1)(5)(6)
IDEX                Premier Equity            Investor           $323.5M
Transamerica        Fund(1)                   Class
Equity                                        10/2/95
IDEX                Premier Small             Investor           $345.3M
Transamerica        Company Fund(1)           Class
Small Company                                 6/30/97
IDEX Salomon        Salomon Capital           Class O            $215.3M
All Cap             Fund(1)(7)                8/23/76
IDEX GE             GE International          Class Y            $ 25.9M
International       Equity(1)(8)              3/2/94
Equity
IDEX GE U.S.        GE U.S. Equity(1)(8)      Class Y            $370.3M
Equity                                        11/29/83
IDEX Gabelli        Gabelli Global Growth     Class AAA          $447.8M
Global Growth       Fund(1)(13)               2/7/94

IDEX JCC Growth     Janus Growth &            5/15/91            $248.8M
& Income            Income(1)




                                                                              10 Year or Since
                               1 Year                      5 Year                 Inception
                    ----------------------------- ------------------------ -----------------------
                                        IDEX                     IDEX                    IDEX
IDEX FUND               Actual     Hypothetical*   Actual   Hypothetical*   Actual   Hypothetical*
------------------- ------------- --------------- -------- --------------- -------- --------------
IDEX T. Rowe             (2.82)%      (3.60)      19.28%       18.49%      16.68%       15.96%
Price Dividend
Growth
IDEX T. Rowe             27.69%       27.32%        N/A         N/A        16.36%       14.93%
Price Small Cap
IDEX Pilgrim             98.19%       93.66%        N/A         N/A        36.70%       31.58%
Baxter Mid Cap
Growth
IDEX Pilgrim            243.89%      235.53%        N/A         N/A        63.29%       55.89%
Baxter Technology
IDEX Goldman             20.24%       27.59%      27.15%       28.91%      19.81%       20.80%
Sachs Growth
IDEX                     33.26%       25.94%        N/A         N/A        32.74%       30.99%
Transamerica
Equity
IDEX                     93.99%       83.36%        N/A         N/A        80.17%       76.16%
Transamerica
Small Company
IDEX Salomon             23.44%       22.97%      28.36%       28.07%      16.11%       15.16%
All Cap
IDEX GE                  30.99%       30.42%      15.66%       15.09%      12.62%       12.06%
International
Equity
IDEX GE U.S.             19.62%       18.47%      26.68%       25.40%      21.36%       20.11%
Equity
IDEX Gabelli            116.06%      105.76%      39.25%       39.88%      32.94%       34.08%
Global Growth
IDEX JCC Growth           5.18%       3.43%       36.38%       35.85%      25.12%       24.98%
& Income

--------------
 * The hypothetical returns are included to show you what your return would have been for the Similar Sub-Adviser Fund if the IDEX Class A fee structure with a 5.5% front-end sales load was applied to the Similar Sub-Adviser Fund.
(1) The IDEX Funds are separate and distinct from the Similar Sub-Adviser Fund. They will have different holdings and their performance will vary. The above performance for each Similar Sub-Adviser Fund is not the performance of the IDEX Fund and should neither be considered indicative of the future performance of the IDEX Fund nor a substitute for the performance of the IDEX Fund.
(2) The T. Rowe Price Dividend Growth Fund, PBHG Growth II Portfolio, PBHG Technology & Communications Fund and T. Rowe Price Diversified Small-Cap Growth Fund do not have sales loads.
(3) Total returns for the T. Rowe Price Diversified Small-Cap Growth Fund reflect past and present expense limitations, which increased the fund's total return.
(4) The Actual returns were calculated net of the fees and expenses for the T. Rowe Price Funds. The IDEX Hypothetical return figures were calculated by taking the gross return number, and then deducting IDEX net operating expenses of 1.55%. Actual and IDEX Hypothetical return figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. The Actual and IDEX Hypothetical returns are annualized, and returns of the T. Rowe Price Diversified Small-Cap Growth Fund reflect past and present expense limitations, which increased the fund's total return.
(5) Total returns are for Class A shares of the Goldman Sachs Capital Growth Fund and reflect a deduction of a 5.5% front-end sales load. The Fund also offers Class B and Class C shares with different sales loads. Calculating total returns with those sales loads may have resulted in lower total returns.
(6) The Actual returns were calculated net of all fees and expenses of the Goldman Sachs Capital Growth Fund. The IDEX Hypothetical returns were calculated by taking the gross return of the Goldman Fund and then deducting the IDEX Goldman Sachs Growth Fund's total operating expenses. Actual and IDEX Hypothetical return figures include reinvestment of dividends and other earnings. Performance reflects fee waivers in effect. In their absence, performance would be reduced. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(7) Total returns are for Class O shares of Salomon Brothers Capital Fund which does not have a sales load. The fund also has classes A, B and 2 shares which have different expenses. Calculating total returns with these classes would result in lower total fees.
(8) Total returns are for Class Y shares of the GE U.S. Equity and GE International Equity Funds which do not have a sales load. The funds also have Classes A, B & C, each of which have sales loads and fees that are different from Class Y shares. Calculating total return using those classes would result in lower total returns.
(9) The technology sector performed exceptionally well in 1999 and the Fund/Portfolio benefited from that performance. Achieving such exceptional returns involves the risk and volatility and investors should not expect that they can be repeated.
(10) Prior to November 2, 1999, the PBHG Technology & Communications Fund was diversified and did not concentrate its investments in one or more industries within the technology and communications sectors. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.
(11) The Actual returns of the Similar Sub-Adviser Fund are based on net change in net asset value of the Fund. The Actual returns assume the reinvestment of all distributions and reflect fee waivers in effect. In the absence of these fee waivers, the Actual returns would be reduced. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(12) The IDEX hypothetical returns were calculated by taking the gross returns of the Similar Sub-Adviser Fund and deducting the fees and expenses of the IDEX fund and the 5.5% front-end sales load. The gross returns for the Similar Sub-Adviser Fund were calculated weekly on a trade date basis and assume that cash flows occurred on the first day of that performance period. This may result in higher gross returns for the period. The IDEX Hypothetical returns assume deduction of the 5.5% sales load on the first day of each measured period and deduction of fees and expenses on the last day of each year in each measured period. This may result in higher performance figures for the period. The IDEX Hypothetical returns assume reinvestment of all distributions and reflect fee waivers in effect. In absence of these waivers, the IDEX Hypothetical returns would be reduced. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(13) The Gabelli Global Growth Fund actual returns reflect annual fund operating expenses of 1.58%.

 Distribution Arrangements

 /question mark/ /dollar sign/ Underwriting
                               Agreement

 The Fund has an Underwriting Agreement with ISI, a registered broker/dealer. Under this agreement, ISI underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The funds pay ISI fees for its services. Of the distribution and service fees it receives for Class A and B shares, ISI reallows, or pays, to brokers or dealers who sold them, 0.25% of the average daily net assets of those shares. In the case of Class C or M shares, ISI reallows its entire fee to those sellers.


/dollar sign/ Distribution Plans


The Fund has adopted a 12b-1 Plan for each class of shares in each fund in the series.

Distribution of Class A Shares. ISI receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and reallows a portion of those fees to the sellers of the shares. ISI also receives fees under a Rule 12b-1 Plan of Distribution. Under its Plan for Class A shares, the funds may pay ISI a distribution fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares. However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

Distribution of Class B Shares. For these shares, the funds may pay ISI an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

Distribution of Class C Shares. For these shares, the funds may pay ISI an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

Distribution of Class M Shares. The fees paid to ISI for these shares may go as high as the Class B and C shares fees, but the total annual fee may not exceed 0.90% of the average daily net assets of the funds.

Class T Shares (IDEX JCC Growth only). This class of shares does not have a 12b-1 Plan of Distribution, and is closed to new shareholders.

The effect of Rule 12b-1. Because the funds have 12b-1 Plans, even though Class B and C shares do not carry an up-front sales load, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A and M shares. For a complete description of the funds' 12b-1 Plans, see the SAI.

Financial Highlights (unaudited)

FOR A SHARE OF BENEFICIAL INTEREST THROUGHOUT EACH PERIOD:


THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU TO UNDERSTAND EACH
FUND'S PERFORMANCE FOR AS LONG AS IT HAS BEEN OPERATING, OR FOR FIVE YEARS, WHICHEVER IS SHORTER. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE AN
INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND FOR THE
PERIOD SHOWN, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THIS INFORMATION THROUGH OCTOBER 31, 1999 HAS BEEN DERIVED FROM FINANCIAL STATEMENTS AUDITED BY PRICEWATERHOUSECOOPERS LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE 1999 ANNUAL REPORT, WHICH IS AVAILABLE TO YOU UPON REQUEST. INFORMATION IS NOT INCLUDED FOR IDEX GREAT COMPANIES -- AMERICA(SM), IDEX GREAT COMPANIES -- TECHNOLOGY(SM), IDEX GREAT COMPANIES -- GLOBAL (2), IDEX GABELLI GLOBAL GROWTH, IDEX JCC GROWTH & Income and IDEX Munder Net50 as they had not commenced operations on 4/30/00 or had little performance history as they had not commenced operations as of 10/31/99. (Prior to March 1, 2000, IDEX GE International Equity was named IDEX GE/Scottish Equitable International Equity; PRIOR TO JUNE 15, 2000, IDEX FEDERATED TAX EXEMPT WAS NAMED IDEX AEGON TAX EXEMPT); AND PRIOR TO DECEMBER 1, 2000 IDEX JENNISON
EQUITY OPPORTUNITY WAS NAMED IDEX C.A.S.E. GROWTH). THE 4/30/00 INFORMATION IS UNAUDITED.



                                                                    INVESTMENT OPERATIONS
                                                          ------------------------------------------
                                               NET ASSET       NET
                                 YEAR OR         VALUE,    INVESTMENT    NET REALIZED
                                  PERIOD       BEGINNING     INCOME     AND UNREALIZED      TOTAL
                                  ENDED        OF PERIOD   (LOSS)(12)     GAIN (LOSS)    OPERATIONS
                            ----------------- ----------- ------------ ---------------- ------------
IDEX JCC Growth    Class A       04/30/00        $46.72     $ (0.09)       $ 10.57        $ 10.48
                                 10/31/99         29.35        0.06          17.70          17.76
                                 10/31/98         25.04       (0.02)          7.64           7.62
                                 10/31/97         21.97       (0.02)          3.56           3.54
                                 10/31/96(5)      22.21          --          (0.24)         (0.24)
                                 09/30/96         22.84       (0.11)          4.66           4.55
                                 09/30/95         16.78       (0.05)          6.18           6.13
                                 ----------      ------     -------        -------        -------
                   Class B       04/30/00         45.38       (0.50)         10.57          10.07
                                 10/31/99         28.63       (0.56)         17.70          17.14
                                 10/31/98         24.55       (0.25)          7.64           7.39
                                 10/31/97         21.60       (0.14)          3.56           3.42
                                 10/31/96(5)      21.85       (0.01)         (0.24)         (0.25)
                                 09/30/96         22.64       (0.27)          4.66           4.39
                                 ----------      ------     -------        -------        -------
                   Class C       04/30/00(2)      45.38       (0.50)         10.57          10.07
                  ---------      ----------      ------     -------        -------        -------
                   Class M       04/30/00         45.58       (0.43)         10.57          10.14
                                 10/31/99(4)      28.74       (0.47)         17.70          17.23
                                 10/31/98         24.62       (0.21)          7.64           7.43
                                 10/31/97         21.65       (0.12)          3.56           3.44
                                 10/31/96(5)      21.91       (0.02)         (0.24)         (0.26)
                                 09/30/96         22.64       (0.21)          4.66           4.45
                                 09/30/95         16.68       (0.15)          6.18           6.03
                                 ----------      ------     -------        -------        -------
                   Class T       04/30/00         47.45        0.13          10.57          10.70
                                 10/31/99         29.74        0.40          17.70          18.10
                                 10/31/98(6)      25.31        0.13           7.64           7.77
                                 10/31/97         22.17        0.05           3.56           3.61
                                 10/31/96(5)      22.41          --          (0.24)         (0.24)
                                 09/30/96(9)      22.23          --           0.18           0.18
                                 ----------      ------     -------        -------        -------

                               DISTRIBUTIONS
                  ---------------------------------------
                                 FROM NET
                    FROM NET     REALIZED
                   INVESTMENT    CAPITAL        TOTAL
                     INCOME       GAINS     DISTRIBUTIONS
                  ------------ ----------- --------------
IDEX JCC Growth     $     --     $ (8.29)     $ (8.29)
                          --       (0.39)       (0.39)
                          --       (3.31)       (3.31)
                          --       (0.47)       (0.47)
                          --          --           --
                          --       (5.18)       (5.18)
                          --       (0.07)       (0.07)
                    --------     -------      -------
                          --       (8.29)       (8.29)
                          --       (0.39)       (0.39)
                          --       (3.31)       (3.31)
                          --       (0.47)       (0.47)
                          --          --           --
                          --       (5.18)       (5.18)
                    --------     -------      -------
                          --       (8.29)       (8.29)
                    --------     -------      -------
                          --       (8.29)       (8.29)
                          --       (0.39)       (0.39)
                          --       (3.31)       (3.31)
                          --       (0.47)       (0.47)
                          --          --           --
                          --       (5.18)       (5.18)
                          --       (0.07)       (0.07)
                    --------     -------      -------
                          --       (8.29)       (8.29)
                          --       (0.39)       (0.39)
                       (0.03)      (3.31)       (3.34)
                          --       (0.47)       (0.47)
                          --          --           --
                          --          --           --
                    --------     -------      -------

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                 ----------------------------------------------------------------------
                                                  RATIO OF EXPENSES TO AVERAGE NET
                                                           ASSETS(12)(13)                 NET INVESTMENT
  NET ASSET                      NET ASSETS,     -----------------------------------      INCOME (LOSS)       PORTFOLIO
 VALUE, END        TOTAL           END OF         EXCLUDING               INCLUDING         TO AVERAGE        TURNOVER
  OF PERIOD     RETURN(11)     PERIOD (000'S)      CREDITS      GROSS      CREDITS      NET ASSETS(12)(13)    RATE(14)
------------   ------------   ----------------   -----------   -------   -----------   -------------------   ----------
   $48.91          23.72%        $1,885,533          1.35%        --%        1.35%            (0.54)%           18.33%
    46.72          61.00          1,467,595           1.40      1.43          1.40            (0.60)            70.97
    29.35          35.21            817,749           1.51        --          1.51            (0.55)            27.19
    25.04          16.40            614,544           1.61        --          1.61            (0.10)            91.52
    21.97          (1.09)           565,032           1.68        --          1.68            (0.13)             9.40
    22.21          22.41            567,564           1.83        --          1.82            (0.22)            57.80
    22.84          36.70            485,935           1.86        --          1.84            (0.26)           123.26
   ------          -----         ----------           ----      ----          ----            -----            ------
    47.16          23.40            678,813           2.00        --          2.00            (1.19)            18.33
    45.38          60.36            327,926           2.05      2.08          2.05            (1.25)            70.97
    28.63          34.96             40,809           2.16        --          2.16            (1.20)            27.19
    24.55          16.11             13,046           2.26        --          2.26            (0.75)            91.52
    21.60          (1.14)             5,242           2.32        --          2.32            (0.78)             9.40
    21.85          21.87              4,536           2.46        --          2.45            (0.86)            57.80
   ------          -----         ----------           ----      ----          ----            -----            ------
    47.16          23.40             82,118           2.00        --          2.00            (1.19)            18.33
   ------          -----         ----------           ----      ----          ----            -----            ------
    47.43          23.45            275,774           1.90        --          1.90            (1.09)            18.33
    45.58          60.45            141,586           1.95      1.98          1.95            (1.15)            70.97
    28.74          35.00             58,265           2.06        --          2.06            (1.10)            27.19
    24.62          16.19             14,295           2.16        --          2.16            (0.65)            91.52
    21.65          (1.19)            11,016           2.23        --          2.23            (0.68)             9.40
    21.91          22.15             11,167           2.34        --          2.33            (0.77)            57.80
    22.64          36.32              5,593           2.41        --          2.38            (0.81)           123.26
   ------          -----         ----------           ----      ----          ----            -----            ------
    49.86          23.89          1,411,557           1.00        --          1.00             0.51             18.33
    47.45          61.34          1,166,965           1.05      1.08          1.05            (0.25)            70.97
    29.74          35.53            755,770           1.16        --          1.16            (0.20)            27.19
    25.31          16.54            603,129           1.26        --          1.26            (0.25)            91.52
    22.17          (1.03)           573,884           1.33        --          1.33            (0.20)             9.40
    22.41           0.81            585,505           1.18        --          1.17            (0.36)            57.80
   ------          -----         ----------           ----      ----          ----            -----            ------


                               See notes to the Financial Highlights at page 98.



 The notes to the financial statements are an integral part of these statements.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                              INVESTMENT OPERATIONS
                                                                    ------------------------------------------
                                                         NET ASSET       NET
                                      YEAR OR              VALUE,    INVESTMENT    NET REALIZED
                                       PERIOD            BEGINNING     INCOME     AND UNREALIZED      TOTAL
                                       ENDED             OF PERIOD   (LOSS)(12)     GAIN (LOSS)    OPERATIONS
                            --------------------------- ----------- ------------ ---------------- ------------
IDEX JCC Global     Class A           04/30/00             $33.80     $   0.01        $12.37        $ 12.38
                                      10/31/99(15)          24.09         0.22          9.49           9.71
                                      10/31/98(6)           23.74         0.08          2.34           2.42
                                      10/31/97              21.39         0.07          4.38           4.45
                                      10/31/96(5)           21.40        (0.02)         0.01          (0.01)
                                      09/30/96              17.73        (0.09)         4.38           4.29
                                      09/30/95              15.93        (0.06)         2.42           2.36
                                      -----------          ------     --------        ------        -------
                    Class B           04/30/00              32.98        (0.37)        12.37          12.00
                                      10/31/99(15)          23.62        (0.13)         9.49           9.36
                                      10/31/98(6)           23.38        (0.03)         2.34           2.31
                                      10/31/97              21.13        (0.03)         4.38           4.35
                                      10/31/96(5)           21.14        (0.02)         0.01          (0.01)
                                      09/30/96              17.57        (0.19)         4.38           4.19
                                      -----------          ------     --------        ------        -------
                    Class C           04/30/00(2)           32.98        (0.37)        12.37          12.00
                  ---------           -----------          ------     --------        ------        -------
                    Class M           04/30/00              32.91        (0.37)        12.37          12.00
                                      10/31/99(4) (15)      23.56        (0.14)         9.49           9.35
                                      10/31/98(6)           23.30        (0.01)         2.34           2.33
                                      10/31/97              21.03        (0.01)         4.38           4.37
                                      10/31/96              21.04        (0.02)         0.01          (0.01)
                                      09/30/96              17.46        (0.18)         4.38           4.20
                                      09/30/95              15.74        (0.14)         2.42           2.28
                                      -----------          ------     --------        ------        -------
IDEX JCC            Class A           04/30/00              18.96         0.18          1.62           1.80
Balanced                              10/31/99              14.75         0.19          4.27           4.46
                                      10/31/98              14.34         0.15          1.76           1.91
                                      10/31/97              13.58         0.19          2.52           2.71
                                      10/31/96(5)           13.47         0.01          0.10           0.11
                                      09/30/96              11.47         0.24          2.25           2.49
                                      09/30/95(7)           10.00         0.05          1.47           1.52
                                      -----------          ------     --------        ------        -------
                    Class B           04/30/00              18.95         0.13          1.62           1.75
                                      10/31/99              14.74         0.08          4.27           4.35
                                      10/31/98              14.33         0.06          1.76           1.82
                                      10/31/97              13.56         0.12          2.52           2.64
                                      10/31/96(5)           13.46           --          0.10           0.10
                                      09/30/96              11.47         0.15          2.25           2.40
                                      -----------          ------     --------        ------        -------
                    Class C           04/30/00(2)           18.95         0.13          1.62           1.75
                  ---------           -----------          ------     --------        ------        -------
                    Class M           04/30/00              18.95         0.13          1.62           1.75
                                      10/31/99(4)           14.74         0.10          4.27           4.37
                                      10/31/98              14.33         0.07          1.76           1.83
                                      10/31/97              13.57         0.12          2.52           2.64
                                      10/31/96(5)           13.46         0.01          0.10           0.11
                                      09/30/96              11.47         0.16          2.25           2.41
                                      09/30/95(7)           10.00         0.01          1.47           1.48
                                      -----------          ------     --------        ------        -------

                               DISTRIBUTIONS
                  ---------------------------------------
                                 FROM NET
                    FROM NET     REALIZED
                   INVESTMENT    CAPITAL        TOTAL
                     INCOME       GAINS     DISTRIBUTIONS
                  ------------ ----------- --------------
IDEX JCC Global     $     --     $ (1.13)     $ (1.13)
                          --          --           --
                          --       (2.07)       (2.07)
                          --       (2.10)       (2.10)
                          --          --           --
                          --       (0.62)       (0.62)
                          --       (0.56)       (0.56)
                    --------     -------      -------
                          --       (1.13)       (1.13)
                          --          --
                          --       (2.07)       (2.07)
                          --       (2.10)       (2.10)
                          --          --           --
                          --       (0.62)       (0.62)
                    --------     -------      -------
                          --       (1.13)       (1.13)
                    --------     -------      -------
                          --       (1.13)       (1.13)
                          --          --           --
                          --       (2.07)       (2.07)
                          --       (2.10)       (2.10)
                          --          --           --
                          --       (0.62)       (0.62)
                          --       (0.56)       (0.56)
                    --------     -------      -------
IDEX JCC               (0.18)      (0.25)       (0.43)
Balanced               (0.17)      (0.08)       (0.25)
                       (0.15)      (1.35)       (1.50)
                       (0.20)      (1.75)       (1.95)
                          --          --           --
                       (0.21)      (0.28)       (0.49)
                       (0.05)         --        (0.05)
                    --------     -------      -------
                       (0.13)      (0.25)       (0.38)
                       (0.06)      (0.08)       (0.14)
                       (0.06)      (1.35)       (1.41)
                       (0.12)      (1.75)       (1.87)
                          --          --           --
                       (0.13)      (0.28)       (0.41)
                    --------     -------      -------
                       (0.13)      (0.25)       (0.38)
                    --------     -------      -------
                       (0.13)      (0.25)       (0.38)
                       (0.08)      (0.08)       (0.16)
                       (0.07)      (1.35)       (1.42)
                       (0.13)      (1.75)       (1.88)
                          --          --           --
                       (0.14)      (0.28)       (0.42)
                       (0.01)         --        (0.01)
                    --------     -------      -------

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                 ----------------------------------------------------------------------
                                                  RATIO OF EXPENSES TO AVERAGE NET
                                                           ASSETS(12)(13)                 NET INVESTMENT
  NET ASSET                      NET ASSETS,     -----------------------------------      INCOME (LOSS)       PORTFOLIO
 VALUE, END        TOTAL           END OF         EXCLUDING               INCLUDING         TO AVERAGE        TURNOVER
  OF PERIOD     RETURN(11)     PERIOD (000'S)      CREDITS      GROSS      CREDITS      NET ASSETS(12)(13)    RATE(14)
------------   ------------   ----------------   -----------   -------   -----------   -------------------   ----------
   $45.05          37.05%         $761,419           1.61%        --%        1.61%            (0.65)%           27.32%
    33.80          40.31           487,787            1.73        --          1.73            (0.22)           145.40
    24.09          11.30           296,450            1.82        --          1.82            (0.45)            87.68
    23.74          22.72           218,681            1.91        --          1.91            (0.50)            91.02
    21.39          (0.05)          135,837            2.08        --          2.07            (1.15)             2.59
    21.40          25.04           131,347            2.09        --          2.06            (0.67)            97.94
    17.73          15.47            89,397            2.10        --          1.97            (0.43)           161.48
   ------          -----          --------            ----        --          ----            -----            ------
    43.85          36.83           567,111            2.26        --          2.26            (1.30)            27.32
    32.98          39.62           283,847            2.38        --          2.38            (0.87)           145.40
    23.62          10.93           110,630            2.47        --          2.47            (1.10)            87.68
    23.38          22.53            43,951            2.56        --          2.56            (1.15)            91.02
    21.13          (0.05)            5,966            2.73        --          2.72            (1.80)             2.59
    21.14          24.70             5,000            2.74        --          2.71            (1.32)            97.94
   ------          -----          --------            ----        --          ----            -----            ------
    43.85          36.83            74,095            2.26        --          2.26            (1.30)            27.32
   ------          -----          --------            ----        --          ----            -----            ------
    43.78          36.86           293,230            2.16        --          2.16            (1.20)            27.32
    32.91          39.73           155,147            2.28        --          2.28            (0.77)           145.40
    23.56          11.08            63,552            2.37        --          2.37            (1.00)            87.68
    23.30          22.72            27,210            2.46        --          2.46            (1.05)            91.02
    21.03          (0.05)            8,624            2.63        --          2.62            (1.70)             2.59
    21.04          24.91             8,081            2.64        --          2.61            (1.22)            97.94
    17.46          15.14             3,567            2.65        --          2.52            (0.98)           161.48
   ------          -----          --------            ----        --          ----            -----            ------
    20.33           9.54           107,311            1.61        --          1.61             1.86             40.21
    18.96          30.43            67,749            1.81      1.82          1.81             1.28             59.57
    14.75          14.69            22,995            1.85      2.04          1.85             1.12             61.50
    14.34          22.96            13,414            1.85      2.88          1.85             1.29            127.08
    13.58           0.81             8,402            1.85      3.44          1.85             1.84              9.08
    13.47          22.12             8,056            1.85      3.11          1.85             1.87            175.78
    11.47          15.27             3,670            2.92      4.48          2.85             0.56             82.48
   ------          -----          --------            ----      ----          ----            -----            ------
    20.32           9.25           167,765            2.26        --          2.26             1.21             40.21
    18.95          29.64            92,833            2.46      2.47          2.46             0.63             59.57
    14.74          13.97            11,916            2.50      2.69          2.50             0.47             61.50
    14.33          22.19             2,583            2.50      3.53          2.50             0.64            127.08
    13.56           0.74               878            2.50      4.09          2.50             1.18              9.08
    13.46          21.38               687            2.50      3.76          2.50             1.22            175.78
   ------          -----          --------            ----      ----          ----            -----            ------
    20.32           9.25            20,328            2.26        --          2.26             1.21             40.21
   ------          -----          --------            ----      ----          ----            -----            ------
    20.32           9.30            54,182            2.16        --          2.16             1.31             40.21
    18.95          29.76            34,122            2.36      2.37          2.36             0.73             59.57
    14.74          14.08             4,897            2.40      2.59          2.40             0.57             61.50
    14.33          22.31             1,561            2.40      3.43          2.40             0.74            127.08
    13.57           0.81               967            2.40      3.99          2.40             1.28              9.08
    13.46          21.49               943            2.40      3.66          2.40             1.32            175.78
    11.47          14.77             3,365            3.47      5.03          3.40             0.01             82.48
   ------          -----          --------            ----      ----          ----            -----            ------


                              See notes to the Financial Highlights at page 98.



 The notes to the financial statements are an integral part of these statements.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                 INVESTMENT OPERATIONS
                                                       ------------------------------------------
                                            NET ASSET       NET
                              YEAR OR         VALUE,    INVESTMENT    NET REALIZED
                               PERIOD       BEGINNING     INCOME     AND UNREALIZED      TOTAL
                               ENDED        OF PERIOD   (LOSS)(12)     GAIN (LOSS)    OPERATIONS
                         ----------------- ----------- ------------ ---------------- ------------
IDEX JCC         Class A      04/30/00        $31.09     $   0.05       $   6.29       $   6.34
Capital                       10/31/99         16.97         0.05          15.88          15.93
Appreciation                  10/31/98         15.90         0.01           1.51           1.52
                              10/31/97         15.49         0.04           0.58           0.62
                              10/31/96(5)      15.75        (0.02)         (0.24)         (0.26)
                              09/30/96(6)      13.54        (0.02)          3.12           3.10
                              09/30/95(7)      10.00        (0.03)          3.57           3.54
                              ----------      ------     --------       --------       --------
                 Class B      04/30/00         30.51        (0.13)          6.29           6.16
                              10/31/99         16.72        (0.28)         15.88          15.60
                              10/31/98         15.74        (0.08)          1.51           1.43
                              10/31/97         15.42        (0.05)          0.58           0.53
                              10/31/96(5)      15.69        (0.03)         (0.24)         (0.27)
                              09/30/96         13.49        (0.10)          3.12           3.02
                              ----------      ------     --------       --------       --------
                 Class C      04/30/00(2)      30.51        (0.13)          6.29           6.16
               ---------      ----------      ------     --------       --------       --------
                 Class M      04/30/00         30.60        (0.11)          6.29           6.18
                              10/31/99(4)      16.76        (0.23)         15.88          15.65
                              10/31/98         15.77        (0.07)          1.51           1.44
                              10/31/97         15.43        (0.03)          0.58           0.55
                              10/31/96(5)      15.70        (0.03)         (0.24)         (0.27)
                              09/30/96(6)      13.49        (0.08)          3.12           3.04
                              09/30/95(7)      10.00        (0.08)          3.57           3.49
                              ----------      ------     --------       --------       --------
IDEX JCC         Class A      04/30/00          9.46         0.30          (0.19)          0.11
Flexible                      10/31/99          9.84         0.54          (0.38)          0.16
Income                        10/31/98          9.75         0.61           0.10           0.71
                              10/31/97          9.33         0.61           0.42           1.03
                              10/31/96(5)       9.19         0.05           0.14           0.19
                              09/30/96          9.17         0.60             --           0.60
                              09/30/95          8.83         0.61           0.37           0.98
                              ----------      ------     --------       --------       --------
                 Class B      04/30/00          9.46         0.27          (0.19)          0.08
                              10/31/99          9.83         0.49          (0.38)          0.11
                              10/31/98          9.75         0.54           0.10           0.64
                              10/31/97          9.32         0.56           0.42           0.98
                              10/31/96(5)       9.18         0.05           0.14           0.19
                              09/30/96          9.17         0.53             --           0.53
                              ----------      ------     --------       --------       --------
                 Class C      04/30/00(2)       9.46         0.27          (0.19)          0.08
               ---------      ----------      ------     --------       --------       --------
                 Class M      04/30/00          9.46         0.28          (0.19)          0.09
                              10/31/99(4)       9.84         0.49          (0.38)          0.11
                              10/31/98          9.75         0.56           0.10           0.66
                              10/31/97          9.32         0.57           0.42           0.99
                              10/31/96(5)       9.18         0.05           0.14           0.19
                              09/30/96          9.17         0.54             --           0.54
                              09/30/95          8.83         0.56           0.37           0.93
                              ----------      ------     --------       --------       --------

                            DISTRIBUTIONS
               ---------------------------------------
                              FROM NET
                 FROM NET     REALIZED
                INVESTMENT    CAPITAL        TOTAL
                  INCOME       GAINS     DISTRIBUTIONS
               ------------ ----------- --------------
IDEX JCC         $     --     $ (2.07)     $ (2.07)
Capital                --       (1.81)       (1.81)
Appreciation           --       (0.45)       (0.45)
                       --       (0.21)       (0.21)
                       --          --           --
                    (0.07)      (0.82)       (0.89)
                       --          --           --
                 --------     -------      -------
                       --       (2.07)       (2.07)
                       --       (1.81)       (1.81)
                       --       (0.45)       (0.45)
                       --       (0.21)       (0.21)
                       --          --           --
                       --       (0.82)       (0.82)
                 --------     -------      -------
                       --       (2.07)       (2.07)
                 --------     -------      -------
                       --       (2.07)       (2.07)
                       --       (1.81)       (1.81)
                       --       (0.45)       (0.45)
                       --       (0.21)       (0.21)
                       --          --           --
                    (0.01)      (0.82)       (0.83)
                       --          --           --
                 --------     -------      -------
IDEX JCC            (0.29)         --        (0.29)
Flexible            (0.54)         --        (0.54)
Income              (0.62)         --        (0.62)
                    (0.61)         --        (0.61)
                    (0.05)         --        (0.05)
                    (0.58)         --        (0.58)
                    (0.64)         --        (0.64)
                 --------     -------      -------
                    (0.26)         --        (0.26)
                    (0.48)         --        (0.48)
                    (0.56)         --        (0.56)
                    (0.55)         --        (0.55)
                    (0.05)         --        (0.05)
                    (0.52)         --        (0.52)
                 --------     -------      -------
                    (0.26)        ---        (0.26)
                 --------     -------      -------
                    (0.27)        ---        (0.27)
                    (0.49)         --        (0.49)
                    (0.57)         --        (0.57)
                    (0.56)         --        (0.56)
                    (0.05)         --        (0.05)
                    (0.53)         --        (0.53)
                    (0.59)         --        (0.59)
                 --------     -------      -------

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                 ----------------------------------------------------------------------
                                                  RATIO OF EXPENSES TO AVERAGE NET
                                                           ASSETS(12)(13)                 NET INVESTMENT
  NET ASSET                      NET ASSETS,     -----------------------------------      INCOME (LOSS)       PORTFOLIO
 VALUE, END        TOTAL           END OF         EXCLUDING               INCLUDING         TO AVERAGE        TURNOVER
  OF PERIOD     RETURN(11)     PERIOD (000'S)      CREDITS      GROSS      CREDITS      NET ASSETS(12)(13)    RATE(14)
------------   ------------   ----------------   -----------   -------   -----------   -------------------   ----------
   $35.36          20.39%         $174,298           1.75%        --%        1.75%            (1.33)%           77.52%
    31.09         102.19            74,614            1.84      2.02          1.84            (1.55)            93.54
    16.97           9.87            23,798            1.85      2.24          1.85            (1.37)           136.59
    15.90           4.09            20,605            1.85      2.66          1.85            (1.27)           130.48
    15.49          (1.59)           19,350            1.85      2.48          1.85            (1.41)            10.11
    15.75          24.35            18,713            1.85      2.72          1.85            (0.35)           160.72
    13.54          35.40             6,241            2.90      4.17          2.85             0.75            262.97
   ------         ------          --------            ----      ----          ----            -----            ------
    34.60          20.16           151,902            2.40        --          2.40            (1.98)            77.52
    30.51         101.72            36,467            2.49      2.67          2.49            (2.20)            93.54
    16.72           9.35             3,734            2.50      2.89          2.50            (2.02)           136.59
    15.74           3.56             2,866            2.50      3.31          2.50            (1.92)           130.48
    15.42          (1.66)            2,132            2.50      3.13          2.50            (2.06)            10.11
    15.69          23.63             2,022            2.50      3.37          2.50            (1.00)           160.72
   ------         ------          --------            ----      ----          ----            -----            ------
    34.60          20.16            34,270            2.40        --          2.40            (1.98)            77.52
   ------         ------          --------            ----      ----          ----            -----            ------
    34.71          20.19            45,614            2.30        --          2.30            (1.88)            77.52
    30.60         101.79            10,062            2.39      2.57          2.39            (2.10)            93.54
    16.76           9.43             1,382            2.40      2.79          2.40            (1.92)           136.59
    15.77           3.64             1,751            2.40      3.21          2.40            (1.82)           130.48
    15.43          (1.66)            2,243            2.40      3.03          2.40            (1.96)            10.11
    15.70          23.81             2,369            2.40      3.27          2.40            (0.90)           160.72
    13.49          34.90             2,565            3.45      4.72          3.40             0.20            262.97
   ------         ------          --------            ----      ----          ----            -----            ------
     9.28           1.13            13,944            1.82      1.82          1.81             6.42             57.88
     9.46           1.70            14,963            1.85      2.00          1.85             5.72            100.22
     9.84           7.43            14,970            1.83        --          1.83             6.22             90.63
     9.75          11.53            15,532            1.85      2.40          1.85             6.41            135.53
     9.33           2.08            17,001            1.85      2.98          1.85             6.15             16.16
     9.19           6.73            17,065            1.85      2.07          1.85             6.46            135.38
     9.17          11.57            19,786            1.87      1.94          1.85             7.03            149.58
   ------         ------          --------            ----      ----          ----            -----            ------
     9.28           0.85            11,662            2.47      2.47          2.46             5.77             57.88
     9.46           1.01             9,006            2.50      2.65          2.50             5.07            100.22
     9.83           6.74             2,387            2.48        --          2.48             5.57             90.63
     9.75          10.79               746            2.50      3.05          2.50             5.76            135.53
     9.32           2.04               522            2.50      3.63          2.50             5.50             16.16
     9.18           5.94               494            2.50      2.72          2.50             5.81            135.38
   ------         ------          --------            ----      ----          ----            -----            ------
     9.28           0.85             1,727            2.47      2.47          2.46             5.77             57.88
   ------         ------          --------            ----      ----          ----            -----            ------
     9.28           0.89             3,873            2.37      2.37          2.36             5.87             57.88
     9.46           1.11             3,778            2.40      2.55          2.40             5.17            100.22
     9.84           6.84             2,207            2.38        --          2.38             5.67             90.63
     9.75          10.91               928            2.40      2.95          2.40             5.86            135.53
     9.32           2.04               846            2.40      3.53          2.40             5.60             16.16
     9.18           6.03               883            2.40      2.62          2.40             5.91            135.38
     9.17          10.95               558            2.42      2.49          2.40             6.48            149.58
   ------         ------          --------            ----      ----          ----            -----            ------


                              See notes to the Financial Highlights at page 98.



 The notes to the financial statements are an integral part of these statements.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                   INVESTMENT OPERATIONS
                                                         ------------------------------------------
                                              NET ASSET       NET
                                YEAR OR         VALUE,    INVESTMENT    NET REALIZED
                                 PERIOD       BEGINNING     INCOME     AND UNREALIZED      TOTAL
                                 ENDED        OF PERIOD   (LOSS)(12)     GAIN (LOSS)    OPERATIONS
                           ----------------- ----------- ------------ ---------------- ------------
IDEX Alger         Class A      04/30/00        $33.05     $ (0.26)       $   8.67       $   8.41
Aggressive                      10/31/99         22.24        0.17           11.82          11.99
Growth                          10/31/98         18.77        0.03            4.02           4.05
                                10/31/97         15.70        0.05            3.69           3.74
                                10/31/96(5)      15.75       (0.01)          (0.04)         (0.05)
                                09/30/96(6)      17.68       (0.15)          (0.76)         (0.91)
                                09/30/95(7)      10.00       (0.14)           7.82           7.68
                                ----------      ------     -------        --------       --------
                   Class B      04/30/00         32.44       (0.48)           8.67           8.19
                                10/31/99         21.93       (0.13)          11.82          11.69
                                10/31/98         18.58       (0.09)           4.02           3.93
                                10/31/97         15.58       (0.02)           3.69           3.67
                                10/31/96(5)      15.63       (0.01)          (0.04)         (0.05)
                                09/30/96(6)      17.64       (0.23)          (0.76)         (0.99)
                                ----------      ------     -------        --------       --------
                   Class C      04/30/00(2)      32.44       (0.48)           8.67           8.19
                 ---------      ----------      ------     -------        --------       --------
                   Class M      04/30/00         32.53       (0.44)           8.67           8.23
                                10/31/99(4)      21.98       (0.09)          11.82          11.73
                                10/31/98         18.61       (0.07)           4.02           3.95
                                10/31/97         15.60       (0.01)           3.69           3.68
                                10/31/96(5)      15.65       (0.01)          (0.04)         (0.05)
                                09/30/96(6)      17.64       (0.21)          (0.76)         (0.97)
                                09/30/95(7)      10.00       (0.18)           7.82           7.64
                                ----------      ------     -------        --------       --------
IDEX               Class A      04/30/00         10.20        0.05           (0.27)         (0.22)
T. Rowe Price                   10/31/99(3)      10.00        0.06            0.18           0.24
                                ----------      ------     -------        --------       --------
Dividend           Class B      04/30/00         10.19        0.02           (0.27)         (0.25)
Growth                          10/31/99(3)      10.00        0.01            0.18           0.19
                                ----------      ------     -------        --------       --------
                   Class C      04/30/00(2)      10.19        0.02           (0.27)         (0.25)
                 ---------      ----------      ------     -------        --------       --------
                   Class M      04/30/00         10.19        0.02           (0.27)         (0.25)
                                10/31/99(3)      10.00        0.02            0.18           0.20
                                ----------      ------     -------        --------       --------
IDEX               Class A      04/30/00         11.01       (0.06)           3.10           3.04
T. Rowe Price                   10/31/99(3)      10.00        0.02            0.99           1.01
                                ----------      ------     -------        --------       --------
Small Cap          Class B      04/30/00         10.97       (0.10)           3.10           3.00
                                10/31/99(3)      10.00       (0.02)           0.99           0.97
                                ----------      ------     -------        --------       --------
                   Class C      04/30/00(2)      10.97       (0.10)           3.10           3.00
                 ---------      ----------      ------     -------        --------       --------
                   Class M      04/30/00         10.98       (0.10)           3.10           3.00
                                10/31/99(3)      10.00       (0.01)           0.99           0.98
                                ----------      ------     -------        --------       --------
IDEX               Class A      04/30/00         14.80       (0.02)           5.30           5.28
Pilgrim Baxter                  10/31/99(3)      10.00        0.02            4.78           4.80
                                ----------      ------     -------        --------       --------
Mid Cap            Class B      04/30/00         14.76       (0.08)           5.30           5.22
Growth                          10/31/99(3)      10.00       (0.02)           4.78           4.76
                                ----------      ------     -------        --------       --------
                   Class C      04/30/00(2)      14.76       (0.08)           5.30           5.22
                 ---------      ----------      ------     -------        --------       --------
                   Class M      04/30/00         14.77       (0.08)           5.30           5.22
                                10/31/99(3)      10.00       (0.01)           4.78           4.77
                                ----------      ------     -------        --------       --------
IDEX               Class A      04/30/00(1)      10.00          --           (2.70)         (2.70)
                 ---------      ----------      ------     -------        --------       --------
Pilgrim Baxter     Class B      04/30/00(1)      10.00       (0.02)          (2.70)         (2.72)
                 ---------      ----------      ------     -------        --------       --------
Technology         Class C      04/30/00(1)      10.00       (0.02)          (2.70)         (2.72)
                 ---------      ----------      ------     -------        --------       --------
                   Class M      04/30/00(1)      10.00       (0.01)          (2.70)         (2.71)
                 ---------      ----------      ------     -------        --------       --------

                              DISTRIBUTIONS
                 ---------------------------------------
                                FROM NET
                   FROM NET     REALIZED
                  INVESTMENT    CAPITAL        TOTAL
                    INCOME       GAINS     DISTRIBUTIONS
                 ------------ ----------- --------------
IDEX Alger         $     --     $ (3.00)     $ (3.00)
Aggressive               --       (1.18)       (1.18)
Growth                   --       (0.58)       (0.58)
                         --       (0.67)       (0.67)
                         --          --           --
                         --       (1.02)       (1.02)
                         --          --           --
                   --------     -------      -------
                         --       (3.00)       (3.00)
                         --       (1.18)       (1.18)
                         --       (0.58)       (0.58)
                         --       (0.67)       (0.67)
                         --          --           --
                         --       (1.02)       (1.02)
                   --------     -------      -------
                         --       (3.00)       (3.00)
                   --------     -------      -------
                         --       (3.00)       (3.00)
                         --       (1.18)       (1.18)
                         --       (0.58)       (0.58)
                         --       (0.67)       (0.67)
                         --          --           --
                         --       (1.02)       (1.02)
                         --          --           --
                   --------     -------      -------
IDEX                  (0.05)         --        (0.05)
T. Rowe Price         (0.04)         --        (0.04)
                   --------     -------      -------
Dividend              (0.02)         --        (0.02)
Growth                   --          --           --
                   --------     -------      -------
                      (0.02)         --        (0.02)
                   --------     -------      -------
                      (0.02)         --        (0.02)
                      (0.01)         --        (0.01)
                   --------     -------      -------
IDEX                     --       (0.28)       (0.28)
T. Rowe Price            --          --           --
                   --------     -------      -------
Small Cap                --       (0.28)       (0.28)
                         --          --           --
                   --------     -------      -------
                         --       (0.28)       (0.28)
                   --------     -------      -------
                         --       (0.28)       (0.28)
                         --          --           --
                   --------     -------      -------
IDEX                     --          --           --
Pilgrim Baxter           --          --           --
                   --------     -------      -------
Mid Cap                  --          --           --
Growth                   --          --           --
                   --------     -------      -------
                         --          --           --
                   --------     -------      -------
                         --          --           --
                         --          --           --
                   --------     -------      -------
IDEX                     --          --           --
                   --------     -------      -------
Pilgrim Baxter           --          --           --
                   --------     -------      -------
Technology               --          --           --
                   --------     -------      -------
                         --          --           --
                   --------     -------      -------

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                 ----------------------------------------------------------------------
                                                  RATIO OF EXPENSES TO AVERAGE NET
                                                           ASSETS(12)(13)                 NET INVESTMENT
  NET ASSET                      NET ASSETS,     -----------------------------------      INCOME (LOSS)       PORTFOLIO
 VALUE, END        TOTAL           END OF         EXCLUDING               INCLUDING         TO AVERAGE        TURNOVER
  OF PERIOD     RETURN(11)     PERIOD (000'S)      CREDITS      GROSS      CREDITS      NET ASSETS(12)(13)    RATE(14)
------------   ------------   ----------------   -----------   -------   -----------   -------------------   ----------
   $38.46          25.71%         $162,436           1.54%        --%        1.54%            (1.17)%           34.82%
    33.05          55.49           100,078            1.61      1.90          1.61            (1.15)            96.25
    22.24          22.48            46,413            1.85      2.18          1.85            (1.11)           142.08
    18.77          24.71            31,260            1.85      2.44          1.85            (1.07)           120.96
    15.70          (0.32)           21,938            1.85      2.62          1.85            (1.06)             9.40
    15.75          (4.91)           22,078            1.85      2.60          1.85            (1.15)           127.49
    17.68          76.80            16,747            2.85      3.35          2.85            (2.39)            88.28
   ------          -----          --------            ----      ----          ----            -----            ------
    37.63          25.48           106,591            2.19        --          2.19            (1.82)            34.82
    32.44          54.88            47,399            2.26      2.55          2.26            (1.80)            96.25
    21.93          22.04            10,564            2.50      2.83          2.50            (1.76)           142.08
    18.58          24.47             4,880            2.50      3.09          2.50            (1.71)           120.96
    15.58          (0.32)            1,992            2.50      3.27          2.50            (1.71)             9.40
    15.63          (5.33)            1,800            2.50      3.25          2.50            (1.80)           127.49
   ------          -----          --------            ----      ----          ----            -----            ------
    37.63          25.48            10,713            2.19        --          2.19            (1.82)            34.82
   ------          -----          --------            ----      ----          ----            -----            ------
    37.76          25.52            36,303            2.09        --          2.09            (1.72)            34.82
    32.53          54.97            18,538            2.16      2.45          2.16            (1.70)            96.25
    21.98          22.11             5,573            2.40      2.73          2.40            (1.66)           142.08
    18.61          24.50             3,468            2.40      2.99          2.40            (1.62)           120.96
    15.60          (0.32)            2,129            2.40      3.17          2.40            (1.62)             9.40
    15.65          (5.22)            2,250            2.40      3.15          2.40            (1.70)           127.49
    17.64          76.40             1,736            3.40      3.91          3.40            (2.94)            88.28
   ------          -----          --------            ----      ----          ----            -----            ------
     9.93          (2.19)            3,269            1.55      3.07          1.55             0.90             34.93
    10.20           2.40             1,840            1.55      7.57          1.55             1.09             20.48
   ------          -----          --------            ----      ----          ----            -----            ------
     9.92          (2.48)            4,439            2.20      3.72          2.20             0.25             34.93
    10.19           1.96             2,134            2.20      8.22          2.20             0.44             20.48
   ------          -----          --------            ----      ----          ----            -----            ------
     9.92          (2.48)            1,027            2.20      3.72          2.20             0.25             34.93
   ------          -----          --------            ----      ----          ----            -----            ------
     9.92          (2.43)            1,228            2.10      3.62          2.10             0.35             34.93
    10.19           2.03             1,058            2.10      8.12          2.10             0.54             20.48
   ------          -----          --------            ----      ----          ----            -----            ------
    13.77          27.90             5,293            1.55      2.87          1.55            (1.09)            26.67
    11.01          10.13             1,272            1.55      7.93          1.55            (1.15)            42.52
   ------          -----          --------            ----      ----          ----            -----            ------
    13.69          27.63             4,545            2.20      3.52          2.20            (1.74)            26.67
    10.97           9.70             1,135            2.20      8.58          2.20            (1.80)            42.52
   ------          -----          --------            ----      ----          ----            -----            ------
    13.69          27.63               727            2.20      3.52          2.20            (1.74)            26.67
   ------          -----          --------            ----      ----          ----            -----            ------
    13.70          27.67             1,833            2.10      3.42          2.10            (1.64)            26.67
    10.98           9.77               685            2.10      8.48          2.10            (1.70)            42.52
   ------          -----          --------            ----      ----          ----            -----            ------
    20.08          35.81            25,136            1.55      1.95          1.55            (0.80)            91.87
    14.80          48.06             2,571            1.55      6.95          1.55            (0.88)           150.78
   ------          -----          --------            ----      ----          ----            -----            ------
    19.98          35.51            31,192            2.20      2.60          2.20            (1.45)            91.87
    14.76          47.63             2,875            2.20      7.60          2.20            (1.53)           150.78
   ------          -----          --------            ----      ----          ----            -----            ------
    19.98          35.51             5,301            2.20      2.60          2.20            (1.45)            91.87
   ------          -----          --------            ----      ----          ----            -----            ------
    19.99          35.55             7,268            2.10      2.50          2.10            (1.35)            91.87
    14.77          47.70             1,016            2.10      7.50          2.10            (1.43)           150.78
   ------          -----          --------            ----      ----          ----            -----            ------
     7.30         (26.95)           16,129            1.75      2.18          1.75            (0.65)            48.81
   ------         ------          --------            ----      ----          ----            -----            ------
     7.28         (27.17)           19,100            2.40      2.83          2.40            (1.30)            48.81
   ------         ------          --------            ----      ----          ----            -----            ------
     7.28         (27.17)            6,989            2.40      2.83          2.40            (1.30)            48.81
   ------         ------          --------            ----      ----          ----            -----            ------
     7.29         (27.13)            6,012            2.30      2.73          2.30            (1.20)            48.81
   ------         ------          --------            ----      ----          ----            -----            ------


                              See notes to the Financial Highlights at page 98.


 The notes to the financial statements are an integral part of these statements.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                 INVESTMENT OPERATIONS
                                                       ------------------------------------------
                                            NET ASSET       NET
                              YEAR OR         VALUE,    INVESTMENT    NET REALIZED
                               PERIOD       BEGINNING     INCOME     AND UNREALIZED      TOTAL
                               ENDED        OF PERIOD   (LOSS)(12)     GAIN (LOSS)    OPERATIONS
                         ----------------- ----------- ------------ ---------------- ------------
IDEX             Class A      04/30/00        $11.40     $ (0.03)       $   1.13       $   1.10
Goldman                       10/31/99(3)      10.00        0.03            1.37           1.40
                              ----------      ------     -------        --------       --------
Sachs            Class B      04/30/00         11.35       (0.07)           1.13           1.06
Growth                        10/31/99(3)      10.00       (0.02)           1.37           1.35
                              ----------      ------     -------        --------       --------
                 Class C      04/30/00(2)      11.35       (0.07)           1.13           1.06
               ---------      ----------      ------     -------        --------       --------
                 Class M      04/30/00         11.36       (0.06)           1.13           1.07
                              10/31/99(3)      10.00       (0.01)           1.37           1.36
                              ----------      ------     -------        --------       --------
IDEX             Class A      04/30/00(1)      10.00       (0.01)           0.22           0.21
               ---------      ----------      ------     -------        --------       --------
Transamerica     Class B      04/30/00(1)      10.00       (0.03)           0.22           0.19
               ---------      ----------      ------     -------        --------       --------
Equity           Class C      04/30/00(1)      10.00       (0.03)           0.22           0.19
               ---------      ----------      ------     -------        --------       --------
                 Class M      04/30/00(1)      10.00       (0.02)           0.22           0.20
               ---------      ----------      ------     -------        --------       --------
IDEX             Class A      04/30/00(1)      10.00        0.01           (1.45)         (1.44)
               ---------      ----------      ------     -------        --------       --------
Transamerica     Class B      04/30/00(1)      10.00       (0.01)          (1.45)         (1.46)
               ---------      ----------      ------     -------        --------       --------
Small            Class C      04/30/00(1)      10.00       (0.01)          (1.45)         (1.46)
               ---------      ----------      ------     -------        --------       --------
Company          Class M      04/30/00(1)      10.00       (0.01)          (1.45)         (1.46)
-------------- ---------      ----------      ------     -------        --------       --------
IDEX             Class A      04/30/00         11.70        0.03            2.80           2.83
Salomon                       10/31/99(3)      10.00        0.02            1.68           1.70
                              ----------      ------     -------        --------       --------
All Cap          Class B      04/30/00         11.66       (0.03)           2.80           2.77
                              10/31/99(3)      10.00       (0.02)           1.68           1.66
                              ----------      ------     -------        --------       --------
                 Class C      04/30/00(2)      11.66       (0.03)           2.80           2.77
               ---------      ----------      ------     -------        --------       --------
                 Class M      04/30/00         11.67       (0.02)           2.80           2.78
                              10/31/99(3)      10.00       (0.01)           1.68           1.67
                              ----------      ------     -------        --------       --------
IDEX             Class A      04/30/00          9.67        0.34           (0.34)            --
AEGON                         10/31/99         10.43        0.65           (0.54)          0.11
Income Plus                   10/31/98         10.96        0.69           (0.30)          0.39
                              10/31/97         10.61        0.76            0.44           1.20
                              10/31/96(5)      10.41        0.04            0.22           0.26
                              09/30/96         10.36        0.72            0.04           0.76
                              09/30/95          9.75        0.75            0.71           1.46
                              ----------      ------     -------        --------       --------
                 Class B      04/30/00          9.67        0.31           (0.34)         (0.03)
                              10/31/99         10.42        0.59           (0.54)          0.05
                              10/31/98         10.96        0.61           (0.30)          0.31
                              10/31/97         10.61        0.69            0.44           1.13
                              10/31/96(5)      10.40        0.05            0.22           0.27
                              09/30/96         10.35        0.65            0.04           0.69
                              ----------      ------     -------        --------       --------
                 Class C      04/30/00(2)       9.67        0.31           (0.34)         (0.03)
               ---------      ----------      ------     -------        --------       --------
                 Class M      04/30/00          9.67        0.31           (0.34)         (0.03)
                              10/31/99(4)      10.42        0.60           (0.54)          0.06
                              10/31/98         10.96        0.62           (0.30)          0.32
                              10/31/97         10.61        0.70            0.44           1.14
                              10/31/96(5)      10.40        0.05            0.22           0.27
                              09/30/96         10.35        0.66            0.04           0.70
                              09/30/95          9.74        0.69            0.71           1.40
                              ----------      ------     -------        --------       --------

                            DISTRIBUTIONS
               ---------------------------------------
                              FROM NET
                 FROM NET     REALIZED
                INVESTMENT    CAPITAL        TOTAL
                  INCOME       GAINS     DISTRIBUTIONS
               ------------ ----------- --------------
IDEX             $     --     $ (0.03)     $ (0.03)
Goldman                --          --           --
                 --------     -------      -------
Sachs                  --       (0.03)       (0.03)
Growth                 --          --           --
                 --------     -------      -------
                       --       (0.03)       (0.03)
                 --------     -------      -------
                       --       (0.03)       (0.03)
                       --          --           --
                 --------     -------      -------
IDEX                   --          --           --
                 --------     -------      -------
Transamerica           --          --           --
                 --------     -------      -------
Equity                 --          --           --
                 --------     -------      -------
                       --          --           --
                 --------     -------      -------
IDEX                   --          --           --
                 --------     -------      -------
Transamerica           --          --           --
                 --------     -------      -------
Small                  --          --           --
                 --------     -------      -------
Company                --          --           --
--------------   --------     -------      -------
IDEX                   --       (0.19)       (0.19)
Salomon                --          --           --
                 --------     -------      -------
All Cap                --       (0.19)       (0.19)
                       --          --           --
                 --------     -------      -------
                       --       (0.19)       (0.19)
                 --------     -------      -------
                       --       (0.19)       (0.19)
                       --          --           --
                 --------     -------      -------
IDEX                (0.34)      (0.06)       (0.40)
AEGON               (0.67)      (0.20)       (0.87)
Income Plus         (0.70)      (0.22)       (0.92)
                    (0.75)      (0.10)       (0.85)
                    (0.06)         --        (0.06)
                    (0.71)         --        (0.71)
                    (0.75)      (0.10)       (0.85)
                 --------     -------      -------
                    (0.31)      (0.06)       (0.37)
                    (0.60)      (0.20)       (0.80)
                    (0.63)      (0.22)       (0.85)
                    (0.68)      (0.10)       (0.78)
                    (0.06)         --        (0.06)
                    (0.64)         --        (0.64)
                 --------     -------      -------
                    (0.31)      (0.06)       (0.37)
                 --------     -------      -------
                    (0.31)      (0.06)       (0.37)
                    (0.61)      (0.20)       (0.81)
                    (0.64)      (0.22)       (0.86)
                    (0.69)      (0.10)       (0.79)
                    (0.06)         --        (0.06)
                    (0.65)         --        (0.65)
                    (0.69)      (0.10)       (0.79)
                 --------     -------      -------

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                 ----------------------------------------------------------------------
                                                  RATIO OF EXPENSES TO AVERAGE NET
                                                           ASSETS(12)(13)                 NET INVESTMENT
  NET ASSET                      NET ASSETS,     -----------------------------------      INCOME (LOSS)       PORTFOLIO
 VALUE, END        TOTAL           END OF         EXCLUDING               INCLUDING         TO AVERAGE        TURNOVER
  OF PERIOD     RETURN(11)     PERIOD (000'S)      CREDITS      GROSS      CREDITS      NET ASSETS(12)(13)    RATE(14)
------------   ------------   ----------------   -----------   -------   -----------   -------------------   ----------
   $12.47           9.73%          $ 3,701           1.55%       2.77%       1.55%            (0.55)%           13.76%
    11.40          13.97             1,978            1.55       7.65         1.54            (0.55)            21.91
   ------          -----           -------            ----       ----         ----            -----             -----
    12.38           9.35             4,908            2.20       3.42         2.20            (1.20)            13.76
    11.35          13.54             2,261            2.20       8.30         2.19            (1.20)            21.91
   ------          -----           -------            ----       ----         ----            -----             -----
    12.38           9.35               544            2.20       3.42         2.20            (1.20)            13.76
   ------          -----           -------            ----       ----         ----            -----             -----
    12.40           9.41             1,824            2.10       3.32         2.10            (1.10)            13.76
    11.36          13.61               748            2.10       8.20         2.09            (1.10)            21.91
   ------          -----           -------            ----       ----         ----            -----             -----
    10.21           2.15             1,268            1.55       5.53         1.55            (1.01)             5.82
   ------          -----           -------            ----       ----         ----            -----             -----
    10.19           1.94               566            2.20       6.18         2.20            (1.66)             5.82
   ------          -----           -------            ----       ----         ----            -----             -----
    10.19           1.94               361            2.20       6.18         2.20            (1.66)             5.82
   ------          -----           -------            ----       ----         ----            -----             -----
    10.20           1.97               156            2.10       6.08         2.10            (1.56)             5.82
   ------          -----           -------            ----       ----         ----            -----             -----
     8.56         (14.41)            1,010            1.55       4.47         1.55            (1.00)             2.80
   ------         ------           -------            ----       ----         ----            -----             -----
     8.54         (14.62)            1,648            2.20       5.12         2.20            (1.65)             2.80
   ------         ------           -------            ----       ----         ----            -----             -----
     8.54         (14.62)              568            2.20       5.12         2.20            (1.65)             2.80
   ------         ------           -------            ----       ----         ----            -----             -----
     8.54         (14.59)              792            2.10       5.02         2.10            (1.55)             2.80
   ------         ------           -------            ----       ----         ----            -----             -----
    14.34          24.41             5,494            1.55       2.87         1.55             0.47             54.11
    11.70          17.03             1,880            1.55       8.85         1.54             0.35             82.70
   ------         ------           -------            ----       ----         ----            -----             -----
    14.24          24.02             5,061            2.20       3.52         2.20            (0.18)            54.11
    11.66          16.60             1,571            2.20       9.50         2.19            (0.30)            82.70
   ------         ------           -------            ----       ----         ----            -----             -----
    14.24          24.02             1,243            2.20       3.52         2.20            (0.18)            54.11
   ------         ------           -------            ----       ----         ----            -----             -----
    14.26          24.08             1,696            2.10       3.42         2.10            (0.08)            54.11
    11.67          16.67               728            2.10       9.40         2.09            (0.20)            82.70
   ------         ------           -------            ----       ----         ----            -----             -----
     9.27          (0.17)           49,628            1.35         --         1.35             7.17              2.57
     9.67           1.09            59,082            1.38         --         1.38             6.41             26.95
    10.43           3.54            63,494            1.24         --         1.24             6.38             53.09
    10.96          11.86            65,612            1.27         --         1.27             7.14             62.28
    10.61           2.53            66,285            1.33         --         1.32             5.60              1.58
    10.41           7.64            65,252            1.33         --         1.31             6.89             65.96
    10.36          15.85            68,746            1.29         --         1.26             7.53             25.07
   ------         ------           -------            ----       ----         ----            -----             -----
     9.27          (0.45)           12,589            2.00         --         2.00             6.52              2.57
     9.67           0.38            12,930            2.03         --         2.03             5.76             26.95
    10.42           2.87             5,041            1.89         --         1.89             5.73             53.09
    10.96          11.10             1,761            1.92         --         1.92             6.49             62.28
    10.61           2.59               804            1.98         --         1.97             4.95              1.58
    10.40           6.95               774            1.98         --         1.96             6.24             65.96
   ------         ------           -------            ----       ----         ----            -----             -----
     9.27          (0.45)              827            2.00         --         2.00             6.52              2.57
   ------         ------           -------            ----       ----         ----            -----             -----
     9.27          (0.41)            4,520            1.90         --         1.90             6.62              2.57
     9.67           0.54             5,515            1.93         --         1.93             5.86             26.95
    10.42           2.97             4,073            1.79         --         1.79             5.83             53.09
    10.96          11.22             3,480            1.82         --         1.82             6.59             62.28
    10.61           2.59             2,781            1.88         --         1.87             5.05              1.58
    10.40           7.05             2,684            1.88         --         1.86             6.34             65.96
    10.35          15.08             1,980            1.84         --         1.81             6.98             25.07
   ------         ------           -------            ----       ----         ----            -----             -----


                              See notes to the Financial Highlights at page 98.



 The notes to the financial statements are an integral part of these statements.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                  INVESTMENT OPERATIONS
                                                        ------------------------------------------
                                             NET ASSET       NET
                               YEAR OR         VALUE,    INVESTMENT    NET REALIZED
                                PERIOD       BEGINNING     INCOME     AND UNREALIZED      TOTAL
                                ENDED        OF PERIOD   (LOSS)(12)     GAIN (LOSS)    OPERATIONS
                          ----------------- ----------- ------------ ---------------- ------------

IDEX              Class A      04/30/00        $10.60     $   0.21       $   0.06       $   0.27
Federated                      10/31/99         11.94         0.44          (1.14)         (0.70)
Tax Exempt
(formerly IDEX
AEGON Tax Exempt)              10/31/98         11.75         0.48           0.34           0.82
                               10/31/97         11.40         0.53           0.43           0.96
                               10/31/96(5)      11.36         0.05           0.04           0.09
                               09/30/96         11.34         0.55           0.10           0.65
                               09/30/95         11.10         0.55           0.29           0.84
                               ----------      ------     --------       --------       --------
                  Class B      04/30/00         10.59         0.19           0.06           0.25
                               10/31/99         11.94         0.35          (1.14)         (0.79)
                               10/31/98         11.74         0.41           0.34           0.75
                               10/31/97         11.40         0.44           0.43           0.87
                               10/31/96(5)      11.36         0.04           0.04           0.08
                               09/30/96         11.34         0.48           0.10           0.58
                               ----------      ------     --------       --------       --------
                  Class C      04/30/00(2)      10.59         0.19           0.06           0.25
                ---------      ----------      ------     --------       --------       --------
                  Class M      04/30/00         10.59         0.21           0.06           0.27
                               10/31/99(4)      11.94         0.39          (1.14)         (0.75)
                               10/31/98         11.75         0.45           0.34           0.79
                               10/31/97         11.40         0.50           0.43           0.93
                               10/31/96(5)      11.36         0.04           0.04           0.08
                               09/30/96         11.34         0.52           0.10           0.62
                               09/30/95         11.10         0.52           0.29           0.81
                               ----------      ------     --------       --------       --------

IDEX GE           Class A      04/30/00         12.85        (0.03)          2.03           2.00
International                  10/31/99         10.77         0.03           2.05           2.08
Equity                         10/31/98(6)      10.57         0.07           0.20           0.27
                               10/31/97(8)      10.00         0.07           0.50           0.57
                               ----------      ------     --------       --------       --------
                  Class B      04/30/00         12.70        (0.08)          2.03           1.95
                               10/31/99         10.71        (0.06)          2.05           1.99
                               10/31/98(6)      10.52           --           0.20           0.20
                               10/31/97(8)      10.00         0.02           0.50           0.52
                               ----------      ------     --------       --------       --------
                  Class C      04/30/00(2)      12.70        (0.08)          2.03           1.95
                ---------      ----------      ------     --------       --------       --------
                  Class M      04/30/00         12.73        (0.08)          2.03           1.95
                               10/31/99(4)      10.72        (0.04)          2.05           2.01
                               10/31/98(6)      10.53         0.01           0.20           0.21
                               10/31/97(8)      10.00         0.03           0.50           0.53
                               ----------      ------     --------       --------       --------
IDEX GE           Class A      04/30/00(1)      10.00           --           0.64           0.64
                ---------      ----------      ------     --------       --------       --------
U.S. Equity       Class B      04/30/00(1)      10.00        (0.02)          0.64           0.62
                ---------      ----------      ------     --------       --------       --------
                  Class C      04/30/00(1)      10.00         0.40           0.22           0.62
                ---------      ----------      ------     --------       --------       --------
                  Class M      04/30/00(1)      10.00        (0.02)          0.64           0.62
                ---------      ----------      ------     --------       --------       --------



                             DISTRIBUTIONS
                ---------------------------------------
                               FROM NET
                  FROM NET     REALIZED
                 INVESTMENT    CAPITAL        TOTAL
                   INCOME       GAINS     DISTRIBUTIONS
                ------------ ----------- --------------

IDEX              $ (0.22)     $ (0.11)     $ (0.33)
Federated           (0.44)       (0.20)       (0.64)
Tax Exempt
(formerly IDEX
AEGON Tax           (0.48)       (0.15)       (0.63)
Exempt)
                    (0.53)       (0.08)       (0.61)
                    (0.05)          --        (0.05)
                    (0.56)       (0.07)       (0.63)
                    (0.56)       (0.04)       (0.60)
                  -------      -------      -------
                    (0.19)       (0.11)       (0.30)
                    (0.36)       (0.20)       (0.56)
                    (0.40)       (0.15)       (0.55)
                    (0.45)       (0.08)       (0.53)
                    (0.04)          --        (0.04)
                    (0.49)       (0.07)       (0.56)
                  -------      -------      -------
                    (0.19)       (0.11)       (0.30)
                  -------      -------      -------
                    (0.21)       (0.11)       (0.32)
                    (0.40)       (0.20)       (0.60)
                    (0.45)       (0.15)       (0.60)
                    (0.50)       (0.08)       (0.58)
                    (0.04)          --        (0.04)
                    (0.53)       (0.07)       (0.60)
                    (0.53)       (0.04)       (0.57)
                  -------      -------      -------

IDEX GE                --        (0.49)       (0.49)
International          --           --           --
Equity              (0.07)          --        (0.07)
                       --           --           --
                  -------      -------      -------
                       --        (0.49)       (0.49)
                       --           --           --
                    (0.01)          --        (0.01)
                       --           --           --
                  -------      -------      -------
                       --        (0.49)       (0.49)
                  -------      -------      -------
                       --        (0.49)       (0.49)
                       --           --           --
                    (0.02)          --        (0.02)
                       --           --           --
                  -------      -------      -------
IDEX GE                --           --           --
                  -------      -------      -------
U.S. Equity            --           --           --
                  -------      -------      -------
                       --           --           --
                  -------      -------      -------
                       --           --           --
                  -------      -------      -------

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                 ----------------------------------------------------------------------
                                                  RATIO OF EXPENSES TO AVERAGE NET
                                                           ASSETS(12)(13)                 NET INVESTMENT
  NET ASSET                      NET ASSETS,     -----------------------------------      INCOME (LOSS)       PORTFOLIO
 VALUE, END        TOTAL           END OF         EXCLUDING               INCLUDING         TO AVERAGE        TURNOVER
  OF PERIOD     RETURN(11)     PERIOD (000'S)      CREDITS      GROSS      CREDITS      NET ASSETS(12)(13)    RATE(14)
------------   ------------   ----------------   -----------   -------   -----------   -------------------   ----------
   $10.55           2.66%          $16,779           1.37%     1.61%         1.35%             4.26%            14.73%
    10.60          (6.23)           20,996            1.35      1.50          1.31             3.83             35.97
    11.94           7.19            22,313            1.23      1.27          1.23             4.08             42.42
    11.75           8.68            23,320            1.00      1.63          1.00             4.60             71.29
    11.40           0.76            24,439            1.00      1.89          1.00             4.60              3.79
    11.36           5.89            24,708            1.00      1.46          1.00             4.88             71.05
    11.34           7.75            27,401            1.02      1.35          1.00             4.83            126.48
   ------          -----           -------            ----      ----          ----             ----            ------
    10.54           2.38               997            2.02      2.26          2.00             3.61             14.73
    10.59          (6.89)            1,253            2.00      2.15          1.96             3.18             35.97
    11.94           6.50               654            1.88      1.92          1.88             3.43             42.42
    11.74           7.93               377            1.65      2.28          1.65             3.95             71.29
    11.40           0.71               198            1.65      2.54          1.65             3.94              3.79
    11.36           5.21               189            1.65      2.11          1.65             4.23             71.05
   ------          -----           -------            ----      ----          ----             ----            ------
    10.54           2.38                96            2.02      2.26          2.00             3.61             14.73
   ------          -----           -------            ----      ----          ----             ----            ------
    10.55           2.55             1,741            1.62      1.86          1.60             4.01             14.73
    10.59          (6.56)            2,193            1.60      1.75          1.56             3.58             35.97
    11.94           6.92             1,607            1.48      1.52          1.48             3.83             42.42
    11.75           8.39               921            1.25      1.88          1.25             4.35             71.29
    11.40           0.74               939            1.25      2.14          1.25             4.34              3.79
    11.36           5.63               907            1.25      1.71          1.25             4.63             71.05
    11.34           7.48               454            1.27      1.60          1.25             4.58            126.48
   ------          -----           -------            ----      ----          ----             ----            ------
    14.36          15.66             6,446            1.72      3.55          1.72            (0.06)            91.89
    12.85          19.12             4,902            1.90      3.53          1.90            (0.16)            71.70
    10.77           2.58             4,981            2.03      4.22          2.03            (0.21)            50.01
    10.57           5.70             3,076            1.70      8.93          1.70             0.19             21.85
   ------          -----           -------            ----      ----          ----            -----            ------
    14.16          15.40             2,571            2.37      4.20          2.37            (0.71)            91.89
    12.70          18.45             1,527            2.55      4.18          2.55            (0.81)            71.70
    10.71           1.89             1,198            2.68      4.87          2.68            (0.86)            50.01
    10.52           5.20               589            2.35      9.58          2.35            (0.45)            21.85
   ------          -----           -------            ----      ----          ----            -----            ------
    14.16          15.40               278            2.37      4.20          2.37            (0.71)            91.89
   ------          -----           -------            ----      ----          ----            -----            ------
    14.19          15.44               632            2.27      4.10          2.27            (0.61)            91.89
    12.73          18.55               480            2.45      4.08          2.45            (0.71)            71.70
    10.72           1.99               397            2.58      4.77          2.58            (0.76)            50.01
    10.53           5.30               399            2.25      9.48          2.25            (0.35)            21.85
   ------          -----           -------            ----      ----          ----            -----            ------
    10.64           6.40               540            1.55      8.88          1.55            (0.44)            15.40
   ------          -----           -------            ----      ----          ----            -----            ------
    10.62           6.19               535            2.20      9.53          2.20            (1.09)            15.40
   ------          -----           -------            ----      ----          ----            -----            ------
    10.62           6.19               308            2.20      9.53          2.20            (1.09)            15.40
   ------          -----           -------            ----      ----          ----            -----            ------
    10.62           6.22               241            2.10      9.43          2.10            (0.99)            15.40
   ------          -----           -------            ----      ----          ----            -----            ------


                              See notes to the Financial Highlights at page 98.



 The notes to the financial statements are an integral part of these statements.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                         INVESTMENT OPERATIONS
                                                               ------------------------------------------
                                                    NET ASSET       NET
                                  YEAR OR             VALUE,    INVESTMENT    NET REALIZED
                                   PERIOD           BEGINNING     INCOME     AND UNREALIZED      TOTAL
                                   ENDED            OF PERIOD   (LOSS)(12)     GAIN (LOSS)    OPERATIONS
                         ------------------------- ----------- ------------ ---------------- ------------
IDEX             Class A          04/30/00            $11.79       $0.35        $ (0.03)       $   0.32
Dean                              10/31/99(6)          13.14        0.27          (0.73)          (0.46)
Asset                             10/31/98             13.19        0.22           0.67            0.89
Allocation                        10/31/97             11.19        0.19           2.02            2.21
                                  10/31/96(5)          11.03        0.02           0.14            0.16
                                  09/30/96             10.00        0.08           1.03            1.11
                                  ----------          ------       -----        -------        --------
                 Class B          04/30/00             11.78        0.31          (0.03)           0.28
                                  10/31/99(6)          13.13        0.19          (0.73)          (0.54)
                                  10/31/98             13.18        0.14           0.67            0.81
                                  10/31/97             11.18        0.11           2.02            2.13
                                  10/31/96(5)          11.02        0.02           0.14            0.16
                                  09/30/96             10.00          --           1.03            1.03
                                  ----------          ------       -----        -------        --------
                 Class C          04/30/00(2)          11.78        0.32          (0.03)           0.29
               ---------          ----------          ------       -----        -------        --------
                 Class M          04/30/00             11.78        0.32          (0.03)           0.29
                                  10/31/99(4) (6)      13.13        0.20          (0.73)          (0.53)
                                  10/31/98             13.18        0.15           0.67            0.82
                                  10/31/97             11.18        0.12           2.02            2.14
                                  10/31/96(5)          11.03        0.01           0.14            0.15
                                  09/30/96             10.00        0.02           1.03            1.05
                                  ----------          ------       -----        -------        --------
IDEX LKCM        Class A          04/30/00             17.62        0.16           0.30            0.46
Strategic                         10/31/99             16.18        0.20           1.65            1.85
Total Return                      10/31/98             15.91        0.21           0.94            1.15
                                  10/31/97             13.43        0.20           2.79            2.99
                                  10/31/96(5)          13.27        0.01           0.15            0.16
                                  09/30/96             11.74        0.20           1.65            1.85
                                  09/30/95(7)          10.00        0.09           1.75            1.84
                                  ----------          ------       -----        -------        --------
                 Class B          04/30/00             17.60        0.11           0.30            0.41
                                  10/31/99             16.17        0.09           1.65            1.74
                                  10/31/98             15.89        0.11           0.94            1.05
                                  10/31/97             13.42        0.10           2.79            2.89
                                  10/31/96(5)          13.27          --           0.15            0.15
                                  09/30/96             11.73        0.13           1.65            1.78
                                  ----------          ------       -----        -------        --------
                 Class C          04/30/00(2)          17.60        0.11           0.30            0.41
               ---------          ----------          ------       -----        -------        --------
                 Class M          04/30/00             17.61        0.12           0.30            0.42
                                  10/31/99(4)          16.17        0.11           1.65            1.76
                                  10/31/98             15.90        0.12           0.94            1.06
                                  10/31/97             13.42        0.12           2.79            2.91
                                  10/31/96(5)          13.27          --           0.15            0.15
                                  09/30/96             11.73        0.15           1.65            1.80
                                  09/30/95(7)          10.00        0.03           1.75            1.78
                                  ----------          ------       -----        -------        --------

                           DISTRIBUTIONS
               --------------------------------------
                             FROM NET
                 FROM NET    REALIZED
                INVESTMENT    CAPITAL       TOTAL
                  INCOME       GAINS    DISTRIBUTIONS
               ------------ ---------- --------------
IDEX             $ (0.19)    $     --     $ (0.19)
Dean               (0.24)       (0.65)      (0.89)
Asset              (0.21)       (0.73)      (0.94)
Allocation         (0.17)       (0.04)      (0.21)
                      --           --          --
                   (0.08)          --       (0.08)
                 -------     --------     -------
                   (0.15)          --       (0.15)
                   (0.16)       (0.65)      (0.81)
                   (0.13)       (0.73)      (0.86)
                   (0.09)       (0.04)      (0.13)
                      --           --          --
                   (0.01)          --       (0.01)
                 -------     --------     -------
                   (0.16)          --       (0.16)
                 -------     --------     -------
                   (0.16)          --       (0.16)
                   (0.17)       (0.65)      (0.82)
                   (0.14)       (0.73)      (0.87)
                   (0.10)       (0.04)      (0.14)
                      --           --          --
                   (0.02)          --       (0.02)
                 -------     --------     -------
IDEX LKCM          (0.13)       (0.42)      (0.55)
Strategic          (0.20)       (0.21)      (0.41)
Total Return       (0.21)       (0.67)      (0.88)
                   (0.19)       (0.32)      (0.51)
                      --           --          --
                   (0.17)       (0.15)      (0.32)
                   (0.10)          --       (0.10)
                 -------     --------     -------
                   (0.08)       (0.42)      (0.50)
                   (0.10)       (0.21)      (0.31)
                   (0.10)       (0.67)      (0.77)
                   (0.10)       (0.32)      (0.42)
                      --           --          --
                   (0.09)       (0.15)      (0.24)
                 -------     --------     -------
                   (0.08)       (0.42)      (0.50)
                 -------     --------     -------
                   (0.09)       (0.42)      (0.51)
                   (0.11)       (0.21)      (0.32)
                   (0.12)       (0.67)      (0.79)
                   (0.11)       (0.32)      (0.43)
                      --           --          --
                   (0.11)       (0.15)      (0.26)
                   (0.05)          --       (0.05)
                 -------     --------     -------

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                 ----------------------------------------------------------------------
                                                  RATIO OF EXPENSES TO AVERAGE NET
                                                           ASSETS(12)(13)                  NET INVESTMENT
  NET ASSET                      NET ASSETS,     -----------------------------------       INCOME (LOSS)      PORTFOLIO
 VALUE, END        TOTAL           END OF         EXCLUDING               INCLUDING         TO AVERAGE        TURNOVER
  OF PERIOD     RETURN(11)     PERIOD (000'S)      CREDITS      GROSS      CREDITS       NET ASSETS(12)(13)   RATE(14)
------------   ------------   ----------------   -----------   -------   -----------    -------------------   ----------
   $11.92           2.74%          $ 9,820           1.55%     1.96%         1.55%              2.56%           16.82%
    11.79          (3.74)           12,377            1.66      1.85          1.66               2.12           82.20
    13.14           7.25            15,747            1.85      1.87          1.85               1.82           55.45
    13.19          19.84            12,291            1.85      2.30          1.85               1.57           71.63
    11.19           1.45             8,396            1.85      2.65          1.85               1.26            2.38
    11.03          11.07             7,401            2.85      3.20          2.85               0.72           56.22
   ------          -----           -------            ----      ----          ----               ----           -----
    11.91           2.45             9,004            2.20      2.61          2.20               1.91           16.82
    11.78          (4.36)           12,171            2.31      2.50          2.31               1.47           82.20
    13.13           6.56            14,679            2.50      2.52          2.50               1.17           55.45
    13.18          19.08             9,747            2.50      2.95          2.50               0.92           71.63
    11.18           1.45             5,013            2.50      3.30          2.50               0.61            2.38
    11.02          10.39             4,848            3.50      3.85          3.50               0.07           56.22
   ------          -----           -------            ----      ----          ----               ----           -----
    11.91           2.45               141            2.20      2.61          2.20               1.91           16.82
   ------          -----           -------            ----      ----          ----               ----           -----
    11.91           2.49             3,048            2.10      2.51          2.10               2.01           16.82
    11.78          (4.26)            4,689            2.21      2.40          2.21               1.57           82.20
    13.13           6.67             7,342            2.40      2.42          2.40               1.27           55.45
    13.18          19.20             5,088            2.40      2.85          2.40               1.02           71.63
    11.18           1.36             4,758            2.40      3.20          2.40               0.71            2.38
    11.03          10.50             4,641            3.40      3.75          3.40               0.17           56.22
   ------          -----           -------            ----      ----          ----               ----           -----
    17.53           2.58            39,648            1.55      1.66          1.55               1.57           30.52
    17.62          11.61            37,959            1.64      1.79          1.64               1.20           60.18
    16.18           7.43            32,055            1.85      1.92          1.85               1.30           32.12
    15.91          22.80            21,629            1.85      2.28          1.85               1.41           51.44
    13.43           1.20            11,744            1.85      2.76          1.82               1.47            5.50
    13.27          16.00            11,314            1.85      2.79          1.79               1.67           40.58
    11.74          18.43             5,167            2.99      4.57          2.85               0.85           34.67
   ------          -----           -------            ----      ----          ----               ----           -----
    17.51           2.30            17,857            2.20      2.31          2.20               0.92           30.52
    17.60          10.91            15,531            2.29      2.44          2.29               0.55           60.18
    16.17           6.74             9,789            2.50      2.57          2.50               0.65           32.12
    15.89          22.03             4,698            2.50      2.93          2.50               0.76           51.44
    13.42           1.13             1,684            2.50      3.40          2.47               0.82            5.50
    13.27          15.38             1,537            2.50      3.44          2.44               1.02           40.58
   ------          -----           -------            ----      ----          ----               ----           -----
    17.51           2.30             1,324            2.20      2.31          2.20               0.92           30.52
   ------          -----           -------            ----      ----          ----               ----           -----
    17.52           2.34             7,725            2.10      2.21          2.10               1.02           30.52
    17.61          11.02             8,779            2.19      2.34          2.19               0.65           60.18
    16.17           6.85             6,977            2.40      2.47          2.40               0.75          32.12
    15.90          22.15             4,332            2.40      2.83          2.40               0.86          51.44
    13.42           1.13             1,792            2.40      3.30          2.37               0.92           5.50
    13.27          15.49             1,728            2.40      3.34          2.34               1.12          40.58
    11.73          17.95               281            3.54      5.12          3.40               0.30          34.67
   ------          -----           -------            ----      ----          ----               ----          -----


                              See notes to the Financial Highlights at page 98.



 The notes to the financial statements are an integral part of these statements.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                         INVESTMENT OPERATIONS
                                                               ------------------------------------------
                                                    NET ASSET       NET
                                  YEAR OR             VALUE,    INVESTMENT    NET REALIZED
                                   PERIOD           BEGINNING     INCOME     AND UNREALIZED      TOTAL
                                   ENDED            OF PERIOD   (LOSS)(12)     GAIN (LOSS)    OPERATIONS
                         ------------------------- ----------- ------------ ---------------- ------------
IDEX NWQ         Class A          04/30/00            $11.28     $   0.03       $   0.90       $   0.93
Value Equity                      10/31/99(6)          11.09         0.05           0.41           0.46
                                  10/31/98             11.71         0.03          (0.61)         (0.58)
                                  10/31/97(8)          10.00         0.02           1.69           1.71
                                  ----------          ------     --------       --------       --------
                 Class B          04/30/00             11.09        (0.02)          0.90           0.88
                                  10/31/99(6)          10.98        (0.03)          0.41           0.38
                                  10/31/98             11.67        (0.04)         (0.61)         (0.65)
                                  10/31/97(8)          10.00        (0.02)          1.69           1.67
                                  ----------          ------     --------       --------       --------
                 Class C          04/30/00(2)          11.09        (0.02)          0.90           0.88
               ---------          ----------          ------     --------       --------       --------
                 Class M          04/30/00             11.12        (0.01)          0.90           0.89
                                  10/31/99(4) (6)      11.00        (0.02)          0.41           0.39
                                  10/31/98             11.67        (0.02)         (0.61)         (0.63)
                                  10/31/97(8)          10.00        (0.02)          1.69           1.67
                                  ----------          ------     --------       --------       --------

IDEX             Class A          04/30/00             12.14        (0.17)         (0.04)         (0.21)
Jennison                          10/31/99             10.14         0.06           2.78           2.84
Equity                            10/31/98             12.90         0.03          (1.84)         (1.81)
Opportunity                       10/31/97(6)          10.56        (0.01)          2.86           2.85
(Prior to                         10/31/96(5)          10.46        (0.07)          0.17           0.10
December 1,                       09/30/96(10)         10.00         0.61          (0.15)          0.46
                                  -----------         ------     --------       --------       --------
2000, this       Class B          04/30/00             11.93        (0.20)         (0.04)         (0.24)
fund was                          10/31/99             10.02        (0.03)          2.78           2.75
named                             10/31/98             12.85        (0.04)         (1.84)         (1.88)
IDEX                              10/31/97(6)          10.51        (0.07)          2.86           2.79
C.A.S.E.                          10/31/96(5)          10.41        (0.07)          0.17           0.10
Growth)                           09/30/96(10)         10.00         0.56          (0.15)          0.41
                                  -----------         ------     --------       --------       --------
                 Class C          04/30/00(2)          11.93        (0.20)         (0.04)         (0.24)
               ---------          -----------         ------     --------       --------       --------
                 Class M          04/30/00             11.96        (0.19)         (0.04)         (0.23)
                                  10/31/99(4)          10.04        (0.02)          2.78           2.76
                                  10/31/98             12.86        (0.03)         (1.84)         (1.87)
                                  10/31/97(6)          10.52        (0.06)          2.86           2.80
                                  10/31/96(5)          10.42        (0.07)          0.17           0.10
                                  09/30/96(10)         10.00         0.57          (0.15)          0.42
                                  -----------         ------     --------       --------       --------




                           DISTRIBUTIONS
               --------------------------------------
                             FROM NET
                 FROM NET    REALIZED
                INVESTMENT    CAPITAL       TOTAL
                  INCOME       GAINS    DISTRIBUTIONS
               ------------ ---------- --------------
IDEX NWQ         $     --    $     --     $     --
Value Equity           --       (0.27)       (0.27)
                       --       (0.04)       (0.04)
                       --          --           --
                 --------    --------     --------
                       --          --           --
                       --       (0.27)       (0.27)
                       --       (0.04)       (0.04)
                       --          --           --
                 --------    --------     --------
                       --          --           --
                 --------    --------     --------
                       --          --           --
                       --       (0.27)       (0.27)
                       --       (0.04)       (0.04)
                       --          --           --
                 --------    --------     --------


IDEX                   --       (0.21)       (0.21)
Jennison               --       (0.84)       (0.84)
Equity                 --       (0.95)       (0.95)
Opportunity         (0.51)         --        (0.51)
(Prior to              --          --           --
December 1,            --          --           --
                 --------    --------     --------
2000, this             --       (0.21)       (0.21)
fund was               --       (0.84)       (0.84)
named                  --       (0.95)       (0.95)
IDEX                (0.45)         --        (0.45)
C.A.S.E.               --          --           --
Growth)                --          --           --
                 --------    --------     --------
                       --       (0.21)       (0.21)
                 --------    --------     --------
                       --       (0.21)       (0.21)
                       --       (0.84)       (0.84)
                       --       (0.95)       (0.95)
                    (0.46)         --        (0.46)
                       --          --           --
                       --          --           --
                 --------    --------     --------

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                 ----------------------------------------------------------------------
                                                  RATIO OF EXPENSES TO AVERAGE NET
                                                           ASSETS(12)(13)                 NET INVESTMENT
  NET ASSET                      NET ASSETS,     -----------------------------------      INCOME (LOSS)       PORTFOLIO
 VALUE, END        TOTAL           END OF         EXCLUDING               INCLUDING         TO AVERAGE        TURNOVER
  OF PERIOD     RETURN(11)     PERIOD (000'S)      CREDITS      GROSS      CREDITS      NET ASSETS(12)(13)    RATE(14)
------------   ------------   ----------------   -----------   -------   -----------   -------------------   ----------
   $12.21           8.22%          $7,591            1.55%     2.32%         1.55%             0.31%            29.37%
    11.28           4.34            7,972             1.64      2.28          1.64             0.21             26.29
    11.09          (4.96)           8,035             1.85      2.51          1.85               --             30.43
    11.71          17.14            5,305             1.50      4.05          1.50             0.38              6.40
   ------          -----           ------             ----      ----          ----             ----             -----
    11.97           7.91            8,216             2.20      2.97          2.20            (0.34)            29.37
    11.09           3.68            7,311             2.29      2.93          2.29            (0.44)            26.29
    10.98          (5.55)           5,020             2.50      3.16          2.50            (0.65)            30.43
    11.67          16.65            2,850             2.15      4.70          2.15            (0.28)             6.40
   ------          -----           ------             ----      ----          ----            -----             -----
    11.97           7.91              435             2.20      2.97          2.20            (0.34)            29.37
   ------          -----           ------             ----      ----          ----            -----             -----
    12.01           7.99            2,233             2.10      2.87          2.10            (0.24)            29.37
    11.12           3.79            2,204             2.19      2.83          2.19            (0.34)            26.29
    11.00          (5.46)           2,013             2.40      3.06          2.40            (0.55)            30.43
    11.67          16.73            1,607             2.05      4.60          2.05            (0.18)             6.40
   ------          -----           ------             ----      ----          ----            -----             -----
    11.72          (1.85)           4,714             1.55      2.72          1.55            (0.72)           121.34
    12.14          30.07            4,537             1.64      2.87          1.64            (0.99)           125.60
    10.14         (14.83)           4,284             1.85      2.44          1.85            (0.73)           147.01
    12.90          28.31            3,920             1.85      4.62          1.85            (0.34)           183.06
    10.56           0.96            1,675             1.85      6.79          1.84             0.27             20.69
    10.46           4.60            1,455             2.85      5.89          2.85            10.00            654.49
   ------         ------           ------             ----      ----          ----            -----            ------
    11.48          (2.13)           3,975             2.20      3.37          2.20            (1.37)           121.34
    11.93          29.45            3,868             2.29      3.52          2.29            (1.64)           125.60
    10.02         (15.40)           2,460             2.50      3.09          2.50            (1.38)           147.01
    12.85          27.62            2,436             2.50      5.27          2.50            (0.99)           183.06
    10.51           0.96            1,159             2.50      7.44          2.49             0.38             20.69
    10.41           4.10            1,100             3.50      6.54          3.50             9.35            654.49
   ------         ------           ------             ----      ----          ----            -----            ------
    11.48          (2.13)             310             2.20      3.37          2.20            (1.37)           121.34
   ------         ------           ------             ----      ----          ----            -----            ------
    11.52          (2.08)           1,149             2.10      3.27          2.10            (1.27)           121.34
    11.96          29.54            1,338             2.19      3.42          2.19            (1.54)           125.60
    10.04         (15.31)             879             2.40      2.99          2.40            (1.28)           147.01
    12.86          27.73            2,028             2.40      5.17          2.40            (0.89)           183.06
    10.52           0.96              687             2.40      7.34          2.39             0.28             20.69
    10.42           4.20              613             3.40      6.44          3.40             9.45            654.49
   ------         ------           ------             ----      ----          ----            -----            ------


                              See notes to the Financial Highlights at page 98.



 The notes to the financial statements are an integral part of these statements.

 Notes to Financial Highlights

 (1) From commencement of investment operations, March 1, 2000.

 (2) From commencement of investment operations, November 1, 1999.

 (3) From commencement of investment operations, March 1, 1999.

 (4) On March 1, 1999, the fund changed the load and expense structure of C shares and renamed them M shares.

 (5) For the month ended October 31, 1996. On October 1, 1996, each fund changed its fiscal year end from September 30 to October 31.

 (6) Distributions from net realized capital gains include distributions in excess of current net realized capital gains for IDEX Alger Aggressive Growth Classes A, B and M, for the period ended 9/30/96, in the amount of $1.02 and for IDEX JCC Global Classes A, B and M, for the period ended 10/31/98 in the amount of $0.17. Dividends from net investment income include distributions in excess of current net investment income for IDEX GE International Equity Classes A, B and M, for the period ended 10/31/98 in the amount of $0.06, $0.01 and $0.02, respectively and for IDEX JCC Capital Appreciation Classes A and M, for the period ended 9/30/96 in the amount of $0.01 and for IDEX JCC Growth Class T for the period ended 10/31/98 in the amount of $0.03 and for IDEX C.A.S.E. Growth Classes A, B and M, for the period ended 10/31/ 97 in the amount of $0.08 and for IDEX NWQ Value Equity Classes A, B and M for the period ended 10/31/99 in the amount of $0.12 and IDEX Dean Asset Allocation Classes A, B and M for the period ended 10/31/99 in the amount of $0.11.

 (7) From commencement of investment operations, December 2, 1994.

 (8) From commencement of investment operations, February 1, 1997.

 (9) From commencement of investment operations, September 20, 1996.

(10) From commencement of investment operations, February 1, 1996.

(11) Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A, Class C or Class T Shares. Periods of less than one year are not annualized.

(12) Ratio of expenses to average net assets shows: Excluding Credits (total expenses less fee waivers and reimbursements by the investment adviser). Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any). Including Credits (total expenses less fee waivers and reimbursements by the investment adviser and reduced by affiliated brokerage and custody earnings credits, if any). Net Investment Income (Loss) (net investment income prior to certain reclassifications for Federal income or excise taxes).

(13) Periods of less than one year are annualized. The ratio of Net Investment Income (Loss) to Average Net Assets is based upon Net Investment Income
     (Loss) prior to certain reclassifications as discussed in Note 1 of the Notes to the Financial Statements.

(14) Periods of less than one year are not annualized.

(15) Net investment income, the ratio of net investment income to average net assets and the portfolio turnover rate reflect activity relating to a non-recurring initiative to invest in dividend producing securities.

                                 BOND RATINGS

                                  APPENDIX A
  BRIEF EXPLANATION OF RATING CATEGORIES


                                   BOND RATING  EXPLANATION
                                  ------------- ----------------------------------------------------------------------------
  Standard & Poor's Corporation   AAA           Highest rating; extremely strong capacity to pay principal and interest.
                                  AA            High quality; very strong capacity to pay principal and interest.
                                  A             Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                  BBB           Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                                                Predominantly speculative with respect to the issuer's capacity to meet
                                  BB,B, and
                                  CC,CC,C       required interest and principal payments. BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
                                  D             In default.

  PLUS (+) or MINUS (-) -The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
  UNRATED - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


  Moody's Investors Service, Inc.   Aaa   Highest quality, smallest degree of investment risk.
                                    Aa    High quality; together with Aaa bonds, they compose the high-grade bond group.
                                    A     Upper-medium grade obligations; many favorable investment attributes.
                                    Baa   Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                    Ba    More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                                    B     Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                                    Caa   Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                                    Ca    Speculative in a high degree; could be in default or have other marked short- comings.
                                    C     Lowest-rated; extremely poor prospects of ever attaining investment standing.

  UNRATED - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.
     Should no rating be assigned, the reason may be one of the following:

       1. An application for rating was not received or accepted.

       2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

       3. There is a lack of essential data pertaining to the issue or issuer.

       4. The issue was privately placed, in which case the rating is not published in Moody's publications.

   Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                               IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                      St. Petersburg, Florida, 33716-1202



            INVESTMENT ADVISER:                      CUSTODIAN:
              IDEX Management, Inc.        State Street Bank & Trust Co.
           570 Carillon Parkway
      St. Petersburg, Florida 33716-1202


                                               INDEPENDENT CERTIFIED PUBLIC
                DISTRIBUTOR:                           ACCOUNTANTS:
           InterSecurities, Inc.               PricewaterhouseCoopers LLP
            570 Carillon Parkway            400 N. Ashley Street, Suite 2800
      St. Petersburg, Florida, 33716-1201       Tampa, Florida 33602-4319

                                 SUB-ADVISERS:



AEGON USA Investment                  NWQ Investment Management
Management, Inc.                      Company, Inc.
4333 Edgewood Road, N.E.              2049 Century Park East, 4th Floor
Cedar Rapids, Iowa 52499-0002         Los Angeles, California 90067-3214



Jennison Associates, LLC              Pilgrim Baxter & Associates, Ltd.
466 Lexington Avenue                  825 Duportail Road
New York, New York 10017              Wayne, Pennsylvania 19087-5593



Dean Investment Associates            Salomon Brothers Asset
2480 Kettering Tower                  Management Inc
Dayton, Ohio 45423-2480               7 World Trade Center
                                      New York, New York 10048-4600

Fred Alger Management, Inc.           T. Rowe Price Associates, Inc.
One World Trade Center, Suite 9333    100 East Pratt Street
New York, New York 10048-9301         Baltimore, Maryland 21202-1090]

GE Asset Management Incorporated      Transamerica Investment
3003 Summer Street                    Management, LLC
Stamford, Connecticut 06905-4316      1150 South Olive Street Suite 2700
                                      Los Angeles, California 90015

Goldman Sachs Asset Management        Federated Investment
32 Old Slip                           Management Company
New York, New York 10005-3500         Federated Investment Tower
                                      Pittsburgh, Pennsylvania 15222-3779
Janus Capital Corporation
100 Fillmore Street,                  Great Companies, L.L.C.
Denver, Colorado 80206-4928           8550 Ulmerton Road
                                      Largo, Florida 33771
Luther King Capital Management
301 Commerce Street, Suite 1600       Gabelli Asset Management Company
Fort Worth, Texas 76102-4190          One Corporated Center
                                      Rye, New York 10580-1434
Munder Capital Management
480 Pierce Street, Suite 300
Birmingham, Michigan 48009


     SEND YOUR CORRESPONDENCE TO:                  CUSTOMER SERVICE:
        Idex Investor Services, Inc.     (888) 233-IDEX (4339) toll free call
             P.O. Box 9015             Hours: 8 a.m. to 8 p.m. Monday - Friday
      Clearwater, Florida 33758-9015

                         IDEX Website: www.idexfunds.com

                                                                  [LOGO OMITTED]

ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated December 1, 2000, and in the Fund's Annual and Semi-Annual reports to shareholders, which is incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the Annual and Semi-Annual Reports, without charge, or to make other inquiries about these funds, call or write to IDEX Mutual Funds at the phone number or address at the bottom of this page. In the Fund's Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

[GRAPHIC OMITTED]

                     VISIT OUR WEBSITE AT www.idexfunds.com
         IDEX MUTUAL FUNDS o P.O. BOX 9015 o CLEARWATER, FL o 33758-9015 CUSTOMER SERVICE 1-888-233-4339 o INVESTMENT PROFESSIONALS 1-800-851-1333
                       DISTRIBUTOR: INTERSECURITIES, INC.

ISFOOOO2-12/00  IDEX Mutual Funds File No 811-4556 (C)2000 InterSecurities, Inc.

BOTH THE PRINCIPAL VALUE AND RETURNS OF INVESTMENTS WILL FLUCTUATE OVER TIME, SO AN INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                               IDEX MUTUAL FUNDS

                       IDEX JENNISON EQUITY OPPORTUNITY
                       IDEX GREAT COMPANIES -- AMERICA(SM)
                           IDEX GOLDMAN SACHS GROWTH
                                IDEX JCC GROWTH
                             IDEX NWQ VALUE EQUITY
                             IDEX SALOMON ALL CAP
                           IDEX TRANSAMERICA EQUITY
                         IDEX ALGER AGGRESSIVE GROWTH
                      IDEX GREAT COMPANIES -- TECHNOLOGY(SM)
                         IDEX JCC CAPITAL APPRECIATION
                               IDEX MUNDER NET50
                      IDEX PILGRIM BAXTER MID CAP GROWTH
                         IDEX PILGRIM BAXTER TECHNOLOGY
                        IDEX TRANSAMERICA SMALL COMPANY
                         IDEX T. ROWE PRICE SMALL CAP
                           IDEX GABELLI GLOBAL GROWTH
                         IDEX GE INTERNATIONAL EQUITY
                        IDEX GREAT COMPANIES -- GLOBAL(2)
                   IDEX JCC GLOBAL (closed to new investors)
                              IDEX GE U.S. EQUITY
                           IDEX JCC GROWTH & INCOME
                      IDEX T. ROWE PRICE DIVIDEND GROWTH
                          IDEX DEAN ASSET ALLOCATION
                               IDEX JCC BALANCED
                       IDEX LKCM STRATEGIC TOTAL RETURN
                            IDEX AEGON INCOME PLUS
                           IDEX FEDERATED TAX EXEMPT
                           IDEX JCC FLEXIBLE INCOME

                      STATEMENT OF ADDITIONAL INFORMATION

                               December 1, 2000

                               IDEX MUTUAL FUNDS
                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                  Customer Service (888) 233-4339 (toll free)

The funds listed above are series of IDEX Mutual Funds (the "Fund"), an open-end management investment company that offers a selection of investment funds. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds, other than the IDEX JCC Capital Appreciation, IDEX Pilgrim Baxter Technology, IDEX Salomon All Cap, IDEX Great Companies -- America(SM) and IDEX Great Companies -- Technology(SM), are diversified.

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Fund's prospectus dated December 1, 2000 which may be obtained free of charge by writing or calling the Fund at the above address or telephone number. This Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund's operations and activities than that set forth in the prospectus. The Fund's annual report and semi-annual report to shareholders are incorporated by reference into this SAI.

                               TABLE OF CONTENTS



                                                                                       Page
                                                                                      -----
INVESTMENT OBJECTIVES .............................................................     1
Investment Restrictions, Policies and Practices ...................................     1
 Investment Restrictions of IDEX Jennison Equity Opportunity ......................     1
 Investment Restrictions of IDEX Great Companies -- America(SM) and IDEX Great
   Companies -- Technology(SM) ....................................................     2
 Investment Restrictions of IDEX Goldman Sachs Growth .............................     3
 Investment Restrictions of IDEX JCC Growth and IDEX JCC Flexible Income ..........     4
 Investment Restrictions of IDEX NWQ Value Equity .................................     5
 Investment Restrictions of IDEX Salomon All Cap ..................................     6
 Investment Restrictions of IDEX Transamerica Small Company and IDEX
   Transamerica Equity ............................................................     7
 Investment Restrictions of IDEX Alger Aggressive Growth ..........................     9
 Investment Restrictions of IDEX JCC Capital Appreciation and IDEX JCC Balanced ...    10
 Investment Restrictions of IDEX Munder Net50 .....................................    11
 Investment Restrictions of IDEX Pilgrim Baxter Mid Cap Growth ....................    12
 Investment Restrictions of IDEX Pilgrim Baxter Technology ........................    13
 Investment Restrictions of IDEX Transamerica Small Company and IDEX
   Transamerica Equity ............................................................    13
 Investment Restrictions of IDEX T. Rowe Price Small Cap and IDEX T. Rowe Price
   Dividend Growth ................................................................    15
 Investment Restrictions of IDEX Gabelli Global Growth ............................    16
 Investment Restrictions of IDEX GE International Equity ..........................    17
 Investment Restrictions of IDEX Great Companies -- Global(2) .....................    18
 Investment Restrictions of IDEX JCC Global (Closed to new Investors) .............    20
 Investment Restrictions of IDEX GE U.S. Equity ...................................    21
 Investment Restrictions of IDEX JCC Growth & Income ..............................    22
 Investment Restrictions of IDEX Dean Asset Allocation ............................    23
 Investment Restrictions of IDEX LKCM Strategic Total Return ......................    24
 Investment Restrictions of IDEX AEGON Income Plus ................................    26
 Investment Restrictions of IDEX Federated Tax Exempt .............................    27
OTHER POLICIES AND PRACTICES OF THE FUND ..........................................    28
 Futures, Options and Other Derivative Instruments ................................    28
  Futures Contracts ...............................................................    28
  Options on Futures Contracts ....................................................    31
  Options on Securities ...........................................................    31
  Options on Foreign Currencies ...................................................    34
  Forward Contracts ...............................................................    35
  Swaps and Swap-Related Products .................................................    36
  Index Options ...................................................................    37
  WEBS and Other Index-Related Securities .........................................    38
  Euro Instruments ................................................................    38
  Special Investment Considerations and Risks .....................................    38
  Additional Risks of Options on Foreign Currencies,
    Forward Contracts and Foreign Instruments .....................................    39

                                                                                         Page
                                                                                  ------------------
Sovereign Debt Securities (IDEX Gabelli Global Growth) ........................           40
Other Investment Companies ....................................................           40
GEI Short-term Investment Fund ................................................           40
When-Issued, Delayed Settlement and Forward Delivery Securities ...............           40
 Zero Coupon, Pay-In-Kind and Step Coupon Securities ..........................           41
 Income Producing Securities ..................................................           41
 Lending of Fund Securities ...................................................           42
 Joint Trading Accounts .......................................................           42
 Illiquid Securities ..........................................................           43
 Securities Subject to Reorganization (WRL Gabelli Global Growth) .............           43
 Repurchase and Reverse Repurchase Agreements .................................           43
 Pass-Through Securities ......................................................           44
 High-Yield/High-Risk Bonds ...................................................           45
 Warrants and Rights ..........................................................           45
 U.S. Government Securities ...................................................           45
 Temporary Defensive Position .................................................           46
 Money Market Reserves (IDEX T. Rowe Price Small Cap and IDEX T. Rowe Price
   Dividend Growth) ...........................................................           46
 Turnover Rate ................................................................           46
INVESTMENT ADVISORY AND OTHER SERVICES ........................................           47
DISTRIBUTOR ...................................................................           54
ADMINISTRATIVE SERVICES .......................................................           55
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES ................................           56
FUND TRANSACTIONS AND BROKERAGE ...............................................           56
TRUSTEES AND OFFICERS .........................................................           59
PURCHASE OF SHARES ............................................................           64
DEALER REALLOWANCES ...........................................................           64
DISTRIBUTION PLANS ............................................................           65
DISTRIBUTION FEES .............................................................           67
NET ASSET VALUE DETERMINATION .................................................           69
DIVIDENDS AND OTHER DISTRIBUTIONS .............................................           71
SHAREHOLDER ACCOUNTS ..........................................................           71
RETIREMENT PLANS ..............................................................           71
REDEMPTION OF SHARES ..........................................................           72
TAXES .........................................................................           73
PRINCIPAL SHAREHOLDERS ........................................................           74
MISCELLANEOUS .................................................................           78
 Organization .................................................................           78
 Shares of Beneficial Interest ................................................           78
 Legal Counsel and Independent Certified Public Accountants ...................           79
 Registration Statement .......................................................           79
PERFORMANCE INFORMATION .......................................................           79
FINANCIAL STATEMENTS ..........................................................           84
APPENDIX A-CERTAIN SECURITIES IN WHICH THE FUNDS MAY INVEST ...................           A-1

                             INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of each fund of the IDEX Mutual Funds, the principal types of securities in which each fund will invest, and the policies and practices of each fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.


There can be no assurance that a fund will, in fact, achieve its objective. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.


INVESTMENT RESTRICTIONS, POLICIES
AND PRACTICES


As indicated in the prospectus, each fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy.

INVESTMENT RESTRICTIONS OF
IDEX JENNISON EQUITY OPPORTUNITY
(formerly IDEX C.A.S.E. Growth)

IDEX Jennison Equity Opportunity may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

      2. Invest 25% or more of the value of the fund's assets in any particular industry (other than government securities);

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund;

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions; and

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

      (B) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

      (C) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

      (D) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

      (E) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act;

      (F) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.
Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

      (G) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

      (H) The fund may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and

      (I) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX GREAT COMPANIES -- AMERICA(SM) AND
IDEX GREAT COMPANIES -- TECHNOLOGY(SM)

Each fund may not, as a matter of fundamental policy:

      1. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of fund securities, it may technically be deemed to be an underwriter under certain securities laws;

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

      3. Buy or sell physical commodities (but this shall not prevent the fund from entering into futures contracts and options thereon);

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

      5. Borrow money or pledge, mortgage or hypothecate any of its assets except that the fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the fund's total assets when the borrowing is made;

      6. Issue any senior security except to the extent that senior securities may be deemed to arise from bank borrowings and purchases of government securities on a "when-issued" or "delayed delivery" basis, as described in the prospectus;

      7. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

Furthermore, each fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder or policyowner approval:

      (A) Each fund may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box;"

      (B) Each fund may not participate on a "joint" or "joint and several" basis in any trading account in securities; and

      (C) Each fund may not invest in securities of other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or offer of exchange.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

IDEX RESTRICTIONS OF
IDEX GOLDMAN SACHS GROWTH

IDEX Goldman Sachs Growth may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

      2. Borrow money except (a) the fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3 of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of fund securities,
(d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in mortgage dollar rolls which are accounted for as financings;

      3. Purchase or sell physical commodities (but this shall not prevent the fund from investing in currency and financial instruments and contracts that are commodities or commodity contracts);

      4. Invest more than 25% of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

      5. Make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and
(c) loans of securities as permitted by applicable law;

      6. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

      7. Issue senior securities, except as permitted by the 1940 Act; and

      8. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.

Furthermore, the fund has adopted the following non-fundamental restrictions which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not invest in companies for the purpose of exercising control or management;

      (B) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act;

      (C) The fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's assets exceed $40,000,000; and

      (D) The fund may not make short sales of securities, except short sales "against the box."

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX JCC GROWTH AND
IDEX JCC FLEXIBLE INCOME

IDEX JCC Growth and IDEX JCC Flexible Income each may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer;

      2. Invest more than 25% of the value of its assets in any particular industry (other than government securities);

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

      5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund;

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions; and

      8. Issue senior securities, except as permitted by the 1940 Act.

As a fundamental policy governing concentration, the fund will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

Furthermore, each fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

      (A) A fund may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

      (B) A fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

      (C) A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short;

      (D) A fund may not purchase securities on margin, except that each fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

      (E) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), or any successor to such Rule, Section 4(2) commercial paper or any securities which the Board of Trustees or the investment sub-adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act;

      (F) A fund may not invest in companies for the purpose of exercising control or management;

      (G) A fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization; and

      (H) A fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the funds may own debt or equity securities of companies engaged in those businesses. In making all investments for IDEX JCC Flexible Income, the sub-adviser will emphasize economic or financial factors or circumstances of the issuer, rather than opportunities for short-term arbitrage.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX NWQ VALUE EQUITY

IDEX NWQ Value Equity may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase
(a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

      2. Invest 25% or more of the value of the fund's total assets in any particular industry (other than U.S. government securities);

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund;

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 10% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The fund may not purchase additional securities when borrowings exceed 5% of total assets. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions; and

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

      (B) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

      (C) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

      (D) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

      (E) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act;

      (F) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

      (G) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

      (H) The fund may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and

      (I) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX SALOMON ALL CAP

IDEX Salomon All Cap may not, as a matter of fundamental policy:

      1. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts; however, the fund may: (a) purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable or holding or selling real estate received in connection with securities it holds; and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts;

      2. Invest more than 25% of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

      3. Borrow money, except that the fund may borrow from banks for investment purposes up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. The fund may borrow for temporary or emergency purposes an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing;

      4. Issue senior securities, except as permitted by the 1940 Act;

      5. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective; and

      6. Make loans, except that the fund may purchase debt obligations in which the fund may invest consistent with its investment objectives and policies or enter into, and make loans of, its portfolio securities, as permitted under the 1940 Act.

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act;

      (B) The fund may not invest in companies for the purpose of exercising control or management; and

      (C) The fund may not sell securities short except short sales "against the box."

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX TRANSAMERICA SMALL COMPANY
AND IDEX TRANSAMERICA EQUITY

Each fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceed 5% of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

      2. Borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of the fund's total assets, the fund will not make any additional investments;

      3. Lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33.33% of the fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes;

      4. Purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

      5. Purchase more than 10% of the voting securities of any one issuer, or more than 10% of the oustanding securities of any class of issuer, except that
(a) this limitation is not applicable to the fund's investments in government securities and (b) up to 25% of the value of the assets of the fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act;

      6. Invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry, including non-domestic banks or any foreign government. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities;

      7. Underwrite any issue of securities, except to the extent that the sale of securities in accordance with the fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the fund may acquire securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the 1933 Act;

      8. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer;

      9. Make short sales of securities or maintain a short position unless, at all times when a short position is open, the fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

      10. Purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the fund;

      11. Invest in commodities, except that the fund may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the prospectus;

      12. Issue senior securities, except to the extent that senior securities may be deemed to arise from bank borrowings and purchases of government securities on a "when-issued" or "delayed delivery" basis, as described in the prospectus.

Furthermore, the funds have adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the fund's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the fund's total assets would be invested in the securities of any one investment company; or (c) the fund would own more than 3% of the total outstanding voting securities of any investment company.

      (B) The fund may not invest in companies for the purposes of exercising control or management.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX ALGER AGGRESSIVE GROWTH

IDEX Alger Aggressive Growth may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

      2. Purchase any securities that would cause more than 25% of the value of the fund's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities;

      3. Purchase or sell real estate or real estate limited partnerships, except that the fund may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate;

      4. Invest in commodities, except that the fund may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in aggregate initial margin and premiums;

      5. Make loans to others, except through purchasing qualified debt obligations, lending fund securities or entering into repurchase agreements;

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities;

      7. Borrow money, except that the fund may borrow from banks for investment purposes as set forth in the prospectus and may also engage in reverse repurchase agreements. Immediately after any borrowing, including reverse repurchase agreements, the fund will maintain asset coverage of not less than 300% with respect to all borrowings; and

      8. Issue senior securities, except that the fund may borrow from banks for investment purposes so long as the fund maintains the required coverage.

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the funds without shareholder approval:

      (A) The fund may not sell securities short or purchase securities on margin, except that the fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box;"

      (B) The fund may not pledge, hypothecate, mortgage or otherwise encumber more than 15% of the value of the fund's total assets except in connection with borrowings described in number 7 above. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis;

      (C) The fund may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

      (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

      (E) The fund may not invest in companies for the purpose of exercising control or management; and

      (F) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX JCC CAPITAL APPRECIATION
AND IDEX JCC BALANCED

IDEX JCC Capital Appreciation and IDEX JCC Balanced each may not, as a matter of fundamental policy:

      1. With respect to 75% of its total assets in the case of IDEX JCC Balanced, and 50% of its total assets in the case of IDEX JCC Capital Appreciation, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of such fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer. With respect to the remaining 50% of the value of its total assets, IDEX JCC Capital Appreciation may invest in the securities of as few as two issuers;

      2. Invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities);

      3. Invest directly in real estate or interests in real estate; however, a fund may own debt or equity securities issued by companies engaged in those businesses;

      4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent a fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements);

      6. Act as underwriter of securities issued by others, except to the extent that a fund may be deemed an underwriter in connection with the disposition of portfolio securities of that fund;

      7. The fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will reduce within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, and the segregation of assets in connection with such contracts; and

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the funds have adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

      (A) A fund may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such fund's commitments under outstanding futures contracts positions of that fund's would exceed the market value of its total assets;

      (B) A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short;

      (C) A fund may not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin;

      (D) A fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations
(i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

      (E) A fund may not mortgage or pledge any securities owned or held by a fund in amounts that exceed, in the aggregate, 15% of that fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts;

      (F) A fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

      (G) A fund may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the fund's investment adviser or sub-adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation;

      (H) A fund may not invest in companies for the purpose of exercising control or management; and

      (I) With respect to IDEX JCC Balanced only, at least 25% of the total assets of that fund will normally be invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX MUNDER Net50

IDEX Munder Net50 may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

      2. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

      4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements);

      5. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of the fund's portfolio securities;

      6. Borrow money but the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its respective total assets (including the amount borrowed) less liabilities (other than borrowings). If the borrowings exceed 25% of the value of the fund's total assets by reason of a decline in net assets, the fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      7. Issue senior securities, except to the extent that senior securities may be deemed to arise from bank borrowings and purchases of government securities on a "when issued" or "delayed delivery" basis, as described in this SAI.

Furthermore, the fund has adopted the following non-fundamental restrictions which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not sell securities short, except short sales "against the box;"

      (B) The fund may not participate on a "joint" or "joint and several" basis in any trading account in securities;

      (C) The fund may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940, and the rules and regulations thereunder and with the next paragraph.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX PILGRIM BAXTER MID CAP GROWTH

IDEX Pilgrim Baxter Mid Cap Growth may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

      2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 10% of the value of the fund's total assets. This borrowing provision is included solely to facilitate the orderly sale of fund securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the fund's total assets will be repaid before making investments;

      3. Make loans, except that the fund, in accordance with its investment objectives and policies, may purchase or hold debt securities, and enter into repurchase agreements as described in the fund's prospectus and this SAI;

      4. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodity contracts, except that this shall not prevent the fund from (i) investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein, pursuant to the fund's investment objective and policies, and (ii) entering into futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the fund's total assets (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under the Commodities Futures Trading Commission regulations, may be excluded in computing the 5% limit. The fund (as a matter of operating policy) will utilize only listed futures contracts and options thereon;

      5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a fund security;

      6. Issue senior securities, except as permitted by the 1940 Act; and

      7. Invest more than 25% of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not invest in companies for the purpose of exercising control;

      (B) The fund may not pledge, mortgage or hypothecate assets, except (i) to secure temporary borrowings as permitted by the fund's limitation on permitted borrowings, or (ii) in connection with permitted transactions regarding options and futures contracts;

      (C) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act; and

      (D) The fund may not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

With respect to restriction 7 above, the fund may use (with the consent of the Investment Adviser) industry classifications reflected by Bloomberg Sub-Groups for the communications equipment, electronic components and accessories, and the computer and other data processing service sectors, if applicable at the time of determination.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX PILGRIM BAXTER TECHNOLOGY

The fund may not, as a matter of fundamental policy:

      1. Make loans, except that each fund, in accordance with its investment objectives and policies, may (i) purchase debt instruments, and (ii) enter into repurchase agreements;

      2. Act as an underwriter of securities of other issuers, except as it may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities;

      3. Purchase or sell commodities or commodity contracts, except that, in accordance with its investment objective and policies may: (i) invest in readily marketable securities of issuers which invest or engage in such activities; and (ii) enter into forward contracts, futures contracts and options thereon;

      4. Purchase or sell real estate, or real estate partnership interests, except that this limitation shall not prevent the fund from investing directly or indirectly in readily marketable securities of issuers which can invest in real estate, institutions that issue mortgages, or real estate investment trusts which deal with real estate or interests therein;

      5. Issue senior securities, except as permitted by the 1940 Act;

      6. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the fund's total assets. This borrowing provision is intended to facilitate the orderly sale of fund securities to accomodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings in excess of 5% of the fund's total assets will be repaid before making investments;

      7. Invest in companies for the purpose of exercising control;

      8. Pledge, mortgage or hypothecate assets, except (i) to secure temporary borrowings permitted by the fund's limitation on permitted borrowings, or (ii) in connection with permitted transactions regarding options and futures contracts;

      9. Make short sales of securities, maintain a short position or purchase securities on margin, except that the fund may (i) obtain short-term credits as necessary for the clearance of security transactions and (ii) establish margin accounts as may be necessary in connection with the fund's use of options and futures contracts;

      10. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder;

      11. Invest in interests in oil, gas or other mineral exploration or development programs.

The foregoing percentages will apply at the time of the purchase of a security.


Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without a vote of shareholders:

The fund may not:

      1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid;

      2. Purchase or sell puts, calls, straddles, spreads, and any combination thereof, if by reason thereof, the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX TRANSAMERICA SMALL COMPANY
AND IDEX TRANSAMERICA EQUITY

Each fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceed 5% of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

      2. Borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of the fund's total assets, the fund will not make any additional investments;

      3. Lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33.33% of the fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes;

      4. Purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

      5. Purchase more than 10% of the voting securities of any one issuer, or more than 10% of the oustanding securities of any class of issuer, except that
(a) this limitation is not applicable to the fund's investments in government securities and (b) up to 25% of the value of the assets of the fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act;

      6. Invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry, including non-domestic banks or any foreign government. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities;

      7. Underwrite any issue of securities, except to the extent that the sale of securities in accordance with the fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the fund may acquire securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the 1933 Act;

      8. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer;

      9. Make short sales of securities or maintain a short position unless, at all times when a short position is open, the fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

      10. Purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the fund;

      11. Invest in commodities, except that the fund may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the prospectus;

      12. Issue senior securities, except to the extent that senior securities may be deemed to arise from bank borrowings and purchases of government securities on a "when-issued" or "delayed delivery" basis, as described in the prospectus.

Furthermore, the funds have adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the fund's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the fund's total assets would be invested in the securities of any one investment company; or (c) the fund would own more than 3% of the total outstanding voting securities of any investment company;

      (B) The fund may not invest in companies for the purposes of exercising control or management.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX T. ROWE PRICE SMALL CAP AND
IDEX T. ROWE PRICE DIVIDEND GROWTH

IDEX T. Rowe Price Small Cap and IDEX T. Rowe Price Dividend Growth each may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

      2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3 of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3 of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3 limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts;

      3. Purchase or sell physical commodities (but this shall not prevent the fund from entering into future contracts and options thereon);

      4. Invest more than 25% of the fund's total assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit;

      5. Make loans, although the funds may lend fund securities provided that the aggregate of such loans do not exceed 33 1/3 of the value of the fund's total assets. The fund may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt;

      6. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

      7. Issue senior securities, except as permitted by the 1940 Act; and

      8. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.

      Furthermore, the funds have adopted the following non-fundamental restrictions which may be changed by the Board of Trustees of the funds without shareholder approval:

      (A) A fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's net assets exceed $40,000,000;

      (B) A fund may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

      (C) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act;

      (D) A fund may not invest in companies for the purpose of exercising control or management;

      (E) A fund may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds;

      (F) A fund may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of fund securities; and
(ii) it may make margin deposits in connection with futures contracts or other permissible investments;

      (G) A fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 of the fund's total assets at the time of borrowing or investment; and

      (H) A fund may not sell securities short, except short sales "against the box".

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX GABELLI GLOBAL GROWTH

IDEX Gabelli Global Growth may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "Government Securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

      2. Issue senior securities, except to the extent that senior securities may be deemed to arise from bank borrowings and purchases of government securities on a "when-issued" or "delayed delivery" basis, as described in the prospectus;

      3. Borrow money except (a) the portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements, (b) the portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes (not for leveraging or borrowing), (c) or pledge its assets other than to secure such issuances or in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies;

      4. Make loans except (i) by purchasing fixed-income securities and or by entering into repurchase agreements or (ii) by lending the portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

      5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

      6. Invest in companies for the purpose of exercising control or management;

      7. Invest directly in real estate or interests in real estate, including limited partnership interests; however the portfolio may own debt or equity securities issued by companies engaged in those businesses;

      8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

      9. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees of the Fund without shareholder or policyowner approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act;

      (B) The fund may not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities;

      (C) The fund may not purchase securities on margin, provided that the fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the fund may make margin deposits in connection with its use of financial futures, forward contracts, or derivative instruments.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX GE INTERNATIONAL EQUITY
(formerly IDEX GE/Scottish Equitable
International Equity)

IDEX GE International Equity may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase
(a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

      2. Invest 25% or more of the value of the fund's total assets in any particular industry (other than U.S. government securities). For purposes of this restriction, the term industry shall include (a) the government of any one country other than the U.S., but not the U.S. government and (b) all supranational organizations;

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses;

      5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund;

      6. Lend any security or make any other loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3 of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3 of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3 limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions; and

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

      (B) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

      (C) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

      (D) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

      (E) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act;

      (F) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization. The fund may also invest in the GEI Short-Term Investment Fund, an investment fund advised by GE Asset Management Incorporated ("GEAM"), created specifically to serve as a vehicle for the collective investment of cash balances of the fund and other accounts advised by GEAM or General Electric Investment Corporation. Investments in GEI Short-Term Investment Fund are not considered investments in another investment company for the purposes of this restriction;

      (G) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses; and

      (H) The fund may not invest in companies for the purpose of exercising control or management.

With respect to investment restriction No. 2 above, the fund may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other fund holdings the fund may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg, Inc. In addition, the fund may select its own industry classifications, provided such classifications are reasonable.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX GREAT COMPANIES -- GLOBAL(2)

IDEX Great Companies - Global(2) may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets. Or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

      4. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities;

      7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts;

      8. Issue senior securities, except to the extent that senior securities may be deemed to arise from bank borrowings and purchases of government securities on a "when-issued" or "delayed delivery" basis, as described in the prospectus.

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees of the Fund without shareholder or policyowner approval:

      (A) The fund may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

      (B) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

      (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

      (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

Limitations (i) and (ii) do no apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

      (E) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts;

      (F) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act;

      (G) The fund may not invest in companies for the purpose of exercising control or management. In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectves, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX JCC GLOBAL
(This fund is closed to new investors effective September 1, 2000.)

IDEX JCC Global may not, as a matter of fundamental policy:

      1. Own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets;

      2. Invest more than 25% of the value of its assets in any particular industry (other than government securities);

      3. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

      4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts; and

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

      (B) The fund may not sell securities short, unless it owns or has the right, without the payment of any additional compensation, to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

      (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

      (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

      (E) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

      (F) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

      (G) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees have made a determination as to liquidity, as permitted under the 1940 Act; and

      (H) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX GE U.S. EQUITY

IDEX GE U.S. Equity may not, as a matter of fundamental policy:

      1. Borrow money, except that a fund may enter into reverse repurchase agreements and may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of a fund's total assets are outstanding, the fund will not make any additional investments;

      2. Lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the fund's total assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes;


      3. Purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

      4. Purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that
(a) this limitation is not applicable to a fund's investments in Government Securities and (b) up to 25% of the value of the assets of the fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

      5. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supra-national organizations;

      6. Underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the fund may acquire securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended;

      7. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations in the event of a default by that issuer;

      8. Make short sales of securities or maintain a short position, unless at all times when a short position is open, the fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

      9. Purchase securities on margin, except that a fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a fund;

      10. Invest in commodities, except that each non-money market fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus;

      11. Invest in companies for the purpose of exercising control or management;

      12. Issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted herein.

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees of the Fund without shareholder approval:

      (A) The fund may not purchase illiquid securities if more than 15% of the net assets of the fund would be invested in illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a fund within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities;

      (B) The fund may not purchase restricted securities if more than 10% of the total assets of the fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), that have been determined to be liquid by the Trust's Board of Trustees based upon the trading markets for the securities;

      (C) The fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange except as otherwise permitted under the 1940 Act. Investments by the fund in GEI Short-Term Investment Fund, a private investment fund advised by GE Asset Management Incorporated ("GEAM"), created specifically to serve as a vehicle for the collective investment of cash balances of the fund and other accounts advised by GEAM or General Electric Investment Corporation ("GEIC"), are not subject to this restriction, pursuant to and in accordance with necessary regulatory approvals.

The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of investment restriction number 5, the fund may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the fund may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the fund may select its own industry classifications, provided such classifications are reasonable.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX JCC GROWTH & INCOME

IDEX JCC Growth & Income may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and government securities as defined in the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

      2. Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities). For purposes of this limitation only, industrial development bonds issued by nongovernmental users shall not be deemed to be municipal obligations. Industrial development bonds shall be classified according to the industry of the entity that has the ultimate responsibility for the payment of principal and interest on the obligation;

      3. Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses;

      4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

      5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements);

      6. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of the fund's portfolio securities;

      7. Borrow money but the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its respective total assets (including the amount borrowed) less liabilities (other than borrowings). If the borrowings exceed 25% of the value of the fund's total assets by reason of a decline in net assets, the fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

In addition to the above, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX DEAN ASSET ALLOCATION

IDEX Dean Asset Allocation may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer;

      2. Invest more than 25% of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

      3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the fund from investing in securities or other instruments backed by physical commodities);

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities);

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation; and

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward and futures contracts are not deemed to constitute selling securities short;

      (B) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

      (C) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

      (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts;

      (E) The fund may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

      (F) The fund may not invest in companies for the purpose of exercising control or management; and

      (G) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX LKCM STRATEGIC TOTAL RETURN

IDEX LKCM Strategic Total Return may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer;

      2. Invest more than 25% of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example: gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

      3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

      4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by physical commodities);

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities);

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation; and

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply in the case of assets deposited to margin or guarantee positions in options, futures contracts and options on futures contracts or placed in a segregated account in connection with such contracts;

      (B) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

      (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

      (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

      (E) The fund may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

      (F) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act;

      (G) The fund may not invest in companies for the purpose of exercising control or management; and

      (H) The fund may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 10% of the fund's total assets would be invested in such securities.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX AEGON INCOME PLUS

IDEX AEGON Income Plus may not, as a matter of fundamental policy:

      1. Borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed one-third of the current value of the fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced within 3 business days to the extent necessary to comply with the limitation. The fund will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding;

      2. Pledge assets, except that the fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with paragraph 1 above. Initial margin deposits under interest rate futures contracts, which are made to guarantee the fund's performance under such contracts, shall not be deemed a pledging of fund assets for the purpose of this investment restriction. As a matter of non-fundamental operating policy, in order to permit the sale of shares of the fund under certain state laws, the fund will not pledge its assets in excess of an amount equal to 10% of its net assets unless such state restrictions are changed;

      3. Invest more than 25% of its assets, measured at the time of investment, in a single industry (which term shall not include governments or their political subdivisions), outside the industries of the fund's public utilities portfolio concentration, except that the fund may, for temporary defensive purposes, invest more than 25% of its total assets in the obligations of banks;

      4. Purchase the securities (other than government securities) of any issuer if, as a result, more than 5% of the fund's total assets would be invested in the securities of such issuer, provided that up to 25% of the fund's total net assets may be invested without regard to this 5% limitation and in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of total fund assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation;

      5. Invest in mineral leases;

      6. Invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund's total assets in bank time deposits with maturities of from 2 business days through 7 calendar days;

      7. Issue senior securities, except to the extent that senior securities may be deemed to arise from bank borrowings and purchases of government securities on a "when-issued" or "delayed delivery" basis, as described in the prospectus;

      8. Underwrite any issue of securities, except to the extent the fund may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the fund may purchase securities directly from the issuers thereof for investment in accordance with the fund's investment objective and policies;

      9. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell interest rate futures contracts for hedging purposes as set forth in the prospectus;

      10. Purchase securities on margin or sell "short," but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (Initial and maintenance margin deposits and payment with respect to interest rate futures contracts are not considered the purchase of securities on margin);

      11. Purchase or retain the securities of any issuer, if, to the fund's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities;

      12. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company;

      13. Make loans, except to the extent the purchase of notes, bonds, bankers' acceptances or other evidence of indebtedness or the entry into repurchase agreements or deposits (including time deposits and certificates of deposit) with banks may be considered loans;

      14. Invest in companies for the purpose of exercising management control;


      15. Invest in oil, gas or other mineral exploration or development programs;

      16. Purchase or hold any real estate or mortgage loans thereon, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein; and

      17. Purchase the securities (other than government securities) of any issuer if, as a result, the fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer; for this purpose, all debt obligations of an issuer, and all shares of stock of an issuer other than common stock, are treated as a single class of securities.

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

      (A) Write or purchase put, call, straddle or spread options, or combinations thereof;

      (B) Invest more than 10% of its net assets in illiquid securities;

      (C) Invest in real estate limited partnerships;

      (D) Invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and

      (E) Purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund's net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund's net assets, (b) which are not for hedging purposes only, or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act, (ii) by the Commodity Futures Trading Commission ("CFTC") for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, or (iii) by state securities commissioners or administrators in the states in which the fund's shares have been qualified for public offering.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX FEDERATED TAX EXEMPT
(formerly IDEX AEGON
Tax Exempt)

IDEX Federated Tax Exempt may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

      2. Underwrite any issue of securities, except to the extent the fund may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the fund may purchase Municipal Obligations directly from the issuers thereof for investment in accordance with the fund's investment objective and policies;

      3. Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the fund may invest more than 25% of the value of its assets in industrial development bonds. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. As to industrial development bonds, the fund may purchase securities of an issuer resulting in the ownership of more than 25% of the fund's assets in one industry, and the fund reserves the right to invest more than 25% of its assets in industrial development bonds in the same state;

      4. Purchase securities on margin or sell "short," but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      5. Purchase or hold any real estate or mortgage loans thereon, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein;

      6. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company;

      7. Make loans, except to the extent the purchase of notes, bonds, or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans;

      8. Invest in companies for the purpose of exercising management or control;

      9. The fund may not purchase or sell physical commodities, provided that the fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities; and

      10. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding one-third of the current value of the fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed at the time the borrowing is made). For purposes of this limitation, reverse repurchase agreements would not constitute borrowings.

Furthermore, the fund has adopted the following non-fundamental restrictions which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities elegible for resale pursuant to Rule 144A under the 1933 or any other securities as to which a determination as to liquidity has been made pursuant to quidelines adopted by the Board of Trustees as permitted under the 1940 Act;

      (B) The fund may not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities;

      (C) The fund may not purchase securities on margin, provided that the fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, the fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect.

As a matter of fundamental policy, the fund will invest 80% of its assets in tax exempt securities that are not subject to alternate minimum tax. Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of the net assets of any of the funds will not result in a violation of such restriction. Additional limitations on borrowing that are imposed by state law and regulations may apply.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).


                   OTHER POLICIES AND PRACTICES OF THE FUNDS

FUTURES, OPTIONS AND OTHER
DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each fund's investment restrictions and policies.

Futures Contracts. A fund may enter into futures contracts. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. The IDEX AEGON Income Plus may enter into interest rate futures contracts. These contracts are for the purchase or sale of fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

When a fund buys or sells a futures contract, it must receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts may be made to attempt to hedge against potential changes in interest or currency exchange rates, or the price of a security or a securities index which might correlate with, or otherwise adversely affect, either the value of the fund's securities or the prices of securities which the fund is considering buying at a later date.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FTCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or liquid assets by the fund's custodian for the benefit of the FTCM. Initial margin payments are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with the FTCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FTCM that holds margin on behalf of a fund, that fund may be entitled to return of the margin owed to such fund only in proportion to the amount received by the FTCM's other customers. The fund's sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FTCMs with which a fund does business and by segregating margin payments with the custodian.

Although a fund would segregate with the custodian cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a fund's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, such fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when a fund holds or is considering purchasing equity or debt securities and seeks to protect itself from fluctuations in prices or interest rates without buying or selling those securities. For example, if stock or debt prices were expected to decrease, a fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the fund by a corresponding increase in the value of the futures contract position held by that fund and thereby preventing the fund's net asset value from declining as much as it otherwise would have.

Similarly, if interest rates were expected to rise, a fund might sell bond index futures contracts, thereby hoping to offset a potential decline in the value of debt securities in the fund by a corresponding increase in the value of the futures contract position held by the fund. A fund also could seek to protect against potential price declines by selling fund securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a fund to maintain a defensive position without having to sell fund securities.

Likewise, when prices of equity securities are expected to increase, or interest rates are expected to fall, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a fund could take advantage of the potential rise in the value of equity or debt securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and such fund could buy equity or debt securities on the cash market. To the extent a fund enters into futures contracts for this purpose, the segregated assets maintained to cover such fund's obligations (with respect to futures contracts) will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that fund.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions.

First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets.

Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted.

Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the fund manager still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each of the funds that invests in such contracts believes that their use will benefit the fund, if the fund sub-adviser's investment judgment proves incorrect, the fund's overall performance could be worse than if the fund had not entered into futures contracts.

For example, if a fund has hedged against the effects of a possible decrease in prices of securities held in its fund and prices increase instead, that fund may lose part or all of the benefit of the increased value of the securities because of offsetting losses in the fund's futures positions. In addition, if a fund has insufficient cash, it may have to sell securities from its fund to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a fund will not exactly match that fund's current or potential investments. A fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests. For example, by hedging investments in fund securities with a futures contract based on a broad index of securities may involve a risk that the futures position will not correlate precisely with such performance of the fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a fund's investments. Futures prices are affected by factors such as: current and anticipated short-term interest rates; changes in volatility of the underlying instruments; and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices.

Imperfect correlations between a fund's investments and its futures positions may also result from: differing levels of demand in the futures markets and the securities markets; from structural differences in how futures and securities are traded; and from imposition of daily price fluctuation limits for futures contracts.

A fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities. This may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or may result in losses that are not offset by the gains in that fund's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time.

In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such fund's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities, or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract. This is accomplished by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

If applicable, each fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. The funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. In addition, the funds may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

IDEX Alger Aggressive Growth may not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of IDEX Alger Aggressive Growth's total assets (taken at current value); however, in the case of an option that is "in-the-money" at the time of the purchase, the "in-the-money" amount may be excluded in calculating the 5% limitation. An "in-the-money" call option is any whose strike price is lower than the current price of the underlying stock. (The strike price per share for which the underlying stock may be purchased (in the case of a call) by the option buyer upon exercise of the option contract.)

Options on Futures Contracts. A fund may buy and write put and call options on futures contracts. An option on a futures contract gives a fund the right (but not the obligation) to buy or sell the contract at a specified price on or before a specified date. Transactions in options on futures contracts may be made to attempt to hedge against potential changes in interest rates or currency exchange rates, or the price of a security or a securities index which might correlate with, or otherwise adversely affect, either the value of the fund's securities or the prices of securities which the fund is considering buying at a later date. Transactions in options on future contracts will not be made for speculation.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such fund's holdings.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that fund is considering buying.

If a call or put option a fund has written is exercised, such fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its fund securities and changes in the value of the futures positions, that fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of fund securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on fund securities. For example, a fund may buy a put option on a futures contract to hedge its fund securities against the risk of falling prices or rising interest rates.

The amount of risk a fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Options on Securities. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than IDEX Federated Tax Exempt and IDEX AEGON Income Plus, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a fund is "covered" if the fund: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price with its custodian; or (ii) continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the custodian).

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by a fund is "covered" if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash with its custodian) upon conversion or exchange of other securities held in its fund. A call option written by a fund is also deemed to be covered: (i) if that fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written; (ii) in the case of a call on a stock index, if the fund owns a fund of securities substantially replicating the movement of the index underlying the call option; or (iii) if at the time the call is written an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned securities is segregated with the custodian.

A fund may also write call options that are not covered for cross-hedging purposes. A fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the fund manager believes that writing the option would achieve the desired hedge.

If a put or call option written by a fund were exercised, the fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. A fund retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium.

This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the fund to write another put option to the extent that the exercise price thereof is secured by other deposited liquid assets. Effecting a closing transaction also will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other fund investments. If a fund desires to sell a particular security on which the fund has written a call option, such fund will effect a closing transaction prior to or concurrent with the sale of the security.

A fund will realize a profit from a closing transaction if the price of a purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a fund may not be able to effect closing transactions in particular options and that fund would have to exercise the options in order to realize any profit. If a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). In that case, the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A fund may, subject to its investment restrictions, write options in connection with buy-and-write transactions. In other words, the fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

Buy-and-write transactions using "in-the-money" call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using "at-the-money" call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using "out-of-the-money" call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

If the call options are exercised in such transactions, the fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a fund may elect to close the position or take delivery of the security at the exercise price and that fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A fund may buy put options to hedge against a decline in the value of its fund. By using put options in this way, a fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that fund.

In purchasing an option, a fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid. The fund would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option purchased by a fund were permitted to expire without being sold or exercised, the fund would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

In addition to options on securities, a fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, a fund is obligated, in return for the premium received, to make delivery of this amount. A fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A fund will not purchase these options unless a fund's sub-adviser is satisfied with the development, depth and liquidity of the market and believes the options can be closed out.

Price movements in a fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of its sub-adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, a fund's sub-adviser may be forced to liquidate fund securities to meet settlement obligations.

The amount of risk a fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Options on Foreign Currencies. Subject to any investment restrictions, a fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

A fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

They may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A fund also may hedge some or all of its investments denominated in foreign currency, or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar. This is accomplished by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its fund securities denominated in that currency ("position hedge"), or by participating in options or futures contracts with respect to the currency.

A fund also may enter into a forward currency contract with respect to a currency where such fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the fund's sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

These types of hedging seek to minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of, or rates of return on, a fund's foreign currency denominated fund securities.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a fund's currency exposure from one foreign currency to another removes that fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such fund if the fund's sub-adviser's position projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a fund than if it had not entered into such contracts.

A fund will cover outstanding forward currency contracts by maintaining liquid fund securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a fund is not able to cover its forward currency positions with underlying fund securities, its custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of a fund's commitments with respect to such contracts.

As an alternative to segregating assets, a fund may buy call options permitting the fund to buy the amount of foreign currency being hedged by a forward sale contract, or a fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

Swaps and Swap-Related Products. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

The funds do not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives, although none of the funds presently intends to engage in such transactions in excess of 5% of its total assets. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

Index Options. In seeking to hedge all or a portion of its investments, a fund may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the funds. The funds with such option writing authority may write only covered options. A fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery on an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a fund realizes a gain or loss from the purchase of writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a fund of options on securities indices is subject to the sub-adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that a fund engage in such a transaction.


WEBS and Other Index-Related Securities. Subject to limitations under the 1940 Act, a fund may invest in shares of an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. The funds also may invest in the CountryBaskets Index Fund, Inc., or another fund the shares of which are the substantial equivalent of WEBS. A fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund.


Euro Instruments. The funds may each make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

Special Investment Considerations and Risks. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregated assets generally may not be disposed of for so long as a fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

SOVEREIGN DEBT SECURITIES
(IDEX GABELLI GLOBAL GROWTH)

The IDEX Gabelli Global Growth portfolio may invest in securities issued or guaranteed by any country and denominated in any currency. The fund expects that it generally will invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments and other foreign governmental laws.

The fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The fund will not invest more than 25% of its assets in the securities of supranational entities.

OTHER INVESTMENT COMPANIES

Subject to its investment restrictions, a fund may invest in securities issued by other investment companies as permitted. A fund may indirectly bear a portion of any investment advisory fees and expenses paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.

GEI Short-Term Investment Fund

The IDEX GE International Equity fund and IDEX GE U.S. Equity fund may invest in the GEI Short-Term Investment Fund (the "Investment Fund"), an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of accounts advised by GEAM or its affiliate, GEIC. The Investment Fund invests exclusively in certain money market instruments. More particularly, the Investment Fund may invest in: (i) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities,
(ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities,
(vi) debt securities issued by foreign issuers and (vii) repurchase agreements. The Investment Fund is advised by GEAM. No advisory fee is charged by GEAM to the Investment Fund, nor will the IDEX GE International Equity fund and IDEX GE U.S. Equity fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. There may be a duplication of certain other fees and expenses.

WHEN-ISSUED, DELAYED SETTLEMENT AND
FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions.

The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securites it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                 RISK FACTORS

At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND
STEP COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. The IDEX JCC Flexible Income may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

INCOME PRODUCING SECURITIES

IDEX JCC Flexible Income focuses its investments in income-producing securities.

IDEX JCC Flexible Income will purchase defaulted securities only when the sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

      Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

      Disposition of Fund Securities. IDEX JCC Flexible Income generally intends to purchase securities for which its sub-adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. IDEX JCC Flexible Income will limit its holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit IDEX JCC Flexible Income's ability to readily dispose of its securities to meet redemptions.

      Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the IDEX JCC Flexible Income.

Other types of income producing securities that the funds may purchase include, but are not limited to, the following:

      Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

      Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

      Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

      Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The funds will not invest more than 5% of their respective assets in inverse floaters.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

o Risk Factors

      These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates.

LENDING OF FUND SECURITIES

Subject to any applicable investment restriction relating to lending, a fund may lend securities from its portfolio. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; b) a fund must receive any dividends or interest paid by the issuer on such securities; c) a fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and d) a fund must receive either interest from the investment of collateral or a fixed fee from the borrower. Securities loaned by a fund remain subject to fluctuations in market value. A fund may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a fund may experience delays in, or be prevented from, recovering the collateral. During a period that a fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A fund may also incur expenses in enforcing its rights. If a fund has sold the loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase. A fund will not lend securities to any adviser or sub-adviser to the funds or their affiliates. By lending its securities, a fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. government securities are used as collateral.

JOINT TRADING ACCOUNTS


IDEX JCC Growth, IDEX JCC Global, IDEX JCC Flexible Income and IDEX JCC Growth & Income, IDEX JCC Balanced, IDEX JCC Capital Appreciation, and other clients of Janus and its affiliates, may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Trustees must approve the participation of each of these funds in these joint trading accounts and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to Janus and certain of its affiliates by the SEC. All joint account participants, including these funds, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the funds in withdrawing their assets from joint trading accounts.

ILLIQUID SECURITIES

Subject to its investment restrictions, a fund may invest its assets in illiquid securities (i.e., securities that are not readily marketable). The Board of Trustees has authorized the sub-advisers to make liquidity determinations with respect to its securities, including Rule 144A securities, commercial paper and municipal lease obligations in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the sub-adviser will consider the following factors in determining whether a Rule 144A security or a municipal lease obligation is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and
4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. With respect to municipal lease obligations, the sub-adviser of IDEX Federated Tax Exempt and IDEX JCC Flexible Income will also consider factors unique to municipal lease obligations including the general creditworthiness of the municipality, the importance of the property covered by the lease obligation and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the fund. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A fund may be restricted in its ability to sell such securities at a time when the sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

SECURITIES SUBJECT TO REORGANIZATION
(IDEX GABELLI GLOBAL GROWTH)

The IDEX Gabelli Global Growth fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of Gabelli, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.

Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the sub-adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and the dynamics and business climate when the offer of the proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the portfolio thereby increasing its brokerage and other transaction expenses. Gabelli intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

REPURCHASE AND REVERSE REPURCHASE
AGREEMENTS


Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. Reverse repurchase agreements are also subject to the applicable restrictions regarding senior securities. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees. In addition, the funds currently intend to invest primarily in repurchase agreements collateralized by cash, U.S. government securities, or money market instruments whose value equals at least 100% of the repurchase price, marked-to-market daily.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds' custodian to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy and that have been reviewed by the Board of Trustees.

The IDEX Goldman Sachs Growth may, together with other registered investment companies managed by GSAM or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

Each of the funds may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the funds.

The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. government.

The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. government.

Each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as a fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, some of a fund's higher yielding mortgage-backed securities may be converted to cash. That fund will then be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Mortgage and asset-backed securities may have periodic income payments or may pay interest at maturity (as is the case with Treasury bills or zero-coupon bonds).

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor or guarantor of the security and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

HIGH YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.


Valuation risks. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.


The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.


Liquidity risks. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.


Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing

Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

MONEY MARKET RESERVES
(IDEX T. Rowe Price Small Cap and
IDEX T. Rowe Price Dividend Growth)

It is expected that these funds will invest their cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. The Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate pursuant to an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29,
1997).

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. To that end, the RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating from at least one Nationally Recognized Statistical Rating Organization. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the funds. While the RIF does not pay an advisory fee to the investment manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in the RIF or GRIF to the extent it is consistent with their objectives and programs and the terms of the Exemptive Order issued by the SEC.


The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Investing in these securities may result in duplication of certain fees and expenses.


TURNOVER RATE


Fund*                                    October 31, 1999     October 31, 1998
-------------------------------------   ------------------   -----------------
IDEX Alger Aggressive Growth                   96.25%              142.08%
IDEX GE International Equity**                 71.70%               50.01%
IDEX JCC Capital Appreciation                  93.54%              136.59%
IDEX JCC Global                               145.40%               87.68%
IDEX JCC Growth                                70.97%               27.19%
IDEX Jennison Equity Opportunity***           125.60%              147.01%
IDEX NWQ Value Equity                          26.29%               30.43%
IDEX LKCM Strategic Total Return               60.18%               32.12%
IDEX Dean Asset Allocation                     82.20%               55.45%
IDEX JCC Balanced                              59.57%               61.50%
IDEX JCC Flexible Income                      100.22%               90.63%
IDEX AEGON Income Plus                         26.95%               53.09%
IDEX Federated Tax Exempt****                  35.97%               42.42%
IDEX Goldman Sachs Growth                      21.91%               N/A
IDEX T. Rowe Price Dividend Growth             20.48%               N/A
IDEX T. Rowe Price Small Cap                   42.52%               N/A
IDEX Salomon All Cap                           82.70%               N/A
IDEX Pilgrim Baxter Mid Cap Growth            150.78%               N/A

------------------------------
* Information is not included for IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company and IDEX Transamerica Equity funds as these funds commenced operations on March 1, 2000, for IDEX Great Companies -- America(SM) and IDEX Great Companies -- Technology(SM) as they commenced operations on July 14, 2000; for IDEX Great Companies -- Global(2) and IDEX Gabelli Global Growth as they commenced operations on September 1, 2000; and for IDEX JCC Growth & Income and IDEX Munder Net50, as they commenced operations on December 1, 2000.

** Prior to March 1, 2000, Scottish Equitable Investment Management Limited served as co-manager of this fund.

*** Prior to December 1, 2000, C.A.S.E. Management, Inc. served as sub-adviser to this fund and the fund was named IDEX C.A.S.E. Growth.
**** Prior to June 15, 2000, AEGON USA Investment Management, Inc. served as sub-adviser to this fund.


As stated in the prospectus, each of the funds generally intends to purchase and sell securities as deemed appropriate by the fund's sub-adviser to further a fund's stated investment objective, and the rate of fund turnover is not expected to be a limiting factor when changes are deemed to be appropriate. Fund transactions for IDEX Federated Tax Exempt and IDEX AEGON Income Plus are ordinarily undertaken to achieve each fund's investment objective in light of anticipated movements in the level of interest rates. The investment policies of IDEX Federated Tax Exempt and IDEX AEGON Income Plus may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates.

These percentages are calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of such securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a fund turnover rate of 100% would mean that all of a fund's securities (except those excluded from the calculation) were replaced once in a period of one year. A high rate of fund turnover generally involves correspondingly greater brokerage commission expenses.

Turnover rates may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of a fund's shares and by requirements, the satisfaction of which enable the fund to receive favorable tax treatment. Because the rate of fund turnover is not a limiting factor, particular holdings may be sold at any time if investment judgment or fund operations make a sale advisable. As a result, the annual fund turnover rate in future years may exceed the percentage shown above.

INVESTMENT ADVISORY AND OTHER SERVICES

IDEX Mutual Funds has entered into a Management and Investment Advisory Agreement ("Advisory Agreement") on behalf of each fund with Idex Management, Inc. ("IMI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. IMI supervises each respective fund's investments and conducts its investment program.


The Advisory Agreement provides that IMI will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers, and (iii) be responsible for the administration of each fund. For services to IDEX JCC Capital Appreciation, IDEX JCC Global, IDEX JCC Growth and IDEX JCC Balanced, IMI receives an annual fee, computed daily and paid monthly, equal to 1.00% of the first $750 million of each fund's average daily net assets, 0.90% of the next $250 million of each fund's average daily net assets, and 0.85% of the average daily net assets of that fund in excess of $1 billion. For services to IDEX JCC Growth & Income, IMI receives an annual fee, computed daily and paid monthly, equal to 1.00% of the first $400 million of the fund's average daily net assets; 0.95% of the next $400 million; and 0.85% of assets in excess of $500 million. For services to IDEX JCC Flexible Income, IMI receives 0.90% of the first $100 million, 0.80% of the next $150 million and 0.70% of the fund's average daily net assets over $250 million; for IDEX AEGON Income Plus and IDEX Federated Tax Exempt, IMI receives 0.60% of each fund's average daily net assets; and for IDEX Alger Aggressive Growth, IDEX GE International Equity, IDEX Jennison Equity Opportunity, IDEX NWQ Value Equity, IDEX LKCM Strategic Total Return, IDEX Dean Asset Allocation, IDEX Goldman Sachs Growth, IDEX T. Rowe Price Dividend Growth, IDEX Salomon All Cap, IDEX Pilgrim Baxter Mid Cap Growth, IDEX T. Rowe Price Small Cap, IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company, IDEX Transamerica Equity, IDEX Great Companies -- America(SM), IDEX Great Companies -- Technology(SM) and IDEX Great Companies -- Global(2), IMI receives 0.80% of the first $500 million of each fund's average daily net assets and 0.70% of each fund's average daily net assets over $500 million; and for IDEX Gabelli Global Growth, IMI receives 1.00% of the first $500 million of the funds average daily net assets, 0.90% of assets from $500 million to $1 billion and 0.80% of assets over $1 billion; and for IDEX Munder Net50, IMI receives 1.00% of the first $1 billion of the fund's average daily net assets and 0.95% of assets in excess of $1 billion.

The duties and responsibilities of the investment adviser are specified in the Advisory Agreement. The Advisory Agreement was approved by the Board of Trustees (including a majority of trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party). The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the Fund, IMI or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that IMI shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of IMI in the performance of its duties thereunder.


The Advisory Agreement became effective as follows: IDEX Federated Tax Exempt - June 15, 2000; IDEX AEGON Income Plus - April 22, 1992; IDEX Alger Aggressive Growth and IDEX LKCM Strategic Total Return - September 30, 1994; IDEX Dean Asset Allocation - June 1, 1995; IDEX Jennison Equity Opportunity - December 1, 2000; IDEX NWQ Value Equity - October 30, 1996; IDEX GE International Equity - February 1, 1997; IDEX JCC Capital Appreciation, IDEX JCC Global, IDEX JCC Growth, IDEX JCC Balanced and IDEX JCC Flexible Income - June 25, 1998; IDEX Pilgrim Baxter Mid Cap Growth, IDEX T. Rowe Price Small Cap, IDEX Goldman Sachs Growth, IDEX T. Rowe Price Dividend Growth, IDEX Salomon All Cap. - March 1, 1999; IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company and IDEX Transamerica Equity - March 1, 2000; IDEX Great Companies -- Global(2) and IDEX Gabelli Global Growth - September 1, 2000; and IDEX JCC Growth & Income and IDEX Munder Net50 -- December 1, 2000

Each fund pays its allocable share of the fees and expenses of a fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or IMI, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the funds permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law. The investment adviser will reimburse a fund, or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds, in the case of the IDEX JCC Capital Appreciation, IDEX JCC Growth, IDEX JCC Balanced and IDEX JCC Flexible Income, 1.50% of each fund's average daily net assets; 1.40% for IDEX Pilgrim Baxter Technology, IDEX Gabelli Global Growth, IDEX JCC Growth & Income and IDEX Munder Net50; in the case of IDEX AEGON Income Plus, 1.25% of average daily net assets; in the case of the IDEX Federated Tax Exempt, 1.00% of average daily net assets; and 1.20% of a fund's average daily net assets for all other funds. The IDEX JCC Global does not have an expense limitation.

                                                            Advisory Fee After Reimbursement
                                                --------------------------------------------------------
                                                                       October 31
                                                --------------------------------------------------------
Fund*                                  Adviser        1999              1998                1997
------------------------------------- --------- --------------- ------------------- --------------------
IDEX Alger Aggressive Growth              IMI    $   617,922     $  344,018          $   130,896
IDEX GE International Equity**            IMI    $   (53,604)    $  (64,180)         $  (110,543)
IDEX JCC Capital Appreciation             IMI    $   466,930     $  167,150          $    45,071
IDEX JCC Global                           IMI    $ 6,949,268     $3,907,062          $ 2,224,062
IDEX JCC Growth                           IMI    $21,381,062     $1,352,188          $11,676,637
IDEX Jennison Equity Opportunity***       IMI    $   (31,048)    $   36,124          $   (96,157)
IDEX NWQ Value Equity                     IMI    $    35,123     $   46,140          $   (63,589)
IDEX LKCM Strategic Total Return          IMI    $   393,829     $  380,273          $   127,630
IDEX Dean Asset Allocation                IMI    $   237,931     $  325,285          $   120,873
IDEX JCC Balanced                         IMI    $ 1,086,804     $  206,736          $    (4,940)
IDEX JCC Flexible Income                  IMI    $   184,981     $  151,489          $    60,744
IDEX AEGON Income Plus                    IMI    $   484,795     $  441,912          $   416,928
IDEX Federated Tax Exempt****             IMI    $   122,580     $  136,481          $    (7,330)
IDEX Goldman Sachs Growth                 IMI    $   (76,699)           N/A                 N/A
IDEX T. Rowe Price Dividend Growth        IMI    $   (76,054)           N/A                 N/A
IDEX Salomon All Cap                      IMI    $   (70,744)           N/A                 N/A
IDEX Pilgrim Baxter Mid Cap Growth        IMI    $   (67,394)           N/A                 N/A
IDEX T. Rowe Price Small Cap              IMI    $   (70,793)           N/A                 N/A

                                               Advisory Fee Reimbursements
                                      ---------------------------------------------
                                                       October 31
                                      ---------------------------------------------
Fund*                                     1999           1998             1997
------------------------------------- ----------- ------------------ --------------
IDEX Alger Aggressive Growth             $318,097         $173,443      $192,695
IDEX GE International Equity**           $114,536         $117,653      $128,291
IDEX JCC Capital Appreciation            $ 94,449         $107,861      $193,491
IDEX JCC Global                          $      0                0             0
IDEX JCC Growth                          $713,062                0             0
IDEX Jennison Equity Opportunity***      $103,977         $ 51,462      $150,161
IDEX NWQ Value Equity                    $105,260         $ 93,563      $104,638
IDEX LKCM Strategic Total Return         $ 85,282         $ 30,860      $ 96,214
IDEX Dean Asset Allocation               $ 68,735         $  8,119      $ 99,277
IDEX JCC Balanced                        $  6,324         $ 50,820      $139,247
IDEX JCC Flexible Income                 $ 36,126         $    186      $ 95,242
IDEX AEGON Income Plus                   $      0                0             0
IDEX Federated Tax Exempt****            $ 28,238         $ 10,071      $155,172
IDEX Goldman Sachs Growth                $ 88,276            N/A              N/A
IDEX T. Rowe Price Dividend Growth       $ 87,719            N/A              N/A
IDEX Salomon All Cap                     $ 79,464            N/A              N/A
IDEX Pilgrim Baxter Mid Cap Growth       $ 79,128            N/A              N/A
IDEX T. Rowe Price Small Cap             $ 80,896            N/A              N/A

------------------------------

* Information is not included for IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company, and IDEX Transamerica Equity as they did not commence operations until March 1, 2000; for IDEX Great Companies -- America(SM) and IDEX Great Companies -- Technology(SM) as they commenced operations on July 14, 2000; for IDEX Great Companies -- Global(2) and IDEX Gabelli Global Growth as they commenced operations on September 1, 2000; for IDEX JCC Growth & Income and IDEX Munder Net50 as they commenced operations on December 1, 2000.

** Prior to March 1, 2000, Scottish Equitable Investment Management Limited served as co-manager of this fund.

*** Prior to December 1, 2000, C.A.S.E. Management, Inc. served as subadviser to this fund and the fund was named IDEX C.A.S.E. Growth.
**** Prior to June 15, 2000, AEGON USA Investment Management, Inc. served as sub-adviser to this fund.

Janus Capital Corporation ("JCC"), 100 Fillmore Street, Denver, CO 80206, serves as sub-adviser to IDEX JCC Capital Appreciation, IDEX JCC Global, IDEX JCC Growth, IDEX JCC Balanced and IDEX JCC Flexible Income pursuant to an Investment Counsel Agreement dated June 25, 1998 with IMI, and serves as sub-adviser to IDEX JCC Growth & Income pursuant to an Investment Counsel Agreement dated December 1, 2000 with IMI.


Fred Alger Management, Inc. ("Alger"), 1 World Trade Center, Suite 9333, New York, NY 10048, serves as sub-adviser to IDEX Alger Aggressive Growth pursuant to an Investment Counsel Agreement dated September 30, 1994 with IMI.

Luther King Capital Management Corporation ("LKCM"), 301 Commerce Street, Suite 1600, Fort Worth, TX 76102, serves as sub-adviser to IDEX LKCM Strategic Total Return pursuant to an Investment Counsel Agreement dated as of September 30, 1994.

Dean Investment Associates ("Dean"), a Division of C.H. Dean and Associates, Inc., 2480 Kettering Tower, Dayton, Ohio 45423-2480 serves as sub-adviser to IDEX Dean Asset Allocation pursuant to an Investment Counsel Agreement dated as of June 30, 1995.


Jennison Associates, LLC ("Jennison"), 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser to IDEX Jennison equity Opportunity pursuant to an Investment Counsel Agreement dated December 1, 2000.

NWQ Investment Management Company, Inc. ("NWQ"), 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, serves as sub-adviser to IDEX NWQ Value Equity pursuant to an Investment Counsel Agreement dated October 30, 1996.


GE Asset Management Incorporated ("GEAM"), 3003 Summer Street, Stamford, CT 06905, serves as sub-adviser to IDEX GE International Equity and IDEX GE U.S. Equity pursuant to Sub-Advisory Agreements dated March 1, 2000.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 E. Pratt Street, Baltimore, MD 21202 serves as sub-adviser to IDEX T. Rowe Price Dividend Growth and IDEX T. Rowe Price Small Cap pursuant to an Investment Counsel Agreement dated March 1, 1999.

Salomon Brothers Asset Management Inc ("SBAM"), 7 World Trade Center, New York, NY 10048 serves as sub-adviser to IDEX Salomon All Cap pursuant to an Investment Counsel Agreement dated March 1, 1999.

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") 825 Dupportrail, Wayne, PA 19087 serves as sub-adviser to IDEX Pilgrim Baxter Mid Cap Growth pursuant to an Investment Counsel Agreement dated March 1, 1999 and as sub-advisor to IDEX Pilgrim Baxter Technology pursuant to a Sub-Advisory Agreement dated March 1, 2000.

Goldman Sachs Asset Management ("GSAM") One New York Plaza, New York, NY 10004 serves as sub-adviser to IDEX Goldman Sachs Growth pursuant to an Investment Counsel Agreement dated March 1, 1999.

AEGON USA Investment Management, Inc. ("AIMI"), 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, serves as sub-adviser to IDEX AEGON Income Plus pursuant to an Investment Counsel Agreement dated April 22, 1992.

Transamerica Investment Management, LLC, 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to IDEX Transamerica Small Company and IDEX Transamerica Equity pursuant to a Sub-Advisory Agreement dated March 1, 2000.

Great Companies, L.L.C., 8550 Ulmerton Road, Largo, FL 33771, serves as sub-adviser to IDEX Great Companies -- America(SM) and IDEX Great Companies -- Technology(SM) pursuant to a sub-advisory agreement dated June 15, 2000 and to IDEX Great Companies -- Global(2) pursuant to a sub-advisory agreement dated September 1, 2000.

Federated Investment Management Company, Federated Investors Tower, Pittsburgh, PA 15222-3779, serves as sub-adviser to IDEX Federated Tax Exempt pursuant to a Sub-Advisory Agreement dated June 15, 2000.

Gabelli Asset Management Company, One Corporate Center, Rye, New York serves as sub-adviser to IDEX Gabelli Global Growth pursuant to a Sub-Advisory Agreement dated September 1, 2000.


Munder Capital Management, 480 Pierce Stree, Birmingham, MI 48009, serves as sub-adviser to IDEX Munder Net50.


The sub-advisers also serve as sub-advisers to certain portfolios of the WRL Series Fund, Inc., a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."


Fund                                  Sub-Adviser                              Sub-Advisory Fee
---------------------------   ---------------------------   -----------------------------------------------------
IDEX Jennison Equity          Jennison Associates, LLC      50% of the fees received by IMI under the Advisory
Opportunity                                                 Agreement, less 50% of any amount reimbursed
                                                            pursuant to its expense limitation
IDEX Great Companies --       Great Companies, L.L.C.       50% of the advisory fees received by IMI, less
America(SM)                                                 50% of any amount reimbursed pursuant to its
                                                            expense limitation
IDEX Goldman Sachs Growth     Goldman Sachs Asset           0.50% of the first $50 million of average daily net
                              Management                    assets; 0.45% of the next $50-$100 million in
                                                            assets; and 0.40% of assets in excess of $100
                                                            million
IDEX JCC Growth               Janus Capital Corporation     0.50% of the first $750 million of average daily net
                                                            assets; 0.45% of the next $250 million; and
                                                            0.4250% of assets in excess of $1 billion, less
                                                            50% of any amount reimbursed pursuant to the
                                                            fund's expense limitation
IDEX NWQ Value Equity         NWQ Investment Manage-        50% of the fees received by IMI under the Advisory
                              ment Company, Inc.            Agreement, less 50% of any amount reimbursed
                                                            pursuant to its expense limitation
IDEX Salomon All Cap          Salomon Brothers Asset        0.30% of the first $20 million of average daily net
                              Management, Inc.              assets; 0.50% of the next $20-$100 million of
                                                            average daily net assets; and 0.40% of average
                                                            daily net assets over $100 million

Fund                                       Sub-Adviser                              Sub-Advisory Fee
--------------------------------   ---------------------------   ------------------------------------------------------
IDEX Transamerica Equity           Transamerica Investment       50% of the fees received by IMI under the Advisory
                                   Management LLC                Agreement, less 50% of any amount reimbursed
                                                                 pursuant to its expense limitation
IDEX Alger Aggressive Growth       Fred Alger Management,        50% of the fees received by IMI under the Advisory
                                   Inc.                          Agreement, less 40% of any amount reimbursed
                                                                 pursuant to its expense limitation
IDEX Great Companies --            Great Companies, L.L.C.       50% of the advisory fees received by IMI, less
Technology(SM)                                                   50% of any amount reimbursed pursuant to its
                                                                 expense limitation
IDEX JCC Capital Appreciation      Janus Capital Corporation     0.50% of the first $750 million of average daily net
                                                                 assets; 0.45% of the next $250 million assets; and
                                                                 0.4250% of assets in excess of $1 billion, less
                                                                 50% of any amount reimbursed pursuant to the
                                                                 fund's expense limitation
IDEX Munder Net50                  Munder Capital Manage-        0.65% of the first $1 billion of average daily net
                                   ment                          assets; and 0.60% of assets in excess of $1 billion.
IDEX Pilgrim Baxter Mid Cap        Pilgrim Baxter & Associ-      0.50% of the first $100 million of average daily net
Growth                             ates, Ltd.                    assets; 0.40% of assets in excess of $100 million
                                                                 (from first dollar)
IDEX Pilgrim Baxter Technology     Pilgrim Baxter & Associ-      0.55% of the first $500 million of average daily net
                                   ates, Ltd.                    assets; 0.50% of assets in excess of $500 million
IDEX Transamerica Small            Transamerica Investment       50% of the fees received by IMI under the Advisory
Company                            Management, LLC               Agreement, less 50% of any amount reimbursed
                                                                 pursuant to its expense limitation.
IDEX T. Rowe Price Small Cap       T. Rowe Price Associates,     0.35% of average daily net assets
                                   Inc.
IDEX Gabelli Global Growth         Gabelli Asset Management      0.50% of the first $500 million of the fund's
                                   Company                       average daily net assets; 0.40% of assets over
                                                                 $500 million up to $1 billion; and 0.30% of assets
                                                                 in excess of $1 billion
IDEX GE International Equity       GE Asset Management,          50% of the fees received by IMI under the Advisory
                                   Inc.                          Agreement
IDEX Great Companies --            Great Companies, L.L.C.       50% of the advisory fees received by IMI, less
Global(2)                                                        50% of any amount reimbursed pursuant to its
                                                                 expense limitation
IDEX JCC Global                    Janus Capital Corporation     0.50% of the first $750 million of average daily net
                                                                 assets; 0.45% of the next $250 million in assets;
                                                                 and 0.4250% of assets in excess of $1 billion
IDEX GE U.S. Equity                GE Asset Management,          50% of the fees received by IMI under the Advisory
                                   Inc.                          Agreement, less 50% of any amount reimbursed
                                                                 pursuant to its expense limitation
IDEX JCC Growth & Income           Janus Capital Corporation     0.55% of the first $100 million of the fund's
                                                                 average daily net assets; 0.50% of the next $400
                                                                 million of the fund's average daily net assets; and
                                                                 0.45% of assets over $500 million

Fund                                    Sub-Adviser                              Sub-Advisory Fee
-----------------------------   ---------------------------   -----------------------------------------------------
IDEX T. Rowe Price Dividend     T. Rowe Price Associates,     0.50% of the first $100 million of average daily net
Growth                          Inc.                          assets and 0.40% of assets over $100 million
                                                              (from first dollar)
IDEX Dean Asset Allocation      Dean Investment Associ-       50% of the fees received by IMI under the Advisory
                                ates                          Agreement, less 50% of any amount reimbursed
                                                              pursuant to its expense limitation
IDEX JCC Balanced               Janus Capital Corporation     0.50% of the first $750 million of average daily net
                                                              assets; 0.45% of next $250 million in assets; and
                                                              0.4250% of assets in excess of $1 billion, less
                                                              50% of any amount reimbursed pursuant to the
                                                              fund's expense limitation
IDEX LKCM Strategic Total       Luther King Capital           50% of the fees received by IMI under the Advisory
Return                          Management Corporation        Agreement, less 50% of any amount reimbursed
                                                              pursuant to its expense limitation
IDEX AEGON Income Plus          AEGON USA Investment          50% of the fees received by IMI under the Advisory
                                Management, Inc.              Agreement, less 50% of any amount reimbursed
                                                              pursuant to its expense limitation
IDEX Federated Tax Exempt       Federated Investment          50% of the fees received by IMI under the Advisory
                                Management Company            Agreement, less 50% of any amount reimbursed
                                                              pursuant to its expense limitation
IDEX JCC Flexible Income        Janus Capital Corporation     0.45% of the first $100 million of average daily net
                                                              assets; 0.40% of the next $150 million in assets;
                                                              and 0.35% of assets in excess of $250 million, less
                                                              50% of any amount reimbursed pursuant to the
                                                              fund's expense limitation

                            SUB-ADVISORY FEES PAID*
                            (Net of Fees Reimbursed)


                                                            October 31
                                         ----------------------------------------------
Fund                                        1999               1998             1997
--------------------------------------   -----------        ----------       ----------
 IDEX Alger Aggressive Growth            $   342,362        $  137,607       $   52,325
 IDEX GE International Equity**          $         0        $        0                0
 IDEX JCC Capital Appreciation           $   233,465        $   83,575       $   22,536
 IDEX JCC Global                         $ 3,480,875        $1,953,531       $1,112,031
 IDEX JCC Growth                         $11,063,717        $6,769,684       $5,838,319
 IDEX Jennison Equity Opportunity***     $         0        $   14,450                0
 IDEX NWQ Value Equity                   $    16,106        $   18,456                0
 IDEX LKCM Strategic Total Return        $   197,195        $  152,109       $   50,944
 IDEX Dean Asset Allocation              $   119,012        $  130,114       $   48,349
 IDEX JCC Balanced                       $   545,519        $  103,368                0
 IDEX JCC Flexible Income                $    95,664        $   75,745       $   30,372
 IDEX AEGON Income Plus                  $   242,397        $  220,956       $  208,464
 IDEX Federated Tax Exempt****           $    61,347        $   68,241                0
 IDEX Goldman Sachs Growth               $    10,780               N/A              N/A
 IDEX T. Rowe Price Dividend Growth      $    10,862               N/A              N/A
 IDEX Salomon All Cap                    $     4,872               N/A              N/A
 IDEX Pilgrim Baxter Mid Cap Growth      $    10,925               N/A              N/A
 IDEX T. Rowe Price Small Cap            $     6,615               N/A              N/A

------------------------------

* Information is not included for IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company, and IDEX Transamerica Equity as they did not commence operations until March 1, 2000 and for IDEX Great Companies -- America(SM) and IDEX Great Companies -- Technology(SM) as they commenced operations on July 14, 2000; for IDEX Great Companies -- Global(2) and IDEX Gabelli Global Growth as they commenced operations on September 1, 2000 and for IDEX JCC Growth & Income and IDEX Munder Net50 as they commenced operations on December 1, 2000.
** Prior to March 1, 2000, Scottish Equitable Investment Management Limited served as co-manager of this fund.
*** Prior to December 1, 2000, C.A.S.E. Management, Inc. served as sub-adviser to this fund and this fund was named IDEX C.A.S.E. Growth.
**** Prior to June 15, 2000, AEGON USA Investment Management, Inc. served as sub-adviser to this fund.

AUSA Holding Company ("AUSA") owns 100% of the outstanding stock of IMI. AUSA also owns 100% of the outstanding shares of the Fund's distributor and transfer agent. AUSA is wholly-owned by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

Janus Capital has agreed that it will, until June 25, 2000, provided that it continues to serve as sub-adviser to the funds it currently sub-advises and compensate ISI for its services in connection with promotion, marketing, and distribution in an amount equal to 0.0375% of the average daily net assets of each of IDEX JCC Capital Appreciation, IDEX JCC Growth, IDEX JCC Balanced and IDEX JCC Flexible Income at certain levels. This agreement will terminate on that date.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts which may have investment objectives identical or similar to that of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

                                  DISTRIBUTOR

IDEX Mutual Funds has entered into an Underwriting Agreement with InterSecurities, Inc. ("ISI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716 to act as the principal underwriter of the shares of the funds. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the Investment Advisory Agreements discussed above. A discussion of ISI's responsibilities and charges as principal underwriter of fund shares is set forth in the prospectus.

                           UNDERWRITING COMMISSIONS*



                                               Commissions Received                       Commissions Retained
                                               For the Period Ended                       For the Period Ended
                                      ----------------------------------------- -----------------------------------------
                                                     October 31                                 October 31
                                      ----------------------------------------- -----------------------------------------
Fund                                       1999          1998          1997        1999             1998          1997
------------------------------------- ------------   ----------    ----------   -----------       --------      --------
IDEX Alger Aggressive Growth           $ 1,519,511   $  449,078    $  330,689    $1,321,658       $ 64,099      $ 47,828
IDEX GE International Equity**         $    21,901   $   64,324    $   48,603    $   19,102       $  9,250      $  7,335
IDEX JCC Capital Appreciation          $   882,472   $  164,358    $  271,016    $  772,645       $ 26,358      $ 42,668
IDEX JCC Global                        $ 4,132,880   $2,784,651    $2,336,372    $3,671,479       $401,257      $353,015
IDEX JCC Growth                        $11,290,051   $2,848,238    $2,541,907    $9,851,566       $424,803      $396,160
IDEX Jennison Equity Opportunity***    $    65,496   $   70,063    $   69,637    $   57,639       $  9,325      $ 10,625
IDEX NWQ Value Equity                  $   117,549   $  172,567    $  105,441    $  102,842       $ 25,433      $ 15,512
IDEX LKCM Strategic Total Return       $   416,127   $  419,778    $  260,944    $  356,357       $ 67,470      $ 41,330
IDEX Dean Asset Allocation             $   111,737   $  186,182    $  208,715    $   97,158       $ 28,499      $ 34,415
IDEX JCC Balanced                      $ 1,767,590   $  344,872    $  174,256    $1,566,316       $ 34,919      $ 27,931
IDEX JCC Flexible Income               $   131,918   $   40,463    $   28,133    $  115,018       $  1,530      $  4,862
IDEX AEGON Income Plus                 $   348,609   $  165,033    $   99,411    $  296,635       $ 21,369      $ 17,322
IDEX Federated Tax Exempt****          $    78,111   $   30,201    $   25,760    $   66,807       $  5,356      $  4,591
IDEX Goldman Sachs Growth              $    57,489          N/A           N/A    $   50,035            N/A           N/A
IDEX T. Rowe Price Dividend Growth     $    65,630          N/A           N/A    $   57,802            N/A           N/A
IDEX Salomon All Cap                   $    56,382          N/A           N/A    $   48,803            N/A           N/A
IDEX Pilgrim Baxter Mid Cap Growth     $    66,207          N/A           N/A    $   57,809            N/A           N/A
IDEX T. Rowe Price Small Cap           $    33,728          N/A           N/A    $   29,698            N/A           N/A


For the Period Ended October 31, 1999:


                                         Net Underwriting     Compensation on
                                           Discounts and      Redemptions and      Brokerage         Other
Fund                                        Commissions         Repurchases       Commissions     Compensation
-------------------------------------   ------------------   -----------------   -------------   -------------
IDEX Alger Aggressive Growth                $1,321,658            $ 16,561              0          $  265,092
IDEX GE International Equity**              $   19,102            $  4,889              0          $   13,086
IDEX JCC Capital Appreciation               $  772,645            $ 36,013              0          $  121,878
IDEX JCC Global                             $3,671,479            $ 56,276              0          $1,836,360
IDEX JCC Growth                             $9,851,566            $199,755              0          $2,358,409
IDEX Jennison Equity Opportunity***         $   57,639            $  3,796              0          $   24,631
IDEX NWQ Value Equity                       $  102,842            $  8,142              0          $   49,144
IDEX LKCM Strategic Total Return            $  356,357            $ 12,682              0          $  121,320
IDEX Dean Asset Allocation                  $   97,158            $  3,660              0          $  103,690
IDEX JCC Balanced                           $1,566,316            $ 35,435              0          $  456,321
IDEX JCC Flexible Income                    $  115,018            $ 20,562              0          $   66,778
IDEX AEGON Income Plus                      $  296,635            $ 18,391              0          $  130,361
IDEX Federated Tax Exempt****               $   66,807            $  2,663              0          $   26,703
IDEX Goldman Sachs Growth                   $   50,035            $    247              0          $    2,428
IDEX T. Rowe Price Dividend Growth          $   57,802            $  1,040              0          $    3,204
IDEX Salomon All Cap                        $   48,803            $      2              0          $    1,765
IDEX Pilgrim Baxter Mid Cap Growth          $   57,809            $  1,022              0          $    2,280
IDEX T. Rowe Price Small Cap                $   29,698            $    206              0          $    2,557

--------------

* Information is not included for IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company, and IDEX Transamerica Equity as they did not commence operations until March 1, 2000; for IDEX Great Companies -- America(SM) and IDEX Great Companies -- Technology(SM) as they commenced operations on July 14, 2000; for IDEX Great Companies -- Global(2) and IDEX Gabelli Global Growth as they commenced operations on September 1, 2000; or for IDEX JCC Growth & Income and IDEX Munder Net50 as they commenced operations on December 1, 2000.

** Prior to March 1, 2000, Scottish Equitable Investment Management Limited served as co-manager of this fund.

*** Prior to December 1, 2000, C.A.S.E. Management, Inc. served as sub-adviser to this fund and this fund was named IDEX C.A.S.E. Growth.
**** Prior to June 15, 2000, AEGON USA Investment Management, Inc. served as sub-adviser to this fund.

                            ADMINISTRATIVE SERVICES

IMI is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all Fund officers and of those trustees who are affiliated with IMI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. IMI has entered into Administrative Services Agreements ("Administrative Agreement") with ISI applicable to each fund. Under each Administrative Agreement, ISI carries out and supervises all of the administrative functions of the funds and incurs IMI's expenses related to such functions.

The administrative duties of ISI with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the Fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the Fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the Fund (other than those maintained by the Fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the Fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

                             ADMINISTRATIVE FEES**


Fund
----                                          1998            1999
IDEX JCC Capital Appreciation            $  137,506      $   227,137
IDEX JCC Global                          $1,953,531      $ 3,468,393
IDEX JCC Growth                          $6,812,504      $10,317,345
IDEX JCC Balanced                        $  128,778      $   541,285
IDEX Alger Aggressive Growth*            $  310,477      $   275,560
IDEX GE International Equity*(1)                -0-              -0-
IDEX Jennison Equity Opportunity*(2)     $   52,552              -0-
IDEX NWQ Value Equity*                   $   83,822      $    19,017
IDEX LKCM Strategic Total Return*        $  246,680      $   196,382
IDEX Dean Asset Allocation*              $  200,042      $   119,083
IDEX AEGON Income Plus*(3)               $  220,956      $   242,398
IDEX Federated Tax Exempt*(2)            $   73,276      $    61,347
IDEX Goldman Sachs Growth                       N/A              -0-
IDEX T. Rowe Price Dividend Growth              N/A              -0-
IDEX Salomon All Cap                            N/A              -0-
IDEX Pilgrim Baxter Mid Cap Growth              N/A              -0-
IDEX T. Rowe Price Small Cap                    N/A              -0-
IDEX JCC Flexible Income*                $   75,838      $    89,131

--------------
* Effective March 1, 1999, Idex Management, Inc. replaced ISI as investment adviser to these funds.

** No information is included for IDEX Transamerica Small Company, IDEX Transamerica Equity and IDEX GE U.S. Equity as they commenced operations on March 1, 2000; for IDEX Great Companies -- America(SM) and IDEX Great Companies -- Technology(SM) as they l commenced operations on July 14, 2000; for IDEX Great Companies -- Global(2) and IDEX Gabelli Global Growth as they commenced operations on September 1, 2000; or for IDEX JCC Growth & Income and IDEX Munder Net50 as they commenced operations on December 1, 2000.
(1) Prior to March 1, 2000, Scottish Equitable Investment Management Limited served as co-manager of this fund.
(2) Prior to December 1, 2000, C.A.S.E. Management, Inc. served as sub-adviser to this fund, and this fund was named IDEX C.A.S.E. Growth.
(3) Prior to June 15, 2000, AEGON USA Investment Management, Inc. served as sub-adviser to this fund.

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

State Street Bank & Trust, 801 Pennsylvania, Kansas City, Missouri 64105-1307, is custodian for the fund. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

Idex Investor Services, Inc. ("IIS"), P. O. Box 9015, Clearwater, Florida 33758-9015, is the transfer agent for each fund, withholding agent and dividend disbursing agent. IIS is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of IMI and AIMI. Each fund pays the transfer agent an annual per-account charge of $15.70 for each of its shareholder accounts in existence, $2.79 for each new account opened and $1.67 for each closed account.

State Street Bank & Trust ("State Street") is a provider of data processing and recordkeeping services for the Fund's transfer agent. Each fund may use another affiliate of State Street as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.") There were no brokerage credits received for the periods ended October 31, 1999, 1998 and 1997.

                             TRANSFER AGENCY FEES*

                                           Fees and Expenses Net of Brokerage
                                              Credits For the Period Ended
                                        ------------------------------------------
                                                        October 31
Fund                                       1999            1998            1997
----                                    ----------      ----------      ----------
IDEX Alger Aggressive Growth            $  592,015      $  311,310      $  217,941
IDEX GE International Equity**          $   29,790      $   25,385      $   11,583
IDEX JCC Capital Appreciation           $  209,550      $  128,201      $  133,515
IDEX JCC Global                         $1,662,198      $1,032,225      $  628,833
IDEX JCC Growth                         $3,525,633      $2,628,305      $2,811,027
IDEX Jennison Equity Opportunity***     $   54,690      $   46,730      $   32,500
IDEX NWQ Value Equity                   $   87,425      $   71,985      $   20,957
IDEX LKCM Strategic Total Return        $  199,815      $  145,685      $   89,918
IDEX Dean Asset Allocation              $  117,310      $  107,100      $   71,335
IDEX JCC Balanced                       $  304,645      $   81,805      $   48,876
IDEX JCC Flexible Income                $   60,510      $   32,859      $   48,615
IDEX AEGON Income Plus                  $  141,930      $  119,036      $   86,126
IDEX Federated Tax Exempt****           $   31,360      $   21,690      $   34,786
IDEX Goldman Sachs Growth               $   12,130          NA              NA
IDEX T. Rowe Price Dividend Growth      $   12,370          NA              NA
IDEX Salomon All Cap                    $   12,370          NA              NA
IDEX Pilgrim Baxter Mid Cap Growth      $   12,370          NA              NA
IDEX T. Rowe Price Small Cap            $   12,370          NA              NA

------------------------------

* Information is not included for IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company, and IDEX Transamerica Equity as they did not commence operations until March 1, 2000; for IDEX Great Companies -- America(SM) and IDEX Great Companies -- Technology(SM) as they commenced operations on July 14, 2000; for IDEX Great Companies -- Global(2) and IDEX Gabelli Global Growth as they commenced operations on September 1, 2000; or for IDEX JCC Growth & Income and IDEX Munder Net50 as they commenced operations on December 1, 2000. .
** Prior to March 1, 2000, Scottish Equitable Investment Management Limited served as co-manager of this fund.
*** Prior to December 1, 2000, C.A.S.E. Management, Inc. served as sub-adviser to this fund, and this fund was named IDEX C.A.S.E. Growth.
**** Prior to June 15, 2000, AEGON USA Investment Management, Inc. served as sub-adviser to this fund.


                        FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund's sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all fund transactions. The Advisory Agreement and Investment Counsel Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

In selecting brokers and dealers and in negotiating commissions, a fund's sub-adviser considers a number of factors, including but not limited to:


      The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

      The nature of the security being traded;

      The size and type of the transaction;

      The nature and character of the markets for the security to be purchased or sold;

      The desired timing of the trade;

      The activity existing and expected in the market for the particular security;

      The quality of the execution, clearance and settlement services;

      Financial stability;

      The existence of actual or apparent operational problems of any broker or dealer; and

      Research products and services provided.


In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

      Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

      Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

      Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

      Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may also consider the sale or recommendation of a fund's shares by a broker or dealer to its customers as a factor in the selection of brokers or dealers to execute portfolio transactions. In placing portfolio business with brokers or dealers, a sub-adviser will seek the best execution of each transaction, and all such brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of IMI, ISI or the sub-adviser, including DST Securities, Inc., or Fred Alger & Company, Incorporated. It is anticipated that Fred Alger & Company, Incorporated, an affiliate of Alger, will serve as IDEX Alger Aggressive Growth's broker in effecting substantially all of IDEX Alger Aggressive Growth's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, the Fund's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

For the fiscal year ended October 31, 1999, IDEX Alger Aggressive Growth paid the following commissions to Fred Alger & Company, Incorporated:

Commissions Paid:
-----------------
Fiscal 1999                             $ 136,631
Fiscal 1999 Percentages:
Commissions with affiliates to
   total commissions                           99%
Value of brokerage transactions
   with affiliates to value of total
   brokerage transactions                      99%

As of October 31, 1999, IDEX JCC Balanced owned $2,440,447 and IDEX JCC Capital Appreciation owned $1,263,133 of the common stock of Charles Schwab Corp. Charles Schwab Corp. is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from IDEX JCC Balanced and IDEX JCC Capital Appreciation during the fiscal year ended October 31, 1999.

As of October 31, 1999, IDEX Alger Aggressive Growth owned $1,831,188 and IDEX Dean Asset Allocation owned $951,250 of the common stock of Morgan Stanley, Dean Witter, Discover and Company. Morgan Stanley, Dean Witter, Discover and Company is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from IDEX Alger Aggressive Growth and IDEX Dean Asset Allocation during the fiscal year ended October 31, 1999.

As of October 31, 1999, IDEX LKCM Strategic Total Return owned $204,000 of the common stock of J.P. Morgan & Company, Inc. J.P. Morgan & Company, Inc. is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from IDEX LKCM Strategic Total Return during the fiscal year ended October 31, 1999.

As of October 31, 1999, IDEX T. Rowe Price Small Cap owned $1,413 of the common stock of Donaldson, Lufkin & Jenrette, Inc. Donaldson, Lufkin & Jenrette, Inc. is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from IDEX T. Rowe Price Small Cap during the fiscal year ended October 31, 1999.

                             BROKERAGE COMMISSIONS

                                    IDEX Alger      IDEX GE        IDEX JCC
Brokerage Commissions Paid          Aggressive   International      Capital
(including Affiliated Brokerage)      Growth        Equity*      Appreciation
---------------------------------- ------------ --------------- --------------
October 31, 1999                     $136,673       $20,219        $179,054
October 31, 1998                     $155,668       $17,998        $ 89,687
October 31, 1997                     $ 79,346       $ 6,337        $108,748

Affiliated Brokerage Paid
-------------------------
October 31, 1999                     $136,631       $     0        $      0
October 31, 1998                     $154,866       $     0        $      0
October 31, 1997                     $ 78,761       $     0        $      0

                                                                IDEX Jennison   IDEX NWQ
Brokerage Commissions Paid            IDEX JCC      IDEX JCC        Equity       Value
(including Affiliated Brokerage)       Global        Growth     Opportunity**    Equity
---------------------------------- ------------- ------------- --------------- ---------
October 31, 1999                    $2,189,777    $2,668,652       $29,437      $13,580
October 31, 1998                    $  954,707    $  843,937       $38,910      $15,539
October 31, 1997                    $  119,665    $1,301,654       $34,840      $10,553

Affiliated Brokerage Paid
----------------------------------
October 31, 1999                    $        0    $        0       $     0      $     0
October 31, 1998                    $        0    $        0       $     0      $     0
October 31, 1997                    $        0    $        0       $     0      $     0



                                        IDEX LKCM       IDEX Dean                  IDEX JCC     IDEX AEGON
Brokerage Commissions Paid              Strategic         Asset       IDEX JCC     Flexible       Income      IDEX Federated***
(including Affiliated Brokerage)      Total Return     Allocation     Balanced      Income         Plus          Tax Exempt
----------------------------------   --------------   ------------   ----------   ----------   -----------   ------------------
October 31, 1999                         $62,337         $55,676      $376,364     $165,196         $0               $0
October 31, 1998                         $39,334         $43,487      $ 46,796     $ 23,653         $0               $0
October 31, 1997                         $26,187         $48,786      $ 42,482     $101,213         $0               $0

Affiliated Brokerage Paid
----------------------------------
October 31, 1999                         $     0         $     0      $      0     $      0         $0               $0
October 31, 1998                         $     0         $     0      $      0     $      0         $0               $0
October 31, 1997                         $     0         $     0      $      0     $      0         $0               $0

                                                                                        IDEX Pilgrim
Brokerage Commissions Paid          IDEX Goldman   IDEX T. Rowe Price   IDEX Salomon       Baxter       IDEX T. Rowe Price
(including Affiliated Brokerage)    Sachs Growth     Dividend Growth       All Cap     Mid Cap Growth       Small Cap
---------------------------------- -------------- -------------------- -------------- ---------------- -------------------
October 31, 1999                       $5,614            $2,883            $11,258         $6,289             $2,752
October 31, 1998                         NA                NA                NA              NA                 NA
October 31, 1997                         NA                NA                NA              NA                 NA
Affiliated Brokerage Paid
-------------------------
October 31, 1999                       $  538            $    0            $    68         $    0             $    0
October 31, 1998                         NA                NA                 NA             NA                 NA
October 31, 1997                         NA                NA                 NA             NA                 NA

--------------
* Prior to March 1, 2000, Scottish Equitable Investment Management Limited served as co-manager of this fund.

** Prior to December 1, 2000, C.A.S.E. Management, Inc. served as sub-adviser to this fund, and the fund was named IDEX C.A.S.E. Growth.
*** Prior to June 15, 2000, AEGON USA Investment Management, Inc. served as sub-adviser to this fund.


IDEX JCC Global, IDEX JCC Growth, IDEX LKCM Strategic Total Return, IDEX JCC Balanced, IDEX JCC Flexible Income and IDEX JCC Capital Appreciation all experienced a significant increase in brokerage commissions paid as a result of the increased volume of sales of the respective funds for fiscal year ended 10/31/99.


During the fiscal year ended October 31, 1999, IDEX Jennison Equity Opportunity, IDEX Dean Asset Allocation, IDEX NWQ Value Equity, IDEX LKCM Strategic Total Return, IDEX Goldman Sachs Growth and IDEX Pilgrim Baxter Mid Cap Growth had transactions in the amounts of $16,075,765, $16,075,691, $3,390,556,000, $6,549,213, $58,608, and $1,489,815, respectively, which resulted in brokerage commissions of $14,260, $29,352, $5,270, $1,047, $2,993 and $7,647, respectively, that were directed to brokers for brokerage and research services provided. IDEX GE International Equity, IDEX JCC Growth, IDEX JCC Global, IDEX JCC Balanced and IDEX JCC Capital Appreciation had brokerage commissions in the amounts of $305, $53,372, $7,609, $2,442 and $882, respectively, that were directed to brokers for brokerage and research services provided.

                             TRUSTEES AND OFFICERS

DIRECTORS AND OFFICERS

The fund is governed by a Board of Trustees. Subject to the supervision of the Board of Trustees, the assets of each fund are managed by an investment adviser and sub-advisers, and by fund managers. The Board of Trustees is responsible for managing the business and affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the funds' assets by the investment adviser and sub-advisers. Information about the Directors and officers of the Fund is as follows:


                                      Position(s)
Name, Address and Age             held with the Fund        Principal Occupation(s) During the past 5 years
-------------------------------- -------------------- -----------------------------------------------------------
Peter R. Brown                   Trustee              Currently retired (January, 2000 - present); Director, WRL
(DOB 05/10/28)                                        Series Fund, Inc. (investment company); Chairman of the
11180 6th Street East                                 Board, Peter Brown Construction Company, Largo, Florida
Treasure Island, Florida 33706                        (1963 - 2000); Rear Admiral (Ret.) U.S. Navy Reserve,
                                                      Civil Engineer Corps.
Daniel Calabria                  Trustee              Currently retired; Trustee (1993 - present) and President
(DOB 03/05/36)                                        (1963 - 1995) of the Florida Tax Free Funds (mutual
7068 S. Shore Drive S., South                         funds); President and Director (1995) of Sun Chiropractic
Pasadena, Florida 33707-4605                          Clinics, Inc.; Executive Vice President (1993 - 1995) of
                                                      William R. Hough & Co. (investment adviser, municipal
                                                      bond and underwriting firm).

                                   Position(s)
Name, Address and Age           held with the Fund          Principal Occupation(s) During the past 5 years
---------------------------- ----------------------- -------------------------------------------------------------
                             Trustee                 Currently retired (1990 - present).
James L. Churchill
(DOB 05/07/30)
15 Hawthorne Road
Bluffington, South Carolina
29910-4901

Charles C. Harris            Trustee                 Currently retired (1988 - present); Director, WRL Series
(DOB 07/15/30)                                       Fund, Inc. (investment company) (March, 1994 - present).
35 Winston Drive
Clearwater, Florida 33756

William W. Short, Jr.        Trustee                 Director (September, 2000 - present), WRL Series Fund,
(DOB 02/25/36)                                       Inc. (investment company); President and sole shareholder
12420 73rd Court                                     of Shorts, Inc. (men's retail apparel); Chairman of Southern
Largo, Florida 33773                                 Apparel Corporation, S.A.C. Apparel Corporation and
                                                     S.A.C. Distributors (nationwide wholesale apparel distribu-
                                                     tors), Largo, Florida.

Jack E. Zimmerman            Trustee                 Currently retired; Director (December, 1987 - present)
(DOB 02/03/28)                                       Western Reserve Life Assurance Co. of Ohio.
507 Saint Michael Circle                             Mr. Zimmerman is also the brother-in-law of John Kenney,
Kettering, Ohio 45429                                Chairman and CEO of the Fund.


Patrick S. Baird             President and Trustee   President (June, 2000 - present) and Director (December,
(DOB 01/19/54)                                       1999 - present), WRL Series Fund, Inc. (investment
4333 Edgewood Road, NE                               company); Director (March, 1991 - December, 1999),
Cedar Rapids, Iowa 52499                             Western Reserve Life Assurance Co. of Ohio; Executive
                                                     Vice President (February, 1995 - present) and Chief
                                                     Operating Officer (February, 1996 - present), AEGON USA,
                                                     Inc. (financial services holding company, Cedar Rapids,
                                                     Iowa); Director (December, 1991 - present), Chief Operat-
                                                     ing Officer (April, 1996 - present), and Senior Vice
                                                     President (April, 1995 - present), PFL Life Insurance Co.;
                                                     President (July, 1996 - present), and CFO (May, 1992 -
                                                     present), AUSA Holding Co.

John R. Kenney(1,2)          Chairman, Trustee       Chairman of the Board (1986 - present) and President
(DOB 02/8/38)                and Chief Executive     (March, 1993 - June, 2000), WRL Series Fund, Inc.
                             Officer                 (investment company); Chairman of the Board, Director
                                                     and Co-CEO, (March, 2000 - present), Great Companies,
                                                     L.L.C. (investment adviser); Chairman of the Board
                                                     (August, 1987 - present), CEO (April, 1982 - present),
                                                     President (December, 1992 - December, 1999) and
                                                     Director (July, 1973 - present), Western Reserve Life
                                                     Assurance Co. of Ohio; Chairman of the Board (May,
                                                     1988 - present), Idex Investor Services, Inc. (transfer
                                                     agent); Director (December, 1990 - present), Idex Manage-
                                                     ment, Inc. (investment adviser); Director (January, 1987 -
                                                     April, 1999) and Chairman of the Board (May, 1988 - April,
                                                     1999), InterSecurities, Inc. (broker-dealer/underwriter);
                                                     Chairman of the Board (September, 1996 - present) and President
                                                     (September, 1997 - present), WRL Investment Management, Inc.
                                                     (investment adviser); Chairman of the Board and Director
                                                     (September, 1996 - present), President (September, 1997 - present),
                                                     WRL Investment Services, Inc. (transfer agent).

                                Position(s)
Name, Address and Age       held with the Fund          Principal Occupation(s) During the past 5 years
------------------------- ---------------------- ------------------------------------------------------------
Jerome C. Vahl(1,2)       Executive Vice         Executive Vice President (September, 2000 - present),
(DOB 04/24/56)            President              WRL Series Fund, Inc. (investment company); President
                                                 and Director (December, 1999 - present), Executive Vice
                                                 President (June, 1998 - December, 1999) and Vice
                                                 President (December, 1995 - June, 1998), Western
                                                 Reserve Life Assurance Co. of Ohio; Director (March,
                                                 2000 - present), Great Companies L.L.C. (investment
                                                 adviser); Vice President (1986 - present), AEGON USA,
                                                 Inc. (financial services holding company, Cedar Rapids,
                                                 Iowa); Director (November, 1999 - present), Idex Investor
                                                 Services, Inc. (transfer agent), WRL Investment Services,
                                                 Inc. (transfer agent), and WRL Investment Management,
                                                 Inc. (investment adviser); Director (June, 1998 - present),
                                                 Idex Management, Inc. (investment adviser); Vice
                                                 President (February, 2000 - present), AUSA Holding Co.

Thomas R. Moriarty(1,2)   Executive Vice         Senior Vice President (March, 1995 - September, 2000),
(DOB 05/03/51)            President, Treasurer   IDEX Mutual Funds (investment company); Chairman
                          and Principal          (November, 1999 - present), President and CEO (April,
                          Financial Officer      1999 - present) and Senior Vice President (June, 1991 -
                                                 April, 1999), InterSecurities (broker-dealer/underwriter);
                                                 Senior Vice President (September, 2000 - present) and Vice
                                                 President (April, 1993 - September, 2000), Western Reserve Life
                                                 Assurance Co. of Ohio; Director (April, 1994 - present),
                                                 President and CEO (November, 1999 - present) and Senior
                                                 Vice President (June, 1991 - November, 1999), Idex
                                                 Investor Services, Inc. (transfer agent); Director (June,
                                                 1998 - present), President and CEO (November, 1999 -
                                                 present) and Vice President (November, 1990 - November,
                                                 1999), Idex Management, Inc. (investment adviser); Vice
                                                 President (December, 1999 - present), AFSG Securities
                                                 Corp. (underwriter).

David Bullock(1,2)        Executive Vice         President (March, 1999 - April, 2000), AEGON Distributors;
(DOB 04/25/56)            President              AEGON Equity Group; Executive Vice President
                                                 (September, 1998 - September, 2000), Western Reserve
                                                 Life Assurance Co. of Ohio; Director (August, 1999 -
                                                 present), Chairman (December, 1999 - present), President
                                                 and CEO (October, 1999 - present), Transamerica Capital,
                                                 Inc. (broker-dealer, formerly Endeavor Group); Director
                                                 (August, 1999 - present), Endeavor Management Co.;
                                                 prior to 1998, Senior Vice President, National Sales
                                                 Manager and Division Vice President of GE Financial
                                                 Assurance.

                                   Position(s)
Name, Address and Age           held with the Fund         Principal Occupation(s) During the past 5 years
----------------------------- --------------------- -------------------------------------------------------------
John K. Carter(1,2)           Vice President,       Assistant Vice President, Assistant Secretary and Counsel
(DOB 04/24/61)                Secretary and         (June, 1999 - December, 1999), IDEX Mutual Funds
                              Counsel               (investment company); Vice President, Secretary and
                                                    Counsel (December, 1999  - present) and Assistant Vice
                                                    President, Assistant Secretary and Counsel (June, 1999 -
                                                    December, 1999), WRL Series Fund, Inc. (investment
                                                    company); Vice President and Counsel (June, 2000 -
                                                    present) and Assistant Vice President and Counsel
                                                    (September, 1999 - June, 2000), Western Reserve Life
                                                    Assurance Co. of Ohio; Vice President, Counsel and
                                                    Assistant Secretary (April, 2000 - present), AEGON Asset
                                                    Management Services, Inc.; Vice President, Counsel and
                                                    Assistant Secretary (April, 2000 - present), Idex Investor
                                                    Services, Inc. (transfer agent) and WRL Investment
                                                    Services, Inc. (transfer agent); Vice President, Counsel,
                                                    Compliance Officer and Assistant Secretary (April, 2000 -
                                                    present), Idex Management, Inc. (investment adviser) and
                                                    WRL Investment Management, Inc. (investment adviser);
                                                    Assistant Secretary (April, 1999 - present); Vice President and Counsel (March, 1997 - May, 1999), Salomon Smith
                                                    Barney; Assistant Vice President, Associate Corporate
                                                    Counsel and Trust Officer (September, 1993 - March,
                                                    1997), Franklin Templeton Mutual Funds.

Thomas E. Pierpan (1,2)       Vice President and    Associate General Counsel and Secretary (December,
(DOB 10/18/43)                Assistant Secretary   1997 - December, 1999), IDEX Mutual Funds (investment
                                                    company); Vice President (March, 1995 - present),
                                                    Assistant Secretary (March, 1995 - December, 1997 and
                                                    December, 1999 - present) and Associate General Counsel
                                                    and Secretary (December, 1997 - December, 1999), WRL
                                                    Series Fund (investment company); Senior Vice President
                                                    and General Counsel (December, 1999 - present), As-
                                                    sistant Secretary (March, 1996 - present), Associate
                                                    General Counsel (January, 1997- December, 1999), Vice
                                                    President (December, 1993 - December, 1999) and
                                                    Counsel (April, 1995 - January, 1997), Western Reserve
                                                    Life Assurance Co. of Ohio; Assistant Vice President and
                                                    Assistant Secretary (December, 1998 - present), AFSG
                                                    Securities Corp. (underwriter).

Christopher G. Roetzer(1,2)   Vice President,       Assistant Vice President (November, 1990 - March, 1997),
(DOB 01/11/63)                Assistant Treasurer   IDEX Mutual Funds (investment company); Vice President,
                              and Principal Ac-     Fund Financial Reporting and Control (October, 1996 -
                              counting Officer      present) and Assistant Vice President (May, 1988 -
                                                    October, 1996), Idex Investor Services, Inc. (transfer
                                                    agent); Vice President (April, 2000 - present) and Assistant
                                                    Vice President (November, 1990 - April, 2000), Idex
                                                    Management, Inc. (investment adviser); Assistant Vice
                                                    President (May, 1988 - present), InterSecurities, Inc.
                                                    (broker-dealer/underwriter).

                                   Position(s)
Name, Address and Age           held with the Fund         Principal Occupation(s) During the past 5 years
----------------------------- --------------------- -------------------------------------------------------------
Julian Lerner                Trustee Emeritus        Currently retired; Trustee of American Skandia Trust;
(DOB 11/12/24)               (effective January 1,   Director of American Skandia Advisory Funds; Trustee of
One Spurling Plaza           2000)                   American Skandia Master Trust; Investment Consultant
Suite 208                                            (1995 - 1996) and Senior Vice President (1987 - 1995),
12850 Spurling Road                                  Aim Capital Management (investment adviser).
Dallas, Texas 75230

(1) The principal business address is P.O. Box 9015 , Clearwater, Florida 33758-9015.
(2) Interested Person, as defined in the 1940 Act, and affiliated person of Investment Adviser.


The Fund pays no salaries or compensation to any of its officers, all of whom are officers or employees of either ISI, IMI or their affiliates. Disinterested Trustees (i.e., Trustees who are not affiliated with ISI, IMI or any of the sub-advisers) receive for each regular Board meeting: (a) a total annual retainer fee of $20,000 from the funds, of which the funds pay a pro rata share allocable to each fund based on the relative assets of the fund; plus (b) $4,000 and incidental expenses per meeting attended. Three of the Disinterested Trustees have been elected to serve on the Fund's Audit Committee, which meets twice annually. Each Audit Committee member receives a total of $2,500 per Audit Committee meeting attended in addition to the regular meetings attended. In the case of a Special Board Meeting, each of the Disinterested Trustees receives a fee of $2,500 plus incidental expenses per special meeting attended, in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of IMI or ISI are paid by IMI and/or ISI and not by the funds.


Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund and/or WRL Series Fund, Inc., to a Disinterested Trustee or Director on a current basis for services rendered as Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any impact on the funds.


The following table provides compensation amounts paid to Disinterested Trustees of the Fund for the fiscalyear ended October 31, 1999.


                               COMPENSATION TABLE

                                           Aggregate               Pension Or Retirement        Total Compensation Paid to
                                       Compensation From        Benefits Accrued As Part of         Trustees from Fund
Name of Person, Position              IDEX Mutual Funds *              Fund Expenses                    Complex**
--------------------------------   -------------------------   -----------------------------   ---------------------------
                                    For Year Ended 10/31/99            As of 10/31/99                    10/31/99
Peter R. Brown, Trustee                     $ 28,250                      $28,750                        $ 41,000
Daniel Calabria, Trustee                    $ 25,500                      $ 6,375                        $ 25,500
James L. Churchill, Trustee                 $ 25,500                      $16,400                        $ 25,500
Charles C. Harris, Trustee                  $ 28,250                      $     0                        $ 41,000
Julian A. Lerner, Trustee***                $ 25,500                      $     0                        $ 25,500
William W. Short, Jr., Trustee              $ 28,250                      $22,750                        $ 28,250
Jack E. Zimmerman, Trustee                  $ 25,500                      $ 5,500                        $ 25,500
                                            --------                      -------                        --------
Total                                       $186,750                      $79,775                        $212,250

------------------------------
* Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 1999 were as follows: Peter R. Brown, $30,961; Daniel Calabria, $7,542; James L. Churchill, $19,425; William W. Short, Jr., $22,750; and Jack E. Zimmerman, $5,500.
**  The Fund Complex consists of IDEX Mutual Funds and WRL Series Fund, Inc.
*** Effective January 1, 2000, Mr. Lerner became a Trustee Emeritus.

The Board of Trustees has adopted a policy whereby any Disinterested Trustee of the Fund in office on September 1, 1990 who has served at least three years as a trustee may, subject to certain limitations, elect upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any matter of the Fund. While serving as such, a trustee emeritus is entitled to receive from the Fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the Fund, plus reimbursement of expenses incurred for attendance at Board meetings.

The Fund has an Executive Committee whose members currently are John R. Kenney, Pat Baird and Peter R. Brown. The Executive Committee may perform all of the functions which may be performed by the Board of Trustees, except as set forth in the Declaration of Trust and By-Laws of the Fund or as prohibited by applicable law.

During the fiscal year ended October 31, 1999, the Fund paid $266,525 in trustees fees and expenses, and no trustee emeritus fees or expenses. As of January 30, 2000, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the funds.

                              PURCHASE OF SHARES

As stated in the prospectus, each fund offers investors a choice of four classes of shares. (IDEX JCC Growth also includes a fifth class, Class T shares, which are not available for new investors.) Class A, Class B, Class C or Class M shares of a fund can be purchased through ISI or through broker-dealers or other financial institutions that have sales agreements with ISI. Shares of each fund are sold at the net asset value per share as determined at the close of the regular session of business on the New York Stock Exchange next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A, Class M and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.

                              DEALER REALLOWANCES

IDEX sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. ISI keeps the sales charge, then "reallows" a portion to the dealers through which shares were purchased. This is how dealers are compensated.

From time to time, ISI will create special promotions in which dealers earn larger reallowances in return for selling significant amounts of shares or for certain training services. Sometimes, these dealers may earn virtually the entire sales charge; at those times, they may be deemed underwriters as described in the 1933 Act.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by ISI, including lodging and travel expenses, in accordance with the rules of the NASD.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

ISI may also pay dealers or financial institutions from its own funds or administrative services for larger accounts.

                       Class A Share Dealer Reallowances
      (all funds except IDEX JCC Flexible Income, IDEX AEGON Income Plus and IDEX Federated Tax Exempt)


                                            Reallowance to Dealers as a %
Amount of Purchase                                of Offering Price
----------------------------------------   ------------------------------
Under $50 Thousand                                        4.75%
$50 Thousand to under $100 Thousand                       4.00%
$100 Thousand to under $250 Thousand                      2.75%
$250 Thousand to under $500 Thousand                      2.25%
$500 Thousand to under $1 Million                         1.75%
For purchases of $1 Million and above:
$1 Million to under $5 Million                            1.00%
$5 Million to under $50 Million                     Plus  0.50%
$50 Million and above                               Plus  0.25%

                       Class A Share Dealer Reallowances
               (IDEX JCC Flexible Income, IDEX AEGON Income Plus
                         and IDEX Federated Tax Exempt)


                                            Reallowance to Dealers as a %
Amount of Purchase                                of Offering Price
----------------------------------------   ------------------------------
Under $50 Thousand                                        4.00%
$50 Thousand to under $100 Thousand                       3.25%
$100 Thousand to under $250 Thousand                      2.75%
$250 Thousand to under $500 Thousand                      1.75%
$500 Thousand to under $1 Million                         1.00%
For purchases of $1 Million and above:
$1 Million to under $5 Million                            0.50%
$5 Million and above                                Plus  0.25%

                       Class B Share Dealer Reallowances

                                     Reallowance to Dealers as a %
                                           of Offering Price
                                  ----------------------------------
All purchases                                   5.00%*
                                  * From time to time, ISI may
                                    reallow to a dealer an amount
                                    less than 5% on sales of Class B
                                    shares. In such circumstances,
                                    ISI will benefit directly to the
                                    extent the reallowance percentage
                                    is reduced below 5% on any
                                    purchase of Class B shares.


                                 Class M Share Dealer Reallowances


                                  Reallowance to Dealers as a %
Amount of Purchase                      of Offering Price
--------------------             ------------------------------
ll purchases                                  2.00%

                                 Class T Share Dealer Reallowances
                                         (IDEX JCC Growth)

                                   Reallowance to Dealers as a %
Amount of Purchase                       of Offering Price
---------------------             ------------------------------
$1,000,000 and over                           1.00%

                               DISTRIBUTION PLANS

As stated in the prospectus under "Investment Advisory and Other Services," each fund has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B, Class C and Class M shares of the fund. This Plan is structured as a Compensation Plan. Class T shares of IDEX JCC Growth are not subject to annual distribution and service fees.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of ISI that reimbursements of distribution-related expenses by the Fund under the Distribution Plans would provide incentives to ISI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the funds. In turn, increased sales are expected to lead to an increase in a fund's net asset levels, which would enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund's investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plans for Class A shares (the "Class A Plans"), a fund may pay ISI an annual distribution fee of up to 0.35% and an annual service fee of up to 0.25% of the average daily net assets of a fund's Class A shares; however, to the extent that a fund pays service fees, the amount which a fund may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of a fund's Class A shares.


Under the Plans for Class B shares (the "Class B Plans"), a fund may pay ISI an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class B shares.

Under the Plans for Class C shares (the "Class C Plans"), a fund may pay ISI an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class C shares.

Under the Plans for Class M shares (the "Class M Plans"), a fund may pay ISI an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class M shares; however, the total fee payable pursuant to the Class M Plan may not, on an annualized basis, exceed 0.90% of the average daily net assets of the fund's Class M shares.

ISI may use the fees payable under the Class A, Class B, Class C and Class M Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C or Class M shares, respectively, or in personal service to and/or maintenance of these shareholder accounts. For each class, these activities and expenses may include, but are not limited to:

      Compensation to employees of ISI;

      Compensation to and expenses of ISI and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

      The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

      The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plans, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by ISI of the amounts expended by ISI in distributing and servicing Class A, Class B, Class C or Class M shares of the funds and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not interested persons of the Fund.

A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of a Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the Fund's Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

                               DISTRIBUTION FEES

Distribution related expenses incurred by ISI for the fiscal year ended October 31, 1999 are listed in the table below. These expenses have been partially reimbursed to ISI by a 12b-1 arrangement with the funds.

                                     IDEX Alger                                IDEX GE
                                 Aggressive Growth                     International Equity(a)
                     ------------------------------------------ --------------------------------------
                            A              B            M**           A            B           M**
                         Shares         Shares        Shares       Shares       Shares       Shares
                     -------------- -------------- ------------ ------------ ------------ ------------
Advertising           $  9,595.00    $  3,772.00    $ 1,921.00   $ 1,413.00   $  243.00    $   61.00
Printing/mailing
 prospectuses to
 other than current
 shareholders         $ 61,356.00    $ 35,263.00    $14,239.00   $ 3,966.00   $1,096.00    $  296.00
Compensation to
 underwriters         $ 82,159.00    $ 10,650.00    $ 9,908.00   $ 9,009.00   $  911.00    $  700.00
Compensation to
 dealers              $ 90,221.00    $ 10,388.00    $10,669.00   $ 4,101.00   $  730.00    $  225.00
Compensation to
 sales personnel      $ 96,459.00    $ 60,562.00    $23,724.00   $ 5,726.00   $1,625.00    $  407.00
Interest or other
 finance charges      $      0.00    $      0.00    $     0.00   $     0.00   $    0.00    $    0.00
Travel                $ 16,087.00    $  9,885.00    $ 3,905.00   $   988.00   $  277.00    $   70.00
Office expenses       $ 38,951.00    $ 21,915.00    $ 9,011.00   $ 2,981.00   $  728.00    $  189.00
Administrative
 processing costs     $  7,707.00    $  3,345.00    $ 1,432.00   $   718.00   $  545.00    $  434.00
TOTAL                 $402,535.00    $155,780.00    $74,809.00   $28,902.00   $6,155.00    $2,382.00


                                     IDEX JCC
                               Capital Appreciation                          IDEX JCC Global
                     ----------------------------------------- --------------------------------------------
                            A             B            M**             A              B            M**
                         Shares         Shares       Shares         Shares          Shares        Shares
                     -------------- ------------- ------------ ---------------- ------------- -------------
Advertising           $  2,890.00    $   398.00    $   202.00   $   60,768.00    $ 40,576.00   $ 19,900.00
Printing/mailing
 prospectuses to
 other than current
 shareholders         $ 35,743.00    $21,964.00    $ 6,143.00   $  206,007.00    $174,040.00   $ 96,475.00
Compensation to
 underwriters         $ 57,551.00    $ 4,255.00    $ 2,636.00   $  372,477.00    $ 33,054.00   $ 37,174.00
Compensation to
 dealers              $ 34,182.00    $ 4,710.00    $ 2,142.00   $  571,972.00    $125,943.00   $173,332.00
Compensation to
 sales personnel      $ 66,949.00    $44,328.00    $11,597.00   $  306,976.00    $267,195.00   $146,338.00
Interest or other
 finance charges      $      0.00    $     0.00    $     0.00   $        0.00    $      0.00   $      0.00
Travel                $ 10,767.00    $ 7,017.00    $ 1,860.00   $   52,291.00    $ 45,010.00   $ 24,637.00
Office expenses       $ 22,185.00    $13,106.00    $ 3,612.00   $  147,920.00    $118,752.00   $ 63,977.00
Administrative
 processing costs     $  2,922.00    $ 1,461.00    $   716.00   $   18,930.00    $ 10,701.00   $  5,475.00
TOTAL                 $233,189.00    $97,239.00    $28,908.00   $1,737,341.00    $815,271.00   $567,308.00


                                                                                      IDEX Jennison Equity
                                            IDEX JCC Growth*                             Opportunity(b)
                             ----------------------------------------------- --------------------------------------
                                     A                B             M**            A            B           M**
                                  Shares           Shares          Shares       Shares       Shares       Shares
                             ---------------- ---------------- ------------- ------------ ------------ ------------
Advertising                   $  120,362.00    $   38,742.00   $ 35,590.00   $ 1,230.00   $   414.00    $   89.00
Printing/mailing
 prospectuses to other
 than current shareholders    $  709,903.00    $  321,350.00   $160,177.00   $ 4,125.00   $ 2,554.00    $  952.00
Compensation to
 underwriters                 $1,226,914.00    $   36,618.00   $ 56,341.00   $ 5,522.00   $ 1,347.00    $  828.00
Compensation to dealers       $1,594,500.00    $   33,541.00   $ 85,572.00   $ 5,118.00   $ 3,182.00    $1,320.00
Compensation to sales
 personnel                    $1,099,234.00    $  532,917.00   $247,632.00   $ 6,270.00   $ 4,247.00    $1,701.00
Interest or other finance
 charges                      $        0.00    $        0.00   $      0.00   $     0.00   $     0.00    $    0.00
Travel                        $  183,902.00    $   87,694.00   $ 41,623.00   $ 1,065.00   $   701.00    $  276.00
Office expenses               $  455,525.00    $  199,947.00   $106,804.00   $ 2,983.00   $ 1,660.00    $  588.00
Administrative processing
 costs                        $   42,263.00    $   10,518.00   $  4,740.00   $   958.00   $   718.00    $  513.00
TOTAL                         $5,432,603.00    $1,261,327.00   $736,479.00   $27,271.00   $14,823.00    $6,267.00


                                     IDEX NWQ Value Equity
                             --------------------------------------
                                   A            B           M**
                                Shares       Shares       Shares
                             ------------ ------------ ------------
Advertising                  $ 1,420.00   $ 1,043.00   $   336.00
Printing/mailing
 prospectuses to other
 than current shareholders   $ 6,262.00   $ 7,745.00   $ 2,386.00
Compensation to
 underwriters                $13,681.00   $ 3,940.00   $ 2,371.00
Compensation to dealers      $ 7,189.00   $ 2,955.00   $ 1,751.00
Compensation to sales
 personnel                   $ 9,647.00   $11,800.00   $ 4,031.00
Interest or other finance
 charges                     $     0.00   $     0.00   $     0.00
Travel                       $ 1,626.00   $ 1,991.00   $   664.00
Office expenses              $ 4,238.00   $ 4,693.00   $ 1,517.00
Administrative processing
 costs                       $ 1,272.00   $ 1,004.00   $   622.00
TOTAL                        $45,335.00   $35,171.00   $13,678.00

                                   IDEX LKCM Strategic Total Return           IDEX Dean Asset Allocation
                               ---------------------------------------- --------------------------------------
                                      A             B           M**           A            B           M**
                                   Shares        Shares       Shares       Shares       Shares       Shares
                               -------------- ------------ ------------ ------------ ------------ ------------
Advertising                     $  5,607.00   $ 2,534.00   $ 1,658.00   $ 2,245.00   $ 2,530.00   $ 1,502.00
Printing/mailing prospectuses
 to other than
 current shareholders           $ 35,549.00   $16,235.00   $ 8,564.00   $ 9,472.00   $ 9,110.00   $ 4,801.00
Compensation to
 underwriters                   $ 61,529.00   $ 9,946.00   $11,628.00   $25,307.00   $12,506.00   $11,988.00
Compensation to dealers         $ 25,366.00   $ 4,768.00   $ 5,883.00   $11,318.00   $ 9,605.00   $ 4,123.00
Compensation to sales
 personnel                      $ 57,388.00   $26,654.00   $13,365.00   $14,485.00   $13,099.00   $ 6,864.00
Interest or other finance
 charges                        $      0.00   $     0.00   $     0.00   $     0.00   $     0.00   $     0.00
Travel                          $  9,509.00   $ 4,413.00   $ 2,239.00   $ 2,434.00   $ 2,242.00   $ 1,180.00
Office expenses                 $ 22,846.00   $10,423.00   $ 5,636.00   $ 6,516.00   $ 6,393.00   $ 3,474.00
Administrative processing
 costs                          $  2,843.00   $ 1,465.00   $   941.00   $ 1,502.00   $ 1,277.00   $   847.00
TOTAL                           $220,637.00   $76,438.00   $49,914.00   $73,279.00   $56,762.00   $34,779.00


                                            IDEX JCC Balanced
                               -------------------------------------------
                                      A             B             M**
                                   Shares         Shares        Shares
                               -------------- ------------- --------------
Advertising                     $  9,144.00   $ 15,076.00    $  5,529.00
Printing/mailing prospectuses
 to other than
 current shareholders           $139,822.00   $142,813.00    $ 61,446.00
Compensation to
 underwriters                   $ 59,763.00   $  7,922.00    $  5,529.00
Compensation to dealers         $ 41,737.00   $  6,619.00    $ 17,262.00
Compensation to sales
 personnel                      $230,602.00   $238,851.00    $101,218.00
Interest or other finance
 charges                        $      0.00   $      0.00    $      0.00
Travel                          $ 37,769.00   $ 39,217.00    $ 16,637.00
Office expenses                 $ 81,951.00   $ 87,601.00    $ 36,895.00
Administrative processing
 costs                          $  2,653.00   $  2,524.00    $  1,127.00
TOTAL                           $603,441.00   $540,623.00    $245,643.00


                                      IDEX JCC Flexible Income                 IDEX AEGON Income Plus
                               -------------------------------------- ----------------------------------------
                                     A            B           M**            A             B           M**
                                  Shares       Shares       Shares        Shares        Shares       Shares
                               ------------ ------------ ------------ -------------- ------------ ------------
Advertising                    $ 2,868.00   $ 3,747.00   $ 1,285.00    $  9,469.00   $ 4,363.00   $ 3,253.00
Printing/mailing prospectuses
 to other than current
 shareholders                  $11,523.00   $15,528.00   $ 5,540.00    $ 41,806.00   $18,607.00   $10,176.00
Compensation to
 underwriters                  $22,938.00   $ 1,052.00   $ 2,057.00    $123,779.00   $ 2,942.00   $ 5,430.00
Compensation to dealers        $14,607.00   $ 1,120.00   $ 3,928.00    $ 37,940.00   $ 1,767.00   $ 9,235.00
Compensation to sales
 personnel                     $17,700.00   $23,413.00   $ 8,388.00    $ 61,234.00   $29,237.00   $15,662.00
Interest or other finance
 charges                       $     0.00   $     0.00   $     0.00    $      0.00   $     0.00   $     0.00
Travel                         $ 2,989.00   $ 3,973.00   $ 1,414.00    $ 10,382.00   $ 4,901.00   $ 2,642.00
Office expenses                $ 7,969.00   $10,573.00   $ 3,774.00    $ 28,643.00   $12,806.00   $ 7,598.00
Administrative processing
 costs                         $ 1,084.00   $   634.00   $   516.00    $  2,574.00   $   822.00   $   651.00
TOTAL                          $81,678.00   $60,040.00   $26,902.00    $315,827.00   $75,445.00   $54,647.00


                                     IDEX Federated Tax Exempt(c)
                               -----------------------------------------
                                      A             B            M**
                                   Shares         Shares       Shares
                               -------------- ------------- ------------
Advertising                     $  2,583.00    $   945.00   $ 1,003.00
Printing/mailing prospectuses
 to other than current
 shareholders                   $ 20,983.00    $13,898.00   $ 7,195.00
Compensation to
 underwriters                   $ 32,574.00    $   463.00   $ 1,618.00
Compensation to dealers         $ 22,579.00    $   330.00   $ 2,845.00
Compensation to sales
 personnel                      $ 32,605.00    $24,429.00   $11,453.00
Interest or other finance
 charges                        $      0.00    $     0.00   $     0.00
Travel                          $  5,441.00    $ 3,965.00   $ 1,906.00
Office expenses                 $ 12,784.00    $ 8,323.00   $ 4,492.00
Administrative processing
 costs                          $    891.00    $   412.00   $   449.00
TOTAL                           $130,440.00    $52,765.00   $30,961.00


                                                                                IDEX T. Rowe Price
                                     IDEX Goldman Sachs Growth                   Dividend Growth
                               -------------------------------------- --------------------------------------
                                     A            B           M**           A            B           M**
                                  Shares       Shares       Shares       Shares       Shares       Shares
                               ------------ ------------ ------------ ------------ ------------ ------------
Advertising                     $    0.00    $    0.00    $    7.00    $    0.00    $    0.00    $    0.00
Printing/mailing prospectuses
 to other than current
 shareholders                   $1,520.00    $2,323.00    $  693.00    $1,611.00    $2,192.00    $1,255.00
Compensation to underwriters    $  659.00    $    0.00    $    0.00    $  610.00    $    0.00    $    0.00
Compensation to dealers         $  302.00    $    0.00    $    0.00    $  226.00    $    0.00    $    0.00
Compensation to sales
 personnel                      $3,136.00    $4,480.00    $1,363.00    $3,501.00    $4,622.00    $2,252.00
Interest or other finance
 charges                        $    0.00    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00
Travel                          $  493.00    $  714.00    $  214.00    $  545.00    $  724.00    $  402.00
Office expenses                 $  891.00    $1,324.00    $  414.00    $  959.00    $1,285.00    $  739.00
Administrative processing
 costs                          $   46.00    $   47.00    $   14.00    $   37.00    $   52.00    $   15.00
TOTAL                           $7,047.00    $8,888.00    $2,705.00    $7,489.00    $8,875.00    $4,663.00


                                        IDEX Salomon All Cap
                               --------------------------------------
                                     A            B           M**
                                  Shares       Shares       Shares
                               ------------ ------------ ------------
Advertising                     $    0.00    $    0.00    $    3.00
Printing/mailing prospectuses
 to other than current
 shareholders                   $1,218.00    $1,314.00    $  466.00
Compensation to underwriters    $  595.00    $    0.00    $    0.00
Compensation to dealers         $  173.00    $    0.00    $    0.00
Compensation to sales
 personnel                      $2,728.00    $2,987.00    $  966.00
Interest or other finance
 charges                        $    0.00    $    0.00    $    0.00
Travel                          $  422.00    $  461.00    $  150.00
Office expenses                 $  737.00    $  797.00    $  287.00
Administrative processing
 costs                          $   29.00    $   30.00    $   10.00
TOTAL                           $5,902.00    $5,589.00    $1,882.00

                                                                     IDEX Pilgrim Baxter Mid Cap Growth
                                                                   --------------------------------------
                                                                         A            B           M**
                                                                      Shares       Shares       Shares
                                                                   ------------ ------------ ------------
Advertising                                                        $  119.00    $    0.00    $    0.00
Printing/mailing prospectuses to other than current shareholders   $1,474.00    $1,607.00    $  737.00
Compensation to underwriters                                       $  829.00    $    0.00    $    0.00
Compensation to dealers                                            $  240.00    $    0.00    $    0.00
Compensation to sales personnel                                    $3,124.00    $3,493.00    $1,564.00
Interest or other finance charges                                  $    0.00    $    0.00    $    0.00
Travel                                                             $1,474.00    $1,607.00    $  737.00
Office expenses                                                    $  940.00    $  957.00    $  446.00
Administrative processing costs                                    $   53.00    $  109.00    $   15.00
TOTAL                                                              $8,253.00    $7,773.00    $3,499.00


                                                                        IDEX T. Rowe Price Small Cap
                                                                   --------------------------------------
                                                                         A            B           M**
                                                                      Shares       Shares       Shares
                                                                   ------------ ------------ ------------
Advertising                                                        $   24.00    $   24.00    $   27.00
Printing/mailing prospectuses to other than current shareholders   $1,217.00    $1,072.00    $  694.00
Compensation to underwriters                                       $  778.00    $    0.00    $    0.00
Compensation to dealers                                            $  261.00    $    0.00    $    0.00
Compensation to sales personnel                                    $2,252.00    $1,987.00    $1,263.00
Interest or other finance charges                                  $    0.00    $    0.00    $    0.00
Travel                                                             $  359.00    $  316.00    $  200.00
Office expenses                                                    $  714.00    $  634.00    $  422.00
Administrative processing costs                                    $   50.00    $   42.00    $   10.00
TOTAL                                                              $5,655.00    $4,075.00    $2,616.00

------------------------------
* Class T shares of IDEX JCC Growth are not subject to annual distribution and service fees.
** All shares designated as Class C shares prior to March 1, 1999 were renamed as Class M shares on that date. Effective November 1, 1999, each fund began offering a new Class C share that has different fees and expenses than the previous Class C share. Information is not included for the new Class C share because the Fund began offering those shares on November 1, 1999.
(a) Prior to March 1, 2000, Scottish Equitable Investment Management Limited served as co-manager of this fund.

(b) Prior to December 1, 2000, C.A.S.E. Management, Inc. served as sub-adviser to this and this fund was named IDEX C.A.S.E. Growth.
(c) Prior to June 15, 2000, AEGON USA Investment Management, Inc. served as sub-adviser to this fund.

Expenses are not listed for IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company, and IDEX Transamerica Equity as these funds commenced operations March 1, 2000; for IDEX Great Companies -- America(SM) and IDEX Great Companies -- Technology(SM) as they commenced operations on July 14, 2000; for IDEX Great Companies -- Global(2) and IDEX Gabelli Global Growth as they commenced operations on September 1, 2000; and for IDEX JCC Growth & Income and IDEX Munder Net50 as they commenced operations on December 1, 2000.


                         NET ASSET VALUE DETERMINATION

Net asset value is determined separately for each class of shares of a fund on each day as of the close of the regular session of business on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time, Monday through Friday, except on: (i) days on which changes in the value of portfolio securities will not materially affect the net asset value of a particular class of shares of the funds; (ii) days during which no shares of a fund are tendered for redemption and no orders to purchase shares of that fund are received; or
(iii) customary national holidays on which the Exchange is closed. The per share net asset value of each class of shares of a fund is determined by adding the fund's total assets, subtracting liabilities and dividing by the number of shares outstanding. The public offering price of a Class A, Class B, Class C, Class M or Class T share of a fund is the net asset value per share plus, the applicable sales charge in the case of Class A, Class M or Class T shares. Investment securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign), or on the NASDAQ National Market. Investment securities traded on the over-the-counter market and listed securities for which no sales are reported for the trading period immediately preceding the time of determination are valued at the last bid price. Foreign currency denominated assets and liabilities are converted into U.S. dollars at the closing exchange rate each day. Other securities for which quotations are not readily available are valued at fair values determined in such manner as a fund's sub-adviser, under the supervision of the Board of Trustees, decides in good faith. (Information is not included in the chart below for IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company, and IDEX Transamerica Equity as these funds commenced operations March 1, 2000; for IDEX Great Companies -- America(SM) and IDEX Great Companies -- Technology(SM) as they will commence operations July 14, 2000; and for IDEX Great Companies -- Global(2) and IDEX Gabelli Global Growth as they commenced operations on September 1, 2000; and for IDEX JCC Growth & Income and IDEX Munder Net50 as they commenced operations on December 1, 2000.

                OFFERING PRICE PER SHARE CALCULATED AS FOLLOWS:


                                         Net Asset Value Per Share          Add Maximum      Amount of Sales   Offering Price
As of October 31, 1999                (net assets/shares outstanding)   Selling Commission        Charge         Per Share
------------------------------------ --------------------------------- -------------------- ----------------- ---------------
IDEX Alger Aggressive Growth
 Class A                                           $33.05                     5.50%               $1.92            $34.97
 Class B                                           $32.44                     0.00%               $  --            $32.44
 Class M*                                          $32.53                     1.00%               $0.33            $32.86
IDEX GE International Equity(a)
 Class A                                           $12.85                     5.50%               $0.75            $13.60
 Class B                                           $12.70                     0.00%               $  --            $12.70
 Class M*                                          $12.73                     1.00%               $0.13            $12.86
IDEX JCC Capital Appreciation
 Class A                                           $31.09                     5.50%               $1.81            $32.90
 Class B                                           $30.51                     0.00%               $  --            $30.51
 Class M*                                          $30.60                     1.00%               $0.31            $30.91
IDEX JCC Global
 Class A                                           $33.80                     5.50%               $1.97            $35.77
 Class B                                           $32.98                     0.00%               $  --            $32.98
 Class M*                                          $32.91                     1.00%               $0.33            $33.24
IDEX JCC Growth
 Class A                                           $46.72                     5.50%               $2.72            $49.44
 Class B                                           $45.38                     0.00%               $  --            $45.38
 Class M*                                          $45.58                     1.00%               $0.46            $46.04
 Class T                                           $47.45                     8.50%               $4.41            $51.86
IDEX Jennison Equity Opportunity(b)
 Class A                                           $12.14                     5.50%               $0.71            $12.85
 Class B                                           $11.93                     0.00%               $  --            $11.93
 Class M*                                          $11.96                     1.00%               $0.12            $12.08
IDEX NWQ Value Equity
 Class A                                           $11.28                     5.50%               $0.66            $11.94
 Class B                                           $11.09                     0.00%               $  --            $11.09
 Class M*                                          $11.12                     1.00%               $0.11            $11.23
IDEX LKCM Strategic Total Return
 Class A                                           $17.62                     5.50%               $1.03            $18.65
 Class B                                           $17.60                     0.00%               $  --            $17.60
 Class M*                                          $17.61                     1.00%               $0.18            $17.79
IDEX Dean Asset Allocation
 Class A                                           $11.79                     5.50%               $0.69            $12.48
 Class B                                           $11.78                     0.00%               $  --            $11.78
 Class M*                                          $11.78                     1.00%               $0.12            $11.90
IDEX JCC Balanced
 Class A                                           $18.96                     5.50%               $1.10            $20.06
 Class B                                           $18.95                     0.00%               $  --            $18.95
 Class M*                                          $18.95                     1.00%               $0.19            $19.14
IDEX JCC Flexible Income
 Class A                                           $ 9.46                     4.75%               $0.47            $ 9.93
 Class B                                           $ 9.46                     0.00%               $  --            $ 9.46
 Class M*                                          $ 9.46                     1.00%               $0.10            $ 9.56
IDEX AEGON Income Plus
 Class A                                           $ 9.67                     4.75%               $0.48            $10.15
 Class B                                           $ 9.67                     0.00%               $  --            $ 9.67
 Class M*                                          $ 9.67                     1.00%               $0.10            $ 9.77
IDEX Federated Tax Exempt(c)
 Class A                                           $10.60                     4.75%               $0.53            $11.13
 Class B                                           $10.59                     0.00%               $  --            $10.59
 Class M*                                          $10.59                     1.00%               $0.11            $10.70
IDEX Goldman Sachs Growth
 Class A                                           $11.40                     5.50%               $0.66            $12.06
 Class B                                           $11.35                     0.00%               $  --            $11.35
 Class M*                                          $11.36                     1.00%               $0.11            $11.47
IDEX T. Rowe Price Dividend Growth
 Class A                                           $10.20                     5.50%               $0.59            $10.79
 Class B                                           $10.19                     0.00%               $  --            $10.19
 Class M*                                          $10.19                     1.00%               $0.10            $10.29
IDEX Salomon All Cap
 Class A                                           $11.70                     5.50%               $0.68            $12.38
 Class B                                           $11.66                     0.00%               $  --            $11.66
 Class M*                                          $11.67                     1.00%               $0.12            $11.79

                                        Net Asset Value Per Share          Add Maximum      Amount of Sales   Offering Price
As of October 31, 1999               (net assets/shares outstanding)   Selling Commission        Charge          Per Share
----------------------------------- --------------------------------- -------------------- ----------------- ----------------
IDEX Pilgrim Baxter Mid Cap Growth
 Class A                                          $14.80                      5.50%               $0.86            $15.66
 Class B                                          $14.76                      0.00%               $  --            $14.76
 Class M*                                         $14.77                      1.00%               $0.15            $14.92
IDEX T. Rowe Price Small Cap
 Class A                                          $11.01                      5.50%               $0.64            $11.65
 Class B                                          $10.97                      0.00%               $  --            $10.97
 Class M*                                         $10.98                      1.00%               $0.11            $11.09

------------------------------
* All shares designated as Class C shares prior to March 1, 1999 were renamed as Class M shares on that date. Effective November 1, 1999, each fund began offering a new Class C share that has different fees and expenses than the previous Class C share. Information is not included for the new Class C share because the Fund began offering those shares on November 1, 1999.
(a) Prior to March 1, 2000, Scottish Equitable Investment Management Limited served as co-manager of this fund.

(b) Prior to December 1, 2000, C.A.S.E. Management, Inc. served as sub-adviser to this fund and this was was named IDEX C.A.S.E. Growth.
(c) Prior to June 15, 2000, AEGON USA Investment Management, Inc. served as sub-adviser to this fund.


                       DIVIDENDS AND OTHER DISTRIBUTIONS

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B, Class C and Class M shares of a fund are anticipated to be lower than the per share income dividends on Class A shares of that fund (and Class T shares of IDEX JCC Growth), as a result of higher distribution and service fees applicable to the Class B, Class C and Class M shares.

                              SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts isset forth in the prospectus.

                                RETIREMENT PLANS

The Fund offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plans for both corporations and self-employed individuals, and for Individual Retirement Accounts, Code Section 401(k) Plans and Simplified Employee Pension Plans are available by calling or writing IDEX Customer Service. These plans require the completion of separate applications which are also available from IDEX Customer Service. State Street Bank & Trust, Kansas City, Missouri, acts as the custodian or trustee under these plans for which it charges an annual fee of up to $15.00 on each such account with a maximum of $30.00 per tax identification number. However, if your retirement plan is under custody of State Street and your combined retirement account balances per taxpayer identification number are more than $50,000, there is generally no fee. Shares of a fund are also available for investment by Code Section 403(b)(7) retirement plans for employees of charities, schools, and other qualifying employers. IDEX Federated Tax Exempt is not well-suited as an investment vehicle for tax-deferred retirement plans which cannot benefit from tax-exempt income and whose distributed earnings are taxable to individual recipients as ordinary income. To receive additional information or forms on these plans, please call IDEX Customer Service at 1-888-233-4339 (toll free) or write to Idex Investor Services, Inc. at P.O. Box 9015, Clearwater, Florida 33758-9015. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax advisor with respect to the requirements of such plans and the tax aspects thereof.

                             REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at any price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption. Class B share and Class M share and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. The prospectus describes the requirements and procedures for the redemption of shares.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to the Fund.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed except for holidays and weekends; (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The CDSC is waived on redemptions of Class B and Class M shares (and Class A, C and T, when applicable) in the circumstances described below:

(a) Redemption upon Total Disability or Death

A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the Federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan ("SWP") with respect to the shareholder's investment in a fund. Under the SWP, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.

The amount of a shareholder's investment in a fund at the time election to participate in the SWP is made with respect to the fund is hereinafter referred to as the "Initial Account Balance." The amount to be systematically withdrawn from a fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The funds reserves the right to change the terms and conditions of the SWP and the ability to offer the SWP.

Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

(c) Reinvestment Privilege

The CDSC is also waived on redemption of shares as it relates to the reinvestment of redemption proceeds in the same class of shares of another fund within 90 days after redemption.

(d) Certain Retirement Plan Withdrawals

For accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not include transfer of asset redemptions, broker directed accounts or omnibus accounts.)

                                     TAXES


Each fund has qualified (except IDEX Munder Net50 and IDEX JCC Growth & Income, which intend to qualify), and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.


A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

In order for IDEX Federated Tax Exempt to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the fund's portfolio must consist of exempt-interest obligations. If IDEX Federated Tax Exempt invests in any instruments that generate taxable income, distributions of the interest earned thereon will be taxable to that fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if that fund realizes capital gains as a result of market transactions, any distributions of that gain also will be taxable to its shareholders.

Proposals may be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by IDEX Federated Tax Exempt and the value of its portfolio securities would be affected. In that event, IDEX Federated Tax Exempt will re-evaluate its investment objective and policies.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

If more than 50% of the value of IDEX JCC Global's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to: (1) include in gross income, and treat as paid by him, his proportionate share of those taxes; (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources; and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the limitation applicable to the foreign tax credit against his federal income tax. IDEX JCC Global will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Each fund, except IDEX Federated Tax Exempt, may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss). This will occur even if such income and gains are not distributed to the fund and those amounts would be subject to the Distribution Requirement described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized although any such gains recognized will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could, in limited circumstances, incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's election with respect to PFIC stock.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a fund. In order to comply with the diversification and other requirements applicable to RICs, a fund may not be able to buy or sell certain securities at certain times, so the investments utilized (and the time at which such investments are purchased and sold) may be different from what the fund might otherwise believe to be desirable. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a fund with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income under the Income Requirement.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

                            PRINCIPAL SHAREHOLDERS

To the knowledge of the Fund, as of August 11, 2000, no shareholders owned beneficially or 5% or more of the outstanding shares of beneficial interest of IDEX Alger Aggressive Growth, IDEX JCC Capital Appreciation and IDEX JCC Global.

                                                                             % of Shares of
           Name/Address                         Fund               Class   Beneficial Interest
---------------------------------- ------------------------------ ------- --------------------
Aileen S. Jones Trust              IDEX GE U.S. Equity                M            6.07%
Mesa, AZ

Alan R. Hochstetler Living Trust   IDEX GE International Equity       M           14.79%
Williamsburg, VA

Amherst Telephone Co.              IDEX JCC Flexible Income           C            8.88%
Amherst, WI

Arthur L. Carlson                  IDEX NWQ Value Equity              C           12.37%
Bismark, ND

Bills Trucking Inc.                IDEX Federated Tax Exempt          C           46.25%
San Jose, CA

                                                                                % of Shares of
         Name/Address                           Fund                  Class   Beneficial Interest
------------------------------ ------------------------------------- ------- --------------------
Butler Implement Co., Inc.     IDEX Great Companies - Technology(SM)     C            5.32%
Orangeburg, SC

Charles V. Sweeney             IDEX Dean Asset Allocation                C            7.39%
Stoughton, WI

CONAGRA                        IDEX JCC Growth                           T           24.95%
Boston, MA

Country Fresh, Inc.            IDEX Dean Asset Allocation                A            7.07%
Grand Rapids, MI

Daniel M. Landers              IDEX Jennison Equity Opportunity*         C            5.66%
Chandler, AZ

David A. Eckenrode             IDEX Goldman Sachs Growth                 C            5.18%
Bismarck, ND

Diana M. Jarvis                IDEX Jennison Equity Opportunity*         C           11.93%
Forest Park, GA                IDEX T. Rowe Price Dividend Growth        C            5.67%

Donald R. & Joan C. Galloway   IDEX Jennison Equity Opportunity*         C            9.07%
Venice, FL                     IDEX GE International Equity              C            6.41%

Donaldson Lufkin Jenrette      IDEX AEGON Income Plus                    C           10.52%
Securities Corp., Inc.         IDEX Federated Tax Exempt                 M           27.01%
Jersey City, NJ                IDEX Federated Tax Exempt                 B            5.05%
                               IDEX T Rowe Price Dividend Growth         C           13.78%
                               IDEX Goldman Sachs Growth                 C           12.58%
                               IDEX NWQ Value Equity                     C            5.37%
                               IDEX Pilgrim Baxter Technology            C            5.70%
                               IDEX GE U.S. Equity                       M           27.75%
                               IDEX GE U.S. Equity                       C            9.71%
                               IDEX Transamerica Equity                  M           23.06%
                               IDEX Transamerica Equity                  C           14.05%
                               IDEX Transamerica Small Company           C            6.43%
                               IDEX Great Companies - America(SM)        C           10.43%
                               IDEX Great Companies - America(SM)        M            6.23%
                               IDEX Great Companies - Technology(SM)     M           11.98%

Dorothy P. Tanner              IDEX NWQ Value Equity                     M            9.22%
Adairsville, GA                IDEX Jennison Equity Opportunity*         M            5.48%
                               IDEX T Rowe Price Small Cap               M            5.79%

Drs. Lamura & Sweet Trust      IDEX GE International Equity              C            8.34%
FBO Patricia A. Tagliamonti
Worcester, MA

Dwayne D. Dahlberg             IDEX Dean Asset Allocation                C           12.63%
Coon Rapids, MN                IDEX Jennison Equity Opportunity*         C            5.99%

Edward R. Plazek               IDEX Great Companies - America(SM)        B            5.45%
Olmstead Falls, OH

Eleanor D. Klingaman           IDEX Jennison Equity Opportunity*         C            6.54%
Richland Center, WI            IDEX Jennison Equity Opportunity*         C            5.01%

Florence G. Shelley            IDEX Federated Tax Exempt                 B            7.98%
Dallas, TX

Frank & Camillia Mensik        IDEX Federated Tax Exempt                 C            5.66%
Barr Ridge, IL

Gerlach & Co.                  IDEX AEGON Income Plus                    A           12.93%
Tampa, FL

                                                                                          % of Shares of
              Name/Address                                Fund                  Class   Beneficial Interest
---------------------------------------- ------------------------------------- ------- --------------------
Grand Lodge Fraternal Order of Police    IDEX JCC Flexible Income                  A            7.91%
Shawnee Mission, KS

Hugh S. Humphries                        IDEX Great Companies - America(SM)        M            5.97%
Gaffney, SC                              IDEX Great Companies - Technology(SM)     M            7.36%

InterSecurities                          IDEX Federated Tax Exempt                 C           11.69%
Clearwater, FL                           IDEX GE U.S. Equity                       A            7.89%
                                         IDEX GE U.S. Equity                       B            7.29%
                                         IDEX GE U.S. Equity                       C            9.73%
                                         IDEX Transamerica Small Company           A            6.49%
                                         IDEX Transamerica Small Company           M            8.45%
                                         IDEX Transamerica Small Company           C           11.95%
                                         IDEX Jennison Equity Opportunity*         A           12.33%
                                         IDEX GE International Equity              A           19.45%
                                         IDEX NWQ Value Equity                     A            7.38%
                                         IDEX Goldman Sachs Growth                 M            8.44%
                                         IDEX T. Rowe Price Dividend Growth        M           10.84%
                                         IDEX T Rowe Price Small Cap               A            6.87%
                                         IDEX T. Rowe Price Small Cap              B            6.74%
                                         IDEX T Rowe Price Small Cap               M           20.01%
                                         IDEX GE U.S. Equity                       M           25.84%
                                         IDEX Transamerica Equity                  A            7.03%
                                         IDEX Transamerica Equity                  B            9.23%
                                         IDEX Transamerica Equity                  M           28.87%
                                         IDEX Transamerica Equity                  C           18.20%
                                         IDEX Great Companies - America(SM)        C           10.43%
                                         IDEX Great Companies - America(SM)        M           34.75%
                                         IDEX Great Companies - Technology(SM)     B            9.07%
                                         IDEX Great Companies - Technology(SM)     M           42.90%

Irby S. Judice, Jr. & Jessie R. Judice   IDEX Federated Tax Exempt                 B            5.80%
Beaumont, TX

James & Barbara Sadowsky                 IDEX T Rowe Price Small Cap               A            5.92%
Longmeadow, MA

James T. Griffing                        IDEX LKCM Strategic Total Return          C            5.31%
Brandon, MS

Jane E. Moore Trust                      IDEX GE International Equity              M            6.59%
Spring Island, SC

Jann M & Susan R. Van Dreser Trust       IDEX Transamerica Small Company           C            6.86%
Plover, WI                               IDEX Great Companies - America(SM)        C            5.92%

Jerry G. & Anne M. Wilson                IDEX T Rowe Price Dividend Growth         C            5.37%
Richardson, TX

John M. Coleman III                      IDEX Great Companies - America(SM)        M            6.94%
Grafton, VA

John R. Kenney                           IDEX Great Companies - America(SM)        A            5.43%
Largo, FL

Joseph H. Evans                          IDEX Great Companies - America(SM)        C           12.28%
Tierra Verde, FL

Juanita H. Berry                         IDEX Goldman Sachs Growth                 C            9.45%
Louisville, KY

Keith & Toma Collingsworth               IDEX Great Companies - Technology(SM)     M            7.25%
Tallahassee, FL                          IDEX Great Companies - America(SM)        M            5.49%

Kimberly K. Varellas                     IDEX Jennison Equity Opportunity*         M            5.32%
Earlham, IA

                                                                                      % of Shares of
            Name/Address                              Fund                  Class   Beneficial Interest
------------------------------------ ------------------------------------- ------- --------------------
Lisa Underwood                       IDEX Great Companies - Technology(SM)     M            5.80%
Martinsville, IN

Mack C. Williams, Jr.                IDEX Great Companies - America(SM)        C            5.01%
Green Cove Springs, FL

Madge Rayne & Lorraine M. Cummings   IDEX Dean Asset Allocation                C            5.27%
Scarsdale, NY

Maki Electrical Pension Trust        IDEX GE U.S. Equity                       M            9.01%
Worcester, MA                        IDEX Transamerica Equity                  M           10.52%

Marlane Investments L P              IDEX NWQ Value Equity                     M            8.30%
Pensacola, FL

Mary Austin                          IDEX Federated Tax Exempt                 M            6.17%
Arvada, CO

Matt R. & Susan W. Coben             IDEX Transamerica Equity                  A            5.63%
Charlotte, NC

Michael D. & Lisa D. Kostas          IDEX Dean Asset Allocation                C           11.36%
Marysville, CA

National Heritage Foundation         IDEX GE International Equity              A            7.41%
Falls Church, VA

Neil W. & Walana M. Ulrich           IDEX Federated Tax Exempt                 B            5.02%
Clear Lake, WI

Norma J. Terry & Marsha L. Aronow    IDEX Jennison Equity Opportunity*         C            6.44%
Commerce Twp., MI

Patricia Jennings Bober Trust        IDEX AEGON Income Plus                    M           12.56%
New Vernon, NJ

Peter A. Morgan                      IDEX GE International Equity              C            5.18%
Cotuit, MA

PFL Life Insurance Co.               IDEX AEGON Income Plus                    A            7.61%
Cedar Rapids, IA

Pugleasa Co., Inc. 401(K)            IDEX Transamerica Small Company           A            7.86%
Denver, CO

Richard D. Klingaman                 IDEX Dean Asset Allocation                C            7.61%
Richland Center, WI

Robert & Jaan Brown                  IDEX GE U.S. Equity                       B            5.52%
Conneaut, OH

Robert C. Irvine                     IDEX AEGON Income Plus                    C           20.28%
Woodstock GA

Robert H. Kerr                       IDEX Transamerica Equity                  B            6.91%
Philadelphia, PA

Ronald B. and Nancy L. S. Yamasaki   IDEX Federated Tax Exempt                 C            6.68%
Santa Rosa, CA

Ronald W. Skeddle                    IDEX GE U.S. Equity                       A           11.11%
Perrysburg, OH

Roy Wedge                            IDEX Federated Tax Exempt                 B            7.01%
Milwaukee, WI

Russela M. Olin Trust                IDEX GE International Equity              C            8.58%
Chestnut Hill, MA

Salomon Smith Barney, Inc.           IDEX AEGON Income Plus                    C            9.22%
New York, NY

Sarah F. Timmons                     IDEX Federated Tax Exempt                 B            6.67%
Woodruff, SC

Stanley Socha                        IDEX Great Companies - America(SM)        B            5.90%
Brunswick, OH                        IDEX Great Companies - Technology(SM)     B            5.09%

                                                                                      % of Shares of
          Name/Address                             Fund                   Class     Beneficial Interest
--------------------------------   -----------------------------------   -------   --------------------
Stephen P. Elias                   IDEX Federated Tax Exempt                 M             12.55%
Amherst, NH

Susan A. Morgan                    IDEX GE International Equity              C              5.18%
Cotuit, MA

Thomas B & Sharon A. Tudor         IDEX Federated Tax Exempt                 C             19.07%
Bismarck, ND

Thomas L. Collins                  IDEX Jennison Equity Opportunity*         M              5.52%
Marietta, GA

Timothy J. & Deborah O'Donnell     IDEX GE International Equity              M             16.65%
Orlando, FL

US Clearing Corp.                  IDEX AEGON Income Plus                    C              9.44%
New York, NY

Van Harte Smith Family Trust       IDEX Transamerica Equity                  A             28.13%
San Carlos, CA

Virginia R. Staas Trust            IDEX GE U.S. Equity                       C              6.14%
Auburn, AL

William E. Podoll Family Trust     IDEX Transamerica Equity                  C              6.71%
Plover, WI

William S. Renaudin                IDEX GE U.S. Equity                       C              7.21%
New Orleans, LA


------------------------------
* Prior to December 1, 2000, this fund was named IDEX C.A.S.E. Growth.


                                 MISCELLANEOUS

ORGANIZATION

Each fund is a series of the IDEX Mutual Funds, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. The Trust currently is governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991.

On October 1, 1993, in a tax-free reorganization, IDEX JCC Flexible Income acquired all of the assets and assumed all of the liabilities of IDEX Total Income Trust ("IDEX Total") in exchange for shares of IDEX JCC Flexible Income which were then distributed to IDEX Total shareholders. All historical financial and performance information set forth in this SAI relates to IDEX Total prior to the date it was reorganized into the IDEX JCC Flexible Income.

On September 20, 1996 in a tax-free reorganization, IDEX JCC Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX JCC Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest. Shares of the Fund are fully paid and nonassessable when issued. Shares of the Fund have no preemptive, cumulative voting, conversion or subscription rights. Shares of the Fund are fully transferable but the Fund is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest of each fund are divided into four classes, Class A, Class B, Class C and Class M shares; IDEX JCC Growth includes a fifth class, Class T shares. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; Class A shares are subject to an initial sales charge and are subject to a CDSC on purchases of $1 million or more if redeemed within 24 months of purchase; Class B shares are subject to a CDSC, or back-end load, at a declining rate; Class C shares are not subject to an initial sales charge or CDSC; Class M shares are subject to an initial sales charge and are subject to a CDSC if redeemed within 18 months of purchase; Class B, Class C and Class M shares are subject to higher ongoing distribution and service fees;

each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Class T shares of the IDEX JCC Growth are subject to an initial sales charge and are subject to a CDSC if redeemed with 24 months of purchase. Class T shares have no annual distribution and service fees. Class T shares are NOT available to new investors; only existing Class T shareholders (who were shareholders of IDEX Fund or IDEX Fund 3 on September 20, 1996) may purchase additional Class T shares. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding shares of the Fund. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize the Fund, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Fund's bylaws or the Trustees.

LEGAL COUNSEL AND INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Fund and certain of its affiliates. PricewaterhouseCoopers LLP, 400 N. Ashley Street, Suite 2800 Tampa, Florida 33602-4319 serves as independent certified public accountants for the Fund.

REGISTRATION STATEMENT

This SAI and the prospectus for the Fund does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the SEC, Washington, D.C. under the 1933 Act and the 1940 Act, to which reference is hereby made.

                            PERFORMANCE INFORMATION

Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                P(1 + T)n = ERV

(where P = a hypothetical initial investment of $1,000; T = the average annual total return; N = the number of years; and ERV = the ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period). All average annual total return figures reflect the deduction of a proportionate share of each fund's expenses on an annual basis, and assume that the maximum sales load (Class A, M and Class T shares) is deducted from the initial $1,000 investment and all dividends and distributions are paid in additional shares. (No information is included for the new Class C shares as the Fund began offering those shares on November 1, 1999.)

                          AVERAGE ANNUAL TOTAL RETURN

                                       IDEX Alger Aggressive Growth  IDEX GE International Equity   IDEX JCC Capital Appreciation
As of October 31, 1999                             Class                      Class****                        Class
-------------------------------------- ----------------------------- ----------------------------   ------------------------------
                                           A         B        M***         A         B      M***        A           B        M***
                                       --------- --------- ---------  ---------- -------- --------  --------     -------   -------
Inception Date                         12/2/94   10/1/95   12/2/94    2/1/97     2/1/97   2/1/97     12/2/94     10/1/95   12/2/94
Sales Charge*                            5.50%      *        1.00%    5.50%         *      1.00%      5.50%         *        1.00%
12b-1 Fee                                0.35%     1.00%     0.90%     0.35%      1.00%    0.90%       0.35%       1.00%     0.90%

Average Annual Total Return Including
 Sales Charges:
 1 year                                 46.93%    49.88%    52.42%    12.57%     13.45%   16.37%      91.07%      96.72%    98.77%
 5 years                                   N/A       N/A       N/A       N/A        N/A      N/A         N/A         N/A       N/A
 10 years                                  N/A       N/A       N/A       N/A        N/A      N/A         N/A         N/A       N/A
 Inception                              30.94%    21.43%    31.80%     7.61%      8.23%    8.88%      29.88%      28.28%    30.62%

Average Annual Total Return Without
 Deduction of Sales Charge:
 1 year                                 55.49%    54.88%    54.97%    19.12%     18.45%   18.55%     102.19%     101.72%   101.79%
 5 years                                   N/A       N/A       N/A       N/A        N/A      N/A         N/A         N/A       N/A
 10 years                                  N/A       N/A       N/A       N/A        N/A      N/A         N/A         N/A       N/A
 Inception                              32.45%    21.56%    32.07%     9.86%      9.18%    9.28%      31.38%      28.39%    30.89%

Cumulative Total Return Without
 Deduction of Sales Charge:
 1 year                                 55.49%    54.88%    54.97%    19.12%     18.45%   18.55%     102.19%     101.72%   101.79%
 5 years                                   N/A       N/A       N/A       N/A        N/A      N/A         N/A         N/A       N/A
 10 years                                  N/A       N/A       N/A       N/A        N/A      N/A         N/A         N/A       N/A
 Inception                             298.26%   121.97%   292.59%    29.36%     27.17%   27.51%     282.71%     177.54%   275.67%


                                                  IDEX JCC Global                              IDEX JCC Growth
As of October 31, 1999                                 Class                                        Class
-------------------------------------- -------------------------------------- -------------------------------------------------
                                             A            B          M***          A            B          M***         T**
                                       ------------ ------------ ------------ ----------- ------------ ------------ -----------
Inception Date                             10/1/92      10/1/95      10/1/93      5/8/86      10/1/95      10/1/93      6/4/85
Sales Charge*                                5.50%           *         1.00%       5.50%           *         1.00%       8.50%
12b-1 Fee                                    0.35%        1.00%        0.90%       0.35%        1.00%        0.90%          0%

Average Annual Total Return Including
 Sales Charges:
 1 year                                     32.59%       34.62%       37.33%      52.14%       55.36%       57.85%      47.63%
 5 years                                    20.38%          N/A       21.26%      30.75%          N/A       31.65%      30.23%
 10 years                                      N/A          N/A          N/A      20.11%          N/A          N/A      20.14%
 Inception                                  22.33%       23.33%       21.06%      20.14%       31.05%       24.56%      20.26%

Average Annual Total Return Without
 Deduction of Sales Charge:
 1 year                                     40.31%       39.62%       39.73%      61.00%       60.36%       60.45%      61.34%
 5 years                                    21.75%          N/A       21.51%      32.24%          N/A       31.91%      32.57%
 10 years                                      N/A          N/A          N/A      20.79%          N/A          N/A      21.21%
 Inception                                  23.31%       23.47%       21.26%      20.65%       31.16%       24.77%      21.01%

Cumulative Total Return Without
 Deduction of Sales Charge:
 1 year                                     40.31%       39.62%       39.73%      61.00%       60.36%       60.45%      61.34%
 5 years                                   167.54%          N/A      164.84%     304.39%          N/A      299.42%     309.40%
 10 years                                      N/A          N/A          N/A     561.06%          N/A          N/A     584.43%
 Inception                                 340.53%      136.54%      222.88%    1155.64%      202.73%      284.04%    1459.51%


                                                   IDEX Equity
As of October 31, 1999                       Opportunity Class*****
-------------------------------------- -----------------------------------
                                            A           B          M***
                                       ----------- ----------- -----------
Inception Date                             2/1/96      2/1/96      2/1/96
Sales Charge*                               5.50%          *        1.00%
12b-1 Fee                                   0.35%       1.00%       0.90%

Average Annual Total Return Including
 Sales Charges:
 1 year                                    22.92%      24.45%      27.25%
 5 years                                      N/A         N/A         N/A
 10 years                                     N/A         N/A         N/A
 Inception                                  9.76%      10.38%      10.59%

Average Annual Total Return Without
 Deduction of Sales Charge:
 1 year                                    30.07%      29.45%      29.54%
 5 years                                      N/A         N/A         N/A
 10 years                                     N/A         N/A         N/A
 Inception                                 11.42%      10.79%      10.89%

Cumulative Total Return Without
 Deduction of Sales Charge:
 1 year                                    30.07%      29.45%      29.54%
 5 years                                      N/A         N/A         N/A
 10 years                                     N/A         N/A         N/A
 Inception                                 50.00%      46.81%      47.30%

                                            IDEX NWQ Value Equity           IDEX LKCM Strategic Total Return
As of October 31, 1999                              Class                                Class
------------------------------------ ----------------------------------- --------------------------------------
                                          A           B          M***          A            B          M***
                                     ----------- ----------- ----------- ------------ ------------ ------------
Inception Date                          2/1/97      2/1/97      2/1/97       12/2/94      10/1/95      12/2/94
Sales Charge*                            5.50%          *        1.00%         5.50%           *         1.00%
12b-1 Fee                                0.35%       1.00%       0.90%         0.35%        1.00%        0.90%

Average Annual Total Return
 Including Sales Charges:
 1 year                                 (1.40)%     (1.32)%     (1.75)%        5.47%        5.91%        8.91%
 5 years                                    N/A         N/A         N/A          N/A          N/A          N/A
 10 years                                   N/A         N/A         N/A          N/A          N/A          N/A
 Inception                                3.47%       3.97%       4.70%        14.36%       13.46%       14.83%

Average Annual Total Return Without
 Deduction of Sales Charge:
 1 year                                  4.34%       3.68%       3.79%        11.61%       10.91%       11.02%
 5 years                                   N/A         N/A         N/A          N/A          N/A          N/A
 10 years                                  N/A         N/A         N/A          N/A          N/A          N/A
 Inception                               5.63%       4.98%       5.08%        15.68%       13.63%       15.07%

Cumulative Total Return Without
 Deduction of Sales Charge:
 1 year                                  4.34%       3.68%       3.79%        11.61%       10.91%       11.02%
 5 years                                   N/A         N/A         N/A          N/A          N/A          N/A
 10 years                                  N/A         N/A         N/A          N/A          N/A          N/A
 Inception                              16.17%      14.24%      14.54%       104.70%       68.52%       99.40%


                                           IDEX Dean Asset Allocation
As of October 31, 1999                               Class
------------------------------------ --------------------------------------
                                           A            B          M***
                                     ------------ ------------ ------------
Inception Date                          10/1/95       10/1/95      10/1/95
Sales Charge*                             5.50%             *        1.00%
12b-1 Fee                                 0.35%         1.00%        0.90%

Average Annual Total Return
 Including Sales Charges:
 1 year                                  (9.03)%      (9.14)%      (6.17)%
 5 years                                     N/A          N/A          N/A
 10 years                                    N/A          N/A          N/A
 Inception                                 6.98%        7.59%        7.62%

Average Annual Total Return Without
 Deduction of Sales Charge:
 1 year                                  (3.74)%      (4.36)%      (4.26)%
 5 years                                     N/A          N/A          N/A
 10 years                                    N/A          N/A          N/A
 Inception                                 8.48%        7.78%        7.89%

Cumulative Total Return Without
 Deduction of Sales Charge:
 1 year                                  (3.74)%      (4.36)%      (4.26)%
 5 years                                     N/A          N/A          N/A
 10 years                                    N/A          N/A          N/A
 Inception                                39.42%       35.81%       36.36%

                                                IDEX JCC Balanced               IDEX JCC Flexible Income
As of October 31, 1999                                Class                               Class
-------------------------------------- ----------------------------------- -----------------------------------
                                            A           B          M***         A           B          M***
                                       ----------- ----------- ----------- ----------- ----------- -----------
Inception Date                         12/2/94     10/1/95     12/2/94     6/29/87     10/1/95     10/1/93
Sales Charge*                            5.50%           *       1.00%       4.75%           *       1.00%
12b-1 Fee                                0.35%       1.00%       0.90%       0.35%       1.00%       0.90%

Average Annual Total Return Including
 Sales Charge:
 1 year                                 23.26%      24.64%      27.46%     (3.13)%     (3.99)%     (0.90)%
 5 years                                   N/A         N/A         N/A       7.17%         N/A       7.40%
 10 years                                  N/A         N/A         N/A       7.38%         N/A         N/A
 Inception                              20.17%      21.28%      20.67%       7.46%       6.27%       5.60%

Average Annual Total Return Without
 Deduction of Sales Charge:
 1 year                                 30.43%      29.64%      29.76%       1.70%       1.01%       1.11%
 5 years                                   N/A         N/A         N/A       8.22%         N/A       7.62%
 10 years                                  N/A         N/A         N/A       7.91%         N/A         N/A
 Inception                              21.56%      21.41%      20.92%       7.89%       6.47%       5.77%

Cumulative Total Return Without
 Deduction of Sales Charge:
 1 year                                 30.43%      29.64%      29.76%       1.70%       1.01%       1.11%
 5 years                                   N/A         N/A         N/A      48.42%         N/A      44.33%
 10 years                                  N/A         N/A         N/A     114.06%         N/A         N/A
 Inception                             161.16%     120.85%     154.48%     155.22%      29.19%      40.66%


                                             IDEX AEGON Income Plus
As of October 31, 1999                                Class
-------------------------------------- -----------------------------------
                                            A           B          M***
                                       ----------- ----------- -----------
Inception Date                         6/14/85     10/1/95     10/1/93
Sales Charge*                            4.75%           *       1.00%
12b-1 Fee                                0.35%       1.00%       0.90%

Average Annual Total Return Including
 Sales Charge:
 1 year                                (3.71)%     (4.62)%     (1.46)%
 5 years                                 7.43%         N/A       7.66%
 10 years                                8.33%         N/A         N/A
 Inception                               9.16%       5.59%       5.43%

Average Annual Total Return Without
 Deduction of Sales Charge:
 1 year                                  1.09%       0.38%       0.54%
 5 years                                 8.48%         N/A       7.88%
 10 years                                8.86%         N/A         N/A
 Inception                               9.53%       5.80%       5.61%

Cumulative Total Return Without
 Deduction of Sales Charge:
 1 year                                  1.09%       0.38%       0.54%
 5 years                                50.21%         N/A      46.13%
 10 years                              133.69%         N/A         N/A
 Inception                             270.15%      25.86%      39.33%

                                            IDEX Federated Tax Exempt        IDEX Pilgrim Baxter Mid Cap Growth
As of October 31, 1999                             Class******                              Class
------------------------------------ --------------------------------------- -----------------------------------
                                           A             B          M***          A           B           M
                                     ------------- ------------ ------------ ----------- ----------- -----------
Inception Date                            4/1/85      10/1/95      10/1/93       3/1/99      3/1/99      3/1/99
Sales Charge*                              4.75%            *        1.00%        5.50%           *       1.00%
12B-1 Fee                                  0.35%        1.00%        0.60%        0.35%       1.00%       0.90%

Average Annual Total Return
 Including Sales Charges:
 1 year                                  (10.69)%    (11.55)%       (8.42)%         N/A         N/A         N/A
 5 years                                    3.93%         N/A         4.45%         N/A         N/A         N/A
 10 years                                   4.99%         N/A           N/A         N/A         N/A         N/A
 Inception                                  6.74%       2.93%         3.30%         N/A         N/A         N/A

Average Annual Total Return Without
 Deduction of Sales Charge:
 1 year                                   (6.23)%     (6.89)%       (6.56)%         N/A         N/A         N/A
 5 years                                    4.95%         N/A         4.66%         N/A         N/A         N/A
 10 years                                   5.50%         N/A           N/A         N/A         N/A         N/A
 Inception                                  7.10%       3.15%         3.47%         N/A         N/A         N/A

Cumulative Total Return Without
 Deduction of Sales Charge:
 1 year                                   (6.23)%     (6.89)%       (6.56)%         N/A         N/A         N/A
 5 years                                   27.30%         N/A        25.59%         N/A         N/A         N/A
 10 years                                  70.83%         N/A           N/A         N/A         N/A         N/A
 Inception                                171.85%      13.49%        23.05%      48.06%      47.63%      47.70%


                                        IDEX T. Rowe Price Small Cap
As of October 31, 1999                              Class
------------------------------------ -----------------------------------
                                          A           B           M
                                     ----------- ----------- -----------
Inception Date                          3/1/99      3/1/99      3/1/99
Sales Charge*                            5.50%           *       1.00%
12B-1 Fee                                0.35%       1.00%       0.90%
Average Annual Total Return
 Including Sales Charges:
 1 year                                    N/A         N/A         N/A
 5 years                                   N/A         N/A         N/A
 10 years                                  N/A         N/A         N/A
 Inception                                 N/A         N/A         N/A
Average Annual Total Return Without
 Deduction of Sales Charge:
 1 year                                    N/A         N/A         N/A
 5 years                                   N/A         N/A         N/A
 10 years                                  N/A         N/A         N/A
 Inception                                 N/A         N/A         N/A
Cumulative Total Return Without
 Deduction of Sales Charge:
 1 year                                    N/A         N/A         N/A
 5 years                                   N/A         N/A         N/A
 10 years                                  N/A         N/A         N/A
 Inception                              10.13%       9.70%       9.77%


                                 IDEX T. Rowe Price Dividend Growth       IDEX Goldman Sachs Growth
As of October 31, 1999                          Class                               Class
-------------------------------- ----------------------------------- -----------------------------------
                                      A           B           M           A           B           M
                                 ----------- ----------- ----------- ----------- ----------- -----------
Inception Date                       3/1/99      3/1/99      3/1/99      3/1/99      3/1/99      3/1/99
Sales Charge                          5.50%          *        1.00%       5.50%          *        1.00%
12B-1 Fee                             0.35%       1.00%       0.90%       0.35%       1.00%       0.90%
Average Annual Total Return
 Including Sales Charges:
 1 year                                 N/A         N/A         N/A         N/A         N/A         N/A
 5 years                                N/A         N/A         N/A         N/A         N/A         N/A
 10 years                               N/A         N/A         N/A         N/A         N/A         N/A
 Inception                              N/A         N/A         N/A         N/A         N/A         N/A
Average Annual Total Return
 Without
 Deduction of Sales Charge:
 1 year                                 N/A         N/A         N/A         N/A         N/A         N/A
 5 years                                N/A         N/A         N/A         N/A         N/A         N/A
 10 years                               N/A         N/A         N/A         N/A         N/A         N/A
 Inception                              N/A         N/A         N/A         N/A         N/A         N/A
Cumulative Total Return Without
 Deduction of Sales Charge:
 1 year                                 N/A         N/A         N/A         N/A         N/A         N/A
 5 years                                N/A         N/A         N/A         N/A         N/A         N/A
 10 years                               N/A         N/A         N/A         N/A         N/A         N/A
 Inception                            2.79%       2.00%       2.12%      13.97%      13.54%      13.61%


                                        IDEX Salomon All Cap
As of October 31, 1999                          Class
-------------------------------- -----------------------------------
                                      A           B           M
                                 ----------- ----------- -----------
Inception Date                       3/1/99      3/1/99      3/1/99
Sales Charge                          5.50%          *        1.00%
12B-1 Fee                             0.35%       1.00%       0.90%
Average Annual Total Return
 Including Sales Charges:
 1 year                                 N/A         N/A         N/A
 5 years                                N/A         N/A         N/A
 10 years                               N/A         N/A         N/A
 Inception                              N/A         N/A         N/A
Average Annual Total Return
 Without
 Deduction of Sales Charge:
 1 year                                 N/A         N/A         N/A
 5 years                                N/A         N/A         N/A
 10 years                               N/A         N/A         N/A
 Inception                              N/A         N/A         N/A
Cumulative Total Return Without
 Deduction of Sales Charge:
 1 year                                 N/A         N/A         N/A
 5 years                                N/A         N/A         N/A
 10 years                               N/A         N/A         N/A
 Inception                           17.03%      16.60%      16.67%

--------------
* The contingent deferred sales charge on redemption of Class B shares is 5% during the first year, 4% during the second year, 3% during the third year, 2% during the fourth year, 1% during the fifth and sixth years and 0% during the seventh year and later. The contingent deferred sales charge on Class M shares is 1% during the first 18 months. The Class A and T shares are subject to a 1% contingent deferred sales charge in certain circumstances.
** Performance of Class T Shares of IDEX JCC Growth is based on the historical performance of IDEX Fund from its inception on June 4, 1985 until the reorganization of IDEX Fund and IDEX Fund 3 into Class T Shares of IDEX Series Fund Growth Portfolio on September 20, 1996; and the historical performance of Class T Shares of IDEX JCC Growth thereafter.
***    Effective March 1, 1999, Class C shares became Class M shares.
**** Prior to March 1, 2000, Scottish Equitable Investment Management Limited co-managed this fund.

***** Prior to December 1, 2000, C.A.S.E. Management, Inc. served as sub-adviser to this fund and this fund was named IDEX C.A.S.E. Growth.
****** Prior to June 15, 2000, AEGON USA Investment Management, Inc. served as sub-adviser for this fund.

Information is not included for IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company, and IDEX Transamerica Equity as they did not commence operations until March 1, 2000; for IDEX Great Companies -- America(SM) and IDEX Great Companies -- Technology(SM) as they commenced operations July 14, 2000; for IDEX Great Companies -- Global(2) and IDEX Gabelli Global Growth as they commenced operations on September 1, 2000; and for IDEX JCC Growth & Income and IDEX Munder Capital as they commenced operations on December 1, 2000.


The current yield for a particular class of shares of each of IDEX JCC Flexible Income, IDEX Federated Tax Exempt, IDEX AEGON Income Plus, IDEX JCC Balanced, IDEX AEGON Income Plus, IDEX Dean Asset Allocation or IDEX LKCM Strategic Total Return is computed in accordance with a standardized method prescribed by rules of the SEC. The yield is computed by dividing the fund's investment income per share earned during a particular 30-day base period (including dividends, if any and interest earned, minus expenses excluding reductions for affiliated brokerage and custody earnings credits accrued during the period) by the maximum offering price per share on the last day of the base period and then annualizing the result.

                                 CURRENT YIELD

                                       30 Day Period
                                       Ended 10/31/99
                                      ---------------
  IDEX LKCM Strategic Total Return
   Class A                                     1.52%
   Class B                                     0.95%
   Class M*                                    1.04%
  IDEX JCC Balanced
   Class A                                     5.99%
   Class B                                     5.69%
   Class M*                                    5.73%
  IDEX JCC Flexible Income
   Class A                                     6.14%
   Class B                                     5.79%
   Class M*                                    5.83%
  IDEX Federated Tax Exempt**
   Class A                                     3.96%
   Class B                                     3.50%
   Class M*                                    3.87%
  IDEX AEGON Income Plus
   Class A                                     7.00%
   Class B                                     6.70%
   Class M*                                    6.65%
  IDEX Dean Asset Allocation
   Class A                                     2.78%
   Class B                                     2.28%
   Class M*                                    2.35%

------------------------------
* All shares designated as Class C shares prior to March 1, 1999 were renamed as Class M shares on that date. Effective November 1, 1999, each fund began offering a new Class C share that has different fees and expenses than the previous Class C share. Information is not included for the new Class C share because the Fund began offering those shares on November 1, 1999.

** Prior to June 15, 2000, AEGON USA Investment Management, Inc. served as sub-adviser to this fund.


The tax equivalent yield of IDEX Federated Tax Exempt is computed by dividing that portion of the yield (as computed above) which is tax-exempt by one minus an assumed tax rate of 28% and adding the product to that portion, if any, of the fund's yield that is not tax-exempt. The tax equivalent yield of IDEX Federated Tax Exempt Class A, Class B and Class M shares based on a 30-day period ended October 31, 1999 was 2.85%, 2.52% and 2.79%, respectively.

From time to time in advertisements or sales material, a fund may present and discuss its performance rankings and/or ratings or other information as published by recognized mutual fund statistical services or by publications of general interest such as Wall Street Journal, Boston Globe, New York Times, Los Angeles Times, Christian Science Monitor, USA Today, Tampa Tribune, St. Petersburg Times, Financial Times, Hartford Current, International Herald Tribune, Investor's Business Daily,

Boston Herald, Washington Post, Kiplinger's Washington Letter, Kiplinger's Tax Report, Kiplinger's Personal Finance Magazine, Barron's, Business Week, Financial Services Week, National Underwriter, Time, Newsweek, Pensions & Investments, U.S. News and World Report, Morningstar Mutual Fund Values, Economist, Bank Letter, Boston Business Journal, Research Recommendations, Facs of the Week, Money, Modern Maturity, Forbes, Fortune, Financial Planner, American Banker, U.S. Banker, ABA Banking Journal, Institutional Investor (U.S./Europe), Registered Representative, Independent Agent, American Demographics, Trusts & Estates, Credit Union Management, Personal Investor, New England Business, Business Month, Gentlemen's Quarterly, Employee Research Report, Employee Benefit Plan Review, ICI Mutual Fund News, Succeed, Johnson Charts, Weisenberger Investment Companies Service, Mutual Fund Quarterly, Financial World Magazine, Consumer Reports, Babson-United Mutual Fund Selector and Mutual Fund Encyclopedia (Dearborn Financial Publishing). A fund may also advertise non-standardized performance information which is for a period in addition to those required to be presented, or which provides actual year-by-year return, or any combination thereof, or both. For Class A, Class M and Class T shares, non-standardized performance may also be that which does not reflect deduction of the maximum sales charge applicable to Class A, Class M and Class T shares or the contingent deferred sales charge applicable to Class B and under certain circumstances Class A, Class M and Class T shares. In addition, a fund may, as appropriate, compare its performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index. A fund may also advertise various methods of investing including, among others, dollar cost averaging, and may use compounding illustrations to show the results of such investment methods. The Fund or the Distributor may also from time to time in advertisements or sales material present tables or other information comparing tax-exempt yields to the equivalent taxable yields, whether with specific reference to IDEX Federated Tax Exempt or otherwise.

                              FINANCIAL STATEMENTS


Unaudited financial statements for IDEX Alger Aggressive Growth, IDEX GE International Equity, IDEX JCC Capital Appreciation, IDEX JCC Global, IDEX JCC Growth, IDEX Jennison Equity Opportunity (formerly IDEX C.A.S.E. Growth), IDEX NWQ Value Equity, IDEX LKCM Strategic Total Return, IDEX Dean Asset Allocation, IDEX JCC Balanced, IDEX JCC Flexible Income, IDEX AEGON Income Plus, IDEX Federated Tax Exempt, IDEX Goldman Sachs Growth, IDEX T. Rowe Price Dividend Growth, IDEX Salomon All Cap, IDEX Pilgrim Baxter Mid Cap Growth and IDEX T. Rowe Price Small Cap for the fiscal period ended April 30, 2000 are incorporated by reference from the Fund's Semi-Annual Report dated April 30, 2000. (Information is not included for IDEX Great Companies -- America(SM) and IDEX Great Companies -- Technology(SM) which commenced operations July 14, 2000; for IDEX Great Companies -- Global(2) and IDEX Gabelli Global Growth which commenced operations on September 1, 2000; or for IDEX JCC Growth & Income and IDEX Munder Net50 as they commenced operations on December 1, 2000.)

                                  APPENDIX A

               CERTAIN SECURITIES IN WHICH THE FUNDS MAY INVEST

I. MUNICIPAL OBLIGATIONS IN WHICH IDEX FEDERATED TAX EXEMPT MAY INVEST

A. Municipal Bonds

General Information. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works, and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general expenses and obtaining funds to lend to other public institutions and facilities.

The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or project or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but are not supported by the issuer's power to levy general taxes. Most industrial development bonds are in this category.

There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend, among other things, upon general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligations and rating of the issue.

Industrial Development Bonds and Private Activity Bonds. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. PABs generally are such bonds issued after August 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid thereon is exempt from federal income tax in the option of the bond counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

Purchases on "When-Issued" or "Delayed Delivery" Basis. Sometimes the IDEX Federated Tax Exempt may buy municipal bonds on a "when-issued" or "delayed delivery" basis. This means that when it agrees to buy, the terms of the bonds and the price it will pay are fixed, but it does not purchase and take delivery of the bonds until a later date (the "settlement date"), which is usually within one month. The IDEX Federated Tax Exempt pays no money and receives no interest before the settlement date. The commitment to purchase securities on a when-issued or delayed delivery basis involves the risk that the market value of such securities may fall below cost prior to the settlement date. While the IDEX Federated Tax Exempt may sell the municipal bonds before the settlement date, it will ordinarily do so only for investment management reasons. Ordinarily, the IDEX Federated Tax Exempt purchases municipal bonds that it has agreed to buy on a when-issued or delayed delivery basis. Gains or losses on sales prior to the settlement date are not tax-exempt.

A municipal bond purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date. The IDEX Federated Tax Exempt will direct the fund's custodian to segregate cash, U.S. government securities or other appropriate debt obligations owned by the fund that are at least equal in value to the amount the IDEX Federated Tax Exempt will have to pay on the settlement date. If necessary, additional assets will be placed in the account daily so that the value of the account will at least equal the fund's purchase commitment.

B. Municipal Notes

The IDEX Federated Tax Exempt may invest in the following types of municipal notes, subject to the quality requirements described in the prospectus:

Project Notes. Project notes ("PNs") are issued on behalf of local authorities at auctions conducted by the United States Department of Housing and Urban Development to raise funds for federally sponsored urban renewal, neighborhood development and housing programs. PNs are backed by the full faith and credit of the federal government through agreements with the local authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the PNs. Ordinarily, PNs are repaid by rolling over the notes or from the proceeds of new bonds or other securities which are issued to provide permanent financing.

Bond Anticipation Notes. Bond anticipation notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes. Tax anticipation notes ("TANs") are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes. Revenue anticipation notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes. Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes. Bank notes are notes issued by local governmental bodies and agencies as those described above to commercial banks as evidence of borrowings. Banks on occasion sell such notes to purchasers such as the IDEX Federated Tax Exempt. The purposes for which the notes are issued vary, but bank notes are frequently issued to meet short-term working-capital or capital-project needs. These notes typically are redeemed with revenue from taxes or from long-term financing proceeds, and may have risks similar to the risks associated with TANs and RANs.

C. Municipal Commercial Paper

Municipal commercial paper (also called "short-term discount notes") represents short-term obligations of state and local governments and their agencies issued typically to meet seasonal working capital or interim construction financing requirements. Municipal commercial paper is often issued at a discount, with shorter maturities than municipal notes. Such obligations are repayable from general revenues of the issuer or refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending or note repurchase agreements, or other credit facility agreements offered by banks or other institutions.

While the various types of municipal notes and municipal commercial paper described above as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the IDEX Federated Tax Exempt may invest in such other types of notes to the extent permitted under its investment objective and policies. Such short-term obligations may be issued for different purposes and with different security than those mentioned above.

D. Floating Rate and Variable Rate Obligations

IDEX Federated Tax Exempt may purchase floating rate and variable rate obligations, including participation interests therein (see section E below). Investments in floating or variable rate securities normally will include IDBs which provide that the rate of interest is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank, and that the fund can demand payment of the obligation on short notice at par value plus accrued interest. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have flexible rates that change whenever there is a change in the designated base interest rate. Frequently, such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor (i.e., the corporation utilizing the IDBs financing) or the bank, as the case may be, must be equivalent to the municipal obligation ratings required for purchases for the IDEX Federated Tax Exempt.

E. Participation Interests

IDEX Federated Tax Exempt may invest in participation interests purchased from banks in variable rate tax-exempt securities (such as IDBs) owned by the banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that the fund's participation interest bears to the total principal amount of the tax-exempt security, and permits demand repurchase as described in section D above. Participations are frequently backed by an irrevocable letter of credit or guarantee of the bank offering the participation which the sub-adviser, under the supervision of the Board of Trustees, has determined meets the prescribed quality standards for the IDEX Federated Tax Exempt. The fund has the right to sell the instrument back to the bank and draw on the letter of credit on 7 days' notice for all or any part of the fund's participation interest in the tax-exempt security, plus accrued interest. The fund intends to exercise its demand rights under the letter of credit only (1) upon a default under the terms of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or
(3) upon a drop in the rating or the sub-adviser's evaluation of the underlying security. Banks charge a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the yield negotiated between the fund and the bank at which the instruments were purchased by the IDEX Federated Tax Exempt. The sub-adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the IDEX Federated Tax Exempt, including the IDBs supported by bank letters of credit or guarantee, on the basis of published financial information, reports or rating agencies and other bank analytical services. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interest will be tax-exempt when distributed as dividends to shareholders.

Obligations of issuers of municipal bonds, municipal notes and municipal commercial paper are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities' power to levy taxes. There is also the possibility that litigation or other conditions may materially affect the power or ability of an issuer to pay, when due, the principal of and interest on its municipal obligations.

II. OBLIGATIONS IN WHICH EACH FUND MAY INVEST
    (UNLESS OTHERWISE NOTED)

The funds may invest in the following obligations for temporary defensive purposes or as otherwise described in the prospectus.

A. U.S. Government Obligations

As described in the prospectus, a fund may invest in some or all of the following types of direct obligations of the federal government, issued by the Department of the Treasury, and backed by the full faith and credit of the federal government.

Treasury Bills. Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

Treasury Notes. Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

Treasury Bonds. Treasury bonds are longer-term interest bearing obligations with original maturities from 5 to 30 years.

B. Obligations of Federal Agencies, Instrumentalities and Authorities

Certain federal agencies have been established as instrumentalities of the United States government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Banks for Cooperatives, Federal

Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, and Tennessee Valley Authority ("TVA"). Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA Certificates or certain TVA bonds) or are guaranteed by the Treasury (e.g., certain other TVA bonds) or supported by the issuing agencies' right to borrow from the Treasury (e.g., FHLB and FNMA bonds). There can be no assurance that the United States government itself will pay interest and principal on securities as to which it is not legally obligated to do so.

C. Certificates of Deposit and Time Deposits

A time deposit is a non-negotiable interest-bearing deposit with a bank which generally cannot be withdrawn prior to a specified maturity date without substantial interest penalties. A certificate of deposit ("CD") is a negotiable instrument issued by a bank against a time deposit. CDs normally can be traded in the secondary market prior to maturity, and are thus more liquid than other forms of time deposits. The funds will only invest in U.S. dollar denominated time deposits and CDs representing deposits in U.S. banks with assets of $1 billion or more, whose deposits are insured by the Federal Deposit Insurance Corporation.

D. Commercial Paper

Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

E. Bankers' Acceptances

A bankers' acceptance is a negotiable short-term draft, generally arising from a bank customer's commercial transaction with another party, with payment due for the transaction on the maturity date of the customer's draft. The draft becomes a bankers' acceptance when the bank, upon fulfillment of the obligations of the third party, accepts the draft for later payment at maturity, thus adding the bank's guarantee of payment to its customer's own obligation. In effect, a bankers' acceptance is a post-dated certified check payable to its bearer at maturity. Such acceptances are highly liquid, but are subject to the risk that both the customer and the accepting bank will be unable to pay at maturity. A fund may invest in U.S. dollar denominated bankers' acceptances issued by U.S. banks, their foreign branches, and by U.S. branches of foreign banks.

F. Repurchase Agreements for U.S. Government Securities

Subject to its investment restrictions, a fund may enter into repurchase agreements with banks and dealers for securities of or guaranteed by the U.S. government, under which the fund purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the fund's net investment income. When a fund enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the fund if the market value of the securities is less than the repurchase price. Under the 1940 Act, repurchase agreements may be considered collateralized loans by a fund.

At the time a fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement.

Although repurchase agreements carry certain risks not associated with direct investment in securities, a fund intends to enter into repurchase agreements only with banks and dealers in transactions which the fund's sub-adviser believes present minimal credit risks in accordance with guidelines adopted by the Trustees. To the extent that proceeds from any sales of collateral upon a default in the counterparty's obligation to repurchase were less than the repurchase price, the fund would suffer a loss. If the counterpart's petitions for bankruptcy or otherwise becomes subject to bankruptcy or liquidation proceedings, there might be restrictions on a fund's ability to sell the collateral and the fund could suffer a loss.

III. OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

A. Corporate Debt Securities

A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

B. International Agency Obligations

A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

C. Bank Obligations or Savings and Loan Obligations

Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions which satisfy specified quality criteria.

D. Variable or Floating Rate Securities

Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

E. Preferred Stocks

Subject to a fund's investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

F. Convertible Securities

Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

G. Common Stocks

Subject to its investment restrictions, a fund may invest in common stocks. IDEX JCC Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

                                IDEX MUTUAL FUNDS

                                OTHER INFORMATION

PART C

ITEM 23.          EXHIBITS
--------          --------

     List all exhibits filed as part of the Registration Statement.

         (a)      Restatement of Declaration of Trust (1)

         (b)      Bylaws, as amended (1)

         (c)      Not Applicable

         (d)      (1) Management and Investment Advisory Agreement
                      (aa) IDEX Alger Aggressive Growth (1)
                      (bb) IDEX GE International Equity (1)
                      (cc) Agreement for IDEX JCC Capital Appreciation, Global,
                           Growth, Balanced and Flexible Income (6)
                      (dd) IDEX C.A.S.E. Growth (3)
                      (ee) IDEX NWQ Value Equity (2)
                      (ff) IDEX LKCM Strategic Total Return (1)
                      (gg) IDEX Dean Asset Allocation (1)
                      (hh) IDEX AEGON Income Plus (1)
                      (ii) IDEX AEGON Tax Exempt (1)
                      (jj) Form of IDEX Goldman Sachs Growth, IDEX T. Rowe Price
                           Dividend Growth, IDEX Salomon All Cap, IDEX Pilgrim Baxter Mid Cap Growth, and IDEX T. Rowe Price Small Cap(6)
                      (kk) Form of Agreement for IDEX GE U.S. Equity, IDEX
                           Transamerica Small Company, IDEX Transamerica Equity and IDEX Pilgrim Baxter Technology (10)
                      (ll) Form of Agreement for IDEX Great Companies -
                           America(SM) , IDEX Great Companies- Technology(SM)
                           (12)
                      (mm) Form of Agreement for IDEX Federated Tax Exempt (12)
                      (nn) Form of Agreement for IDEX Great Companies -
                           Global(2) and IDEX Gabelli Global Growth (14)

                      (oo) Form of Agreement for IDEX JCC Growth & Income and
                           IDEX Munder Net50 (15)

                  (2) Investment Counsel (Sub-Advisory) Agreement

                      (aa) IDEX Alger Aggressive Growth (1)
                      (bb) (i) IDEX GE Equitable International Equity (2)
                      (cc) Agreement for IDEX JCC Capital Appreciation, Global,
                           Growth, Balanced and Flexible Income (6)
                      (dd) IDEX C.A.S.E. Growth (3)
                      (ee) IDEX NWQ Value Equity (5)
                      (ff) IDEX LKCM Strategic Total Return (1)
                      (gg) IDEX Dean Asset Allocation (4)
                      (hh) IDEX AEGON Income Plus (1)
                      (ii) IDEX AEGON Tax Exempt (1)
                      (jj) Form of Agreement for IDEX Goldman Sachs Growth (6)
                      (kk) Form of Agreement for IDEX T. Rowe Price Dividend
                           Growth and Small Cap (6)
                      (ll) Form of Agreement for IDEX Salomon All Cap (6)
                      (mm) Form of Agreement for IDEX Pilgrim Baxter Mid Cap
                           Growth (6)

                      (nn) Form of Agreement for IDEX GE U.S. Equity (10)
                      (oo) Form of Agreement for IDEX Pilgrim Baxter Technology
                           (11)
                      (pp) Form of Agreement for IDEX Transamerica Small Company
                           and IDEX Transamerica Equity (10)
                      (qq) Form of Agreement for IDEX Great Companies -
                           America(SM) and IDEX Great Companies- Technology(SM)
                           (12)
                      (rr) Form of Agreement for IDEX Federated Tax Exempt (12)
                      (ss) Form of Agreement for IDEX Great Companies -
                           Global(2) (14)
                      (tt) Form of Agreement for IDEX Gabelli Global Growth (14)

                      (uu) Form of Agreement for IDEX JCC Growth & Income (15)
                      (vv) Form of Agreement for IDEX Munder Net50 (15)

         (e)      Underwriting Agreement (5)
                      (1)  Dealer's Sales Agreement (9)
                      (2)  Service Agreement (9)
                      (3)  Wholesaler's Agreement (3)

         (f)      Trustees/Directors Deferred Compensation Plan (2)

         (g)      Custody Agreement (2)

         (h)          (1)  Transfer Agency Agreement with Idex Investor
                           Services, Inc. (1)
                      (2)  Administrative Services Agreements:
                           (a) IDEX JCC Capital Appreciation (1)
                           (b) IDEX JCC Global (1)
                           (c) IDEX JCC Growth (1)
                           (d) IDEX JCC Balanced (1)
                           (e) IDEX JCC Flexible Income (1)
                           (f) Form of Agreement for IDEX Alger Aggressive
                               Growth, IDEX GE International Equity, IDEX
                               C.A.S.E. Growth, IDEX NWQ Value Equity, IDEX LKCM Strategic Total Return, IDEX Dean Asset Allocation, IDEX AEGON Income Plus and IDEX AEGON Tax Exempt. (6)
                           (g) Form of Agreement for IDEX Goldman Sachs Growth,
                               IDEX T. Rowe Price Dividend Growth, IDEX Salomon All Cap, IDEX Pilgrim Baxter Mid Cap Growth, and IDEX T. Rowe Price Small Cap. (6)
                           (h) Form of Agreement for IDEX Pilgrim Baxter
                               Technology, IDEX GE U.S. Equity, IDEX
                               Transamerica Small Company and IDEX Transamerica Equity (10)
                           (i) Form of Agreement for IDEX Great Companies -
                               America(SM) , IDEX Great Companies -
                               Technology(SM). (12)
                           (j) Form of Agreement for IDEX Great Companies -
                               Global(2) and IDEX Gabelli Global Growth. (14)

                           (k) Form of Agreement for IDEX JCC Growth & Income
                               and IDEX Munder Net50

         (i)      Opinion of Counsel

         (j)      (1) Consent of PricewaterhouseCoopers LLP

                  (2) Consent of Sutherland Asbill & Brennan, LLP

         (k)      Not Applicable

         (l)      Investment Letter from Sole Shareholder (1)
------------------------------

         (m)      (1) Plan of Distribution under Rule 12b-1 - Class A Shares
                      (aa)   IDEX Alger Aggressive Growth (1)
                      (bb)   IDEX GE International Equity (1)
                      (cc)   IDEX JCC Capital Appreciation (1)
                      (dd)   IDEX JCC Global (1)
                      (ee)   IDEX JCC Growth (1)
                      (ff)   IDEX C.A.S.E. Growth (3)
                      (gg)   IDEX NWQ Value Equity (1)
                      (hh)   IDEX LKCM Strategic Total Return (1)
                      (ii)   IDEX Dean Asset Allocation (5)
                      (jj)   IDEX JCC Balanced (1)
                      (kk)   IDEX JCC Flexible Income (1)
                      (ll)   IDEX AEGON Income Plus (1)
                      (mm)   IDEX AEGON Tax Exempt (1)
                      (nn)   Form of Plan for IDEX Goldman Sachs Growth (6)
                      (oo)   Form of Plan for IDEX T. Rowe Price Dividend Growth
                             (6)
                      (pp)   Form of Plan for IDEX Salomon All Cap (6)
                      (qq)   Form of Plan for IDEX Pilgrim Baxter Mid Cap Growth
                             (6)
                      (rr)   Form of Plan for IDEX T. Rowe Price Small Cap (6)
                      (ss) Form of Plan for IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company and IDEX Transamerica Equity (10)
                      (tt) Form of Plan for IDEX Great Companies - America(SM) and IDEX Great Companies - Technology(SM) (12)
                      (uu) Form of Plan for IDEX Great Companies - Global(2) and IDEX Gabelli Global Growth (14)

                      (vv) Form of Plan for IDEX JCC Growth & Income and IDEX Munder Net50 (15)

                  (2) Plan of Distribution under Rule 12b-1 - Class B Shares
                      (aa)   IDEX Alger Aggressive Growth (1)
                      (bb)   IDEX GE International Equity (1)
                      (cc)   IDEX JCC Capital Appreciation (1)
                      (dd)   IDEX JCC Global (1)
                      (ee)   IDEX JCC Growth (1)
                      (ff)   IDEX C.A.S.E. Growth (4)
                      (gg)   IDEX NWQ Value Equity (1)
                      (hh)   IDEX LKCM Strategic Total Return (1)
                      (ii)   IDEX Dean Asset Allocation (5)
                      (jj)   IDEX JCC Balanced (1)
                      (kk)   IDEX JCC Flexible Income (1)
                      (ll)   IDEX AEGON Income Plus (1)
                      (mm)   IDEX AEGON Tax-Exempt (1)
                      (nn)   Form of Plan for IDEX Goldman Sachs Growth (6)
                      (oo)   Form of Plan for IDEX T. Rowe Price Dividend Growth
                             (6)
                      (pp)   Form of Plan for IDEX Salomon All Cap (6)
                      (qq)   Form of Plan for IDEX Pilgrim Baxter Mid Cap Growth
                             (6)
                      (rr)   Form of Plan for IDEX T. Rowe Price Small Cap (6)
                      (ss) Form of Plan for IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company and IDEX Transamerica Equity (10)
                      (tt) Form of Plan for IDEX Great Companies - America(SM) and IDEX Great Companies - Technology(SM) (12)
                      (uu) Form of Plan for IDEX Great Companies - Global(2) and IDEX Gabelli

--------------------------------------------------------------------------------

                             Global Growth (14)
                      (vv) Form of Plan for IDEX JCC Growth & Income and IDEX Munder Net50 (15)

                  (3) Plan of Distribution under Rule 12b-1 - Class C Shares (9)
                      (aa)   IDEX Alger Aggressive Growth (9)
                      (bb)   IDEX GE International Equity (9)
                      (cc)   IDEX JCC Capital Appreciation (9)
                      (dd)   IDEX JCC Global (9)
                      (ee)   IDEX JCC Growth (9)
                      (ff)   IDEX C.A.S.E. Growth (9)
                      (gg)   IDEX NWQ Value Equity (9)
                      (hh)   IDEX LKCM Strategic Total Return (9)
                      (ii)   IDEX Dean Asset Allocation (9)
                      (jj)   IDEX JCC Balanced (9)
                      (kk)   IDEX JCC Flexible Income (9)
                      (ll)   IDEX AEGON Income Plus (9)
                      (mm)   IDEX AEGON Tax Exempt (9)
                      (nn)   Form of Plan for IDEX Goldman Sachs Growth (9)
                      (oo)   Form of Plan for IDEX T. Rowe Price Dividend Growth
                             (9)
                      (pp)   Form of Plan for IDEX Salomon All Cap (9)
                      (qq)   Form of Plan for IDEX Pilgrim Baxter Mid Cap Growth
                             (9)
                      (rr)   Form of Plan for IDEX T. Rowe Price Small Cap (9)
                      (ss) Form of Plan for IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company and IDEX Transamerica Equity (10)
                      (tt) Form of Plan for IDEX Great Companies - America(SM) and IDEX Great Companies - Technology(SM) (12)
                      (uu) Form of Plan for IDEX Great Companies - Global(2) and IDEX Gabelli Global Growth (14)

                      (vv) Form of Plan for IDEX JCC Growth & Income and IDEX Munder Net50 (15)

                  (4) Plan of Distribution under Rule 12b-1 - Class M Shares
                      (aa)   IDEX Alger Aggressive Growth (1)
                      (bb)   IDEX GE International Equity (1)
                      (cc)   IDEX JCC Capital Appreciation (1)
                      (dd)   IDEX JCC Global (1)
                      (ee)   IDEX JCC Growth (1)
                      (ff)   IDEX C.A.S.E. Growth (4)
                      (gg)   IDEX NWQ Value Equity (1)
                      (hh)   IDEX LKCM Strategic Total Return (1)
                      (ii)   IDEX Dean Asset Allocation (5)
                      (jj)   IDEX JCC Balanced (1)
                      (kk)   IDEX JCC Flexible Income (1)
                      (ll)   IDEX AEGON Income Plus (1)
                      (mm)   IDEX AEGON Tax Exempt (1)
                      (nn)   Form of Plan for IDEX Goldman Sachs Growth (6)
                      (oo)   Form of Plan for IDEX T. Rowe Price Dividend Growth
                             (6)
                      (pp)   Form of Plan for IDEX Salomon All Cap (6)
                      (qq)   Form of Plan for IDEX Pilgrim Baxter Mid Cap Growth
                             (6)
                      (rr)   Form of Plan for IDEX T. Rowe Price Small Cap (6)
                      (ss) Form of Plan for IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company and IDEX Transamerica Equity (10)
                      (tt) Form of Plan for IDEX Great Companies - America(SM) and IDEX Great Companies - Technology(SM) (12)

                      (uu) Form of Plan for IDEX Great Companies - Global(2) and IDEX Gabelli Global Growth (14)

                      (vv) Form of Plan for IDEX JCC Growth & Income and IDEX Munder Net50 (15)

         (n)      Not applicable

         (o)      Reserved

         (p)      Code of Ethics
                  (1) IDEX Mutual Funds(12)
                  SUB-ADVISERS
                  ------------
                  (2)  AEGON USA Investment Management, Inc. (12)
                  (3)  Fred Alger Management, Inc. (12)
                  (4)  C.A.S.E. Management, Inc. (12)
                  (5)  Dean Investment Associates (12)
                  (6)  Federated Investment Management Company (12)
                  (7)  GE Asset Management Incorporated (12)
                  (8)  Goldman Sachs Asset Management Inc. (12)
                  (9)  Janus Capital Corporation (12)
                  (10) Luther King Capital Management Corporation (12)
                  (11) NWQ Investment Management Company, Inc. (12)
                  (12) Pilgrim Baxter & Associates, Ltd. (12)
                  (13) Salomon Brothers Asset Management Inc (12)
                  (14) Transamerica Investment Management, LLC (12)
                  (15) T. Rowe Price Associates, Inc. (12)
                  (16) Great Companies, L.L.C. (14)

                  (17) Munder Capital Management

--------------------------
(1) Filed previously with Post-Effective Amendment No. 24 to Registration Statement filed on November 15, 1996 (File No. 33-2659).
(2) Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 33-2659)
(3) Filed previously with Post-Effective Amendment No. 20 to Registration Statement filed on November 17, 1995 (File No. 33-2659).
(4) Filed previously with Post-Effective Amendment No. 18 to Registration Statement filed on June 30, 1995 (File No. 33-2659).
(5) Filed previously with Post-Effective Amendment No. 26 to Registration Statement filed on July 16, 1997 (File No. 33-2659).
(6) Filed previously with Post-Effective Amendment No. 29 to Registration Statement filed on December 15, 1998 (File No. 33-2659).
(7) Filed previously by the registrant with the registration statement filed on Form N-14 on June 3, 1996 (File No. 33-05113).
(8) Filed previously with Post-Effective Amendment No. 30 to Registration Statement filed on March 1, 1999 (File No. 33-2659).
(9) Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999 (File No. 33-2659).
(10) Filed previously with Post-Effective Amendment No. 33 to Registration Statement filed on December 17, 1999 (File No. 33-2659).
(11) Filed previously with Post-Effective Amendment No. 34 to Registration Statement filed on February 28, 2000 (File No. 33-2659).
(12) Filed previously with Post-Effective Amendment No. 35 to Registration Statement filed on March 31, 2000 (File No. 33-2659).
(13) Filed previously with Post-Effective Amendment No. 36 to Registration Statement filed on June 14, 2000 (File No. 33-2659).
(14) Filed previously with Post-Effective Amendment No. 37 to Registration Statement filed on June 16, 2000 (File No. 33-2659).

(15) Filed previously with Post-Effective Amendment No. 39 to Registration Statement filed on September 15, 2000 (File No. 33-2659).


ITEM 24  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
-------  -------------------------------------------------------------

         To the knowledge of the Registrant, IDEX GE International Equity, IDEX Alger Aggressive Growth, IDEX JCC Capital Appreciation, IDEX JCC Global, IDEX JCC Growth, IDEX C.A.S.E. Growth, IDEX NWQ Value Equity, IDEX LKCM Strategic Total Return, IDEX Dean Asset Allocation, IDEX JCC Balanced, IDEX JCC Flexible Income, IDEX AEGON Income Plus and IDEX Federated Tax Exempt, IDEX Goldman Sachs Growth, IDEX T. Rowe Price Dividend Growth, IDEX Salomon All Cap, IDEX Pilgrim Baxter Mid Cap Growth, IDEX T. Rowe Price Small Cap, IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company, IDEX Transamerica Equity, IDEX Great Companies - America(SM) , IDEX Great Companies - Technology(SM), IDEX Great Companies - Global(2) , IDEX JCC Growth & Income, and IDEX Munder Net50 are not controlled by or under common control with any other person. The Registrant has no subsidiaries.

ITEM 25  INDEMNIFICATION
-------  ---------------

         Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS
-------  -----------------------------------------------------

         (a). IDEX JCC Capital Appreciation, IDEX JCC Global, IDEX JCC Growth, IDEX JCC Balanced, IDEX JCC Flexible Income, IDEX Alger Aggressive Growth, IDEX GE International Equity, IDEX CA.S.E. Growth, IDEX NWQ Value Equity, IDEX LKCM Strategic Total Return, IDEX Dean Asset Allocation,, IDEX AEGON Income Plus, IDEX Federated Tax Exempt, IDEX Goldman Sachs Growth, IDEX T. Rowe Price Dividend Growth, IDEX Salomon All Cap, IDEX Pilgrim Baxter Mid Cap Growth, IDEX T. Rowe Price Small Cap, IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Small Company, IDEX Transamerica Equity, IDEX Great Companies - America(SM) , IDEX Great Companies - Technology(SM), IDEX JCC Growth & Income and IDEX Munder Net50.

         The only business of Idex Management, Inc. ("IMI") is to serve as the investment adviser to each Fund of IDEX Mutual Funds.

                                  *   *   *

        Janus Capital Corporation also serves as sub-adviser to certain of the mutual funds within the WRL Series Fund and as investment adviser or sub-adviser to other mutual funds, and for private and retirement accounts. Thomas H. Bailey, Trustee, Chairman and President of Janus Investment Fund and Janus Aspen Series; Chairman, CEO, Director and President of the sub-adviser; Director of Janus Distributors, Inc.; and Chairman and Director of Idex Management, Inc., has no business, profession, vocation or employment of a substantial nature other than his positions with Idex Management, Inc. and Janus Capital Corporation. James P. Craig, Executive Vice President and Trustee of Janus Investment Fund and Janus Aspen Series; and Director, Vice Chairman, and Chief Investment Officer of Janus Capital Corporation, has no substantial business, profession, vocation or employment other than his positions with Janus Capital Corporation. Michael N. Stolper, a Director of Janus Capital Corporation, is President of Stolper & Company, 525 "B"

Street, Suite 1080, San Diego, CA 92101, an investment performance consultant. Michael E. Herman, a Director of Janus Capital Corporation, is Chairman of the Finance Committee of Ewing Marion Kauffman Foundation, 4900 Oak, Kansas City, MO 64112. Thomas A. McDonnell, a Director of Janus Capital Corporation, is President, Director and CEO of DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105, a provider of data processing and recordkeeping services for various mutual funds. Landon H. Rowland is a Director of Janus Capital, and President and Chief Executive Officer of Kansas City Southern Industries, Inc. Steven R. Goodbarn is Vice President and Chief Financial Officer of Janus Investment Fund and Janus Aspen Series; Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital Corporation, Janus Service Corporation and Janus Distributors, Inc.; Director of Janus Distributors, Inc., Janus Service Corporation, and Idex Management, Inc.; and Vice President of Finance of Janus Capital International Ltd. Margie G. Hurd is Vice President and Chief Operations Officer of Janus Capital, and Director and President of Janus Service Corporation. Mark B. Whiston is Vice President and Chief Marketing Officer of Janus Capital, and Director and President of Janus Capital International, Ltd. Sandy R. Rufenacht is Executive Vice President of Janus Investment Fund and Aspen Series, and Assistant Vice President of Janus Capital. Helen Young Hayes, Scott W. Schoelzel, and Ronald V. Speaker are each a Vice President of Janus Capital Corporation, and an Executive Vice President of Janus Investment Fund and Janus Aspen Series.

                                  *   *   *

         Fred Alger Management, Inc. ("Alger Management"), the sub-adviser to IDEX Alger Aggressive Growth, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger, Inc.") which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Alger Management is generally engaged in rendering investment advisory services to mutual funds, institutions and, to a lesser extent, individuals.

         Fred M. Alger III, serves as Chairman of the Board, David D. Alger serves as President and Director and Gregory S. Duch serves as Treasurer of the following companies: Alger Associates, Inc.; Alger Management; Alger, Inc.; Alger Properties, Inc., Alger Shareholder Services, Inc.; Alger Life Insurance Agency, Inc.; and Castle Convertible Fund, Inc. Fred M. Alger also serves as Chairman of the Board of Analysts Resources, Inc. ("ARI") and Chairman of the Board and Trustee of The Alger Fund, The Alger American Fund, Spectra Fund and The Alger Retirement Fund. David D. Alger also serves as Executive Vice President and Director of ARI and as President and Trustee of The Alger Fund, The Alger American Fund, Spectra Fund and The Alger Retirement Fund. Gregory S. Duch also serves as Treasurer of ARI, The Alger Fund, The Alger American Fund, Spectra Fund and The Alger Retirement Fund. The principal business address of each of the companies listed above, other than Alger, Inc., is 1 World Trade Center, Suite 9333, New York, NY 10048. The principal business address of Alger, Inc. is 30 Montgomery Street, Jersey City, NJ 07302.

                                  *   *   *

         GE Asset Management Incorporated ("GEAM") serves as sub-adviser for IDEX GE International Equity and IDEX GE U.S. Equity. GEAM is a wholly-owned subsidiary of General Electric Company ("GE"). The directors and executive officers of GEAM are John H. Myers, President and Director; Michael J. Cosgrove, Executive Vice President and Director; Alan M. Lewis, Executive Vice President, General Counsel, and Director; Robert A. MacDougall, Executive Vice President; Eugene K. Bolton, Executive Vice President and Director; Donald W. Torey, Executive Vice President and Director; Ralph R. Layman, Executive Vice President and Director; John J. Walker, Executive Vice President, Chief Financial Officer and Director; and Geoffrey R. Norman, Executive Vice President and Director. All of these officers and/or directors have no substantial business, profession, vocation or employment other than their positions with GEAM and its affiliates.

                                  *   *   *

         C.A.S.E. Management, Inc. ("C.A.S.E."), the sub-adviser to IDEX C.A.S.E. Growth, is a registered investment advisory firm and a wholly-owned subsidiary of C.A.S.E., Inc. C.A.S.E., Inc. is indirectly controlled by William Edward Lange, President and Chief Executive Officer of C.A.S.E. C.A.S.E. provides investment management services to financial institutions, high net worth individuals, and other professional money managers.

         William E. Lange is the President, Chief Executive Officer and Founder. The remaining officers are Robert G. Errigo, Investment Committee Board Member; John Gordon, Investment Committee Board Member; Douglas Gordon, Senior Vice President; Jeffrey C. Brewer, Senior Vice President; William Fagin, Senior Vice President, Marketing; and Dexter Pierce, Vice President, Marketing. The business addresses for each of the officers are 5355

Town Center Road, Suite 702, Boca Raton, FL 33486; 16 Par La Vielle Road, Hamilton, Bermuda HM11; and 24 Juer Street, London, SW11 4RF.

                                  *   *   *

         NWQ Investment Management Company, Inc. ("NWQ") serves as sub-adviser for IDEX NWQ Value Equity. NWQ is a Massachusetts corporation and is a wholly-owned subsidiary of United Asset Management Corporation. NWQ provides investment advice to individuals, pension funds, profit sharing funds, charitable institutions, educational institutions, trust accounts, corporations, insurance companies, municipalities and governmental agencies.

         The directors and officers of NWQ are listed below. Unless otherwise indicated, each director and officer has held the positions listed for at least the past two years and is located at NWQ's principal business address of 2049 Century Park East, 4th Floor, Los Angeles, CA 90067: David A. Polak, Chairman, Chief Investment Officer; Michael C. Mendez (Dec. 1999, Scottsdale, AZ), President; E. C. "Ted" Friedel, Jr., Managing Director; Kevin P. O' Brien (Boston), Director; Jon D. Bosse, Managing Director and Director Equity Research; James H. Galbreath (Denver), Managing Director; Mary-Gene Slaven, Secretary/Treasurer & Managing Director; Phyllis G. Thomas, Managing Director; Louis T. Chambers (Atlanta), Vice President; Justin T. Clifford, Managing Director; Jeffrey M. Cohen, Vice President; Ronald R. Halverson (Minneapolis,
MN), Vice President; Thomas J. Laird, Managing Director; Martin Pollack, Vice President; Ronald R. Sternal (Minneapolis, MN), Vice President; John Severson (Albuquerque, NM), Vice President; and Darcy Gratz, Vice President.

                                  *   *   *

         Luther King Capital Management Corporation, the sub-adviser to IDEX LKCM Strategic Total Return, is a registered investment adviser providing investment management services.

         Luther King Capital Management Corporation also provides investment management services to individual and institutional investors on a private basis. J. Luther King, Jr., President of the sub-adviser; Paul W. Greenwell; Robert M. Holt, Jr.; Scot C. Hollmann; David L. Dowler; Joan M. Maynard; Vincent
G. Melashenko; Brent W. Clum; James B. Orser; William M. Uhlemeyer; J. Bryan King; Gary G. Walsh; Steven R. Purvis; Michael J. Simon; Timothy E. Harris; James J. Kerrigan; Alan D. Marshall; and Barbara S. Garcia, officers of Luther King Capital Management Corporation, have no substantial business, profession, vocation or employment other than their positions with Luther King Capital Management Corporation.

                                  *   *   *

         Dean Investment Associates ("Dean"), the sub-adviser to IDEX Dean Asset Allocation, is a division of C.H. Dean and Associates, Inc. Dean is the money management division of C.H. Dean and Associates, Inc. Dean became a registered investment adviser in October, 1972 and will assume all of the investment advisory functions. C.H. Dean and Associates is a Nevada corporation (6/30/95) which was an Ohio corporation originally incorporated on March 28, 1975.

         Chauncey H. Dean is the Chairman and Chief Executive Officer; John C. Riazzi is President; Stephen M. Miller is Executive Vice President and Chief Financial Officer; Arvind K. Sachdeva is Vice President and Director of Research; Victor S. Curtis is Vice President and Director of Consulting Services; and Richard M. Luthman is Senior Vice President. The business address of each of the officers of the sub-adviser is 2480 Kettering Tower, Dayton, Ohio 45423-2480.

                                  *   *   *

         AEGON USA Investment Management, Inc. ("AIMI"), the sub-adviser to IDEX AEGON Income Plus, is an Iowa corporation which was incorporated on April 12, 1989. AIMI became a registered investment adviser on March 16, 1992. AIMI is a wholly-owned subsidiary of First AUSA Holding Company, which is a wholly-owned subsidiary of AEGON USA, Inc.

         AIMI also serves as sub-adviser to WRL Series Fund's WRL AEGON Balanced and WRL AEGON Bond. Douglas C. Kolsrud is Director, Chairman of the Board and President of AIMI; Director, Senior Vice President, Chief Investment Officer and Corporate Actuary of Life Investors Insurance Company of America ("LIICA"), Bankers United Life Assurance Company ("Bankers United"), PFL Life Insurance Company ("PFL Life"), First AUSA Life Insurance

Company ("First AUSA") and Monumental Life Insurance Company ("Monumental Life"); Director, Chief Investment Officer and Vice President of Monumental General Casualty Company ("Monumental General") and Commonwealth General Corporation; Senior Vice President, Chief Investment Officer and Corporate Actuary of Western Reserve Life Assurance Co. of Ohio ("Western Reserve"); Executive Vice President of AEGON USA, Inc.; Chief Investment Officer of Diversified Financial Products Inc.; Director of United Financial Services, Inc., Realty Information Systems, Inc., AEGON USA Realty Advisors Inc., Southlife, Inc. and Quantra Corporation. The remaining officers are Brenda K. Clancy, Director, Treasurer, Vice President and Chief Financial Officer of LIICA and Monumental Life; Treasurer, Vice President and Chief Financial Officer of Bankers United and PFL Life; Director, Treasurer and Vice President of First AUSA and Investors Warranty of America, Inc.; Director, Treasurer and Cashier of Massachusetts Fidelity Trust Company; Director and Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company and Pension Life Insurance Company of America; Director and Vice President of Veterans Life Insurance Company; Treasurer and Vice President of Money Services, Inc. and Commonwealth General Corporation; Director and Treasurer of Zahorik Company, Inc.; Vice President of Western Reserve, Commonwealth General Assignment Corporation, Monumental Agency Group, Inc. and AEGON Assignment Corporation of Kentucky; Director of AEGON USA Investment Management, Inc. and AEGON USA Realty Advisors Inc.; Treasurer of AUSA Life and AUSA Holding Company; Assistant Secretary of Benefit Plans, Inc.; Senior Vice President and Treasurer of AEGON USA, Inc.; Assistant Treasurer of Diversified Financial Products, Inc., Independence Automobile Association, Inc. and Independence Automobile Club, Inc.; and Senior Vice President, Treasurer and Controller of Cadet Holding Corp.; Craig D. Vermie, Director of AIMI; Director, Secretary, Vice President and General Counsel of LIICA, Bankers United, PFL Life, and First AUSA; Director, Vice President, General Counsel and Assistant Secretary of Monumental Life; Vice President, Corporate Counsel and Assistant Secretary of Western Reserve; Director, Vice President and Assistant Secretary of Monumental General Casualty Company and Zahorik Company, Inc.; Director, Secretary and Vice President of Investors Warranty of America, Inc.; Secretary, Vice President and General Counsel of AEGON USA, Inc.; Director, Counsel, Assistant Secretary of Commonwealth General Corporation; Director and Vice President of The Whitestone Corporation; Director and Secretary of Peoples Benefit Life Assurance Company, Veterans Life Insurance Company, Massachusetts Fidelity Trust Company, AUSA Holding Company, Cadet Holding Corp., AEGON Management Company and AEGON USA Charitable Foundation, Inc.; Director and Assistant Secretary of Academy Life Insurance Company, Providian Auto & Home Insurance Company, Providian Life Insurance Company, Providian Property & Casualty Insurance Company, Monumental Agency Group, Inc., Creditor Resources, Inc., Great American Insurance Agency, Inc. and Monumental General Mass Marketing, Inc.; Director, Pension Life Insurance Company of America, Monumental General Insurance Group, Inc., United Financial Services, Inc., AEGON Financial Services Group, Inc., AIMI, Southlife, Inc., Durco Agency, Inc., Executive Management & Consultant Services, Inc., Monumental General Administrators, Inc., AUSA Financial Markets, Inc., Short Hills Management Company, Corpa Reinsurance Company, AEGON Special Markets Group and Monumental General Mass Marketing, Inc.; Secretary, AUSA Life Insurance Company, Inc., Money Services, Inc., Supplemental Insurance Division, Inc.; Assistant Secretary, Bankers Financial Life Insurance Company, ZCI, Inc.; Clifford A. Sheets, Executive Vice President, Director of Securities of AIMI; Vice President of Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, First AUSA Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental General Casualty Company and Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company, Providian Property & Casualty Insurance Company; Eric B. Goodman, Executive Vice President - Portfolio Management of AIMI, Vice President of Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc. and Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty Insurance Company; William S. Cook, Executive Vice President - Capital Market Strategies of AIMI; Vice President of Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc. and Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty Insurance Company; David R. Ludke, Executive Vice President - Risk Management of AIMI; Chief Actuary and Vice President of Diversified Financial Products Inc.; Second Vice President of Academy Life Insurance Company, Pension Life

Insurance Company of America, Veterans Life Insurance Company, Providian
Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty insurance Company; David M. Carney, Senior Vice President and Chief Financial Officer of AIMI; Vice President of Life Investors Insurance Company of America, Peoples Benefit Life Insurance Company, Bankers United Life Assurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, PFL Life Insurance Company, Western Reserve Life Insurance Co. of Ohio, AUSA Life Insurance Company, Inc., Veterans Life Insurance Company, Monumental General Insurance Group, Inc., Monumental General Casualty Company, Monumental Life Insurance Company, Commonwealth General Corporation and Investors Warranty of America, Inc.; Ralph M. O'Brien, Senior Vice President of AIMI; Vice President of Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, First AUSA Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental General Casualty Company, Monumental Life Insurance Company, Inc.; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty Insurance Company; Trust Officer of Massachusetts Fidelity Trust Company; David
R. Halfpap, Senior Vice President of AIMI; Vice President of Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, First AUSA Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental General Casualty Company and Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty Insurance Company; Steven P. Opp, Senior Vice President of AIMI; Kirk W. Buese, Senior Vice President of AIMI; Vice President of Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental Life Insurance Company, PB Investment Advisors, Inc.; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company, Providian Property & Casualty Insurance Company; Gregory W. Theobald, Vice President and Assistant Secretary of AIMI, Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, First AUSA Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental General Casualty Company, Monumental Life Insurance Company; and Vice President of Money Services, Inc.; Jon D. Kettering, Vice President of AIMI, Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, First AUSA Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental General Casualty Company, Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty Insurance Company; Robert L. Hansen, Vice President of AIMI, Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, First AUSA Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental General Casualty Company, Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty Insurance Company; Bradley J. Beman, Vice President of AIMI; Michael B. Simpson, Senior Vice President of AIMI, Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, AUSA Life Insurance Company, Inc., Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company and Providian Property & Casualty Insurance Company; Douglas A. Dean, Vice President of AIMI; Stephanie M. Phelps, Vice President of AIMI; Jon L. Skaags, Vice President of AIMI, Life Investors Insurance Company of America, Bankers United Life Assurance Company, PFL Life Insurance Company, First AUSA Life Insurance Company, Monumental Life Insurance Company; Second Vice President of Peoples Benefit Life Insurance Company, Academy Life Insurance Company, Pension Life Insurance Company of America, Veterans Life Insurance Company, Providian Auto & Home Insurance Company, Providian Fire Insurance Company, Providian Property & Casualty Insurance Company; Daniel P. Fox, Vice President of AIMI; Robert A. Smedley, Vice President of AIMI; Ashok K. Chawla, Vice President of AIMI; Sarvjeev S. Sidhu, Vice President of AIMI; Mark J. Zinkula, Vice President of AIMI; James R. Landis, Vice

President of AIMI; Craig M. Enright, Vice President of AIMI; Robert S. Jett III, Secretary of AIMI; Assistant Secretary of AUSA Life Insurance Company, Money Services, Inc. and AUSA Financial Markets, Inc.; and Counsel and Vice President of Investors Warranty of America, Inc.; Michael N. Meese, Assistant Vice President of AIMI; Mary T. Pech, Assistant Vice President of AIMI; Mark E. Dunn, Assistant Vice President of AIMI; Donna L. Heitzman, Assistant Vice President of AIMI; Karen H. Fleming, Assistant Vice President of AIMI; David Hopewell, Assistant Vice President of AIMI; M. Christina Galligan, Assistant Vice President of AIMI; and Brian E. Rolland, Treasurer of AIMI.

                                  *   *   *

         Goldman Sachs Asset Management ("GSAM"), located at 32 Old Slip, New York, New York, NY 10005, serves as sub-adviser to the IDEX Goldman Sachs Growth. David B. Ford serves as Co-Head of GSAM and as Managing Director of Goldman Sachs, & Co.; John P. McNulty serves as Co-Head of GSAM and Managing Director of Goldman, Sachs & Co.

                                  *   *   *

         Salomon Brothers Asset Management Inc ("SBAM"), 7 World Trade Center, New York, NY, 10048, serves as sub-adviser to IDEX Salomon All Cap. The officers are Virgil H. Cumming, Director, also serving as Managing Director and Chief Investment Officer of Salomon Smith Barney, Inc., New York, NY; Ross S. Margolies, Heath B. McLendon and Peter J. Wilby, Managing Directors; Wendy Murdock, Executive Vice President of Solomon Smith Barney, Inc., New York, NY; Jeffrey S. Scott, Chief Compliance Officer; Peter Carman, Global Chief Investment Officer of Salomon Smith Barney Citi Asset Management; and Michael F. Rosenbaum, Chief Legal Officer, also serving as Chief Legal Officer of Salomon Brothers Asset Management Limited, London, England, and Chief Legal officer of Salomon Brothers Asset Management Asia Pacific Limited, Hong Kong; Corporate Secretary of The Travelers Investment Management Company, New York, NY; and General Counsel to Asset Management, Travelers Group Inc., New York, NY and its predecessors.

                                  *   *   *

         4. Robert L. Strickland, Director of T. Rowe, retired as Chairman of Lowe's Companies, Inc., a retailer of specialty T. Rowe Price Associates, Inc., ("T. Rowe") 100 E. Pratt Street, Baltimore, MD 21202, serves as sub-adviser to IDEX T. Rowe Price Dividend Growth and IDEX T. Rowe Price Small Cap. James E. Halbkat, Jr., Director of T. Rowe, is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is P.O. Box 23109, Hilton Head Island, SC 29925. Donald B. Hebb, Jr., Director of T. Rowe, is the Managing General Partner of ABS Capital Partners. Mr. Hebb's address is 0ne South Street, 25th Floor, Baltimore, MD 21202. Richard L. Menschel, Director of
T. Rowe, is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New NY 1000 home supplies, as of January 31, 1998, and continues to serve as a Director. He is a Director of Hannaford Bros., Co., a food retailer. Mr. Stickland's address is 2000 W. First Street, Suite 604, Winston-Salem, NC 27104. Philip C. Walsh, Director of T. Rowe, is a retired mining industry executive. Mr. Walsh's address is Pleasant Valley, Peapack, NJ 07977. Anne Marie Whittemore, Director of T. Rowe, is a partner of the law firm of McGuire, Woods, Battle & Boothe L.L.P. and a Director of Owens & Minor, Inc., Fort James Corporation, and Albemarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, VA 23219. The remaining Officers are Edward C. Bernard, Director and Managing Director of
T. Rowe; Director and President of T. Rowe Price Insurance Agency, Inc. and T. Rowe Price Investment Services; Director of T. Rowe Price Services, Inc. and Vice President of TRP Distribution, Inc.; Henry H. Hopkins, Director and Managing Director of T. Rowe; Director of T. Rowe Price Insurance Agency, Inc.; Vice President and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Vice President of Price-International, T. Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Stable Asset Management, Inc., and T. Rowe Price Strategic Partners Associates, Inc.; James A.C. Kennedy III, Director and Managing Director of T. Rowe, President and Director of T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.; John H. Laporte, Jr., Director and Managing Director of T. Rowe; William T. Reynolds, Director and Managing Director of T. Rowe; Chairman of the Board of T. Rowe Price Stable Asset Management, Inc.; Director of TRP Finance, Inc.; James
S. Riepe, Vice-Chairman of the Board, Director, and Managing Director of T. Rowe; Chairman of the Board and President of T. Rowe Price Trust Company; Chairman of the Board of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe

Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of Price-International, T. Rowe Price Insurance Agency, Inc., and TRPH Corporation; Director and President of TRP Distribution, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.; and Director and Vice President of T. Rowe Price Stable Asset Management, Inc.; George A. Roche, Chairman of the Board, President and Managing Director of T. Rowe; Chairman of the Board of TRP Finance, Inc.; Director of Price-International, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners, Inc.; and Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.; Brian C. Rogers, Director and Managing Director of T. Rowe and Vice President of T. Rowe Price Trust Company; M. David Testa, Vice-Chairman of the Board, Director, Chief Investment Officer, and Managing Director of T. Rowe; Chairman of the Board of Price-International; President and Director of T. Rowe Price (Canada), Inc.; Director and Vice President of T. Rowe Price Trust Company; and Director of TRPH Corporation; Martin G. Wade, Director and Managing Director of T. Rowe and Director, Managing Director and Non-Executive Chairman of Price International; Michael A. Goff, Managing Director of T. Rowe; Director and the President of T. Rowe Price Investment Technologies, Inc.; Charles E. Vieth, Managing Director of T. Rowe; Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Services, Inc.; Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Trust Company, and TRP Distribution, Inc.; Christopher D. Alderson, Managing Director of T. Rowe and Vice President of Price International; Preston G. Athey, Managing Director of T. Rowe; Brian W.
H. Berghuis, Managing Director of T. Rowe; Stephen W. Boesel, Managing Director of T. Rowe and Vice President of T. Rowe Price Trust Company; John H. Cammack, Managing Director of T. Rowe; Vice President of T. Rowe Price Investment Services, Inc. and Vice President of T. Rowe Price Trust Company; Gregory A. McCrickard, Managing Director of T. Rowe; Vice President of T. Rowe Price Trust Company; John R. Ford, Managing Director of T. Rowe and Chief Investment Officer and Executive Vice President of Price International; Mary J. Miller, Managing Director of T. Rowe; Charles A. Morris, Managing Director of T. Rowe; Nancy M. Morris, Managing Director of T. Rowe; Vice President of Price International; Vice President of T. Rowe Price Investment Services, Inc; Vice President of T. Rowe Price Stable Asset Management, Inc. and Director and Vice President of T. Rowe Price Trust Co.; George A. Murnaghan, Managing Director of T. Rowe; Executive Vice President of Price-International; Vice President of T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; Maria Nalywayko, Managing Director of T. Rowe; Edmund M. Notzon III, Managing Director of T. Rowe; Vice President of T. Rowe Price Trust Company; Wayne D. O'Melia, Managing Director of T. Rowe; Director and President of T. Rowe Price Services, Inc.; Vice President of T. Rowe Price Trust Company; Larry J. Puglia, Managing Director of T. Rowe; Vice President of T. Rowe Price (Canada), Inc.; John R. Rockwell, Managing Director of T. Rowe; Director and Senior Vice President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Stable Asset Management, Inc. and T. Rowe Price Trust Company; Vice President of T. Rowe Price Investment Services, Inc.; R. Todd Ruppert, Managing Director of T. Rowe; President and Director of TRPH Corporation; Vice President of T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Robert W. Smith, Managing Director of T. Rowe; Vice President of Price-International; William J. Stromberg, Managing Director of T. Rowe; Mark J. Vaselkiv, Managing Director of T. Rowe; Vice President of T. Rowe Price Recovery Fund Associates, Inc. and Vice President of T. Rowe Price Recovery Fund II Associates, L.L.C.; and David J. L. Warren, Managing Director of T. Rowe and Chief Executive Officer and President of Price International; Richard T. Whitney, Managing Director of T. Rowe; Vice President of Price-International and
T. Rowe Price Trust Company.

                                  *   *   *

         Pilgrim Baxter & Associates, Ltd., ("Pilgrim") 825 Duportail Road, Wayne, PA 19087, serves as sub-adviser to IDEX Pilgrim Baxter Mid Cap Growth and IDEX Pilgrim Baxter Technology. Harold J. Baxter, Chairman, Chief Executive Officer and Director, also serves as Trustee to PBHG Fund Distributors; Director, Chairman and Chief Executive Officer of Pilgrim Baxter Value Investors, Inc.; Director and Chairman of PBHG Insurance Series Fund, Inc.; Trustee of PBHG Fund Services; and Chairman and Director of The PBGH Funds, Inc. The remaining officers are Gary L. Pilgrim, Chief Investment Officer, President and Director; Director and President of Pilgrim Baxter Value Investors, Inc.; Trustee of PBHG Fund Services; and President of PBHG Insurance Series Fund Inc. and The PBHG Funds, Inc.; Eric C. Schnieder, Chief Financial Officer and Treasurer of Pilgrim and Pilgrim Baxter Value Investors, Inc.; Chief Financial Officer of PBHG Fund Services; and Trustee and Chief Financial Officer of PBHG Fund Distributors; Amy S. Yuter, Chief Compliance Officer of Pilgrim, PBHG Fund Distributors, and Pilgrim Baxter Value Investors, Inc.; and Director of NSCP, an industry association; and John M. Zerr, General Counsel and Secretary of Pilgrim, Pilgrim Baxter

Value Investors, Inc., PBHG Fund Distributors, and PBHG Fund Services; and Vice President and Secretary of PBHG Advisor Funds, Inc., The PBHG Funds, Inc. and PBHG Insurance.

         Each person and entity may be reached c/o Pilgrim Baxter & Associates, Ltd., at the above address.

                                  *   *   *

         Transamerica Investment Services, Inc., 1150 South Olive Street, Suite 2700, Los Angeles, California 90015 serves as sub-adviser to IDEX Transamerica Small Company and IDEX Transamerica Equity. The officers are Thomas J. Cusack, Director; and Senior Vice President to Transamerica Corporation, San Francisco, CA; Richard H. Finn, Director; and Executive Vice President of Transamerica Corporation, San Francisco, CA; Edgar H. Grubb, Director; and Senior Vice President of Transamerica Corporation, San Francisco, CA; Frank C. Herringer, Director; and Chairman of the Board, President and CEO of Transamerica Corporation, San Francisco, CA; Susan R. Hughes, Vice President, CFO and Secretary; Richard N. Latzer, President and CEO; Gary U. Rolle, Executive Vice President; and Susan A. Silbert, Senior Vice President.

                                  *   *   *

         Great Companies, L.L.C., 8550 Ulmerton Road, Largo, Florida 33771, serves as sub-adviser to IDEX Great Companies - America(SM), IDEX Great Companies - Technology(SM), and IDEX Great Companies - Global(2). John R. Kenney, Director, Chairman and Co-CEO, also serves as Director, Chairman and President of WRL Investment Management, Inc., WRL Investment Services, Inc., and WRL Series Fund, Inc.; Chairman, Trustee and Chief Executive Officer of IDEX Mutual Funds; Director of Idex Management, Inc.; Chairman and Chief Executive Officer of Western Reserve Life Assurance Co.(all of St. Petersburg, FL); Senior Vice President of AEGON USA, Inc. (Cedar Rapids, IA); Chairman of Idex Investor Services, Inc. (St. Petersburg, FL); James Hare Huguet, Director, President and Co-CEO, also serves as Director and President of Great Companies, Inc., 300 Everett Road, Easton, CT; Alan F. Warrick, Director, also serves as Managing Director of AEGON USA (Cedar Rapids, IA) and Western Reserve Life Assurance Co. of Ohio (St. Petersburg, FL); Thomas R. Moriarty, Director, also serves as President and Chief Executive Officer of Idex Investor Services, Inc.; Director, President and Chief Executive Officer of Idex Management, Inc.; Senior Vice President, Principal Financial Officer and Treasurer of IDEX Mutual Funds; Chairman, Director, President and CEO of InterSecurities, Inc.; Vice President of AFSG Securities, Inc.; and Vice President of Western Reserve Life Assurance Co. of Ohio (all of St. Petersburg, FL); Jerome C. Vahl, Director, also serves as Director and President of Western Reserve Life Assurance Co. of Ohio; Director of Idex Investor Services, Inc., Idex Management, Inc., WRL Investment Management, Inc. and WRL Investment Services, Inc. (all of St. Petersburg, FL); and Gerald William Bollman, Executive Vice President, also serves as Executive Vice President of Great Companies, Inc., 300 Everett Road, Easton, CT.

                                  *   *   *

         Federated Investment Management Company, Federated Investment Tower, Pittsburgh, PA 15222-3779, sub-adviser to IDEX Federated Tax Exempt, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc.

        The sub-adviser serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by the sub-adviser and other subsidiaries of Federated Investors are approximately $170 billion. The Trustees of the sub-adviser, their position with the sub-adviser, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee (President, Chief Executive Officer and Trustee, Federated Investors, Inc.; President, Chief Executive Officer, Chief Operating Officer and Trustee, Federated Investment Management Company; President, Chief Executive Officer, Chief Operating Officer and Director, Federated Global Investment Management Corp.; President, Chief Executive Officer and Chief Operating Officer, Passport Research, Ltd.; Trustee, Federated Fonds - Service GmbH [Germany], Federated International Holdings BV [The Netherlands], Federated International Management Limited [Ireland] and Federated Shareholder Services Company; Director, Federated Services Company); Thomas R. Donahue, Trustee (Trustee, Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Counseling, Federated Administrative Services, Inc., Federated Global Investment Management Corp., Federated Investment Management Company, Federated Investors Trust Company, Federated Securities Corp., Federated Services Company, and Federated Shareholder Services Company; President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport

Research, Ltd.); William D. Dawson III (Trustee and Executive Vice President, Federated Global Investment Management Corp; Executive Vice President, Federated Investment Management Company, Federated Investment Counseling; Trustee, Federated Investors Trust Company; Vice President, Federated Investors, Inc.); Henry A. Frantzen, Trustee (Trustee and Executive Vice President, Federated Global Investment Management Corp.; Executive Vice President, Federated Investment Management Company and Federated Investment Counseling; Vice President, Federated Federated Investors, Inc.); J. Thomas Madden, Trustee (Trustee and Executive Vice President, Federated Global Investment Management Corp.; Executive Vice President, Federated Investment Management Company and Federated Investment Counseling; Vice President, Federated Investors, Inc.); Mark D. Olson, Trustee (Trustee, Federated Investment Management Company, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bayard, 107
W. Market Street, Georgetown, DE 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, PA 15222-3779.

         The remaining officers of the sub-adviser are J. Christopher Donahue, President; William D. Dawson III; Henry A. Frantzen and J. Thomas Madden, Executive Vice Presidents; Stephen F. Auth, Joseph M. Balestrino, David A. Briggs, Jonathan C. Conley, Deborah A. Cunningham, Michael P. Donnelly, Linda A. Duessel, Mark E. Durbiano, James E. Grefenstette, Jeffrey A. Kozemchak, Sandra
L. McInerney, Susan M. Nason, Mary Jo Ochson, Robert J. Ostrowski, Bernard J. Picchi, Peter Vutz, Senior Vice Presidents; Todd A. Abraham, J. Scott Albrecht, Arthur J. Barry, Randall S. Bauer, G. Andrew Bonnewell, Michael W. Casey, Robert
E. Cauley, Alexandre de Bethmann, B. Anthony Delserone, Jr., Donald T. Ellenberger, Eamonn G. Folan, Kathleen M. Foody-Malus, Thomas M. Franks, Marc Halperin, John W. Harris, Patricia L. Heagy, Susan R. Hill, William R. Jamison, Constantine J. Kartsonas, Robert M. Kowit, Richard J. Lazarchic, Steve Lehman, Marian R. Marinack, Christopher Matyszewski, William May, Joseph M. Natoli, Jeffrey A. Petro, John P. Quatarolo, Keith Sabol, Ihab L. Salib, Frank Semack, Aash M. Shah, Michael W. Sirianni, Jr., Christopher Smith, Edward J. Tiedge, Timothy G. Trebilcock, Leonardo A. Vila, Paige M. Wilhelm, Richard M. Winkowski, Jr., Lori Wolf, George Wright, Vice Presidents; Catherine A. Arendas, Angela A. Auchey, Nancy J. Belz, Regina C. Clancy, James R. Crea, Jr., Karol M. Crummie, Fred B. Crutchfield, James H. Davis II, Joseph DelVecchio, Paul S. Drotch, Salvatore A. Esposito, John T. Gentry, David P. Gilmore, Nikola A. Ivanov, Carol
B. Kayworth, Nathan H. Kehm, John C. Kerber, J. Andrew Kirschler, Ted T. Lietz, Sr., Monica Lugani, Grant K. McKay, Natalie F. Metz, Thomas Mitchell, Bob Nolte, Mary Kay Pavuk, Rai Ann Rice, Roberto Sanchez-Dahl, Sr., Sarah Sathkumara, James
W. Schaub, John Sidawi, Diane R. Startari, Diane Tolby, Michael R. Tucker, Steven J. Wagner, Assistant Vice Presidents; G. Andrew Bonnewell, Secretary, and Thomas R. Donahue, Treasurer. The business address of each of the officers of the sub-adviser is Federated Investors Tower, Pittsburgh, PA 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.

                                  *   *   *

Gabelli Funds, L.L.C., One Corporate Center, Rye, New York, serves as sub-adviser to the IDEX Gabelli Global Growth fund. Mario J. Gabelli, Chairman and Director/Trustee, also serves as Chairman, CEO, CIO and Director of Gabelli Asset Management Inc. and Gabelli Group Capital Partners, Inc.; CEO and CIO of GAMCO Investors, Inc.; Chairman and Director of Lynch Corp.; and Chairman and CEO of Lynch Interactive Corp., 401 Theodore Fremd, Rye, New York 10580; CIO of Gabelli Securities, Inc.; Director of Spinnaker Industries, Inc., 600 North Pearl Street, Dallas, TX 75201; Director and CIO of Gabelli International II Ltd., West Bay Road, Grand Cayman, BWI; President of MJG Associates, Inc.; Chairman, Director and CIO of Gabelli International Limited; and President and CIO of Gabelli Associates Limited, P.O. Box 20063, Cayside Galleries, Harbour Drive, Grand Cayman, BWI; and CIO of Gabelli Multimedia Partners, L.P. Caesar M.
P. Bryan, Managing Director and Portfolio Manager, also serves as Portfolio Manager of other funds; President and Portfolio Manager of Gabelli Gold Fund, Inc.; and Senior Vice President of GAMCO Investors, Inc. Marc J. Gabelli, Managing Director and Portfolio Manager, also serves as Vice President and Portfolio Manger of GAMCO Investors, Inc.; Vice President Research of Gabelli & Company, Inc.; Director of Gabelli Group Capital Partners, Inc.; President of Gemini Capital Management Ltd., Hamilton, Bermuda; Portfolio Manager of the Gabelli Global Growth Fund; and CIO of Gabelli Global Partners, L.P. and Gabelli Global Partners, Ltd., Cayman Islands. Barbara G. Marcin, Senior Vice President and Portfolio Manager, also serves as Senior Vice President and Portfolio Manager of GAMCO Investors, Inc., and as Portfolio Manager of Gabelli Blue Chip Value Fund. A. Hartswell Woodson III, Managing Director and Portfolio Manager, also serves as Vice President and Portfolio Manager of the Gabelli Global Convertible Securities Fund. James E. McKee, Secretary, also serves as Vice President, General Counsel and Secretary of Gabelli Asset Management, Inc., GAMCO Investors, Inc., and Gabelli Group Capital Partners, Inc.; and as Secretary of Gabelli Company, Inc., Gabelli Securities, Inc. and Gabelli Advisers, Inc. Henry G. Van der Eb,

Jr., Senior Vice President and Portfolio Manager, also serves as Senior Vice President and Portfolio Manager of GAMCO Investors, Inc. and President, CEO and Portfolio Manager of the Gabelli Mathers Fund. Robert J. Reynolds, Vice President and Portfolio Manager, also serves as Vice President and Portfolio Manager of GAMCO Investors, Inc. Anne E. Morrissy, Vice President and Portfolio Manager, also serves as Vice President and Portfolio Manager of GAMCO Investors, Inc. and as Executive Vice President of the Gabelli Mathers Funds.

                                  *   *   *

Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009, serves as sub-adviser to IDEX Munder Net50. James C. Robinson, Chief Executive Officer, also serves as Vice President of The Munder Funds, Portfolio Manager for World Asset Management, and Registered Representative for LPM Investment Services, Inc.; Michael Thomas Monahan is Chairman and President; Terry Harley Gardner, Vice President and Chief Financial Officer, also serves as Vice President and Chief Financial Officer of Munder Capital Management, Inc. and World Asset Management, LLC, Vice President and Treasurer of The Munder Funds; and Secretary to the Board of LPM Investment Services, Inc.; Peter Glidden Root, Vice President and Chief Investment Officer, is also a registered representative of LPM Investment Services, Inc; Leonard J. Barr II, Sr. VP & Director of Core Equity, also serves as Senior Vice President and Director of Research for Munder Capital Management, Inc., Vice President of The Munder Funds, and Director of LPM Investment Services, Inc.; and Geoffrey A. Wilson, Treasurer and Senior Portfolio Manager, is also a Registered Representative for LPM Investment Services, Inc.

ITEM 27  PRINCIPAL UNDERWRITER
-------  ---------------------

InterSecurities, Inc.

         (a) The Registrant has entered into an Underwriting Agreement with InterSecurities, Inc. ("ISI"), whose address is P.O. Box 9053, Clearwater, FL 33758-9053, to act as the principal underwriter of Fund shares.

         (b)      Directors and Officers of Principal Underwriter

         NAME         POSITIONS AND OFFICES WITH UNDERWRITER                    POSITIONS AND OFFICES WITH REGISTRANT
         ----         --------------------------------------                    --------------------------------------
William H. Geiger            Director and Secretary                          Vice President and Assistant
                                                                             Secretary

Thomas R. Moriarty           Chairman, Director,                             Senior Vice President, Treasurer and
                             President and Chief Executive Officer           Principal Financial Officer

Cynthia L. Remley            Vice President and Associate                    N/A
                             General Counsel

A. Kenneth Fine              Vice President and Counsel                      N/A

Herbert Pontzer              Vice President - Compliance                     N/A

William G. Cummings          Vice President and Treasurer                    N/A

Frank Wollett                Assistant Vice President                        N/A

Kenneth W. Marlow            Vice President                                  N/A

Kimberly Scouller            Vice President and Senior Counsel               N/A

Michael V. Williams          Vice President                                  N/A


Kristy L. Dowd               Vice President - Project Development            N/A

Terry L. Garvin              Director & Vice President                       N/A

Christopher G. Roetzer       Assistant Vice President                        Vice President, Assistant Treasurer
                                                                             And Principal Accounting Officer
Nathan Anguiano              Assistant Vice President                        N/A

Jennifer Gonzales            Assistant Vice President - Operations           N/A

Donna Craft                  Assistant Vice President                        N/A

Michael Lane                 Assistant Vice President                        N/A

Scott M. Lenhart             Assistant Vice President                        N/A

Teresa Rooney                Vice President & Counsel                        N/A

Scott Russell                Assistant Vice President                        N/A

Frank Wollett                Assistant Vice President                        N/A

Diane Rogers                 Assistant Vice President                        N/A

Christopher M. Aiello        Assistant Secretary & Associate Counsel         N/A

Greg Limardi                 Vice President                                  N/A

Heather L. Doudna            Assistant Secretary & Associate Counsel         N/A

Stuart Walsky                Assistant Vice President                        N/A

Duncan H. Cameron            Assistant Vice President                        N/A

Tracey Evans                 Assistant Secretary                             N/A

Jayne Flood                  Assistant Secretary                             N/A

Kristina Mackowiak           Assistant Secretary                             N/A

Carol Ann MacLean            Assistant Vice President & Assistant Secretary  N/A

Laura Hunt                   Assistant Secretary                             N/A

Carlene Endick               Assistant Vice President                        N/A

Gerald B. Lax                Associate Vice President & Associate Counsel    N/A


ITEM 28  LOCATION OF ACCOUNTS AND RECORDS
-------  --------------------------------

         The accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

         (a) Shareholder records are maintained by the Registrant's transfer agent, Idex Investor Services, Inc., P.O. Box 9015, Clearwater, FL 33758-9015.

         (b) All other accounting records of the Registrant are maintained at the offices of the Registrant at 570 Carillon Parkway, St. Petersburg, Florida 33716 and are in the physical possession of the officers of the Fund, or at the offices of the Custodian, State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, MO 64105.

ITEM 29  MANAGEMENT SERVICES
-------  -------------------

         The Registrant has no management-related service contract that is not discussed in Part I of this form. See the section of the Prospectus entitled "Investment Advisory and Other Services" for a discussion of the management and advisory services furnished by IMI, ISI, Alger Management, GEAM, Janus Capital, C.A.S.E., NWQ, Luther King, Dean Investment, AEGON Management GSAM, T. Rowe Price, SBAM, Pilgrim, Transamerica Great Companies and Federated pursuant to the Management and Investment Advisory Agreements, the Investment Counsel Agreements, the Administrative Services Agreements and the Underwriting Agreement.

ITEM 30  UNDERTAKINGS
-------  ------------

                 Not applicable

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDEX Mutual Funds, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment No. 40 to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Largo, State of Florida, on this 30th day of November, 2000.


                                    IDEX Mutual Funds

                                    By: /s/ JOHN R. KENNEY
                                        ----------------------------------------
                                            John R. Kenney
                                            Chairman and Chief Executive Officer


        Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, this Post-Effective Amendment No. 40 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

 /s/ JOHN R. KENNEY                        Chairman, Trustee & CEO              November 30, 2000
-------------------------------------
John R. Kenney

 /s/ PATRICK S. BAIRD                      President and Trustee                November 30, 2000
--------------------------------------     (Principal Executive Officer)
Patrick S. Baird*

 /s/ THOMAS R. MORIARTY                    Senior Vice President                November 30, 2000
--------------------------------           Treasurer and Principal
Thomas R. Moriarty                         Financial Officer

 /s/ CHRISTOPHER G. ROETZER                Vice President, Assistant            November 30, 2000
--------------------------------           Treasurer and Principal
Christopher G. Roetzer                     Accounting Officer

 /s/ PETER R. BROWN                        Trustee                              November 30, 2000
------------------------------------
Peter R. Brown *

 /s/ DANIEL CALABRIA                       Trustee                              November 30, 2000
------------------------------------
Daniel Calabria *

 /s/ JAMES L. CHURCHILL                    Trustee                              November 30, 2000
----------------------------------
James L. Churchill *

 /s/ CHARLES C. HARRIS                     Trustee                              November 30, 2000
-------------------------------------
Charles C. Harris*

 /s/ WILLIAM W. SHORT, JR.                 Trustee                              November 30, 2000
----------------------------------
William W. Short, Jr. *

 /s/ JACK E. ZIMMERMAN                     Trustee                              November 30, 2000
--------------------------------
Jack E. Zimmerman *




 /s/ JOHN K. CARTER
----------------------------------
*Signed by John K. Carter
 Attorney in Fact

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS E. PIERPAN, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

                                                    /s/ PATRICK S. BAIRD
                                                   -----------------------------
                                                   Patrick S. Baird
                                                   Trustee and President

                                                         DECEMBER 13, 1999
                                                   -----------------------------
                                                              Date

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS E. PIERPAN, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

                                                    /s/ PETER R. BROWN
                                                   -----------------------------
                                                   Peter R. Brown
                                                   Trustee

                                                         DECEMBER 13, 1999
                                                   -----------------------------
                                                              Date

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS E. PIERPAN, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

                                                    /s/ DANIEL CALABRIA
                                                   -----------------------------
                                                   Daniel Calabria
                                                   Trustee

                                                         DECEMBER 13, 1999
                                                   -----------------------------
                                                              Date

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS E. PIERPAN, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

                                                    /s/ JAMES L.CHURCHILL
                                                   -----------------------------
                                                   James L. Churchill
                                                   Trustee


                                                         DECEMBER 13, 1999
                                                   -----------------------------
                                                              Date

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS E. PIERPAN, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

                                                    CHARLES C. HARRIS
                                                   -----------------------------
                                                   Charles C. Harris
                                                   Trustee


                                                         DECEMBER 13, 1999
                                                   -----------------------------
                                                              Date

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS E. PIERPAN, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

                                                    WILLIAM W. SHORT, JR.
                                                   ----------------------------
                                                   William W. Short, Jr.
                                                   Trustee

                                                         DECEMBER 13, 1999
                                                   -----------------------------
                                                              Date

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS E. PIERPAN, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

                                                    /s/ JACK E. ZIMMERMAN
                                                   -----------------------------
                                                   Jack E. Zimmerman
                                                   Trustee


                                                         DECEMBER 13, 1999
                                                   -----------------------------
                                                              Date

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                               EXHIBITS FILED WITH
                       POST-EFFECTIVE AMENDMENT NO. 40 TO
                            REGISTRATION STATEMENT ON
                                    FORM N-1A


                                IDEX MUTUAL FUNDS
                            REGISTRATION NO. 33-2659

                                  EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION OF EXHIBIT
--------------                  ----------------------

23(h)(2)(k)                     Form of Administrative Services Agreement for
                                IDEX JCC Growth & Income and IDEX Munder Net50
23(i)                           Opinion of Counsel
23(j)(1)                        Consent of PricewaterhouseCoopers, LLP
23(j)(2)                        Consent of Sutherland Asbill & Brennan, LLP
23(p)(17)                       Code of Ethics - Munder Capital Management